UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07607

Morgan Stanley Variable Insurance Fund, Inc.
(Exact name of registrant as specified in charter)

1585 Broadway, New York, New York	10036
(Address of principal executive offices)	(Zip code)

John H. Gernon
1585 Broadway, New York, New York 10036
(Name and address of agent for service)

Registrant's telephone number, including area code: 212-762-1886

Date of fiscal year end: December 31,

Date of reporting period: December 31, 2023

Item 1 - Report to Shareholders

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2023

Discovery Portfolio

The Fund is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2023

Table of Contents (unaudited)

Consolidated Expense Example	2
Investment Overview	3
Consolidated Portfolio of Investments	5
Consolidated Statement of Assets and Liabilities	7
Consolidated Statement of Operations	8
Consolidated Statements of Changes in Net Assets	9
Consolidated Financial Highlights	10
Notes to Consolidated Financial Statements	12
Report of Independent Registered Public Accounting Firm	23
Liquidity Risk Management Program	24
Important Notices	25
Directors and Officers Information	26

1

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2023

Consolidated Expense Example (unaudited)

Discovery Portfolio

As a shareholder of the Discovery Portfolio (the "Fund"), you incur two types of costs: (1) insurance company charges; and (2) ongoing costs, which may include advisory fees, administration fees, distribution (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2023 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any insurance company charges. Therefore, the table below is useful in comparing ongoing costs, but will not help you determine the relative total cost of owning different funds. In addition, if these insurance company charges were included, your costs would have been higher.

	Beginning Account Value 7/1/23	Actual Ending Account Value 12/31/23	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Discovery Portfolio Class I	$1,000.00	$1,119.50	$1,020.52	$4.97	$4.74	0.93%
Discovery Portfolio Class II	1,000.00	1,118.80	1,020.01	5.50	5.24	1.03

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 184/365 (to reflect the most recent one-half year period).

  Refer to Note B in the Notes to Consolidated Financial Statements for discussion of prior period transfer agency fees that were reimbursed in the current period.

**  Annualized.

2

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2023

Investment Overview (unaudited)

Discovery Portfolio

The Fund seeks long-term capital growth by investing primarily in common stocks and other equity securities.

Performance

For the fiscal year ended December 31, 2023, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of 44.34%, net of fees, and 44.13%, net of fees, for Class II shares. The Fund's Class I and Class II shares outperformed the Fund's benchmark, the Russell Midcap® Growth Index (the "Index"), which returned 25.87%.

Please keep in mind that double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

Factors Affecting Performance

•  Surprised by the economy's resilience amid rising interest rates and persistently high (but falling) inflation, U.S. stocks performed well in 2023. The year saw its share of uncertainty, with recession fears dominating the start of the year, a regional banking crisis triggered by high interest rates, concerns about the U.S. government's debt levels and budget, and multiple geopolitical flashpoints. However, by year-end, the U.S. Federal Reserve signaled it was likely finished lifting interest rates after pausing the hiking cycle halfway through the year. This triggered a stock market rally and retreat in long-term bond yields in the final two months of 2023. Additionally, excitement about artificial intelligence drove a narrow group of mega-cap technology stocks to significantly outperform, adding meaningfully to the broader market's gain in the year.

•  Mid-cap growth equities, as measured by the Index, advanced over the 12-month period. All sectors had positive performance in the year, led by information technology, communication services and consumer discretionary. Energy, utilities and health care were the biggest laggards in the Index.

•  Counterpoint Global seeks high quality companies, which we define primarily as those with sustainable competitive advantages. We manage focused portfolios that are highly differentiated from the benchmark, with securities weighted on our assessment of the quality of the company and our conviction. The value added or detracted in any period of time will result from stock selection, given our philosophy and process.

•  The long-term investment horizon and conviction-weighted investment approach embraced by the team since 1998 can result in periods of performance deviation from the benchmark and peers. The Fund outperformed the Index in this reporting period largely due to favorable stock selection; sector allocations contributed to a lesser extent.

•  Stock selection in financials was the greatest contributor to relative performance. A technology platform specializing in consumer buy-now-pay-later point of sale financing and payment processing was the largest contributor in the sector and across the portfolio. The company reported results that came in ahead of expectations, driven primarily by strong credit execution, including better-than-expected provisioning, as the company continued to proactively manage loan performance in an uncertain and volatile macroeconomic environment.

•  Stock selection in consumer discretionary also added to relative gains. A leading food delivery company in the United States was the greatest contributor in the sector and third greatest in the portfolio. The company reported better-than-expected results driven by accelerating sales growth, operational efficiencies and disciplined expense management.

•  An average overweight and stock selection in communication services was another positive driver of relative performance.

•  Conversely, stock selection in health care was the largest detractor from relative performance. One of the largest buyers of biopharmaceutical royalties and a leading funder of innovation across academic institutions, non-profits, biotechnology and pharmaceutical companies was the greatest detractor in the sector and across the portfolio. The company reported solid results, but its shares remained pressured due to investors' ongoing concerns around clinical trial results for a few of its partners' new therapies and the impact to potential related royalties. Also within the health care sector, the portfolio held a leading digital platform for U.S. medical professionals that provides its members with the tools to collaborate with colleagues, stay up to date with the latest medical news and research, and conduct virtual patient visits; the position was the fourth largest detractor in the portfolio. The company reported financial results which beat expectations; however, its shares underperformed as management lowered its financial outlook for the year due to weaker-than-expected advertising spend from its pharmaceuticals customers. In response, the company

3

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2023

Investment Overview (unaudited) (cont'd)

Discovery Portfolio

announced it is expanding its programmatic advertising offerings in order to better meet these customers' needs.

•  An average underweight and stock selection in industrials also weighed on relative performance.

Management Strategies

•  As a team, we believe having a market outlook can be an anchor. Our focus is on assessing company prospects over a five-year horizon, and owning a portfolio of unique companies whose market value we believe can increase significantly for underlying fundamental reasons.

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class II shares will vary from the performance of Class I shares based upon its different inception date and will be negatively impacted by additional fees assessed to that class.

Performance Compared to the Russell Midcap® Growth Index(1)

	Period Ended December 31, 2023
	Total Returns(2)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(5)
Fund – Class I(3)	44.34%	10.94%	8.49%	7.61%
Russell Midcap® Growth Index	25.87	13.81	10.57	8.59
Fund – Class II(4)	44.13	10.83	8.38	10.87
Russell Midcap® Growth Index	25.87	13.81	10.57	11.24

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please contact the issuing insurance company or speak with your financial advisor. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance shown does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower. Fund's total returns are calculated based on the net asset value as of the last business day of the period.

(1)  The Russell Midcap® Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap® Index is a subset of the Russell 1000® Index and includes approximately 800 of the smallest securities in the Russell 1000® Index, which in turn consists of approximately 1,000 of the largest U.S. securities based on a combination of market capitalization and current index membership. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  Total returns for the Fund reflect fees waived and expenses reimbursed, if applicable, by the Adviser (as defined herein). Without such waivers and reimbursements, total returns would have been lower.

(3)  Commenced operations on October 18, 1999.

(4)  Commenced offering on May 5, 2003.

(5)  For comparative purposes, average annual since inception returns listed for the Index refers to the inception date or initial offering of the respective share class of the Fund, not the inception of the Index.

4

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2023

Consolidated Portfolio of Investments

Discovery Portfolio

	Shares	Value (000)
Common Stocks (90.8%)
Biotechnology (1.7%)
Alnylam Pharmaceuticals, Inc. (a)	762	$146
Intellia Therapeutics, Inc. (a)	17,585	536
ProKidney Corp. (a)	80,451	143
Roivant Sciences Ltd. (a)	179,179	2,012
		2,837
Broadline Retail (6.4%)
Etsy, Inc. (a)	10,192	826
Global-e Online Ltd. (Israel) (a)	246,474	9,768
		10,594
Chemicals (0.3%)
Ginkgo Bioworks Holdings, Inc. (a)	329,072	556
Entertainment (6.1%)
ROBLOX Corp., Class A (a)	219,644	10,042
Financial Services (12.4%)
Adyen NV (Netherlands) (a)	4,930	6,364
Affirm Holdings, Inc. (a)	289,714	14,237
		20,601
Ground Transportation (0.9%)
Grab Holdings Ltd., Class A (Singapore) (a)	445,001	1,500
Health Care Equipment & Supplies (0.5%)
Dexcom, Inc. (a)	4,174	518
Penumbra, Inc. N (a)	1,527	384
		902
Health Care Providers & Services (3.6%)
Agilon Health, Inc. (a)	474,726	5,958
Health Care Technology (1.6%)
Doximity, Inc., Class A (a)	93,910	2,633
Hotels, Restaurants & Leisure (6.5%)
DoorDash, Inc., Class A (a)	108,680	10,747
Information Technology Services (12.3%)
Cloudflare, Inc., Class A (a)	172,869	14,393
MongoDB, Inc. (a)	14,538	5,944
		20,337
Leisure Products (1.7%)
Peloton Interactive, Inc., Class A (a)	447,993	2,728
Life Sciences Tools & Services (1.6%)
10X Genomics, Inc., Class A (a)	46,225	2,587
Media (5.3%)
Trade Desk, Inc., Class A (a)	123,004	8,851
Pharmaceuticals (4.2%)
Royalty Pharma PLC, Class A	249,952	7,021
Software (20.2%)
Aurora Innovation, Inc. (a)	819,653	3,582
Bill Holdings, Inc. (a)	76,906	6,275
Gitlab, Inc., Class A (a)	75,162	4,732
HubSpot, Inc. (a)	1,484	862
Klaviyo, Inc., Class A (a)	22,458	624
MicroStrategy, Inc., Class A (a)	4,468	2,822
	Shares	Value (000)
Procore Technologies, Inc. (a)	36,612	$2,534
Samsara, Inc., Class A (a)	234,670	7,833
Zscaler, Inc. (a)	18,994	4,208
		33,472
Specialty Retail (5.5%)
Carvana Co. (a)	171,395	9,074
Total Common Stocks (Cost $152,362)		150,440
Preferred Stocks (2.0%)
Software (2.0%)
Databricks, Inc., Series H (a)(b)(c) (acquisition cost — $2,666; acquired 8/31/21)	36,279	2,590
Databricks, Inc., Series I (a)(b)(c) (acquisition cost — $709; acquired 9/15/23)	9,645	688
Total Preferred Stocks (Cost $3,375)		3,278
Investment Company (2.4%)
Grayscale Bitcoin Trust (a) (Cost $4,221)	116,412	4,030
	No. of Warrants
Warrants (0.0%)‡
Chemicals (0.0%)‡
Ginkgo Bioworks Holdings, Inc., expires 8/1/26 (a) (Cost $55)	16,415	2
	Shares
Short-Term Investment (5.1%)
Investment Company (5.1%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note H) (Cost $8,386)	8,386,400	8,386
Total Investments Excluding Purchased Options (100.3%) (Cost $168,399)		166,136
Total Purchased Options Outstanding (0.0%)‡ (Cost $419)		75
Total Investments (100.3%) (Cost $168,818) (d)(e)(f)		166,211
Liabilities in Excess of Other Assets (–0.3%)		(539)
Net Assets (100.0%)		$165,672

‡  Amount is less than 0.05%.

(a)  Non-income producing security.

(b)  Security cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules ("restricted security"). Acquisition date represents the day on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The Fund has registration rights for certain restricted securities. Any costs related to such registration are borne by the issuer. The aggregate value of restricted securities (excluding 144A holdings) at December 31, 2023 amounts to approximately $3,278,000 and represents 2.0% of net assets.

(c)  At December 31, 2023, the Fund held fair valued securities valued at approximately $3,278,000, representing 2.0% of net assets. These securities have been fair valued using significant unobservable inputs as determined in good faith under procedures established by and under the general supervision of the Company's (as defined herein) Directors.

The accompanying notes are an integral part of the consolidated financial statements.
5

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2023

Consolidated Portfolio of Investments (cont'd)

Discovery Portfolio

(d)  The approximate fair value and percentage of net assets, $6,364,000 and 3.8%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to Consolidated Financial Statements.

(e)  Securities are available for collateral in connection with purchased options.

(f)  At December 31, 2023, the aggregate cost for federal income tax purposes is approximately $171,504,000. The aggregate gross unrealized appreciation is approximately $32,072,000 and the aggregate gross unrealized depreciation is approximately $37,347,000, resulting in net unrealized depreciation of approximately $5,275,000.

Call Options Purchased:

The Fund had the following call options purchased open at December 31, 2023:

Counterparty	Description	Strike Price		Expiration Date	Number of Contracts	Notional Amount (000)	Value (000)	Premiums Paid (000)	Unrealized Depreciation (000)
JPMorgan Chase Bank NA	USD/CNH	CNH	7.43	Jan-24	27,229,362	$27,229	$2	$128	$(126)
Standard Chartered Bank	USD/CNH	CNH	7.57	May-24	33,393,235	33,393	36	142	(106)
JPMorgan Chase Bank NA	USD/CNH	CNH	7.79	Aug-24	36,061,106	36,061	37	149	(112)
							$75	$419	$(344)

CNH  — Chinese Yuan Renminbi Offshore

USD  — United States Dollar

Portfolio Composition

Classification	Percentage of Total Investments
Software	22.1%
Other*	18.5
Financial Services	12.4
Information Technology Services	12.2
Hotels, Restaurants & Leisure	6.5
Broadline Retail	6.4
Entertainment	6.0
Specialty Retail	5.5
Media	5.3
Investment Companies	5.1
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the consolidated financial statements.
6

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2023

Discovery Portfolio

Consolidated Statement of Assets and Liabilities	December 31, 2023 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $160,432)	$157,825
Investment in Security of Affiliated Issuer, at Value (Cost $8,386)	8,386
Total Investments in Securities, at Value (Cost $168,818)	166,211
Foreign Currency, at Value (Cost $1)	1
Receivable for Investments Sold	216
Receivable for Fund Shares Sold	167
Receivable from Affiliate	37
Other Assets	15
Total Assets	166,647
Liabilities:
Payable for Fund Shares Redeemed	384
Due to Broker	290
Payable for Advisory Fees	195
Payable for Servicing Fees	42
Payable for Professional Fees	13
Payable for Administration Fees	11
Payable for Distribution Fees — Class II Shares	11
Payable for Custodian Fees	6
Payable for Transfer Agency Fees	2
Other Liabilities	21
Total Liabilities	975
NET ASSETS	$165,672
Net Assets Consist of:
Paid-in-Capital	$307,533
Total Accumulated Loss	(141,861)
Net Assets	$165,672
CLASS I:
Net Assets	$30,613
Net Asset Value, Offering and Redemption Price Per Share Applicable to 6,669,043 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$4.59
CLASS II:
Net Assets	$135,059
Net Asset Value, Offering and Redemption Price Per Share Applicable to 33,344,655 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$4.05

The accompanying notes are an integral part of the consolidated financial statements.
7

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2023

Discovery Portfolio

Consolidated Statement of Operations	Year Ended December 31, 2023 (000)
Investment Income:
Dividends from Security of Affiliated Issuer (Note H)	$296
Dividends from Securities of Unaffiliated Issuers	161
Income from Securities Loaned — Net	83
Total Investment Income	540
Expenses:
Advisory Fees (Note B)	1,072
Distribution Fees — Class II Shares (Note E)	292
Servicing Fees (Note D)	220
Professional Fees	168
Administration Fees (Note C)	114
Shareholder Reporting Fees	21
Custodian Fees (Note G)	20
Transfer Agency Fees (Note F)	12
Directors' Fees and Expenses	8
Pricing Fees	2
Registration Fees	2
Other Expenses	22
Total Expenses	1,953
Waiver of Advisory Fees (Note B)	(304)
Waiver of Distribution Fees — Class II Shares (Note E)	(175)
Rebate from Morgan Stanley Affiliate (Note H)	(12)
Reimbursement of Transfer Agency Fees (Note B)	(6)
Net Expenses	1,456
Net Investment Loss	(916)
Realized Gain (Loss):
Investments Sold	(40,663)
Foreign Currency Translation	2
Net Realized Loss	(40,661)
Change in Unrealized Appreciation (Depreciation):
Investments	94,770
Foreign Currency Translation	— @
Net Change in Unrealized Appreciation (Depreciation)	94,770
Net Realized Loss and Change in Unrealized Appreciation (Depreciation)	54,109
Net Increase in Net Assets Resulting from Operations	$53,193

@  Amount is less than $500.

The accompanying notes are an integral part of the consolidated financial statements.
8

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2023

Discovery Portfolio

Consolidated Statements of Changes in Net Assets	Year Ended December 31, 2023 (000)	Year Ended December 31, 2022 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Loss	$(916)	$(1,386)
Net Realized Loss	(40,661)	(97,680)
Net Change in Unrealized Appreciation (Depreciation)	94,770	(104,558)
Net Increase (Decrease) in Net Assets Resulting from Operations	53,193	(203,624)
Dividends and Distributions to Shareholders:
Class I	—	(13,903)
Class II	—	(69,217)
Total Dividends and Distributions to Shareholders	—	(83,120)
Capital Share Transactions:(1)
Class I:
Subscribed	10,366	23,666
Distributions Reinvested	—	13,903
Redeemed	(11,848)	(21,791)
Class II:
Subscribed	9,207	21,019
Distributions Reinvested	—	69,217
Redeemed	(17,173)	(20,660)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(9,448)	85,354
Total Increase (Decrease) in Net Assets	43,745	(201,390)
Net Assets:
Beginning of Period	121,927	323,317
End of Period	$165,672	$121,927
(1) Capital Share Transactions:
Class I:
Shares Subscribed	2,803	3,170
Shares Issued on Distributions Reinvested	—	3,433
Shares Redeemed	(3,165)	(2,867)
Net Increase (Decrease) in Class I Shares Outstanding	(362)	3,736
Class II:
Shares Subscribed	2,883	3,325
Shares Issued on Distributions Reinvested	—	19,334
Shares Redeemed	(5,044)	(3,806)
Net Increase (Decrease) in Class II Shares Outstanding	(2,161)	18,853

The accompanying notes are an integral part of the consolidated financial statements.
9

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2023

Consolidated Financial Highlights

Discovery Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2023		2022		2021		2020(1)		2019(1)
Net Asset Value, Beginning of Period	$3.18		$17.04		$29.50		$13.05		$10.71
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.02)		(0.04)		(0.19)		(0.17)		(0.07)
Net Realized and Unrealized Gain (Loss)	1.43		(9.83)		(1.27)		18.96		4.45
Total from Investment Operations	1.41		(9.87)		(1.46)		18.79		4.38
Distributions from and/or in Excess of:
Net Realized Gain	—		(3.99)		(11.00)		(2.34)		(2.04)
Net Asset Value, End of Period	$4.59		$3.18		$17.04		$29.50		$13.05
Total Return(3)	44.34	%(4)	(62.96)%		(11.06)%		152.30%		40.11%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$30,613		$22,330		$56,135		$68,299		$30,739
Ratio of Expenses Before Expense Limitation	1.16%		1.15%		1.06%		1.08%		1.11%
Ratio of Expenses After Expense Limitation	0.94	%(5)	0.94	%(5)	0.95	%(5)	0.95	%(5)	0.94	%(5)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A		N/A		0.95	%(5)	N/A		N/A
Ratio of Net Investment Loss	(0.56	)%(5)	(0.68	)%(5)	(0.78	)%(5)	(0.86	)%(5)	(0.49	)%(5)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%		0.01%		0.00	%(6)	0.00	%(6)	0.01%
Portfolio Turnover Rate	60%		49%		95%		112%		101%

(1)  Not consolidated.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

(4)  Refer to Note B in the Notes to Consolidated Financial Statements for discussion of prior period transfer agency fees that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and the impact was less than 0.005% to the total return of Class I shares.

(5)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(6)  Amount is less than 0.005%.

The accompanying notes are an integral part of the consolidated financial statements.
10

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2023

Consolidated Financial Highlights

Discovery Portfolio

	Class II
	Year Ended December 31,
Selected Per Share Data and Ratios	2023		2022		2021		2020(1)		2019(1)
Net Asset Value, Beginning of Period	$2.81		$16.04		$28.41		$12.63		$10.42
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.02)		(0.04)		(0.20)		(0.18)		(0.08)
Net Realized and Unrealized Gain (Loss)	1.26		(9.20)		(1.17)		18.30		4.33
Total from Investment Operations	1.24		(9.24)		(1.37)		18.12		4.25
Distributions from and/or in Excess of:
Net Realized Gain	—		(3.99)		(11.00)		(2.34)		(2.04)
Net Asset Value, End of Period	$4.05		$2.81		$16.04		$28.41		$12.63
Total Return(3)	44.13	%(4)	(62.97)%		(11.19)%		152.04%		39.97%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$135,059		$99,597		$267,182		$332,541		$133,224
Ratio of Expenses Before Expense Limitation	1.41%		1.40%		1.31%		1.33%		1.36%
Ratio of Expenses After Expense Limitation	1.04	%(5)	1.04	%(5)	1.05	%(5)	1.05	%(5)	1.04	%(5)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A		N/A		1.05	%(5)	N/A		N/A
Ratio of Net Investment Loss	(0.66	)%(5)	(0.78	)%(5)	(0.88	)%(5)	(0.96	)%(5)	(0.59	)%(5)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%		0.01%		0.00	%(6)	0.00	%(6)	0.01%
Portfolio Turnover Rate	60%		49%		95%		112%		101%

(1)  Not consolidated.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

(4)  Refer to Note B in the Notes to Consolidated Financial Statements for discussion of prior period transfer agency fees that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and the impact was less than 0.005% to the total return of Class II shares.

(5)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(6)  Amount is less than 0.005%.

The accompanying notes are an integral part of the consolidated financial statements.
11

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2023

Notes to Consolidated Financial Statements

Morgan Stanley Variable Insurance Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of eight separate active, diversified and non-diversified funds (individually referred to as a "Fund," collectively as the "Funds").

The Company applies investment company accounting and reporting guidance Accounting Standards Codification ("ASC") Topic 946. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the Fund's Consolidated Statement of Assets and Liabilities through the date that the financial statements were issued.

The accompanying consolidated financial statements relates to the Discovery Portfolio. The Fund seeks long-term capital growth by investing primarily in common stocks and other equity securities. The Fund has issued two classes of shares — Class I and Class II. Both classes of shares have identical voting rights (except that shareholders of a Class have exclusive voting rights regarding any matter relating solely to that Class of shares), dividend, liquidation and other rights.

The Company is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its consolidated financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the consolidated financial statements. Actual results may differ from those estimates.

The Fund may invest up to 25% of its total assets in a wholly-owned subsidiary of the Fund organized as a company under the laws of the Cayman Islands, VIF Discovery Cayman Portfolio, Ltd. (the "Subsidiary"). The Subsidiary may invest in bitcoin indirectly through cash settled futures or indirectly through investments in Grayscale Bitcoin Trust (BTC) ("GBTC"), a privately offered investment vehicle that invests in bitcoin. The Fund is the sole shareholder of the Subsidiary, and it is not currently expected that shares of the Subsidiary will be sold or offered to other investors. The consolidated portfolio of investments and consolidated financial statements include the positions and accounts of the Fund and the Subsidiary. All intercompany accounts and transactions of the Fund and the Subsidiary have been eliminated in consolidation and all accounting policies of the Subsidiary are consistent with those of the Fund. As of December 31, 2023, the Subsidiary represented approximately $4,218,000 or approximately 2.55% of the net assets of the Fund.

Investments in the Subsidiary are expected to provide the Fund with exposure to bitcoin within the limitations of Subchapter M of the Code and recent Internal Revenue Service ("IRS") revenue rulings, which require that a mutual fund receive no more than ten percent of its gross income from such investments in order to receive favorable tax treatment as a regulated investment company ("RIC"). Tax treatment of the income received from the Subsidiary may potentially be affected by changes in legislation, regulations or other legally binding authority, which could affect the character, timing and amount of the Fund's taxable income and distributions. If such changes occur, the Fund may need to significantly change its investment strategy and recognize unrealized gains in order to remain qualified for taxation as a RIC, which could adversely affect the Fund.

In June 2022, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update (ASU) No. 2022-03, Fair Value Measurement (Topic 820): Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions ("ASU 2022-03"), which clarifies the guidance in ASC Topic No. 820 on the fair value measurement of an equity security that is subject to a contractual sale restriction and introduces new disclosures related to such equity security. ASU 2022-03 clarifies that a contractual sale restriction prohibiting the sale of an equity security is a characteristic of the reporting entity holding the equity security and is not included in the equity security's unit of account. Accordingly, an entity should not consider the contractual sale restriction when measuring the equity security's fair value (i.e., the entity should not apply a discount related to the contractual sale restriction, as stated in ASC 820-10-35-36B as amended by ASU 2022-03). In addition, ASU 2022-03 prohibits an entity from recognizing a contractual sale restriction as a separate unit of account. The new guidance is effective for public companies with annual reporting periods in fiscal years beginning after December 15, 2023, and interim periods in the following year, with early adoption permitted. An investment company that holds equity securities that are subject to contractual sale restrictions executed before the date at which the investment company first adopts ASU 2022-03 shall continue to account for that equity security using the accounting policy applied before the adoption of ASU 2022-03 until the contractual sale restriction expires or is modified.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if

12

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2023

Notes to Consolidated Financial Statements (cont'd)

there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. If only bid prices are available then the latest bid price may be used. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers/dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers/dealers; (3) listed options are valued at the last reported sales price on the exchange on which they are listed (or at the exchange official closing price if such exchange reports an official closing price). If an official closing price or last reported sales price is unavailable, the listed option should be fair valued at the mean between its latest bid and ask prices. Unlisted options are valued at the mean between their latest bid and ask prices from a reputable broker/dealer or valued by a pricing service/ vendor; (4) fixed income securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. If Morgan Stanley Investment Management Inc. (the "Adviser"), a wholly-owned subsidiary of Morgan Stanley, determines that the price provided by the outside pricing service/vendor does not reflect the security's fair value or is unable to provide a price, prices from reputable brokers/dealers may also be utilized. In these circumstances, the value of the security will be the mean of bid and asked prices obtained from reputable brokers/dealers; (5) when market quotations are not readily available, as defined by Rule 2a-5 under the Act, including circumstances under which the Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures approved by and under the general supervision of the Directors. Each business day, the Fund uses a third-party pricing service approved by the Directors to assist with the valuation of foreign equity securities. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities to more accurately reflect their fair value as of the close of regular trading on the NYSE; and (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

In connection with Rule 2a-5 of the Act, the Directors have designated the Company's Adviser as its valuation designee. The valuation designee has responsibility for determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser, as valuation designee, has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

2.  Fair Value Measurement: FASB ASC 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the price that would be received to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs); and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable

13

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2023

Notes to Consolidated Financial Statements (cont'd)

inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2023:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Biotechnology	$2,837	$—	$—	$2,837
Broadline Retail	10,594	—	—	10,594
Chemicals	556	—	—	556
Entertainment	10,042	—	—	10,042
Financial Services	14,237	6,364	—	20,601
Ground Transportation	1,500	—	—	1,500
Health Care Equipment & Supplies	902	—	—	902
Health Care Providers & Services	5,958	—	—	5,958
Health Care Technology	2,633	—	—	2,633
Hotels, Restaurants & Leisure	10,747	—	—	10,747
Information Technology Services	20,337	—	—	20,337
Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Common Stocks (cont'd)
Leisure Products	$2,728	$—	$—	$2,728
Life Sciences Tools & Services	2,587	—	—	2,587
Media	8,851	—	—	8,851
Pharmaceuticals	7,021	—	—	7,021
Software	33,472	—	—	33,472
Specialty Retail	9,074	—	—	9,074
Total Common Stocks	144,076	6,364	—	150,440
Preferred Stocks
Software	—	—	3,278	3,278
Investment Company	4,030	—	—	4,030
Warrants	2	—	—	2
Call Options Purchased	—	75	—	75
Short-Term Investment
Investment Company	8,386	—	—	8,386
Total Assets	$156,494	$6,439	$3,278	$166,211

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Preferred Stocks (000)
Beginning Balance	$1,996
Purchases	709
Sales	—
Transfers in	—
Transfers out	—
Corporate actions	—
Change in unrealized appreciation (depreciation)	573
Realized gains (losses)	—
Ending Balance	$3,278
Net change in unrealized appreciation (depreciation) from investments still held as of December 31, 2023	$573

14

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2023

Notes to Consolidated Financial Statements (cont'd)

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 as of December 31, 2023. Various valuation techniques were used in the valuation of certain investments and weighted based on the level of significance. The Fund calculated the weighted averages of the unobservable inputs relative to each investment's fair value as of December 31, 2023:

	Fair Value at December 31, 2023 (000)	Valuation Technique	Unobservable Input	Amount	Impact to Valuation from an Increase in Input*
Preferred Stocks	$3,278	Market Transaction Method	Transaction Price	$71.38	Increase

*  Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

3.  Repurchase Agreements: The Fund may enter into repurchase agreements under which the Fund lends cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest as earned. If such a decrease occurs, additional collateral will be requested and, when received, will be added to the account to maintain full collateralization. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral proceeds may be subject to cost and delays. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

4.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

—  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

—  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. The change in unrealized currency gains (losses) on foreign currency transactions for the period is reflected in the Consolidated Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

15

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2023

Notes to Consolidated Financial Statements (cont'd)

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in U.S. companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Consolidated Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

5.  Derivatives: The Fund may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid, risks arising from margin and payment requirements, risks arising from mispricing or valuation complexity and operational and legal risks. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Fund's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund used during the period and their associated risks:

Options: With respect to options, the Fund is subject to equity risk, interest rate risk and foreign currency ex-change risk in the normal course of pursuing its investment objectives. If the Fund buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or foreign currency, or futures contract on the underlying instrument or foreign currency, at an agreed-upon price during a period of time or on a specified date typically in exchange for a premium paid by the Fund. The Fund may purchase and/or sell put and call options. Purchasing call options tends to increase the Fund's exposure to the underlying (or similar) instrument. Purchasing put options tends to decrease the Fund's exposure to the underlying (or similar) instrument. When entering into purchased option contracts, the Fund bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the purchased option contracts; however the risk of loss is limited to the premium paid. Purchased options are reported as part of "Total Investments in Securities" in the Consolidated Statement of Assets and Liabilities. Premiums paid for purchasing options which expired are treated as realized losses. If the Fund sells an option, it sells to another party the right to buy from or sell to the Fund a specific amount of the underlying instrument or foreign currency, or futures contract on the underlying instrument or foreign currency, at an agreed-upon price during a period of time or on a specified date typically in exchange for a premium received by the Fund. When options are purchased OTC, the Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options may also be illiquid and the Fund may have difficulty closing out its position. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about

16

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2023

Notes to Consolidated Financial Statements (cont'd)

derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund's financial position and results of operations.

The following table sets forth the fair value of the Fund's derivative contracts by primary risk exposure as of December 31, 2023:

	Asset Derivatives Consolidated Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Purchased Options	Investments, at Value (Purchased Options)	Currency Risk	$75	(a)

(a)  Amounts are included in Investments in Securities in the Consolidated Statement of Assets and Liabilities.

The following tables set forth by primary risk exposure the Fund's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended December 31, 2023 in accordance with ASC 815:

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Investments (Purchased Options)	$(342	)(a)

(a)  Amounts are included in Realized Gain (Loss) on Investments Sold in the Consolidated Statement of Operations.

Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Investments (Purchased Options)	$(220)(a)

(a)  Amounts are included in Change in Unrealized Appreciation (Depreciation) on Investments in the Consolidated Statement of Operations.

At December 31, 2023, the Fund's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the Consolidated Statement of Assets and Liabilities
Derivatives	Assets(b) (000)		Liabilities(b) (000)
Purchased Options	$75	(a)	$—

(a)  Amounts are included in Investments in Securities in the Consolidated Statement of Assets and Liabilities.

(b)  Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Consolidated Statement of Assets and Liabilities.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Fund exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Fund's net liability may be delayed or denied.

The following table presents derivative financial instruments that are subject to enforceable netting arrangements as of December 31, 2023:

Gross Amounts Not Offset in the Consolidated Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in the Consolidated Statement of Assets and Liabilities(a) (000)	Financial Instrument (000)	Collateral Received(b) (000)	Net Amount (not less than $0) (000)
JPMorgan Chase Bank NA	$39	$—	$(39)	$0
Standard Chartered Bank	36	—	(20)	16
Total	$75	$—	$(59)	$16

(a)  Amounts are included in Investments, at value in the Consolidated Statement of Assets and Liabilities.

17

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2023

Notes to Consolidated Financial Statements (cont'd)

(b)  In some instances, the actual collateral received may be more than the amount shown here due to overcollateralization.

For the year ended December 31, 2023, the approximate average monthly amount outstanding for each derivative type is as follows:

Purchased Options:
Average monthly notional amount	104,131,000

6.  Securities Lending: The Fund lends securities to qualified financial institutions, such as broker/dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Fund. The Fund would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned — Net" in the Fund's Consolidated Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The Fund has the right under the securities lending agreement to recover the securities from the borrower on demand.

At December 31, 2023, the Fund did not have any outstanding securities on loan.

7.  Restricted Securities: The Fund invests in unregistered or otherwise restricted securities. The term "restricted securities" refers to securities that are unregistered or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. As a result, restricted securities may be more difficult to value and the Fund may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, the Fund, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Fund can sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and the acquirer of the securities. The Fund would, in either case, bear market risks during that period. Restricted securities are identified in the Consolidated Portfolio of Investments.

8.  Indemnifications: The Company enters into contracts that contain a variety of indemnification clauses. The Company's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

9.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded as non-cash dividend income at fair value. Interest income is recognized on the accrual basis (except where collection is in doubt) net of applicable withholding taxes. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

10.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid

18

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2023

Notes to Consolidated Financial Statements (cont'd)

quarterly, at the annual rate based on the daily net assets as follows:

First $500 million	Next $500 million	Over $1 billion
0.75%	0.70%	0.65%

For the year ended December 31, 2023, the advisory fee rate (net of waiver/rebate) was equivalent to an annual effective rate of 0.53% of the Fund's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual Fund operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.95% for Class I shares and 1.05% for Class II shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2023, approximately $304,000 of advisory fees were waived pursuant to this arrangement.

The Adviser provides investment advisory services to the Subsidiary pursuant to the Subsidiary Investment Management Agreement (the "Agreement"). Under the Agreement, the Subsidiary will pay the Adviser at the end of each fiscal quarter, calculated by applying a quarterly rate, based on the annual rate of 0.05%, to the average daily net assets of the Subsidiary.

The Adviser has agreed to waive its advisory fees by the amount of advisory fees it receives from the Subsidiary.

The Adviser agreed to reimburse the Fund for prior years overpayment of transfer agency fees. This was reflected as "Reimbursement of Transfer Agency Fees" in the Consolidated Statement of Operations.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Servicing Fees: The Company accrues daily and pays quarterly a servicing fee of up to 0.17% of the average daily value of shares of the Fund held in an insurance company's account. Certain insurance companies have entered into a servicing agreement with the Company to provide administrative and other contract-owner related services on behalf of the Fund.

E. Distribution Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Distributor of the Fund and provides the Fund's Class II shareholders with distribution services pursuant to a Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the Act. Under the Plan, the Fund is authorized to pay the Distributor a distribution fee, which is accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class II shares. The Distributor has agreed to waive 0.15% of the 0.25% distribution fee that it may receive. This fee waiver will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waiver when they deem such action is appropriate. For the year ended December 31, 2023, this waiver amounted to approximately $175,000.

F. Dividend Disbursing and Transfer/Co-Transfer Agent: The Company's dividend disbursing and transfer agent is SS&C Global Investor & Distribution Solutions, Inc. ("SS&C GIDS"). Pursuant to a Transfer Agency Agreement, the Company pays SS&C GIDS a fee based on the number of classes, accounts and transactions relating to the Funds of the Company.

Eaton Vance Management ("EVM"), an affiliate of Morgan Stanley, provides co-transfer agency and related services to the Fund pursuant to a Co-Transfer Agency Services Agreement. For the year ended December 31, 2023, co-transfer agency fees and expenses incurred to EVM, included in "Transfer Agency Fees" in the Consolidated Statement of Operations, amounted to less than $500.

G. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

H. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2023, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments were approximately $83,207,000 and $98,256,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2023.

19

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2023

Notes to Consolidated Financial Statements (cont'd)

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio (the "Liquidity Fund"), an open-end management investment company managed by the Adviser, both directly and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Fund. For the year ended December 31, 2023, advisory fees paid were reduced by approximately $12,000 relating to the Fund's investment in the Liquidity Fund.

A summary of the Fund's transactions in shares of affiliated investments during the year ended December 31, 2023 is as follows:

Affiliated Investment Company	Value December 31, 2022 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Fund	$4,571	$49,062	$45,247	$296
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value December 31, 2023 (000)
Liquidity Fund	$—	$—	$8,386

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2023, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

I. Federal Income Taxes: It is the Fund's intention to continue to qualify as a RIC and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the consolidated financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for consolidated financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the consolidated financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Consolidated Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2023 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2023 and 2022 was as follows:

2023 Distributions Paid From:		2022 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$—	$—	$5,485	$77,635

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

20

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2023

Notes to Consolidated Financial Statements (cont'd)

Permanent differences, due to a net operating loss, resulted in the following reclassifications among the components of net assets at December 31, 2023:

Total Accumulated Loss (000)	Paid-in- Capital (000)
$1,222	$(1,222)

At December 31, 2023, the Fund had no distributable earnings on a tax basis.

At December 31, 2023, the Fund had available for federal income tax purposes unused short-term and long-term capital losses of approximately $41,913,000 and $94,658,000, respectively, that do not have an expiration date.

To the extent that capital loss carryforwards are used to offset any future capital gains realized, no capital gains tax liability will be incurred by the Fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

J. Credit Facility: The Company and other Morgan Stanley funds participated in a $300,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. Effective April 17, 2023, the committed line amount increased to $500,000,000. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate for any funds drawn will be based on the federal funds rate or overnight bank funding rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility, which is allocated among participating funds based on relative net assets. During the year ended December 31, 2023, the Fund did not have any borrowings under the Facility.

K. Other: At December 31, 2023, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 82.1%.

L. Market Risk and Risks Relating to Certain Financial Instruments:

Bitcoin: The Fund may have exposure to cryptocurrencies indirectly through investments in GBTC, a privately offered investment vehicle that invests in bitcoin. Cryptocurrencies (also referred to as "virtual currencies" and "digital currencies") are digital assets designed to act as a medium of exchange. Although cryptocurrency is an emerging asset class, there are thousands of cryptocurrencies, the most well-known of which is bitcoin. Cryptocurrency facilitates decentralized, peer-to-peer financial exchange and value storage that is used like money, without the oversight of a central authority or banks. The value of cryptocurrency is not backed by any government, corporation, or other identified body. Similar to fiat currencies (i.e., a currency that is backed by a central bank or a national, supra-national or quasi-national organization), cryptocurrencies are susceptible to theft, loss and destruction. For example, the bitcoin held by GBTC (and the Fund's indirect exposure to such bitcoin) is also susceptible to these risks. The value of the GBTC investments in cryptocurrency is subject to fluctuations in the value of the cryptocurrency, which have been and may in the future be highly volatile. The value of cryptocurrencies is determined by the supply and demand for cryptocurrency in the global market for the trading of cryptocurrency, which consists primarily of transactions on electronic exchanges. The price of bitcoin could drop precipitously (including to zero) for a variety of reasons, including, but not limited to, regulatory changes, a crisis of confidence, flaw or operational issue in the bitcoin network or a change in user preference to competing cryptocurrencies. The GBTC exposure to cryptocurrency could result in substantial losses to the Fund.

Market: The value of an investment in the Fund is based on the values of the Fund's investments, which change due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. The risks associated with these developments may be magnified if certain social, political, economic and other conditions and events adversely interrupt the global economy and financial markets. Securities in the Fund's portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters and extreme weather events, health emergencies (such as epidemics and pandemics), terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, health emergencies, social and political (including geopolitical) discord and tensions or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. It is difficult to predict when events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects (which may last for extended periods). These events may negatively impact broad segments of businesses and populations and have a significant and rapid negative impact on the performance of the Fund's investments, and exacerbate pre-existing risks to the Fund. The occurrence, duration and extent of these or other types of adverse economic and market conditions and uncertainty over the long term cannot be reasonably projected or estimated at this time.

21

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2023

Notes to Consolidated Financial Statements (cont'd)

The ultimate impact of public health emergencies or other adverse economic or market developments and the extent to which the associated conditions impact the Fund and its investments will also depend on other future developments, which are highly uncertain, difficult to accurately predict and subject to change at any time. The financial performance of the Fund's investments (and, in turn, the Fund's investment results) as well as their liquidity may be adversely affected because of these and similar types of factors and developments, which may in turn impact valuation, the Fund's ability to sell securities and/or its ability to meet redemptions.

22

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2023

Report of Independent Registered Public Accounting Firm

To the Shareholders of Discovery Portfolio
and the Board of Directors of
Morgan Stanley Variable Insurance Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of Discovery Portfolio (the "Fund") (one of the funds constituting Morgan Stanley Variable Insurance Fund, Inc. (the "Company")), including the consolidated portfolio of investments, as of December 31, 2023, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the three years in the period then ended, the financial highlights for each of the two years in the period ended December 31, 2020 and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of the Fund (one of the funds constituting Morgan Stanley Variable Insurance Fund, Inc.) at December 31, 2023, the consolidated results of its operations for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended, its consolidated financial highlights for each of the three years in the period then ended and its financial highlights for each of the two years in the period ended December 31, 2020, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
February 22, 2024

23

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2023

Liquidity Risk Management Program (unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the "Liquidity Rule"), the Fund has adopted and implemented a liquidity risk management program (the "Program"), which is reasonably designed to assess and manage the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors' interests in the Fund (i.e., liquidity risk). The Fund's Board of Directors (the "Board") previously approved the designation of the Liquidity Risk Subcommittee (the "LRS") as Program administrator. The LRS is comprised of representatives from various divisions within Morgan Stanley Investment Management.

At a meeting held on March 1-2, 2023, the Board reviewed a written report prepared by the LRS that addressed the Program's operation and assessed its adequacy, and effectiveness of implementation for the period from January 1, 2022, through December 31, 2022, as required under the Liquidity Rule. The report concluded that the Program operated effectively and was adequately and effectively implemented in all material aspects, and that the relevant controls and safeguards were appropriately designed to enable the LRS to administer the Program in compliance with the Liquidity Rule.

In accordance with the Program, the LRS assessed each Fund's liquidity risk no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents and borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Fund portfolio investment is classified into one of four liquidity categories, which classification is assessed at least monthly by the LRS. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. Liquidity classification determinations take into account various market, trading and investment-specific considerations, as well as market depth, and in some cases utilize third-party vendor data.

The Liquidity Rule limits a fund's investments in illiquid investments to 15% of its net assets and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or "HLIM"). The LRS believes that the Program includes provisions reasonably designed to review, monitor and comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement, as applicable.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.

24

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2023

Important Notices (unaudited)

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semi-annual and annual reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley non-money market fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters as an attachment to Form N-PORT and monthly holding for each money market fun on Form N-MFP. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, but makes the complete schedule of portfolio holdings for the fund's first and third fiscal quarters available on its public website. The holdings for each money market fund are also posted to the Morgan Stanley public website. You may, however, obtain Form N-PORT filings (as well as the Form N-CSR, N-CSRS and N-MFP filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov).

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 869-6397 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is submitted for the general information of the shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Company's Statement of Additional Information contains additional information about the Fund, including its Directors. It is available, without charge, by calling 1 (800) 869-6397.

Householding Notice

To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents, including shareholder reports, prospectuses and proxy materials, to investors with the same last name who reside at the same address. Your participation in this program will continue for an unlimited period of time unless you instruct us otherwise. You can request multiple copies of these documents by calling 1 (800) 869-6397, 8:00 a.m. to 6:00 p.m., ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

Tailored Shareholder Reports

Effective January 24, 2023, the SEC adopted rule and form amendments to require open-end mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semi-annual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semi-annual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Morgan Stanley Funds.

25

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2023

Directors and Officers Information (unaudited)

Independent Directors:

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Frank L. Bowman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1944	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mèrite by the French Government; elected to the National Academy of Engineering (2009).

				87

Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a former member of the CNA Military Advisory Board; Chairman of the Board of Trustees of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; Director of other various nonprofit organizations; formerly, Director of BP, plc (November 2010-May 2019).

Frances L. Cashman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1961	Director	Since February 2022	Chief Executive Officer, Asset Management Portfolio, Delinian Ltd. (financial information) (May 2021-Present); Executive Vice President and various other roles, Legg Mason & Co. (asset management) (2010-2020); Managing Director, Stifel Nicolaus (2005-2010).	88

Formerly, Trustee and Investment Committee Member, GeorgiaTech Foundation (since June 2019); Trustee and Chair of Marketing Committee, and Member of Investment Committee, Loyola Blakefield (2017-2023); Trustee, MMI Gateway Foundation (2017-2023); Director and Investment Committee Member, Catholic Community Foundation Board (2012-2018); Director and Investment Committee Member, St. Ignatius Loyola Academy (2011-2017).

Kathleen A. Dennis c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1953	Director	Since August 2006	Chairperson of the Governance Committee (since January 2021), Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006); Senior Vice President, Chase Bank (1984-1993).	87	Board Member, University of Albany Foundation (2012-present); Board Member, Mutual Funds Directors Forum (2014-present); Director of various non-profit organizations.
Nancy C. Everett c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1955	Director	Since January 2015	Chairperson of the Equity Investment Committee (since January 2021); Director or Trustee of various Morgan Stanley Funds (since January 2015); Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013) and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	88

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

26

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2023

Directors and Officers Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Eddie A. Grier c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1955	Director	Since February 2022	Dean, Santa Clara University Leavey School of Business (since July 2021); Dean, Virginia Commonwealth University School of Business (2010-2021); President and various other roles, Walt Disney Company (entertainment and media) (1981-2010).	88

Director, Witt/Keiffer, Inc. (executive search) (since 2016); Director, NuStar GP, LLC (energy) (since August 2021); Director, Sonida Senior Living, Inc. (residential community operator) (2016-2021); Director, NVR, Inc. (homebuilding) (2013-2020); Director, Middleburg Trust Company (wealth management) (2014-2019); Director, Colonial Williamsburg Company (2012-2021); Regent, University of Massachusetts Global (since 2021); Director and Chair, ChildFund International (2012-2021); Trustee, Brandman University (2010-2021); Director, Richmond Forum (2012-2019).

Jakki L. Haussler c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1957	Director	Since January 2015	Chairperson of the Audit Committee (since January 2023) and Director or Trustee of various Morgan Stanley Funds (since January 2015); Chairman, Opus Capital Group (since 1996); formerly, Chief Executive Officer, Opus Capital Group (1996-2019); Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	88

Director, Vertiv Holdings Co. (VRT) (since August 2022); Director of Cincinnati Bell Inc. and Member, Audit Committee and Chairman, Governance and Nominating Committee (2008-2021); Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director, Barnes Group Inc. (since July 2021); Member of Chase College of Law Center for Law and Entrepreneurship Board of Advisors; Director of Best Transport (2005-2019); Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee.

Dr. Manuel H. Johnson c/o Johnson Smick International, Inc. 220 I Street, NE Suite 200 Washington, D.C. 20002 Birth Year: 1949	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Fixed Income, Liquidity and Alternatives Investment Committee (since January 2021), Chairperson of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	87	Director of NVR, Inc. (home construction).
Joseph J. Kearns c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1942	Director	Since August 1994 (Retired December 31, 2023)	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (2006-2022) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006); CFO of the J. Paul Getty Trust (1982-1999).	88	Director, Rubicon Investments (since February 2019); Prior to August 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.

27

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2023

Directors and Officers Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Michael F. Klein c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1958	Director	Since August 2006

Chairperson of the Risk Committee (since January 2021); Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				87	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia A. Maleski c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1960	Director	Since January 2017	Director or Trustee of various Morgan Stanley Funds (since January 2017); Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer — Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	88	Formerly, Trustee (January 2022 to March 2023), Treasurer (January 2023 to March 2023), and Finance Committee (January 2022 to March 2023).
W. Allen Reed c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1947	Chair of the Board and Director	Chair of the Board since August 2020 and Director since August 2006	Chair of the Boards of various Morgan Stanley Funds (since August 2020); Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Vice Chair of the Boards of various Morgan Stanley Funds (January 2020-August 2020); President and Chief Executive Officer of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	87	Formerly, Director of Legg Mason, Inc. (2006-2019); and Director of the Auburn University Foundation (2010-2015).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2023) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Directors at any time during the past five years.

28

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2023

Directors and Officers Information (unaudited) (cont'd)

Executive Officers:

Name, Address and Birth Year of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon 1585 Broadway New York, NY 10036 Birth Year: 1963	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser.

Deidre A. Downes 1633 Broadway New York, NY 10019 Birth Year: 1977	Chief Compliance Officer	Since November 2021

Executive Director of the Adviser (since January 2021) and Chief Compliance Officer of various Morgan Stanley Funds (since November 2021). Formerly, Vice President and Corporate Counsel at PGIM and Prudential Financial (October 2016-December 2020).

Francis J. Smith 750 Seventh Avenue New York, NY 10019 Birth Year: 1965	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin 1633 Broadway New York, NY 10019 Birth Year: 1967	Secretary	Since June 1999	Managing Director of the Adviser and various entities affiliated with the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key 1585 Broadway New York, NY 10036 Birth Year: 1979	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Managing Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

The Fund's statement of additional information includes further information about the Fund's Directors and Officers, and is available without charge by visiting www.morganstanley.com/im or upon request by calling 1 (800) 869-6397.

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves an indefinite term, until his or her successor is elected.

29

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2023

Adviser and Administrator

Morgan Stanley Investment Management Inc.
1585 Broadway
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
1585 Broadway
New York, New York 10036

Dividend Disbursing and Transfer Agent

SS&C Global Investor & Distribution Solutions, Inc.
P.O. Box 219804
Kansas City, Missouri 64121-9804

Co-Transfer Agent

Eaton Vance Management
Two International Place
Boston, Massachusetts 02110

Custodian

State Street Bank and Trust Company
One Congress Street
Boston, Massachusetts 02114

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
1155 Avenue of the Americas,
22nd Floor
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

UIFMCGANN
6301582 EXP 02.28.25

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2023

Emerging Markets Debt Portfolio

The Fund is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2023

Table of Contents (unaudited)

Expense Example	2
Investment Overview	3
Portfolio of Investments	5
Statement of Assets and Liabilities	13
Statement of Operations	14
Statements of Changes in Net Assets	15
Financial Highlights	16
Notes to Financial Statements	18
Report of Independent Registered Public Accounting Firm	28
Liquidity Risk Management Program	29
Important Notices	30
Directors and Officers Information	31

1

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2023

Expense Example (unaudited)

Emerging Markets Debt Portfolio

As a shareholder of the Emerging Markets Debt Portfolio (the "Fund"), you incur two types of costs: (1) insurance company charges; and (2) ongoing costs, which may include advisory fees, administration fees, distribution (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2023 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any insurance company charges. Therefore, the table below is useful in comparing ongoing costs, but will not help you determine the relative total cost of owning different funds. In addition, if these insurance company charges were included, your costs would have been higher.

	Beginning Account Value 7/1/23	Actual Ending Account Value 12/31/23	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Emerging Markets Debt Portfolio Class I	$1,000.00	$1,072.50	$1,019.76	$5.64	$5.50	1.08%
Emerging Markets Debt Portfolio Class II	1,000.00	1,072.60	1,019.51	5.90	5.75	1.13

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 184/365 (to reflect the most recent one-half year period).

Refer to Note B in the Notes to Financial Statements for discussion of prior period transfer agency fees that were reimbursed in the current period.

**  Annualized.

2

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2023

Investment Overview (unaudited)

Emerging Markets Debt Portfolio

The Fund seeks high total return by investing primarily in fixed income securities of government and government-related issuers and, to a lesser extent, of corporate issuers in emerging market countries.

Performance

For the fiscal year ended December 31, 2023, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of 11.84%, net of fees, and 11.69%, net of fees, for Class II shares. The Fund's Class I and Class II shares outperformed the Fund's benchmark, the J.P. Morgan Emerging Markets Bond Global Diversified Index (the "Index"), which returned 11.09%.

Please keep in mind that double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

Factors Affecting Performance

•  Emerging markets (EM) debt assets posted positive returns over the one-year period ended December 31, 2023 (as measured by the Index). Credit spreads tightened for most of the period, and the notable fall in U.S. Treasury yields provided further support. Many emerging markets central banks started to cut interest rates during the year or were positioned to cut rates once developed markets start ease. A dovish tone from the U.S. Federal Reserve (Fed) during the last two months of the year was supportive for EM assets.

•  In the 12-month period, the Fund's positioning in countries in Africa, Asia, Eastern Europe and Latin America contributed to relative performance, while those in the Middle East lagged the Index.

•  For the Fund, overweight positions in Suriname and Sri Lanka contributed to relative performance as progress was made with creditors in debt restructuring. The Fund's overweights to Macedonia and Benin also contributed to relative performance. The Fund's underweights to Saudi Arabia, Qatar and the Philippines detracted from relative performance.

•  Derivatives did not have a major impact on performance and were primarily used to adjust duration exposure via U.S. and German bond futures, and to adjust currency exposure in the select instances where the Fund took non-U.S. dollar exposure.

Management Strategies

•  The Fed's dovish pivot toward the end of 2023 was notable, and as of the end of the period, we believe it is likely to be broadly supportive of EM assets going forward. The more orthodox monetary policy by many EM central banks that we have repeatedly noted may be even more notable in the near term as the Fed changes course. The combination of high real yields, broad disinflation and central banks cutting rates across EM is likely to provide a good environment for local bonds. Oil prices declined significantly in 2023 and toward levels that ease the burden on importers. These levels will likely resume support of the global disinflation narrative while also being high enough to support exporters. We continue to believe that less capital investment going into China may well result in more capital flows into other, well-run emerging market countries, to their further benefit. Growth, inflation and policy are quite divergent across the heterogeneous universe of countries we refer to collectively as "emerging markets." As such, we continue to expect markets to place an emphasis on differentiation among countries and credits.

3

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2023

Investment Overview (unaudited) (cont'd)

Emerging Markets Debt Portfolio

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class II shares will vary from the performance of Class I shares based upon its different inception date and will be negatively impacted by additional fees assessed to that class.

Performance Compared to the J.P. Morgan Emerging Markets Bond Global Diversified Index(1) and the Emerging Markets Debt Blended Index(2)

	Period Ended December 31, 2023
	Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(6)
Fund – Class I(4)	11.84%	1.43%	2.12%	5.39%
J.P. Morgan Emerging Markets Bond Global Diversified Index	11.09	1.67	3.22	6.79
Emerging Markets Debt Blended Index	11.09	1.56	2.86	6.55
Fund – Class II(5)	11.69	1.38	2.07	5.66
J.P. Morgan Emerging Markets Bond Global Diversified Index	11.09	1.67	3.22	6.43
Emerging Markets Debt Blended Index	11.09	1.56	2.86	6.45

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please contact the issuing insurance company or speak with your financial advisor. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance shown does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower. Fund's total returns are calculated based on the net asset value as of the last business day of the period.

(1)  The J.P. Morgan Emerging Markets Bond Global Diversified Index tracks total returns for U.S. dollar-denominated debt instruments issued by emerging markets sovereign and quasi-sovereign entities: Brady Bonds, loans, Eurobonds and local market instruments for emerging market countries but limits the weights of countries with larger debt stocks by only including a specified portion of these countries' eligible current face amounts of debt outstanding. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Emerging Markets Debts Blended Index is a performance linked benchmark of old and new benchmark of the Fund. Old benchmark represented by J.P. Morgan Emerging Markets Bond Global Index (benchmark that tracks total returns for U.S. dollar-denominated debt instruments issued by emerging markets sovereign and quasi-sovereign entities) from the Fund's inception to December 31, 2019 and the new benchmark represented by J.P. Morgan Emerging Markets Bond Global Diversified Index for periods thereafter. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)  Total returns for the Fund reflect fees waived and expenses reimbursed, if applicable, by the Adviser (as defined herein). Without such waivers and reimbursements, total returns would have been lower.

(4)  Commenced operations on June 16, 1997.

(5)  Commenced offering on December 19, 2002.

(6)  For comparative purposes, average annual since inception returns listed for the Index refers to the inception date or initial offering of the respective share class of the Fund, not the inception of the Index.

4

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2023

Portfolio of Investments

Emerging Markets Debt Portfolio

	Face Amount (000)		Value (000)
Fixed Income Securities (92.3%)
Albania (2.3%)
Sovereign (2.3%)
Albania Government International Bond, 3.50%, 11/23/31	EUR	235	$229
5.90%, 6/9/28		1,925	2,177
			2,406
Angola (0.9%)
Sovereign (0.9%)
Angolan Government International Bond, 8.75%, 4/14/32		$1,092	963
Argentina (1.0%)
Sovereign (1.0%)
Argentine Republic Government International Bond, 3.50%, 7/9/41 (a)		800	275
3.63%, 7/9/35 (a)		800	276
4.25%, 1/9/38 (a)		1,300	518
			1,069
Armenia (0.2%)
Corporate Bond (0.2%)
Ardshinbank CJSC Via Dilijan Finance BV, 6.50%, 1/28/25		200	198
Bahrain (2.5%)
Sovereign (2.5%)
Bahrain Government International Bond, 5.45%, 9/16/32		1,070	986
5.63%, 5/18/34		1,000	907
7.00%, 10/12/28		650	679
			2,572
Barbados (1.3%)
Sovereign (1.3%)
Barbados Government International Bond, 6.50%, 10/1/29		1,414	1,346
Benin (2.2%)
Sovereign (2.2%)
Benin Government International Bond, 4.88%, 1/19/32	EUR	250	227
4.95%, 1/22/35		390	341
6.88%, 1/19/52		1,970	1,717
			2,285
Brazil (3.8%)
Corporate Bonds (3.8%)
Braskem Netherlands Finance BV, 8.50%, 1/23/81		$477	411
Coruripe Netherlands BV, 10.00%, 2/10/27		630	484
FORESEA Holding SA, 7.50%, 6/15/30		530	491
Guara Norte Sarl, 5.20%, 6/15/34		583	532
Hidrovias International Finance Sarl, 4.95%, 2/8/31		580	459
	Face Amount (000)		Value (000)
MC Brazil Downstream Trading Sarl, 7.25%, 6/30/31		$657	$516
Minerva Luxembourg SA, 8.88%, 9/13/33 (b)		291	308
MV24 Capital BV, 6.75%, 6/1/34		394	369
Samarco Mineracao SA, 9.50%, 6/30/31		547	460
			4,030
Bulgaria (0.4%)
Corporate Bond (0.4%)
Bulgarian Energy Holding EAD, 2.45%, 7/22/28	EUR	379	363
Burkina Faso (0.5%)
Corporate Bond (0.5%)
Endeavour Mining PLC, 5.00%, 10/14/26		$604	560
Chile (2.6%)
Corporate Bonds (1.1%)
AES Andes SA, 7.13%, 3/26/79		659	634
Liberty Latin America Ltd., 2.00%, 7/15/24		257	248
VTR Comunicaciones SpA, 4.38%, 4/15/29		200	100
5.13%, 1/15/28		400	200
			1,182
Sovereign (1.5%)
Chile Government International Bond, 2.45%, 1/31/31		300	262
2.55%, 7/27/33		830	689
3.50%, 1/25/50		750	572
			1,523
			2,705
China (1.5%)
Corporate Bonds (1.5%)
China Oil & Gas Group Ltd., 4.70%, 6/30/26		280	246
KWG Group Holdings Ltd., 7.88%, 8/30/24 (c)(d)		450	30
Longfor Group Holdings Ltd., 3.85%, 1/13/32		231	94
Meituan, 0.00%, 4/27/27		500	457
Shimao Group Holdings Ltd., 5.60%, 7/15/26 (c)(d)		1,218	45
Sunac China Holdings Ltd., PIK 1.00%, 9/30/32 (c)(d)(e)		84	7
6.00%, 9/30/26 (c)(d)(e)		68	8
6.25%, 9/30/27 (c)(d)(e)		68	6
6.50%, 9/30/27 (c)(d)(e)		136	13
6.75%, 9/30/28 (c)(d)(e)		204	13
7.00%, 9/30/29 (c)(d)(e)		204	15
7.25%, 9/30/30 (c)(d)(e)		96	5

The accompanying notes are an integral part of the financial statements.
5

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2023

Portfolio of Investments (cont'd)

Emerging Markets Debt Portfolio

	Face Amount (000)		Value (000)
Corporate Bonds (cont'd)
Times China Holdings Ltd., 5.55%, 6/4/24 (c)(d)		$1,376	$36
6.75%, 7/16/23 (c)(d)		280	8
Yuexiu REIT MTN Co. Ltd., 2.65%, 2/2/26		700	597
			1,580
Colombia (2.6%)
Corporate Bonds (2.6%)
ABRA Global Finance 6.00% Cash, 5.50% PIK, 11.50%, 3/2/28 (b)(e)		229	172
Aris Mining Corp., 6.88%, 8/9/26		830	722
Avianca Midco 2 PLC, 9.00%, 12/1/28		400	352
Bancolombia SA, 6.91%, 10/18/27		460	460
Canacol Energy Ltd., 5.75%, 11/24/28		772	564
SierraCol Energy Andina LLC, 6.00%, 6/15/28		501	422
			2,692
Costa Rica (1.1%)
Corporate Bonds (0.4%)
Liberty Costa Rica Senior Secured Finance, 10.88%, 1/15/31 (b)		400	410
Sovereign (0.7%)
Costa Rica Government International Bond, 6.55%, 4/3/34		700	726
			1,136
Dominican Republic (2.5%)
Sovereign (2.5%)
Dominican Republic International Bond, 4.88%, 9/23/32		600	548
5.88%, 1/30/60		200	173
6.00%, 7/19/28 (b)		600	603
6.85%, 1/27/45 (b)		740	740
7.45%, 4/30/44 (b)		500	532
			2,596
Ecuador (0.4%)
Sovereign (0.4%)
Ecuador Government International Bond, 3.50%, 7/31/35 (a)		1,200	432
Egypt (1.8%)
Sovereign (1.8%)
Egypt Government International Bond, 5.25%, 10/6/25 (b)		500	456
5.75%, 5/29/24		300	294
6.38%, 4/11/31 (b)	EUR	500	356
6.88%, 4/30/40		$104	63
7.50%, 2/16/61		370	217
8.88%, 5/29/50		730	467
			1,853
	Face Amount (000)	Value (000)
El Salvador (1.5%)
Sovereign (1.5%)
El Salvador Government International Bond, 5.88%, 1/30/25	$78	$73
6.38%, 1/18/27	615	546
7.63%, 2/1/41	463	350
7.65%, 6/15/35	27	21
8.25%, 4/10/32	739	629
		1,619
Ethiopia (1.0%)
Sovereign (1.0%)
Ethiopia International Bond, 6.63%, 12/11/24 (c)(d)	1,580	1,074
Gabon (0.3%)
Sovereign (0.3%)
Gabon Government International Bond, 6.95%, 6/16/25 (b)	300	287
Georgia (0.4%)
Corporate Bond (0.4%)
TBC Bank JSC, 10.78%, 10/3/24 (f)	370	370
Ghana (2.4%)
Corporate Bonds (0.8%)
Kosmos Energy Ltd., 7.50%, 3/1/28	282	257
7.75%, 5/1/27	215	201
Tullow Oil PLC, 10.25%, 5/15/26	398	355
		813
Sovereign (1.6%)
Ghana Government International Bond, 6.38%, 2/11/27 (c)(d)	580	261
7.75%, 4/7/29 (c)(d)	414	182
8.13%, 3/26/32 (c)(d)	387	171
8.63%, 4/7/34 (c)(d)	417	183
8.63%, 6/16/49 (c)(d)	1,230	529
8.75%, 3/11/61 (c)(d)	403	175
8.88%, 5/7/42 (c)(d)	233	101
8.95%, 3/26/51 (c)(d)	245	106
		1,708
		2,521
Guatemala (0.8%)
Sovereign (0.8%)
Guatemala Government Bond, 3.70%, 10/7/33	300	251
4.65%, 10/7/41 (b)	310	254
6.13%, 6/1/50 (b)	320	304
		809
Honduras (0.1%)
Sovereign (0.1%)
Honduras Government International Bond, 6.25%, 1/19/27	150	144

The accompanying notes are an integral part of the financial statements.
6

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2023

Portfolio of Investments (cont'd)

Emerging Markets Debt Portfolio

	Face Amount (000)		Value (000)
Hungary (2.1%)
Corporate Bonds (1.1%)
MBH Bank Nyrt, 8.63%, 10/19/27	EUR	338	$392
OTP Bank Nyrt, 8.75%, 5/15/33		$750	774
			1,166
Sovereign (1.0%)
Hungary Government International Bond, 6.25%, 9/22/32 (b)		1,000	1,070
			2,236
India (0.8%)
Corporate Bonds (0.8%)
Indiabulls Housing Finance Ltd., 4.50%, 9/28/26		387	376
Vedanta Resources Finance II PLC, 13.88%, 1/21/24		550	486
			862
Indonesia (1.2%)
Corporate Bonds (1.2%)
LLPL Capital Pte. Ltd., 6.88%, 2/4/39		523	505
Minejesa Capital BV, 4.63%, 8/10/30		795	756
			1,261
Iraq (0.1%)
Sovereign (0.1%)
Iraq International Bond, 5.80%, 1/15/28		126	118
Ivory Coast (2.5%)
Sovereign (2.5%)
Ivory Coast Government International Bond, 4.88%, 1/30/32	EUR	300	280
6.63%, 3/22/48		2,031	1,793
6.88%, 10/17/40		591	548
			2,621
Jamaica (0.6%)
Corporate Bond (0.6%)
Digicel International Finance Ltd./Digicel international Holdings Ltd., 8.75%, 5/25/24		$700	655
Jordan (0.8%)
Sovereign (0.8%)
Jordan Government International Bond, 7.38%, 10/10/47 (b)		514	459
7.50%, 1/13/29		200	203
7.75%, 1/15/28		200	207
			869
Kazakhstan (1.3%)
Corporate Bond (0.4%)
Tengizchevroil Finance Co. International Ltd., 3.25%, 8/15/30		532	440
	Face Amount (000)		Value (000)
Sovereign (0.9%)
Kazakhstan Government International Bond, 6.50%, 7/21/45		$800	$917
			1,357
Kenya (1.0%)
Sovereign (1.0%)
Republic of Kenya Government International Bond, 8.00%, 5/22/32		1,200	1,089
Kuwait (0.5%)
Sovereign (0.5%)
Kuwait International Government Bond, 3.50%, 3/20/27		550	538
Lebanon (0.1%)
Sovereign (0.1%)
Lebanon Government International Bond, 6.85%, 3/23/27 - 5/25/29 (c)(d)		2,420	150
Macedonia (3.0%)
Sovereign (3.0%)
North Macedonia Government International Bond, 1.63%, 3/10/28	EUR	1,554	1,492
6.96%, 3/13/27		1,449	1,676
			3,168
Mexico (4.3%)
Corporate Bonds (2.7%)
Banco Mercantil del Norte SA, 8.38%, 10/14/30 (f)		$234	231
BBVA Bancomer SA, 5.13%, 1/18/33		465	422
8.45%, 6/29/38 (b)		289	308
Braskem Idesa SAPI, 6.99%, 2/20/32		478	280
7.45%, 11/15/29		515	324
Cemex SAB de CV, 5.13%, 6/8/26 (f)		300	285
9.13%, 3/14/28 (b)(f)		244	260
Grupo Aeromexico SAB de CV, 8.50%, 3/17/27		280	271
Total Play Telecomunicaciones SA de CV, 7.50%, 11/12/25		580	387
			2,768
Sovereign (1.6%)
Petroleos Mexicanos, 6.35%, 2/12/48		400	254
6.50%, 3/13/27		232	217
6.88%, 8/4/26		1,271	1,235
			1,706
			4,474
Moldova (0.3%)
Corporate Bond (0.3%)
Aragvi Finance International DAC, 8.45%, 4/29/26		450	313

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2023

Portfolio of Investments (cont'd)

Emerging Markets Debt Portfolio

	Face Amount (000)	Value (000)
Morocco (0.7%)
Sovereign (0.7%)
Morocco Government International Bond, 3.00%, 12/15/32	$300	$248
4.00%, 12/15/50 (b)	610	441
		689
Nigeria (3.9%)
Corporate Bonds (0.9%)
Access Bank PLC, 6.13%, 9/21/26	283	256
IHS Netherlands Holdco BV, 8.00%, 9/18/27 (b)	300	268
SEPLAT Energy PLC, 7.75%, 4/1/26	410	378
		902
Sovereign (3.0%)
Nigeria Government International Bond, 6.50%, 11/28/27 (b)	660	605
7.38%, 9/28/33	1,025	877
7.63%, 11/28/47	200	159
7.70%, 2/23/38	1,017	837
8.25%, 9/28/51	830	683
		3,161
		4,063
Oman (2.5%)
Sovereign (2.5%)
Oman Government International Bond, 5.38%, 3/8/27	200	202
6.25%, 1/25/31 (b)	550	580
6.25%, 1/25/31	1,060	1,117
6.75%, 1/17/48	440	461
7.38%, 10/28/32	200	227
		2,587
Panama (2.4%)
Corporate Bonds (0.7%)
C&W Senior Financing DAC, 6.88%, 9/15/27	573	534
Multibank, Inc., 7.75%, 2/3/28 (b)	250	250
		784
Sovereign (1.7%)
Panama Bonos del Tesoro, 3.36%, 6/30/31	59	47
6.38%, 7/25/33	68	64
Panama Government International Bond, 2.25%, 9/29/32	923	675
3.16%, 1/23/30	422	360
3.87%, 7/23/60	470	283
4.50%, 4/1/56	500	337
		1,766
		2,550
	Face Amount (000)		Value (000)
Papua New Guinea (0.4%)
Corporate Bond (0.4%)
Puma International Financing SA, 5.00%, 1/24/26		$484	$461
Paraguay (0.6%)
Corporate Bond (0.6%)
Frigorifico Concepcion SA, 7.70%, 7/21/28		786	666
Peru (2.3%)
Corporate Bonds (1.9%)
Auna SAA, 10.00%, 12/15/29 (b)		662	640
Hunt Oil Co. of Peru LLC Sucursal Del Peru, 8.55%, 9/18/33 (b)		582	637
Peru LNG Srl, 5.38%, 3/22/30		905	750
			2,027
Sovereign (0.4%)
Peruvian Government International Bond, 3.00%, 1/15/34		300	254
3.55%, 3/10/51		200	152
			406
			2,433
Romania (3.3%)
Corporate Bond (0.5%)
Banca Transilvania SA, 7.25%, 12/7/28	EUR	451	513
Sovereign (2.8%)
Romanian Government International Bond, 1.75%, 7/13/30		1,300	1,163
2.00%, 4/14/33		232	192
2.12%, 7/16/31		749	661
2.13%, 3/7/28		532	535
6.63%, 9/27/29		300	355
			2,906
			3,419
Senegal (0.3%)
Sovereign (0.3%)
Senegal Government International Bond, 6.25%, 5/23/33		$300	269
Serbia (1.7%)
Sovereign (1.7%)
Serbia International Bond, 1.50%, 6/26/29	EUR	600	561
2.05%, 9/23/36		270	208
2.13%, 12/1/30 (b)		$1,030	827
6.50%, 9/26/33		200	206
			1,802
South Africa (0.6%)
Corporate Bonds (0.6%)
Sasol Financing USA LLC, 5.50%, 3/18/31		508	428
8.75%, 5/3/29		233	238
			666
The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2023

Portfolio of Investments (cont'd)

Emerging Markets Debt Portfolio

	Face Amount (000)	Value (000)
Sri Lanka (2.5%)
Sovereign (2.5%)
Sri Lanka Government International Bond, 5.75%, 4/18/23 (c)(d)	$200	$103
6.20%, 5/11/27 (c)(d)	2,400	1,218
6.35%, 6/28/24 (c)(d)	200	102
6.83%, 7/18/26 (c)(d)	200	103
6.85%, 3/14/24 - 11/3/25 (c)(d)	2,100	1,085
		2,611
Suriname (4.9%)
Sovereign (4.9%)
Suriname Government International Bond, 0.00%, 12/31/50 (b)(c)(d)	1,979	930
7.85%, 12/31/50 (b)(c)(d)	557	262
7.95%, 7/15/33 (b)(c)(d)	3,400	2,954
12.88%, 7/15/33 (b)(c)(d)	1,150	999
		5,145
Tanzania, United Republic of (0.2%)
Corporate Bond (0.2%)
HTA Group Ltd., 2.88%, 3/18/27	200	173
Trinidad and Tobago (0.3%)
Sovereign (0.3%)
Trinidad & Tobago Government International Bond, 4.50%, 6/26/30	350	340
Turkey (3.6%)
Corporate Bonds (1.3%)
Limak Iskenderun Uluslararasi Liman Isletmeciligi AS, 9.50%, 7/10/36	464	424
Ulker Biskuvi Sanayi AS, 6.95%, 10/30/25	365	359
WE Soda Investments Holding PLC, 9.50%, 10/6/28	582	602
		1,385
Sovereign (2.3%)
Turkiye Government International Bond, 4.25%, 4/14/26	1,423	1,367
5.95%, 1/15/31	300	283
6.75%, 5/30/40	749	690
		2,340
		3,725
Ukraine (0.8%)
Sovereign (0.8%)
Ukraine Government International Bond, 6.88%, 5/21/31 (c)(d)	1,000	233
7.75%, 9/1/24 - 9/1/25 (c)(d)	1,671	504
7.75%, 8/1/41 (c)(d)(g)	300	135
		872
	Face Amount (000)	Value (000)
United Arab Emirates (3.7%)
Corporate Bond (0.3%)
Shelf Drilling Holdings Ltd., 9.63%, 4/15/29 (b)	$370	$363
Sovereign (3.4%)
Finance Department Government of Sharjah, 4.00%, 7/28/50	1,671	1,120
4.38%, 3/10/51	500	359
6.50%, 11/23/32	1,980	2,083
		3,562
		3,925
Uruguay (1.6%)
Sovereign (1.6%)
Uruguay Government International Bond, 4.38%, 1/23/31	550	547
5.10%, 6/18/50	550	553
5.75%, 10/28/34	490	531
		1,631
Uzbekistan (1.4%)
Corporate Bond (0.2%)
Uzbek Industrial and Construction Bank ATB, 5.75%, 12/2/24	200	194
Sovereign (1.2%)
Republic of Uzbekistan International Bond, 3.70%, 11/25/30 (b)	200	169
3.90%, 10/19/31	634	534
5.38%, 2/20/29	600	570
		1,273
		1,467
Venezuela (0.4%)
Sovereign (0.4%)
Petroleos de Venezuela SA, 6.00%, 11/15/26 (c)(d)	3,100	360
Venezuela Government International Bond, 7.00%, 3/31/38 (c)(d)	26	4
9.25%, 9/15/27 - 5/7/28 (c)(d)	137	24
11.95%, 8/5/31 (c)(d)	39	8
		396
Vietnam (0.5%)
Corporate Bond (0.5%)
Mong Duong Finance Holdings BV, 5.13%, 5/7/29	559	521
Zambia (1.0%)
Sovereign (1.0%)
Zambia Government International Bond, 5.38%, 9/20/22	375	211
8.50%, 4/14/24 (c)(d)	729	456
8.97%, 7/30/27	633	394
		1,061
Total Fixed Income Securities (Cost $102,069)		96,793

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2023

Portfolio of Investments (cont'd)

Emerging Markets Debt Portfolio

	No. of Warrants	Value (000)
Warrants (0.0%)‡
Venezuela (0.0%)‡
Venezuela Government International Bond, Oil-Linked Payment Obligation, expires 4/15/20 (h)(i) (Cost $—)	3,750	$27
	Shares
Short-Term Investments (5.0%)
Investment Company (4.8%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note H) (Cost $5,015)	5,015,299	5,015
	Face Amount (000)
United States (0.2%)
U.S. Treasury Securities (0.2%)
U.S. Treasury Bill, 5.40%, 4/18/24 (j)(k)	$75	74
5.53%, 4/18/24 (j)(k)	125	123
Total Short-Term Investments (Cost $5,212)		5,212
Total Investments (97.3%) (Cost $107,281) (l)(m)		102,032
Other Assets in Excess of Liabilities (2.7%)		2,862
Net Assets (100.0%)		$104,894

Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Fund's prospectus and/or statement of additional information relating to geographic classifications.

‡  Amount is less than 0.05%.

(a)  Multi-step — Coupon rate changes in predetermined increments to maturity. Rate disclosed is as of December 31, 2023. Maturity date disclosed is the ultimate maturity date.

(b)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(c)  Issuer in bankruptcy.

(d)  Non-income producing security; bond in default.

(e)  Income may be paid in additional securities and/or cash at the discretion of the issuer.

(f)  Perpetual — One or more securities do not have a predetermined maturity date. Rates for these securities are fixed for a period of time after which they revert to a floating rate. Interest rates in effect are as of December 31, 2023.

(g)  Floating or variable rate securities: The rates disclosed are as of December 31, 2023. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description in the Portfolio of Investments. Certain variable rate securities may not be based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description in the Portfolio of Investments.

(h)  Perpetual maturity date. Date disclosed is the last expiration date.

(i)  Non-income producing security.

(j)  Rate shown is the yield to maturity at December 31, 2023.

(k)  All or a portion of the security was pledged to cover margin requirements for swap agreements.

(l)  Securities are available for collateral in connection with open foreign currency forward exchange contracts, futures contracts and a swap agreement.

(m)  At December 31, 2023, the aggregate cost for federal income tax purposes is approximately $107,303,000. The aggregate gross unrealized appreciation is approximately $7,752,000 and the aggregate gross unrealized depreciation is approximately $13,287,000, resulting in net unrealized depreciation of approximately $5,535,000.

DAC  Designated Activity Company.

MTN  Medium Term Note.

PIK  Payment-in-Kind.

REIT  Real Estate Investment Trust.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2023

Portfolio of Investments (cont'd)

Emerging Markets Debt Portfolio

Foreign Currency Forward Exchange Contracts:

The Fund had the following foreign currency forward exchange contracts open at December 31, 2023:

Counterparty	Contracts to Deliver (000)		In Exchange For (000)	Delivery Date	Unrealized Depreciation (000)
HSBC Bank PLC	EUR	1,784	$1,934	1/5/24	$(35)
HSBC Bank PLC	EUR	661	$717	1/5/24	(13)
HSBC Bank PLC	EUR	1,217	$1,320	1/5/24	(24)
HSBC Bank PLC	EUR	1,131	$1,226	1/5/24	(22)
HSBC Bank PLC	EUR	101	$110	1/5/24	(2)
HSBC Bank PLC	EUR	4	$4	1/5/24	(— @)
HSBC Bank PLC	EUR	834	$904	1/5/24	(17)
HSBC Bank PLC	EUR	168	$182	1/5/24	(3)
HSBC Bank PLC	EUR	707	$766	1/5/24	(14)
UBS AG	EUR	1,230	$1,332	1/5/24	(25)
UBS AG	EUR	1,802	$1,953	1/5/24	(37)
UBS AG	EUR	170	$184	1/5/24	(4)
UBS AG	EUR	714	$774	1/5/24	(15)
UBS AG	EUR	1,143	$1,238	1/5/24	(24)
UBS AG	EUR	843	$913	1/5/24	(17)
UBS AG	EUR	102	$111	1/5/24	(2)
UBS AG	EUR	4	$4	1/5/24	(— @)
UBS AG	EUR	668	$724	1/5/24	(14)
UBS AG	EUR	102	$110	1/5/24	(2)
UBS AG	EUR	152	$165	1/5/24	(3)
UBS AG	EUR	131	$144	1/5/24	(1)
					$(274)

Futures Contracts:

The Fund had the following futures contracts open at December 31, 2023:

	Number of Contracts	Expiration Date	Notional Amount (000)		Value (000)	Unrealized Appreciation (Depreciation) (000)
Long:
U.S. Treasury 2 yr. Note (United States)	6	Mar-24		$1,200	$1,235	$14
U.S. Treasury 10 yr. Note (United States)	32	Mar-24		3,200	3,613	78
U.S. Treasury 10 yr. Ultra Note (United States)	157	Mar-24		15,700	18,528	865
U.S. Treasury Long Bond (United States)	11	Mar-24		1,100	1,374	110
U.S. Treasury Ultra Long Bond (United States)	104	Mar-24		10,400	13,894	1,290
Short:
Euro-Buxl 30 yr. Bond (Germany)	8	Mar-24	EUR	(800)	(1,252)	(98)
German Euro-Bobl Index (Germany)	50	Mar-24		(5,000)	(6,584)	(117)
German Euro-Bund Index (Germany)	31	Mar-24		(3,100)	(4,696)	(147)
U.S. Treasury 5 yr. Note (United States)	104	Mar-24		$(10,400)	(11,312)	(273)
						$1,722

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2023

Portfolio of Investments (cont'd)

Emerging Markets Debt Portfolio

Credit Default Swap Agreement:

The Fund had the following credit default swap agreement open at December 31, 2023:

Swap Counterparty and Reference Obligation	Credit Rating of Reference Obligation†	Buy/Sell Protection	Pay/ Received Fixed Rate	Payment Frequency	Maturity Date	Notional Amount (000)	Value (000)	Upfront Payment (Received) (000)	Unrealized Appreciation (000)
Morgan Stanley & Co. LLC* Panama Government International Bonds	NR	Buy	1.00%	Quarterly	12/20/28	$161	$(4)	$(5)	$1

†  Credit rating as issued by Standard & Poor's.

*  Cleared swap agreement, the broker is Morgan Stanley & Co. LLC.

@  Amount is less than $500.

EUR  — Euro

USD  — United States Dollar

Portfolio Composition

Classification	Percentage of Total Investments
Sovereign	67.1%
Corporate Bonds	27.8
Other*	5.1
Total Investments	100.0	%**

*  Industries and/or investment types representing less than 5% of total investments.

**  Does not include open futures contracts with a value of approximately $62,488,000 and net unrealized appreciation of approximately $1,722,000. Does not include open foreign currency forward exchange contracts with total unrealized depreciation of approximately $274,000. Also does not include an open swap agreement with unrealized appreciation of approximately $1,000.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2023

Emerging Markets Debt Portfolio

Statement of Assets and Liabilities	December 31, 2023 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $102,266)	$97,017
Investment in Security of Affiliated Issuer, at Value (Cost $5,015)	5,015
Total Investments in Securities, at Value (Cost $107,281)	102,032
Foreign Currency, at Value (Cost $236)	257
Cash	—	@
Interest Receivable	1,974
Receivable for Variation Margin on Futures Contracts	1,517
Receivable for Fund Shares Sold	20
Receivable from Affiliate	20
Receivable for Variation Margin on Swap Agreements	—	@
Other Assets	13
Total Assets	105,833
Liabilities:
Deferred Capital Gain Country Tax	395
Unrealized Depreciation on Foreign Currency Forward Exchange Contracts	274
Payable for Advisory Fees	120
Payable for Fund Shares Redeemed	38
Payable for Servicing Fees	32
Payable for Custodian Fees	18
Payable for Professional Fees	12
Payable for Administration Fees	7
Payable for Transfer Agency Fees	1
Due to Broker	—	@
Payable for Distribution Fees — Class II Shares	—	@
Other Liabilities	42
Total Liabilities	939
NET ASSETS	$104,894
Net Assets Consist of:
Paid-in-Capital	$164,359
Total Accumulated Loss	(59,465)
Net Assets	$104,894
CLASS I:
Net Assets	$93,484
Net Asset Value, Offering and Redemption Price Per Share Applicable to 16,973,656 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$5.51
CLASS II:
Net Assets	$11,410
Net Asset Value, Offering and Redemption Price Per Share Applicable to 2,093,209 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$5.45

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2023

Emerging Markets Debt Portfolio

Statement of Operations	Year Ended December 31, 2023 (000)
Investment Income:
Interest from Securities of Unaffiliated Issuers (Net of $2 of Foreign Taxes Withheld)	$10,405
Dividends from Security of Affiliated Issuer (Note H)	145
Dividends from Securities of Unaffiliated Issuers	3
Income from Securities Loaned — Net	— @
Total Investment Income	10,553
Expenses:
Advisory Fees (Note B)	779
Professional Fees	182
Servicing Fees (Note D)	174
Administration Fees (Note C)	83
Custodian Fees (Note G)	66
Distribution Fees — Class II Shares (Note E)	29
Pricing Fees	22
Shareholder Reporting Fees	19
Transfer Agency Fees (Note F)	12
Directors' Fees and Expenses	7
Other Expenses	24
Total Expenses	1,397
Waiver of Advisory Fees (Note B)	(224)
Waiver of Distribution Fees — Class II Shares (Note E)	(23)
Reimbursement of Transfer Agency Fees (Note B)	(7)
Rebate from Morgan Stanley Affiliate (Note H)	(6)
Net Expenses	1,137
Net Investment Income	9,416
Realized Gain (Loss):
Investments Sold (Net of $40 of Capital Gain Country Tax)	(19,606)
Foreign Currency Forward Exchange Contracts	(305)
Foreign Currency Translation	337
Futures Contracts	(2,699)
Swap Agreements	102
Net Realized Loss	(22,171)
Change in Unrealized Appreciation (Depreciation):
Investments (Net of Increase in Deferred Capital Gain Country Tax of $1)	22,814
Foreign Currency Forward Exchange Contracts	(99)
Foreign Currency Translation	(2)
Futures Contracts	1,430
Swap Agreements	(39)
Net Change in Unrealized Appreciation (Depreciation)	24,104
Net Realized Loss and Change in Unrealized Appreciation (Depreciation)	1,933
Net Increase in Net Assets Resulting from Operations	$11,349

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2023

Emerging Markets Debt Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2023 (000)	Year Ended December 31, 2022 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$9,416	$8,050
Net Realized Loss	(22,171)	(16,897)
Net Change in Unrealized Appreciation (Depreciation)	24,104	(18,304)
Net Increase (Decrease) in Net Assets Resulting from Operations	11,349	(27,151)
Dividends and Distributions to Shareholders:
Class I	(8,015)	(7,558)
Class II	(1,005)	(985)
Total Dividends and Distributions to Shareholders	(9,020)	(8,543)
Capital Share Transactions:(1)
Class I:
Subscribed	9,670	4,959
Distributions Reinvested	8,015	7,558
Redeemed	(18,088)	(22,399)
Class II:
Subscribed	397	1,040
Distributions Reinvested	1,005	985
Redeemed	(2,355)	(2,122)
Net Decrease in Net Assets Resulting from Capital Share Transactions	(1,356)	(9,979)
Total Increase (Decrease) in Net Assets	973	(45,673)
Net Assets:
Beginning of Period	103,921	149,594
End of Period	$104,894	$103,921
(1) Capital Share Transactions:
Class I:
Shares Subscribed	1,765	810
Shares Issued on Distributions Reinvested	1,581	1,459
Shares Redeemed	(3,433)	(3,740)
Net Decrease in Class I Shares Outstanding	(87)	(1,471)
Class II:
Shares Subscribed	76	188
Shares Issued on Distributions Reinvested	200	192
Shares Redeemed	(451)	(379)
Net Increase (Decrease) in Class II Shares Outstanding	(175)	1

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2023

Financial Highlights

Emerging Markets Debt Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2023		2022		2021		2020		2019
Net Asset Value, Beginning of Period	$5.38		$7.20		$7.74		$7.68		$7.09
Income (Loss) from Investment Operations:
Net Investment Income(1)	0.48		0.41		0.34		0.32		0.38
Net Realized and Unrealized Gain (Loss)	0.13		(1.78)		(0.49)		0.08		0.62
Total from Investment Operations	0.61		(1.37)		(0.15)		0.40		1.00
Distributions from and/or in Excess of:
Net Investment Income	(0.48)		(0.45)		(0.39)		(0.34)		(0.41)
Net Asset Value, End of Period	$5.51		$5.38		$7.20		$7.74		$7.68
Total Return(2)	11.84	%(3)	(18.74)%		(2.02)%		5.55%		14.25%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$93,484		$91,828		$133,413		$145,312		$170,382
Ratio of Expenses Before Expense Limitation	1.32%		1.24%		1.17%		N/A		N/A
Ratio of Expenses After Expense Limitation	1.09	%(4)	1.10	%(4)	1.12	%(4)(5)	1.15	%(4)	1.11	%(4)
Ratio of Net Investment Income	9.07	%(4)	6.96	%(4)	4.59	%(4)	4.34	%(4)	5.04	%(4)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%		0.00	%(6)	0.00	%(6)	0.00	%(6)	0.01%
Portfolio Turnover Rate	117%		75%		28%		40%		40%

(1)  Per share amount is based on average shares outstanding.

(2)  Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

(3)  Refer to Note B in the Notes to Financial Statements for discussion of prior period transfer agency fees that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and the impact was less than 0.005% to the total return of Class I shares.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Effective July 1, 2021, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.10% for Class I shares. Prior to July 1, 2021, the maximum ratio was 1.30% for Class I shares.

(6)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2023

Financial Highlights

Emerging Markets Debt Portfolio

	Class II
	Year Ended December 31,
Selected Per Share Data and Ratios	2023		2022		2021		2020		2019
Net Asset Value, Beginning of Period	$5.33		$7.14		$7.67		$7.61		$7.03
Income (Loss) from Investment Operations:
Net Investment Income(1)	0.47		0.40		0.34		0.31		0.37
Net Realized and Unrealized Gain (Loss)	0.12		(1.76)		(0.48)		0.08		0.62
Total from Investment Operations	0.59		(1.36)		(0.14)		0.39		0.99
Distributions from and/or in Excess of:
Net Investment Income	(0.47)		(0.45)		(0.39)		(0.33)		(0.41)
Net Asset Value, End of Period	$5.45		$5.33		$7.14		$7.67		$7.61
Total Return(2)	11.69	%(3)	(18.81)%		(1.96)%		5.53%		14.17%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$11,410		$12,093		$16,181		$17,762		$21,163
Ratio of Expenses Before Expense Limitation	1.57%		1.49%		1.42%		1.40%		1.37%
Ratio of Expenses After Expense Limitation	1.14	%(4)	1.15	%(4)	1.17	%(4)(5)	1.20	%(4)	1.16	%(4)
Ratio of Net Investment Income	9.02	%(4)	6.91	%(4)	4.54	%(4)	4.29	%(4)	4.99	%(4)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%		0.00	%(6)	0.00	%(6)	0.00	%(6)	0.01%
Portfolio Turnover Rate	117%		75%		28%		40%		40%

(1)  Per share amount is based on average shares outstanding.

(2)  Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

(3)  Refer to Note B in the Notes to Financial Statements for discussion of prior period transfer agency fees that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and the impact was less than 0.005% to the total return of Class II shares.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Effective July 1, 2021, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.15% for Class II shares. Prior to July 1, 2021, the maximum ratio was 1.35% for Class II shares.

(6)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
17

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2023

Notes to Financial Statements

Morgan Stanley Variable Insurance Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of eight separate active, diversified and non-diversified funds (individually referred to as a "Fund," collectively as the "Funds").

The Company applies investment company accounting and reporting guidance Accounting Standards Codification ("ASC") Topic 946. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the Fund's Statement of Assets and Liabilities through the date that the financial statements were issued.

The accompanying financial statements relates to the Emerging Markets Debt Portfolio. The Fund seeks high total return by investing primarily in fixed income securities of government and government-related issuers and, to a lesser extent, of corporate issuers in emerging market countries. The Fund has issued two classes of shares — Class I and Class II. Both classes of shares have identical voting rights (except that shareholders of a Class have exclusive voting rights regarding any matter relating solely to that Class of shares), dividend, liquidation and other rights.

The Company is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) Fixed income securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. If Morgan Stanley Investment Management Inc. (the "Adviser") or Morgan Stanley Investment Management Limited ("MSIM Limited") (the "Sub-Adviser"), each a wholly-owned subsidiary of Morgan Stanley, determines that the price provided by the outside pricing service/vendor does not reflect the security's fair value or is unable to provide a price, prices from reputable brokers/dealers may also be utilized. In these circumstances, the value of the security will be the mean of bid and asked prices obtained from reputable brokers/dealers; (2) when market quotations are not readily available, as defined by Rule 2a-5 under the Act, including circumstances under which the Adviser or the Sub-Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures approved by and under the general supervision of the Directors. Each business day, the Fund uses a third-party pricing service approved by the Directors to assist with the valuation of foreign equity securities. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities to more accurately reflect their fair value as of the close of regular trading on the NYSE; (3) futures are valued at the settlement price on the exchange on which they trade or, if a settlement price is unavailable, at the last sale price on the exchange; (4) over-the-counter ("OTC") swaps may be valued by an outside pricing service approved by the Directors or quotes from a reputable broker/dealer. Swaps cleared on a clearinghouse or exchange may be valued using the closing price provided by the clearinghouse or exchange; (5) foreign exchange transactions ("spot contracts") and foreign exchange forward contracts ("forward contracts") are valued daily using an independent pricing vendor at the spot and forward rates, respectively, as of the close of the NYSE; and (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

In connection with Rule 2a-5 of the Act, the Directors have designated the Company's Adviser as its valuation designee. The valuation designee has responsibility for determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser, as valuation designee, has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and

18

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2023

Notes to Financial Statements (cont'd)

financial instrument dealers and other market sources to determine fair value.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") ASC 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the price that would be received to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs); and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2023:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Fixed Income Securities
Corporate Bonds	$—	$28,318	$—	$28,318
Sovereign	—	68,475	—	68,475
Total Fixed Income Securities	—	96,793	—	96,793
Warrants	—	27	—	27
Short-Term Investments
U.S. Treasury Securities	—	197	—	197
Investment Company	5,015	—	—	5,015
Total Short-Term Investments	5,015	197	—	5,212
Futures Contracts	2,357	—	—	2,357
Credit Default Swap Agreement	—	1	—	1
Total Assets	7,372	97,018	—	104,390
Liabilities:
Foreign Currency Forward Exchange Contracts	—	(274)	—	(274)
Futures Contracts	(635)	—	—	(635)
Total Liabilities	(635)	(274)	—	(909)
Total	$6,737	$96,744	$—	$103,481

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

—  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

—  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations

19

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2023

Notes to Financial Statements (cont'd)

arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. The change in unrealized currency gains (losses) on foreign currency transactions for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in U.S. companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

4.  Structured Investments: The Fund invested a portion of its assets in structured investments. A structured investment is a derivative security designed to offer a return linked to a particular underlying security, currency, commodity or market. Structured investments may come in various forms including notes (such as exchange-traded notes), warrants and options to purchase securities. The Fund will typically use structured investments to gain exposure to a permitted underlying security, currency, commodity or market when direct access to a market is limited or inefficient from a tax or cost standpoint. There can be no assurance that structured investments will trade at the same price or have the same value as the underlying security, currency, commodity or market. Investments in structured investments involve risks including issuer risk, counterparty risk and market risk. Holders of structured investments bear risks of the underlying investment and are subject to issuer or counterparty risk because the Fund is relying on the creditworthiness of such issuer or counterparty and has no rights with respect to the underlying investment. Certain structured investments may be thinly traded or have a limited trading market and may have the effect of increasing the Fund's illiquidity to the extent that the Fund, at a particular time, may be unable to find qualified buyers for these securities.

5.  Derivatives: The Fund may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid, risks arising from margin and payment requirements, risks arising from mispricing or valuation complexity and operational and legal risks. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Fund's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

20

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2023

Notes to Financial Statements (cont'd)

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund used during the period and their associated risks:

Foreign Currency Forward Exchange Contracts: In connection with its investments in foreign securities, the Fund also entered into contracts with banks, brokers/dealers to purchase or sell foreign currencies at a future date. A foreign currency forward exchange contract ("currency contract") is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. To the extent hedged by the use of currency contracts, the precise matching of the currency contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Furthermore, such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is additional risk to the extent that currency contracts create exposure to currencies in which the Fund's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. The use of currency contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract. A currency contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains (losses) when the currency contract is closed equal to the difference between the value of the currency contract at the time it was opened and the value at the time it was closed.

Futures: A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures contracts can be highly volatile, using futures contracts can lower total return and the potential loss from futures contracts can exceed the Fund's initial investment in such contracts. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time.

Swaps: The Fund may enter into OTC swap contracts or cleared swap transactions. A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indices, reference rates, currencies or other instruments. Typically swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Fund's obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each party. Cleared swap transactions may help reduce counterparty credit risk. In a cleared swap, the Fund's ultimate counterparty is a clearinghouse rather than a swap dealer, bank or other financial institution. OTC swap agreements are not entered into or traded on exchanges and often there is no central clearing or guaranty function for OTC swaps. These OTC swaps are often subject

21

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2023

Notes to Financial Statements (cont'd)

to credit risk or the risk of default or non-performance by the counterparty. Both OTC and cleared swaps could result in losses if interest rates, foreign currency exchange rates or other factors are not correctly anticipated by the Fund or if the reference index, security or investments do not perform as expected. During the period swap agreements are open, payments are received from or made to the counterparty or clearing-house based on changes in the value of the contract or variation margin, respectively. The Dodd-Frank Wall Street Reform and Consumer Protection Act and related regulatory developments require the clearing and exchange-trading of certain standardized swap transactions. Mandatory exchange-trading and clearing is occurring on a phased-in basis based on the type of market participant and U.S. Commodities Futures Trading Commission ("CFTC") approval of contracts for central clearing and exchange trading.

The Fund's use of swaps during the period included those based on the credit of an underlying security commonly referred to as "credit default swaps." The Fund may be either the buyer or seller in a credit default swap. Where the Fund is the buyer of a credit default swap contract, it would typically be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract only in the event of a default or similar event by the issuer of the debt obligation. If no default occurs, the Fund would have paid to the counterparty a periodic stream of payments over the term of the contract and received no benefit from the contract. When the Fund is the seller of a credit default swap contract, it typically receives the stream of payments but is obligated to pay an amount equal to the par (or other agreed-upon) value of a referenced debt obligation upon the default or similar event by the issuer of the referenced debt obligation. The use of credit default swaps could result in losses to the Fund if the Adviser fails to correctly evaluate the creditworthiness of the issuer of the referenced debt obligation.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap agreement and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap agreement and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The Fund's maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the swap agreement.

When the Fund has an unrealized loss on a swap agreement, the Fund has instructed the custodian to pledge cash or liquid securities as collateral with a value approximately equal to the amount of the unrealized loss. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate. If applicable, cash collateral is included with "Due from (to) Broker" in the Statement of Assets and Liabilities.

Upfront payments paid or received by the Fund will be reflected as an asset or liability, respectively, in the Statement of Assets and Liabilities.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund's financial position and results of operations.

The following tables set forth the fair value of the Fund's derivative contracts by primary risk exposure as of December 31, 2023:

	Asset Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Futures Contracts	Variation Margin on Futures Contracts	Interest Rate Risk	$2,357	(a)
Swap Agreement	Variation Margin on Swap Agreement	Credit Risk	1	(a)
Total			$2,358

22

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2023

Notes to Financial Statements (cont'd)

	Liability Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Foreign Currency Forward Exchange Contracts	Unrealized Depreciation on Foreign Currency Forward Exchange Contracts	Currency Risk	$(274)
Futures Contracts	Variation Margin on Futures Contracts	Interest Rate Risk	(635	)(a)
Total			$(909)

(a)  This amount represents the cumulative appreciation (depreciation) as reported in the Portfolio of Investments. The Statement of Assets and Liabilities only reflects the current day's net variation margin.

The following tables set forth by primary risk exposure the Fund's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended December 31, 2023 in accordance with ASC 815:

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contracts	$(305)
Interest Rate Risk	Futures Contracts	(2,699)
Credit Risk	Swap Agreements	102
Total		$(2,902)
Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contracts	$(99)
Interest Rate Risk	Futures Contracts	1,430
Credit Risk	Swap Agreements	(39)
Total		$1,292

At December 31, 2023, the Fund's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
Derivatives(a)	Assets(b) (000)	Liabilities(b) (000)
Foreign Currency Forward Exchange Contracts	$—	$(274)

(a)  Excludes exchange-traded derivatives.

(b)  Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA

Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Fund exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Fund's net liability may be delayed or denied.

The following table presents derivative financial instruments that are subject to enforceable netting arrangements as of December 31, 2023:

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Liability Derivatives Presented in the Statement of Assets and Liabilities (000)	Financial Instrument (000)	Collateral Pledged (000)	Net Amount (not less than $0) (000)
HSBC Bank PLC	$130	$—	$—	$130
UBS AG	144	—	—	144
Total	$274	$—	$—	$274

23

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2023

Notes to Financial Statements (cont'd)

For the year ended December 31, 2023, the approximate average monthly amount outstanding for each derivative type is as follows:

Foreign Currency Forward Exchange Contracts:
Average monthly principal amount	$15,073,000
Futures Contracts:
Average monthly notional value	$57,104,000
Swap Agreements:
Average monthly notional amount	$3,896,000

6.  Securities Lending: The Fund lends securities to qualified financial institutions, such as broker/dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Fund. The Fund would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned — Net" in the Fund's Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The Fund has the right under the securities lending agreement to recover the securities from the borrower on demand.

At December 31, 2023, the Fund did not have any outstanding securities on loan.

7.  Indemnifications: The Company enters into contracts that contain a variety of indemnification clauses. The Company's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

8.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded as non-cash dividend income at fair value. Interest income is recognized on the accrual basis (except where collection is in doubt) net of applicable withholding taxes. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

Settlement and registration of foreign securities transactions may be subject to significant risks not normally associated with investments in the United States. In certain markets, ownership of shares is defined according to entries in the issuer's share register. It is possible that a Fund holding these securities could lose its share registration through fraud, negligence or even mere oversight. In addition, shares being delivered for sales and cash being paid for purchases may be delivered before the exchange is complete. This may subject the Fund to further risk of loss in the event of a failure to complete the transaction by the counterparty.

9.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

B. Advisory/Sub-Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $500 million	Next $500 million	Over $1 billion
0.75%	0.70%	0.65%

For the year ended December 31, 2023, the advisory fee rate (net of waiver/rebate) was equivalent to an annual effective rate of 0.53% of the Fund's average daily net assets.

24

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2023

Notes to Financial Statements (cont'd)

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual Fund operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.10% for Class I shares and 1.15% for Class II shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2023, approximately $224,000 of advisory fees were waived pursuant to this arrangement.

The Adviser has entered into a Sub-Advisory Agreement with the Sub-Adviser, a wholly-owned subsidiary of Morgan Stanley. The Sub-Adviser provides the Fund with advisory services subject to the overall supervision of the Adviser and the Fund's Officers and Directors. The Adviser pays the Sub-Adviser on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund.

The Adviser agreed to reimburse the Fund for prior years overpayment of transfer agency fees. This was reflected as "Reimbursement of Transfer Agency Fees" in the Statement of Operations.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Servicing Fees: The Company accrues daily and pays quarterly a servicing fee of up to 0.17% of the average daily value of shares of the Fund held in an insurance company's account. Certain insurance companies have entered into a servicing agreement with the Company to provide administrative and other contract-owner related services on behalf of the Fund.

E. Distribution Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Distributor of the Fund and provides the Fund's Class II shareholders with distribution services pursuant to a Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the Act. Under the Plan, the Fund is authorized to pay the Distributor a distribution fee, which is accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class II shares. The Distributor has agreed to waive 0.20% of the 0.25% distribution fee that it may receive. This fee waiver will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waiver when they deem such action is appropriate. For the year ended December 31, 2023, this waiver amounted to approximately $23,000.

F. Dividend Disbursing and Transfer/Co-Transfer Agent: The Company's dividend disbursing and transfer agent is SS&C Global Investor & Distribution Solutions, Inc. ("SS&C GIDS"). Pursuant to a Transfer Agency Agreement, the Company pays SS&C GIDS a fee based on the number of classes, accounts and transactions relating to the Funds of the Company.

Eaton Vance Management ("EVM"), an affiliate of Morgan Stanley, provides co-transfer agency and related services to the Fund pursuant to a Co-Transfer Agency Services Agreement. For the year ended December 31, 2023, co-transfer agency fees and expenses incurred to EVM, included in "Transfer Agency Fees" in the Statement of Operations, amounted to less than $500.

G. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

H. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2023, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments were approximately $112,302,000 and $117,934,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2023.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio (the "Liquidity Fund"), an open-end management investment company managed by the Adviser, both directly and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Fund. For the year ended December 31, 2023, advisory fees paid were reduced by approximately $6,000 relating to the Fund's investment in the Liquidity Fund.

25

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2023

Notes to Financial Statements (cont'd)

A summary of the Fund's transactions in shares of affiliated investments during the year ended December 31, 2023 is as follows:

Affiliated Investment Company	Value December 31, 2022 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Fund	$7,302	$73,698	$75,985	$145
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value December 31, 2023 (000)
Liquidity Fund	$—	$—	$5,015

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

I. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended

December 31, 2023 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2023 and 2022 was as follows:

2023 Distributions Paid From:	2022 Distributions Paid From:
Ordinary Income (000)	Ordinary Income (000)
$9,020	$8,543

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

The Fund had no permanent differences causing reclassifications among the components of net assets for the year ended December 31, 2023.

At December 31, 2023, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$10,468	$—

At December 31, 2023, the Fund had available for federal income tax purposes unused short-term and long-term capital losses of approximately $5,461,000 and $56,461,000, respectively, that do not have an expiration date.

To the extent that capital loss carryforwards are used to offset any future capital gains realized, no capital gains tax liability will be incurred by the Fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

J. Credit Facility: The Company and other Morgan Stanley funds participated in a $300,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. Effective April 17, 2023, the committed line amount increased to $500,000,000. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate for any funds drawn will be based on the federal funds rate or overnight bank funding

26

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2023

Notes to Financial Statements (cont'd)

rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility, which is allocated among participating funds based on relative net assets. During the year ended December 31, 2023, the Fund did not have any borrowings under the Facility.

K. Other: At December 31, 2023, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 82.4%.

L. Market Risk: The value of an investment in the Fund is based on the values of the Fund's investments, which change due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. The risks associated with these developments may be magnified if certain social, political, economic and other conditions and events adversely interrupt the global economy and financial markets. Securities in the Fund's portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters and extreme weather events, health emergencies (such as epidemics and pandemics), terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, health emergencies, social and political (including geopolitical) discord and tensions or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. It is difficult to predict when events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects (which may last for extended periods). These events may negatively impact broad segments of businesses and populations and have a significant and rapid negative impact on the performance of the Fund's investments, and exacerbate pre-existing risks to the Fund. The occurrence, duration and extent of these or other types of adverse economic and market conditions and uncertainty over the long term cannot be reasonably projected or estimated at this time. The ultimate impact of public health emergencies or other adverse economic or market developments and the extent to which the associated conditions impact the Fund and its investments will also depend on other future developments, which are highly uncertain, difficult to accurately predict and subject to change at any time. The financial performance of the Fund's investments (and, in turn, the Fund's investment results) as well as their liquidity may be adversely affected because of these and similar types of factors and developments, which may in turn impact valuation, the Fund's ability to sell securities and/or its ability to meet redemptions.

27

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2023

Report of Independent Registered Public Accounting Firm

To the Shareholders of Emerging Markets Debt Portfolio
and the Board of Directors of
Morgan Stanley Variable Insurance Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Emerging Markets Debt Portfolio (the "Fund") (one of the funds constituting Morgan Stanley Variable Insurance Fund, Inc. (the "Company")), including the portfolio of investments, as of December 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Morgan Stanley Variable Insurance Fund, Inc.) at December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
February 22, 2024

28

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2023

Liquidity Risk Management Program (unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the "Liquidity Rule"), the Fund has adopted and implemented a liquidity risk management program (the "Program"), which is reasonably designed to assess and manage the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors' interests in the Fund (i.e., liquidity risk). The Fund's Board of Directors (the "Board") previously approved the designation of the Liquidity Risk Subcommittee (the "LRS") as Program administrator. The LRS is comprised of representatives from various divisions within Morgan Stanley Investment Management.

At a meeting held on March 1-2, 2023, the Board reviewed a written report prepared by the LRS that addressed the Program's operation and assessed its adequacy, and effectiveness of implementation for the period from January 1, 2022, through December 31, 2022, as required under the Liquidity Rule. The report concluded that the Program operated effectively and was adequately and effectively implemented in all material aspects, and that the relevant controls and safeguards were appropriately designed to enable the LRS to administer the Program in compliance with the Liquidity Rule.

In accordance with the Program, the LRS assessed each Fund's liquidity risk no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents and borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Fund portfolio investment is classified into one of four liquidity categories, which classification is assessed at least monthly by the LRS. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. Liquidity classification determinations take into account various market, trading and investment-specific considerations, as well as market depth, and in some cases utilize third-party vendor data.

The Liquidity Rule limits a fund's investments in illiquid investments to 15% of its net assets and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or "HLIM"). The LRS believes that the Program includes provisions reasonably designed to review, monitor and comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement, as applicable.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.

29

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2023

Important Notices (unaudited)

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semi-annual and annual reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley non-money market fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters as an attachment to Form N-PORT and monthly holding for each money market fun on Form N-MFP. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, but makes the complete schedule of portfolio holdings for the fund's first and third fiscal quarters available on its public website. The holdings for each money market fund are also posted to the Morgan Stanley public website. You may, however, obtain Form N-PORT filings (as well as the Form N-CSR, N-CSRS and N-MFP filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov).

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 869-6397 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is submitted for the general information of the shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Company's Statement of Additional Information contains additional information about the Fund, including its Directors. It is available, without charge, by calling 1 (800) 869-6397.

Householding Notice

To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents, including shareholder reports, prospectuses and proxy materials, to investors with the same last name who reside at the same address. Your participation in this program will continue for an unlimited period of time unless you instruct us otherwise. You can request multiple copies of these documents by calling 1 (800) 869-6397, 8:00 a.m. to 6:00 p.m., ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

Tailored Shareholder Reports

Effective January 24, 2023, the SEC adopted rule and form amendments to require open-end mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semi-annual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semi-annual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Morgan Stanley Funds.

30

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2023

Directors and Officers Information (unaudited)

Independent Directors:

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Frank L. Bowman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1944	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mèrite by the French Government; elected to the National Academy of Engineering (2009).

				87

Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a former member of the CNA Military Advisory Board; Chairman of the Board of Trustees of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; Director of other various nonprofit organizations; formerly, Director of BP, plc (November 2010-May 2019).

Frances L. Cashman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1961	Director	Since February 2022	Chief Executive Officer, Asset Management Portfolio, Delinian Ltd. (financial information) (May 2021-Present); Executive Vice President and various other roles, Legg Mason & Co. (asset management) (2010-2020); Managing Director, Stifel Nicolaus (2005-2010).	88

Formerly, Trustee and Investment Committee Member, GeorgiaTech Foundation (since June 2019); Trustee and Chair of Marketing Committee, and Member of Investment Committee, Loyola Blakefield (2017-2023); Trustee, MMI Gateway Foundation (2017-2023); Director and Investment Committee Member, Catholic Community Foundation Board (2012-2018); Director and Investment Committee Member, St. Ignatius Loyola Academy (2011-2017).

Kathleen A. Dennis c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1953	Director	Since August 2006	Chairperson of the Governance Committee (since January 2021), Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006); Senior Vice President, Chase Bank (1984-1993).	87	Board Member, University of Albany Foundation (2012-present); Board Member, Mutual Funds Directors Forum (2014-present); Director of various non-profit organizations.
Nancy C. Everett c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1955	Director	Since January 2015	Chairperson of the Equity Investment Committee (since January 2021); Director or Trustee of various Morgan Stanley Funds (since January 2015); Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013) and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	88

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

31

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2023

Directors and Officers Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Eddie A. Grier c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1955	Director	Since February 2022	Dean, Santa Clara University Leavey School of Business (since July 2021); Dean, Virginia Commonwealth University School of Business (2010-2021); President and various other roles, Walt Disney Company (entertainment and media) (1981-2010).	88

Director, Witt/Keiffer, Inc. (executive search) (since 2016); Director, NuStar GP, LLC (energy) (since August 2021); Director, Sonida Senior Living, Inc. (residential community operator) (2016-2021); Director, NVR, Inc. (homebuilding) (2013-2020); Director, Middleburg Trust Company (wealth management) (2014-2019); Director, Colonial Williamsburg Company (2012-2021); Regent, University of Massachusetts Global (since 2021); Director and Chair, ChildFund International (2012-2021); Trustee, Brandman University (2010-2021); Director, Richmond Forum (2012-2019).

Jakki L. Haussler c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1957	Director	Since January 2015	Chairperson of the Audit Committee (since January 2023) and Director or Trustee of various Morgan Stanley Funds (since January 2015); Chairman, Opus Capital Group (since 1996); formerly, Chief Executive Officer, Opus Capital Group (1996-2019); Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	88

Director, Vertiv Holdings Co. (VRT) (since August 2022); Director of Cincinnati Bell Inc. and Member, Audit Committee and Chairman, Governance and Nominating Committee (2008-2021); Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director, Barnes Group Inc. (since July 2021); Member of Chase College of Law Center for Law and Entrepreneurship Board of Advisors; Director of Best Transport (2005-2019); Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee.

Dr. Manuel H. Johnson c/o Johnson Smick International, Inc. 220 I Street, NE Suite 200 Washington, D.C. 20002 Birth Year: 1949	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Fixed Income, Liquidity and Alternatives Investment Committee (since January 2021), Chairperson of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	87	Director of NVR, Inc. (home construction).
Joseph J. Kearns c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1942	Director	Since August 1994 (Retired December 31, 2023)	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (2006-2022) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006); CFO of the J. Paul Getty Trust (1982-1999).	88	Director, Rubicon Investments (since February 2019); Prior to August 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.

32

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2023

Directors and Officers Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Michael F. Klein c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1958	Director	Since August 2006

Chairperson of the Risk Committee (since January 2021); Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				87	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia A. Maleski c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1960	Director	Since January 2017	Director or Trustee of various Morgan Stanley Funds (since January 2017); Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer — Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	88	Formerly, Trustee (January 2022 to March 2023), Treasurer (January 2023 to March 2023), and Finance Committee (January 2022 to March 2023).
W. Allen Reed c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1947	Chair of the Board and Director	Chair of the Board since August 2020 and Director since August 2006	Chair of the Boards of various Morgan Stanley Funds (since August 2020); Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Vice Chair of the Boards of various Morgan Stanley Funds (January 2020-August 2020); President and Chief Executive Officer of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	87	Formerly, Director of Legg Mason, Inc. (2006-2019); and Director of the Auburn University Foundation (2010-2015).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2023) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Directors at any time during the past five years.

33

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2023

Directors and Officers Information (unaudited) (cont'd)

Executive Officers:

Name, Address and Birth Year of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon 1585 Broadway New York, NY 10036 Birth Year: 1963	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser.

Deidre A. Downes 1633 Broadway New York, NY 10019 Birth Year: 1977	Chief Compliance Officer	Since November 2021

Executive Director of the Adviser (since January 2021) and Chief Compliance Officer of various Morgan Stanley Funds (since November 2021). Formerly, Vice President and Corporate Counsel at PGIM and Prudential Financial (October 2016-December 2020).

Francis J. Smith 750 Seventh Avenue New York, NY 10019 Birth Year: 1965	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin 1633 Broadway New York, NY 10019 Birth Year: 1967	Secretary	Since June 1999	Managing Director of the Adviser and various entities affiliated with the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key 1585 Broadway New York, NY 10036 Birth Year: 1979	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Managing Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

The Fund's statement of additional information includes further information about the Fund's Directors and Officers, and is available without charge by visiting www.morganstanley.com/im or upon request by calling 1 (800) 869-6397.

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves an indefinite term, until his or her successor is elected.

34

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Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2023

Adviser and Administrator

Morgan Stanley Investment Management Inc.
1585 Broadway
New York, New York 10036

Sub-Adviser

Morgan Stanley Investment Management Limited
25 Cabot Square, Canary Wharf
London, E14 4QA, England

Distributor

Morgan Stanley Distribution, Inc.
1585 Broadway
New York, New York 10036

Dividend Disbursing and Transfer Agent

SS&C Global Investor & Distribution Solutions, Inc.
P.O. Box 219804
Kansas City, Missouri 64121-9804

Co-Transfer Agent

Eaton Vance Management
Two International Place
Boston, Massachusetts 02110

Custodian

State Street Bank and Trust Company
One Congress Street
Boston, Massachusetts 02114

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
1155 Avenue of the Americas,
22nd Floor
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

UIFEMDANN
6301618 EXP 02.28.25

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2023

Emerging Markets Equity Portfolio

The Fund is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2023

Table of Contents (unaudited)

Expense Example	2
Investment Overview	3
Portfolio of Investments	6
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	10
Financial Highlights	11
Notes to Financial Statements	13
Report of Independent Registered Public Accounting Firm	21
Liquidity Risk Management Program	22
Federal Tax Notice	23
Important Notices	24
Directors and Officers Information	25

1

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2023

Expense Example (unaudited)

Emerging Markets Equity Portfolio

As a shareholder of the Emerging Markets Equity Portfolio (the "Fund"), you incur two types of costs: (1) insurance company charges; and (2) ongoing costs, which may include advisory fees, administration fees, distribution (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2023 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any insurance company charges. Therefore, the table below is useful in comparing ongoing costs, but will not help you determine the relative total cost of owning different funds. In addition, if these insurance company charges were included, your costs would have been higher.

	Beginning Account Value 7/1/23	Actual Ending Account Value 12/31/23	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Emerging Markets Equity Portfolio Class I	$1,000.00	$1,051.00	$1,018.95	$6.41	$6.31	1.24%
Emerging Markets Equity Portfolio Class II	1,000.00	1,050.60	1,018.70	6.67	6.56	1.29

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 184/365 (to reflect the most recent one-half year period).

Refer to Note B in the Notes to Financial Statements for discussion of prior period transfer agency fees that were reimbursed in the current period.

**  Annualized.

2

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2023

Investment Overview (unaudited)

Emerging Markets Equity Portfolio

The Fund seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of issuers in emerging market countries.

Performance

For the fiscal year ended December 31, 2023, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of 11.97%, net of fees, and 11.96%, net of fees, for Class II shares. The Fund's Class I and Class II shares outperformed the Fund's benchmark, the MSCI Emerging Markets Index (the "Index"), which returned 9.83%.

Factors Affecting Performance

•  Stock selection in and overweight allocation to India was the top contributor to the Fund's relative returns, led by allocations to a two-wheeler automotive manufacturer, a real estate developer and a private hospital operator. India outperformed the broader index by over 11% (returning almost 21% in 2023 versus 10% for the index).(i) As of the close of the reporting period, India was the largest country overweight in the portfolio, given its secular, endogenous-driven growth supported by a low base, supply-side investments and digitization.

•  Aggregate country allocation contributed to relative returns, led by the Fund's underweight allocation to China. The underweight allocations to an online shopping and retail platform and select e-commerce platforms and the zero allocation to a biologics developer also contributed to relative performance. Within China, the Fund continued to be positioned in quality growth companies that appear to have favorable medium-term prospects in the current macro environment.

•  Mexico was one of the best performing emerging markets (EM) countries for the year (returning nearly 41%),(i) and the portfolio's relative performance benefited from an overweight allocation. The allocation to one of the leading vehicle insurance companies in Mexico was a top stock contributor to relative returns. As of the end of the reporting period, we continued to like Mexico based on its strong economic fundamentals, balanced growth model and strategic position in the global supply chain.

•  The overweight to and stock selection in Brazil contributed to relative performance, led by our allocations to an investment bank, a financial services provider and a drugstore chain. Energy finished the period as the second-best performing sector in EM, returning 27%, and the Fund's allocation to an oil and gas producer added to relative returns. As of the close of the period, we were positive on the outlook for energy given significant underinvestment and supply constraints, particularly for oil, while demand has continued to rise.

•  Relative performance benefited from stock selection in Korea and Indonesia. Within Indonesia, the allocation to select banks contributed to relative performance. Information technology (+32%) was the best performing sector in EM over the 12-month period, and the overweight allocations to a memory chipmaker and a memory chipmaker and a semiconductor manufacturer in Korea contributed strongly to relative performance.

•  Poland also contributed to relative performance, led by the Fund's overweight allocations to an apparel retailer. Poland (+48%)(i) was among the best performing markets in the Index during the year. The broad market rallied on the back of the election outcome, with the opposition party's win and expectations for improved economic policy, an end of institutional erosion and the release of European Union fund flows — all leading to a lower country risk premium. As of the close of the period, we continued to believe the apparel retailer is a quality growth company with a strong management team and attractive prospects for further expansion in the region.

•  The positioning in and overweight allocation to South Africa detracted from relative performance, driven by the allocations to a global mining company and a platinum producer. Aggregate positioning within the materials sector also detracted from relative performance. These positions suffered from broader equity market volatility in South Africa, which was negatively impacted by a short-term surge in electrical costs and commodity price weakness for the metals companies. We exited the Fund's position in the platinum producer in the third quarter of 2023.

•  Though the underweight to China contributed positively to relative performance for the year, stock selection over the period detracted, particularly the allocations to consumer-related names that were negatively affected by a weaker-than-expected domestic recovery. Allocations to a dairy products manufacturer/distributor, an athletic apparel brand, a duty-free retail operator, a beer producer, a cosmetics company and an apparel manufacturer hampered relative returns. The allocations to two commercial banks and a solar power inverter company and the zero allocation to an e-commerce platform also detracted from relative performance.

(i)  Regional and country returns are represented by their respective MSCI regional/country indexes, which are broad measures of the region/country's stock market performance.

3

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2023

Investment Overview (unaudited) (cont'd)

Emerging Markets Equity Portfolio

Management Strategies

•  2023 was a strong year for global equity markets including emerging markets, which returned almost 8% in the fourth quarter and nearly 10% for the full year, as measured by the Index. With the return of country dispersion in EM, select countries displayed solid performance even against a challenging backdrop that included Federal Reserve rate hikes, a strong dollar and relatively weak returns from China. Notably, outperformance within the EM asset class was led by Latin American and Central and Eastern European markets, with Mexico, Brazil, Poland, Hungary and Greece each returning more than 30%.(i)

•  We continue to believe that our integrated top-down and bottom-up analysis is important to identify the most attractive macro and stock investments across EM. As dispersion in EM returns has been high, both levers continue to be important drivers of the portfolio. In what we expect to be a mixed growth environment and realigning global economy, we believe our portfolio is well positioned and diversified(ii) with active positioning across countries, themes and stocks.

•  As of the end of the period, the Fund remained overweight India, given secular, endogenous-driven growth supported by a low base, supply-side investments, and digitization. Key drivers for our view on the equity market include India's ability to withstand external shocks, continued growth outlook (led largely by increased investment), a large domestic market to drive consumption and a strong institutional framework. We have remained constructive on the secular growth story for India and have been confident that forward earnings justify the current multiples of our holdings. The Fund's exposure in India, as of the close of the period, included well-managed financials, industrials and consumer names, along with select IT, health care, energy and materials companies.

•  At the close of the period, the Fund was overweight Brazil, which remains a rate-sensitive market. Brazil's central bank was among the most aggressive in EM in raising rates to fight inflation in 2021 and 2022. The central bank continued with its rate-cutting policy, lowering the Selic target rate by an additional 50 basis points(iii) to 11.75% at its December 2023 meeting and indicated more rate cuts of a similar pace in 2024. Even with a slowing economy, interest-rate sensitive stocks should respond to monetary policy, and we expect them to continue rebounding into the second half of 2024. The country is well into disinflation and a rate-cutting cycle that we have been expecting and believe will likely continue through 2024.

Additionally, cumulative reforms undertaken since 2016 have further boosted the potential growth of the economy. As of period-end, the Brazilian real looked attractive on our currency framework, with external balances in good shape and valuations at low levels relative to its own history. The Fund's exposure in Brazil remained focused on companies with quality management and solid earnings growth, including significant exposure to stocks that we believe can benefit from declining rates.

•  The Fund remained overweight Mexico at the end of the period. We think Mexico offers a combination of growth and strong macroeconomic fundamentals, which supports medium-term economic growth. The country should continue to benefit from rising investment led by foreign direct investment (FDI) and its attractive strategic positioning in the global supply chain, particularly given the competitiveness of its economy and its nexus with the U.S. The outlook for the consumer remains promising, with rising employment, real wage growth and strong U.S. remittances. We believe the domestic companies owned in the Fund should continue to benefit from current yield, attractive valuations and earnings growth.

•  The Fund remained underweight China as of the close of the period. While the government enacted stimulus measures in 2023, weak investor sentiment persisted as China's economic recovery has remained sluggish and the risk of political interference in the economy remains elevated, as most recently seen by the online gaming regulations imposed at the end of 2023. Consumer confidence and sentiment remain low, but there have been signs of potential stabilization/bottoming of consumers' future expectations. Within the consumer segment, select sub-verticals, including alcoholic beverages, beauty and jewelry, have outperformed recently, though overall households are continuing to pivot their income from investing to savings, further weakening consumption. While overall economic growth is likely to remain muted in the medium term, at the end of the period there were some signs of green shoots and the "green" and digital parts of the economy are likely to become the economy's growth drivers. Within China, the Fund was invested in companies that we believe have competitive advantages, strong corporate governance and solid medium-term growth prospects, despite an overall muted economic outlook.

(i)  Regional and country returns are represented by their respective MSCI regional/country indexes, which are broad measures of the region/country's stock market performance.

(ii)  Diversification neither assures a profit nor guarantees against loss in a declining market.

(iii)  One basis point = 0.01%

4

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2023

Investment Overview (unaudited) (cont'd)

Emerging Markets Equity Portfolio

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class II shares will vary from the performance of Class I shares based upon its different inception date and will be negatively impacted by additional fees assessed to that class.

Performance Compared to the MSCI Emerging Markets Index(1)

	Period Ended December 31, 2023
	Total Returns(2)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(5)
Fund – Class I(3)	11.97%	3.41%	1.84%	4.88%
MSCI Emerging Markets Index	9.83	3.68	2.66	5.25
Fund – Class II(4)	11.96	3.36	1.79	7.62
MSCI Emerging Markets Index	9.83	3.68	2.66	8.59

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please contact the issuing insurance company or speak with your financial advisor. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance shown does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower. Fund's total returns are calculated based on the net asset value as of the last business day of the period.

(1)  The MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance of emerging markets. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI Emerging Markets Index currently consists of 24 emerging market country indices. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. Returns, including periods prior to January 1, 2001, are calculated using the return data of the MSCI Emerging Markets Index (gross dividends) through December 31, 2000 and the return data of the MSCI Emerging Markets Net Index (net dividends) after December 31, 2000. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  Total returns for the Fund reflect fees waived and expenses reimbursed, if applicable, by the Adviser (as defined herein). Without such waivers and reimbursements, total returns would have been lower.

(3)  Commenced operations on October 1, 1996.

(4)  Commenced offering on January 10, 2003.

(5)  For comparative purposes, average annual since inception returns listed for the Index refers to the inception date or initial offering of the respective share class of the Fund, not the inception of the Index.

5

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2023

Portfolio of Investments

Emerging Markets Equity Portfolio

	Shares	Value (000)
Common Stocks (99.6%)
Brazil (8.1%)
Banco BTG Pactual SA (Units) (a)	276,967	$2,142
Itau Unibanco Holding SA (Preference)	308,071	2,143
Localiza Rent a Car SA	203,305	2,662
Petroleo Brasileiro SA (Preference)	390,324	2,978
Raia Drogasil SA	323,888	1,961
WEG SA	151,523	1,151
		13,037
China (18.3%)
Alibaba Group Holding Ltd. (b)	240,400	2,316
Baidu, Inc. ADR (c)	4,834	576
BYD Co. Ltd., H Shares (b)	81,500	2,248
China Construction Bank Corp., H Shares (b)	4,837,230	2,877
China Mengniu Dairy Co. Ltd. (b)(c)	453,000	1,220
China Merchants Bank Co. Ltd., H Shares (b)	354,000	1,231
China Resources Beer Holdings Co. Ltd. (b)	186,000	816
China Tourism Group Duty Free Corp. Ltd. (b)(d)	38,000	374
JD.com, Inc., Class A (b)	32,080	463
Jiangsu Hengrui Pharmaceuticals Co. Ltd., Class A	156,109	996
KE Holdings, Inc. ADR	24,690	400
Kweichow Moutai Co. Ltd., Class A	6,291	1,531
Li Ning Co. Ltd. (b)	170,500	458
Meituan, Class B (b)(c)	59,580	626
NARI Technology Co. Ltd., Class A	302,800	953
Ping An Insurance Group Co. of China Ltd., Class H (b)	142,000	643
Postal Savings Bank of China Co. Ltd. (b)	2,689,000	1,286
Proya Cosmetics Co. Ltd., Class A	63,148	885
Shenzhen Inovance Technology Co. Ltd., Class A	43,200	385
Shenzhou International Group Holdings Ltd. (b)	207,100	2,125
Sungrow Power Supply Co. Ltd., Class A	76,898	949
Tencent Holdings Ltd. (b)	122,200	4,614
Trip.com Group Ltd. ADR (c)	22,913	825
Yum China Holdings, Inc.	17,139	727
		29,524
India (24.3%)
Axis Bank Ltd.	92,913	1,230
Bajaj Auto Ltd.	27,333	2,232
Bajaj Finance Ltd.	18,735	1,648
Delhivery Ltd. (c)	181,978	851
HDFC Asset Management Co. Ltd.	32,057	1,234
HDFC Bank Ltd.	144,101	2,951
Hindalco Industries Ltd.	339,762	2,506
ICICI Bank Ltd.	323,438	3,865
ICICI Prudential Life Insurance Co. Ltd.	176,391	1,133
Infosys Ltd.	113,031	2,092
Infosys Ltd. ADR	44,742	822
Larsen & Toubro Ltd.	42,623	1,805
Macrotech Developers Ltd.	157,375	1,933
Mahindra & Mahindra Ltd.	150,107	3,117
MakeMyTrip Ltd. (c)	12,912	607
	Shares	Value (000)
Max Healthcare Institute Ltd.	179,121	$1,477
Pidilite Industries Ltd.	40,066	1,307
Reliance Industries Ltd.	124,423	3,862
Star Health & Allied Insurance Co. Ltd. (c)	142,023	912
State Bank of India	333,460	2,570
United Breweries Ltd.	46,280	992
		39,146
Indonesia (4.2%)
Bank Central Asia Tbk. PT	2,773,600	1,694
Bank Mandiri Persero Tbk. PT	6,404,100	2,516
Bank Rakyat Indonesia Persero Tbk. PT	4,905,300	1,823
Cisarua Mountain Dairy Tbk. PT	2,918,700	760
		6,793
Korea, Republic of (10.3%)
DB Insurance Co. Ltd.	5,647	366
Hyundai Marine & Fire Insurance Co. Ltd.	15,636	375
KB Financial Group, Inc.	25,592	1,068
Kia Corp.	14,962	1,157
Korea Zinc Co. Ltd.	2,768	1,065
Samsung Electronics Co. Ltd.	153,149	9,296
SK Hynix, Inc.	30,292	3,306
		16,633
Mexico (6.4%)
Gruma SAB de CV, Class B	145,656	2,666
Grupo Aeroportuario del Sureste SAB de CV, Class B	23,929	701
Grupo Financiero Banorte SAB de CV Series O	163,918	1,648
Qualitas Controladora SAB de CV	198,802	2,013
Wal-Mart de Mexico SAB de CV	778,100	3,271
		10,299
Poland (3.0%)
Allegro.eu SA (c)	93,669	793
LPP SA	771	3,173
Powszechny Zaklad Ubezpieczen SA	67,027	805
		4,771
Saudi Arabia (1.4%)
Alinma Bank	143,966	1,487
Bupa Arabia for Cooperative Insurance Co.	14,293	812
		2,299
South Africa (5.4%)
Anglo American PLC	108,785	2,781
AVI Ltd.	489,071	2,187
Bidvest Group Ltd.	114,725	1,583
Capitec Bank Holdings Ltd.	19,608	2,188
		8,739
Taiwan (14.2%)
Advantech Co. Ltd.	36,000	436
Airtac International Group	32,901	1,081
Chailease Holding Co. Ltd.	309,940	1,948
CTBC Financial Holding Co. Ltd.	834,000	770

The accompanying notes are an integral part of the financial statements.
6

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2023

Portfolio of Investments (cont'd)

Emerging Markets Equity Portfolio

	Shares	Value (000)
Taiwan (cont'd)
Delta Electronics, Inc.	138,000	$1,407
MediaTek, Inc.	21,000	693
Taiwan Semiconductor Manufacturing Co. Ltd.	509,000	9,759
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	39,682	4,127
Unimicron Technology Corp.	17,000	97
United Microelectronics Corp.	1,072,000	1,826
Voltronic Power Technology Corp.	14,000	779
		22,923
Thailand (1.9%)
Central Retail Corp. PCL	351,200	421
CP ALL PCL	219,200	359
Kasikornbank PCL	292,700	1,157
Tisco Financial Group PCL	409,100	1,195
		3,132
United Kingdom (2.1%)
Antofagasta PLC	120,852	2,584
Mondi PLC (d)	36,964	730
		3,314
Total Common Stocks (Cost $126,259)		160,610
	No. of Rights
Rights (0.0%)‡
Brazil (0.0%)‡
Localiza Rent a Car SA, expires 02/05/24 (c) (Cost $—)	729	3
	Shares
Short-Term Investment (1.2%)
Investment Company (1.2%)
Morgan Stanley Institutional Liquidity Funds — Government Portfolio — Institutional Class (See Note H) (Cost $1,890)	1,890,428	1,890
Total Investments (100.8%) (Cost $128,149) Including $729 of Securities Loaned (e)(f)		162,503
Liabilities in Excess of Other Assets (–0.8%)		(1,340)
Net Assets (100.0%)		$161,163

Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Fund's prospectus and/or statement of additional information relating to geographic classifications.

‡  Amount is less than 0.05%.

(a)  Consists of one or more classes of securities traded together as a unit; stocks with attached warrants.

(b)  Security trades on the Hong Kong exchange.

(c)  Non-income producing security.

(d)  All or a portion of this security was on loan at December 31, 2023.

(e)  The approximate fair value and percentage of net assets, $142,227,000 and 88.2%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to Financial Statements.

(f)  At December 31, 2023, the aggregate cost for federal income tax purposes is approximately $128,828,000. The aggregate gross unrealized appreciation is approximately $42,731,000 and the aggregate gross unrealized depreciation is approximately $10,799,000, resulting in net unrealized appreciation of approximately $31,932,000.

ADR  American Depositary Receipt.

Portfolio Composition

Classification	Percentage of Total Investments
Other*	50.3%
Banks	20.7
Semiconductors & Semiconductor Equipment	12.1
Tech Hardware, Storage & Peripherals	6.0
Metals & Mining	5.5
Automobiles	5.4
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2023

Emerging Markets Equity Portfolio

Statement of Assets and Liabilities	December 31, 2023 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value(1) (Cost $126,259)	$160,613
Investment in Security of Affiliated Issuer, at Value (Cost $1,890)	1,890
Total Investments in Securities, at Value (Cost $128,149)	162,503
Foreign Currency, at Value (Cost $322)	323
Receivable for Investments Sold	895
Dividends Receivable	308
Receivable for Fund Shares Sold	75
Tax Reclaim Receivable	31
Due from Broker	19
Receivable from Affiliate	6
Receivable from Securities Lending Income	—	@
Other Assets	17
Total Assets	164,177
Liabilities:
Deferred Capital Gain Country Tax	1,998
Payable for Advisory Fees	271
Payable for Fund Shares Redeemed	260
Payable for Investments Purchased	231
Payable to Bank	110
Payable for Servicing Fees	53
Payable for Custodian Fees	37
Payable for Administration Fees	11
Payable for Professional Fees	11
Payable for Transfer Agency Fees	2
Payable for Distribution Fees — Class II Shares	—	@
Other Liabilities	30
Total Liabilities	3,014
NET ASSETS	$161,163
Net Assets Consist of:
Paid-in-Capital	$130,568
Total Distributable Earnings	30,595
Net Assets	$161,163
CLASS I:
Net Assets	$112,121
Net Asset Value, Offering and Redemption Price Per Share Applicable to 8,692,129 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$12.90
CLASS II:
Net Assets	$49,042
Net Asset Value, Offering and Redemption Price Per Share Applicable to 3,817,736 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$12.85
(1) Including:
Securities on Loan, at Value:	$729

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2023

Emerging Markets Equity Portfolio

Statement of Operations	Year Ended December 31, 2023 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $580 of Foreign Taxes Withheld)	$4,300
Dividends from Security of Affiliated Issuer (Note H)	117
Income from Securities Loaned — Net	11
Total Investment Income	4,428
Expenses:
Advisory Fees (Note B)	1,253
Servicing Fees (Note D)	256
Professional Fees	177
Custodian Fees (Note G)	147
Administration Fees (Note C)	128
Distribution Fees — Class II Shares (Note E)	122
Shareholder Reporting Fees	22
Transfer Agency Fees (Note F)	17
Directors' Fees and Expenses	8
Pricing Fees	6
Registration Fees	— @
Other Expenses	35
Total Expenses	2,171
Waiver of Distribution Fees — Class II Shares (Note E)	(97)
Waiver of Advisory Fees (Note B)	(47)
Reimbursement of Transfer Agency Fees (Note B)	(10)
Rebate from Morgan Stanley Affiliate (Note H)	(4)
Net Expenses	2,013
Net Investment Income	2,415
Realized Gain (Loss):
Investments Sold (Net of $229 of Capital Gain Country Tax)	(3,722)
Foreign Currency Translation	(73)
Futures Contracts	118
Net Realized Loss	(3,677)
Change in Unrealized Appreciation (Depreciation):
Investments (Net of Increase in Deferred Capital Gain Country Tax of $1,081)	19,371
Foreign Currency Translation	9
Futures Contracts	(10)
Net Change in Unrealized Appreciation (Depreciation)	19,370
Net Realized Loss and Change in Unrealized Appreciation (Depreciation)	15,693
Net Increase in Net Assets Resulting from Operations	$18,108

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2023

Emerging Markets Equity Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2023 (000)	Year Ended December 31, 2022 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$2,415	$2,470
Net Realized Gain (Loss)	(3,677)	3,053
Net Change in Unrealized Appreciation (Depreciation)	19,370	(62,007)
Net Increase (Decrease) in Net Assets Resulting from Operations	18,108	(56,484)
Dividends and Distributions to Shareholders:
Class I	(3,804)	(13,481)
Class II	(1,628)	(5,774)
Total Dividends and Distributions to Shareholders	(5,432)	(19,255)
Capital Share Transactions:(1)
Class I:
Subscribed	6,955	7,561
Distributions Reinvested	3,804	13,481
Redeemed	(18,499)	(17,620)
Class II:
Subscribed	2,840	5,705
Distributions Reinvested	1,628	5,774
Redeemed	(8,000)	(7,364)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(11,272)	7,537
Total Increase (Decrease) in Net Assets	1,404	(68,202)
Net Assets:
Beginning of Period	159,759	227,961
End of Period	$161,163	$159,759
(1) Capital Share Transactions:
Class I:
Shares Subscribed	561	543
Shares Issued on Distributions Reinvested	313	1,186
Shares Redeemed	(1,502)	(1,280)
Net Increase (Decrease) in Class I Shares Outstanding	(628)	449
Class II:
Shares Subscribed	231	409
Shares Issued on Distributions Reinvested	134	510
Shares Redeemed	(652)	(545)
Net Increase (Decrease) in Class II Shares Outstanding	(287)	374

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2023

Financial Highlights

Emerging Markets Equity Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2023		2022		2021		2020		2019
Net Asset Value, Beginning of Period	$11.92		$18.11		$17.73		$15.99		$14.48
Income (Loss) from Investment Operations:
Net Investment Income(1)	0.19		0.19		0.08		0.05		0.20
Net Realized and Unrealized Gain (Loss)	1.21		(4.81)		0.46		2.15		2.56
Total from Investment Operations	1.40		(4.62)		0.54		2.20		2.76
Distributions from and/or in Excess of:
Net Investment Income	(0.20)		(0.06)		(0.16)		(0.21)		(0.17)
Net Realized Gain	(0.22)		(1.51)		—		(0.25)		(1.08)
Total Distributions	(0.42)		(1.57)		(0.16)		(0.46)		(1.25)
Net Asset Value, End of Period	$12.90		$11.92		$18.11		$17.73		$15.99
Total Return(2)	11.97	%(3)	(25.08)%		2.99%		14.44%		19.59%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$112,121		$111,050		$160,661		$166,989		$163,794
Ratio of Expenses Before Expense Limitation	1.28%		1.32%		1.25%		1.30%		1.27%
Ratio of Expenses After Expense Limitation	1.24	%(4)(5)	1.25	%(5)	1.25	%(5)	1.25	%(5)	1.25	%(5)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A		1.25	%(5)	N/A		1.25	%(5)	1.25	%(5)
Ratio of Net Investment Income	1.52	%(4)(5)	1.41	%(5)	0.44	%(5)	0.35	%(5)	1.33	%(5)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)
Portfolio Turnover Rate	33%		38%		39%		52%		36%

(1)  Per share amount is based on average shares outstanding.

(2)  Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

(3)  Refer to Note B in the Notes to Financial Statements for discussion of prior period transfer agency fees that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and the impact was less than 0.005% to the total return of Class I shares.

(4)  If the Fund had not received the reimbursement of transfer agency fees from the Adviser, the Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income, would have been as follows for Class I shares:

Period Ended	Expense Ratio	Net Investment Income Ratio
December 31, 2023	1.25%	1.51%

(5)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(6)  Amount is less than 0.005%.
The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2023

Financial Highlights

Emerging Markets Equity Portfolio

	Class II
	Year Ended December 31,
Selected Per Share Data and Ratios	2023		2022		2021		2020		2019
Net Asset Value, Beginning of Period	$11.87		$18.04		$17.66		$15.93		$14.44
Income (Loss) from Investment Operations:
Net Investment Income(1)	0.18		0.18		0.07		0.04		0.19
Net Realized and Unrealized Gain (Loss)	1.22		(4.79)		0.46		2.14		2.54
Total from Investment Operations	1.40		(4.61)		0.53		2.18		2.73
Distributions from and/or in Excess of:
Net Investment Income	(0.20)		(0.05)		(0.15)		(0.20)		(0.16)
Net Realized Gain	(0.22)		(1.51)		—		(0.25)		(1.08)
Total Distributions	(0.42)		(1.56)		(0.15)		(0.45)		(1.24)
Net Asset Value, End of Period	$12.85		$11.87		$18.04		$17.66		$15.93
Total Return(2)	11.96	%(3)	(25.13)%		2.95%		14.36%		19.51%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$49,042		$48,709		$67,300		$73,286		$71,662
Ratio of Expenses Before Expense Limitation	1.53%		1.57%		1.50%		1.55%		1.52%
Ratio of Expenses After Expense Limitation	1.29	%(4)(5)	1.30	%(5)	1.30	%(5)	1.30	%(5)	1.30	%(5)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A		1.30	%(5)	N/A		1.30	%(5)	1.30	%(5)
Ratio of Net Investment Income	1.47	%(4)(5)	1.36	%(5)	0.39	%(5)	0.30	%(5)	1.28	%(5)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)
Portfolio Turnover Rate	33%		38%		39%		52%		36%

(1)  Per share amount is based on average shares outstanding.

(2)  Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

(3)  Refer to Note B in the Notes to Financial Statements for discussion of prior period transfer agency fees that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and the impact was less than 0.005% to the total return of Class II shares.

(4)  If the Fund had not received the reimbursement of transfer agency fees from the Adviser, the Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income, would have been as follows for Class II shares:

Period Ended	Expense Ratio	Net Investment Income Ratio
December 31, 2023	1.30%	1.46%

(5)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(6)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2023

Notes to Financial Statements

Morgan Stanley Variable Insurance Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of eight separate active, diversified and non-diversified funds (individually referred to as a "Fund," collectively as the "Funds").

The Company applies investment company accounting and reporting guidance Accounting Standards Codification ("ASC") Topic 946. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the Fund's Statement of Assets and Liabilities through the date that the financial statements were issued.

The accompanying financial statements relates to the Emerging Markets Equity Portfolio. The Fund seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of issuers in emerging market countries. The Fund has issued two classes of shares — Class I and Class II. Both classes of shares have identical voting rights (except that shareholders of a Class have exclusive voting rights regarding any matter relating solely to that Class of shares), dividend, liquidation and other rights.

The Company is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. If only bid prices are available then the latest bid price may be used. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers/dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers/dealers; (3) fixed income securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. If Morgan Stanley Investment Management Inc. (the "Adviser") or Morgan Stanley Investment Management Company ("MSIM Company") (the "Sub- Adviser"), each a wholly-owned subsidiary of Morgan Stanley, determines that the price provided by the outside pricing service/vendor does not reflect the security's fair value or is unable to provide a price, prices from reputable brokers/dealers may also be utilized. In these circumstances, the value of the security will be the mean of bid and asked prices obtained from reputable brokers/dealers; (4) when market quotations are not readily available, as defined by Rule 2a-5 under the Act, including circumstances under which the Adviser or the Sub-Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures approved by and under the general supervision of the Directors. Each business day, the Fund uses a third-party pricing service approved by the Directors to assist with the valuation of foreign equity securities. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities to more accurately reflect their fair value as of the close of regular trading on the NYSE; (5) futures are valued at the settlement price on the exchange on which they trade or, if a settlement price is unavailable, at the

13

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2023

Notes to Financial Statements (cont'd)

last sale price on the exchange; (6) foreign exchange transactions ("spot contracts") and foreign exchange forward contracts ("forward contracts") are valued daily using an independent pricing vendor at the spot and forward rates, respectively, as of the close of the NYSE; and (7) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

In connection with Rule 2a-5 of the Act, the Directors have designated the Company's Adviser as its valuation designee. The valuation designee has responsibility for determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser, as valuation designee, has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") ASC 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the price that would be received to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs); and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2023:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Air Freight & Logistics	$—	$851	$—	$851
Automobiles	—	8,755	—	8,755
Banks	1,648	32,050	—	33,698
Beverages	—	3,340	—	3,340
Broadline Retail	—	3,993	—	3,993
Capital Markets	—	3,376	—	3,376
Chemicals	—	1,306	—	1,306
Construction & Engineering	—	1,805	—	1,805
Consumer Finance	—	1,648	—	1,648
Consumer Staples Distribution & Retail	3,271	2,320	—	5,591
Electrical Equipment	—	3,832	—	3,832
Electronic Equipment, Instruments & Components	—	1,505	—	1,505
Financial Services	—	1,948	—	1,948
Food Products	2,666	4,167	—	6,833
Ground Transportation	—	2,662	—	2,662
Health Care Providers & Services	—	1,477	—	1,477
Hotels, Restaurants & Leisure	2,159	625	—	2,784
Industrial Conglomerates	—	1,584	—	1,584
Information Technology Services	823	2,092	—	2,915
Insurance	2,012	5,046	—	7,058
Interactive Media & Services	576	4,613	—	5,189

14

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2023

Notes to Financial Statements (cont'd)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Common Stocks (cont'd)
Machinery	$—	$1,466	$—	$1,466
Metals & Mining	—	8,936	—	8,936
Oil, Gas & Consumable Fuels	—	6,840	—	6,840
Paper & Forest Products	—	730	—	730
Personal Care Products	—	885	—	885
Pharmaceuticals	—	996	—	996
Real Estate Management & Development	400	1,933	—	2,333
Semiconductors & Semiconductor Equipment	4,127	15,585	—	19,712
Specialty Retail	—	374	—	374
Tech Hardware, Storage & Peripherals	—	9,731	—	9,731
Textiles, Apparel & Luxury Goods	—	5,756	—	5,756
Transportation Infrastructure	701	—	—	701
Total Common Stocks	18,383	142,227	—	160,610
Rights	3	—	—	3
Short-Term Investment
Investment Company	1,890	—	—	1,890
Total Assets	$20,276	$142,227	$—	$162,503

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

—  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

—  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. The change in unrealized currency gains (losses) on foreign currency transactions for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in U.S. companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

4.  Derivatives: The Fund may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying

15

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2023

Notes to Financial Statements (cont'd)

asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid, risks arising from margin and payment requirements, risks arising from mispricing or valuation complexity and operational and legal risks. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Fund's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund used during the period and their associated risks:

Futures: A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures contracts can be highly volatile, using futures contracts can lower total return and the potential loss from futures contracts can exceed the Fund's initial investment in such contracts. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time.

As of December 31, 2023, the Fund did not have any open futures contracts.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund's financial position and results of operations.

The following tables set forth by primary risk exposure the Fund's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended December 31, 2023 in accordance with ASC 815:

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Equity Risk	Futures Contracts	$118
Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Equity Risk	Futures Contracts	$(10)

For the year ended December 31, 2023, the approximate average monthly amount outstanding for each derivative type is as follows:

Futures Contracts:
Average monthly notional value	$2,819,000

5.  Securities Lending: The Fund lends securities to qualified financial institutions, such as broker/dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Fund. The Fund would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily by State Street Bank and Trust Company ("State Street"), the securities lending agent, to

16

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2023

Notes to Financial Statements (cont'd)

ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned — Net" in the Fund's Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The Fund has the right under the securities lending agreement to recover the securities from the borrower on demand.

The following table presents financial instruments that are subject to enforceable netting arrangements as of December 31, 2023:

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Gross Asset Amount Presented in the Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received (000)		Net Amount (not less than $0) (000)
$729	(a)	$—	$(729	)(b)(c)	$0

(a)  Represents market value of loaned securities at year end.

(b)  The Fund received non-cash collateral of approximately $773,000 in the form of U.S. Government obligations, which the Fund cannot sell or repledge, and accordingly are not reflected in the Portfolio of Investments.

(c)  The actual collateral received is greater than the amount shown here due to overcollateralization.

6.  Indemnifications: The Company enters into contracts that contain a variety of indemnification clauses. The Company's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

7.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded as non-cash dividend income at fair value. Interest income is recognized on the accrual basis (except where collection is in doubt) net of applicable withholding taxes. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

Settlement and registration of foreign securities transactions may be subject to significant risks not normally associated with investments in the United States. In certain markets, ownership of shares is defined according to entries in the issuer's share register. It is possible that a Fund holding these securities could lose its share registration through fraud, negligence or even mere oversight. In addition, shares being delivered for sales and cash being paid for purchases may be delivered before the exchange is complete. This may subject the Fund to further risk of loss in the event of a failure to complete the transaction by the counterparty.

8.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

B. Advisory/Sub-Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $500 million	Next $500 million	Next $1.5 billion	Over $2.5 billion
0.85%	0.75%	0.70%	0.65%

Effective April 28, 2023, the Adviser provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $1 billion	Next $1.5 billion	Over $2.5 billion
0.75%	0.70%	0.65%

17

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2023

Notes to Financial Statements (cont'd)

For the year ended December 31, 2023, the advisory fee rate (net of waiver/rebate) was equivalent to an annual effective rate of 0.75% of the Fund's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual Fund operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.25% for Class I shares and 1.30% for Class II shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2023, approximately $47,000 of advisory fees were waived pursuant to this arrangement.

The Adviser has entered into a Sub-Advisory Agreement with the Sub-Adviser, a wholly-owned subsidiary of Morgan Stanley. The Sub-Adviser provides the Fund with advisory services subject to the overall supervision of the Adviser and the Fund's Officers and Directors. The Adviser pays the Sub-Adviser on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund.

The Adviser agreed to reimburse the Fund for prior years overpayment of transfer agency fees. This was reflected as "Reimbursement of Transfer Agency Fees" in the Statement of Operations.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Servicing Fees: The Company accrues daily and pays quarterly a servicing fee of up to 0.17% of the average daily value of shares of the Fund held in an insurance company's account. Certain insurance companies have entered into a servicing agreement with the Company to provide administrative and other contract-owner related services on behalf of the Fund.

E. Distribution Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Distributor of the Fund and provides the Fund's Class II shareholders with distribution services pursuant to a

Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the Act. Under the Plan, the Fund is authorized to pay the Distributor a distribution fee, which is accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class II shares. The Distributor has agreed to waive 0.20% of the 0.25% distribution fee that it may receive. This fee waiver will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waiver when they deem such action is appropriate. For the year ended December 31, 2023, this waiver amounted to approximately $97,000.

F. Dividend Disbursing and Transfer/Co-Transfer Agent: The Company's dividend disbursing and transfer agent is SS&C Global Investor & Distribution Solutions, Inc. ("SS&C GIDS"). Pursuant to a Transfer Agency Agreement, the Company pays SS&C GIDS a fee based on the number of classes, accounts and transactions relating to the Funds of the Company.

Eaton Vance Management ("EVM"), an affiliate of Morgan Stanley, provides co-transfer agency and related services to the Fund pursuant to a Co-Transfer Agency Services Agreement. For the year ended December 31, 2023, co-transfer agency fees and expenses incurred to EVM, included in "Transfer Agency Fees" in the Statement of Operations, amounted to approximately $1,000.

G. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

H. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2023, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments were approximately $52,712,000 and $65,390,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2023.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Government Portfolio (the "Liquidity Fund"), an open-end management investment company managed by the Adviser, both directly and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration

18

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2023

Notes to Financial Statements (cont'd)

fees paid by the Fund due to its investment in the Liquidity Fund. For the year ended December 31, 2023, advisory fees paid were reduced by approximately $4,000 relating to the Fund's investment in the Liquidity Fund.

A summary of the Fund's transactions in shares of affiliated investments during the year ended December 31, 2023 is as follows:

Affiliated Investment Company	Value December 31, 2022 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Fund	$3,271	$32,853	$34,234	$117
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value December 31, 2023 (000)
Liquidity Fund	$—	$—	$1,890

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2023, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

I. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2023 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2023 and 2022 was as follows:

2023 Distributions Paid From:		2022 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$2,595	$2,837	$731	$18,524

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

The Fund had no permanent differences causing reclassifications among the components of net assets for the year ended December 31, 2023.

At December 31, 2023, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$2,175	$—

At December 31, 2023, the Fund had available for federal income tax purposes unused short-term and long-term capital losses of approximately $307,000 and $3,194,000, respectively, that do not have an expiration date.

19

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2023

Notes to Financial Statements (cont'd)

To the extent that capital loss carryforwards are used to offset any future capital gains realized, no capital gains tax liability will be incurred by the Fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

J. Credit Facility: The Company and other Morgan Stanley funds participated in a $300,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. Effective April 17, 2023, the committed line amount increased to $500,000,000. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate for any funds drawn will be based on the federal funds rate or overnight bank funding rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility, which is allocated among participating funds based on relative net assets. During the year ended December 31, 2023, the Fund did not have any borrowings under the Facility.

K. Other: At December 31, 2023, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 67.3%.

L. Market Risk: The value of an investment in the Fund is based on the values of the Fund's investments, which change due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. The risks associated with these developments may be magnified if certain social, political, economic and other conditions and events adversely interrupt the global economy and financial markets. Securities in the Fund's portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters and extreme weather events, health emergencies (such as epidemics and pandemics), terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, health emergencies, social and political (including geopolitical) discord and tensions or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. It is difficult to predict when events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects (which may last for extended periods). These events may negatively impact broad segments of businesses and populations and have a significant and rapid negative impact on the performance of the Fund's investments, and exacerbate pre-existing risks to the Fund. The occurrence, duration and extent of these or other types of adverse economic and market conditions and uncertainty over the long term cannot be reasonably projected or estimated at this time. The ultimate impact of public health emergencies or other adverse economic or market developments and the extent to which the associated conditions impact the Fund and its investments will also depend on other future developments, which are highly uncertain, difficult to accurately predict and subject to change at any time. The financial performance of the Fund's investments (and, in turn, the Fund's investment results) as well as their liquidity may be adversely affected because of these and similar types of factors and developments, which may in turn impact valuation, the Fund's ability to sell securities and/or its ability to meet redemptions.

20

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2023

Report of Independent Registered Public Accounting Firm

To the Shareholders of Emerging Markets Equity Portfolio
and the Board of Directors of
Morgan Stanley Variable Insurance Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Emerging Markets Equity Portfolio (the "Fund") (one of the funds constituting Morgan Stanley Variable Insurance Fund, Inc. (the "Company")), including the portfolio of investments, as of December 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Morgan Stanley Variable Insurance Fund, Inc.) at December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
February 22, 2024

21

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2023

Liquidity Risk Management Program (unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the "Liquidity Rule"), the Fund has adopted and implemented a liquidity risk management program (the "Program"), which is reasonably designed to assess and manage the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors' interests in the Fund (i.e., liquidity risk). The Fund's Board of Directors (the "Board") previously approved the designation of the Liquidity Risk Subcommittee (the "LRS") as Program administrator. The LRS is comprised of representatives from various divisions within Morgan Stanley Investment Management.

At a meeting held on March 1-2, 2023, the Board reviewed a written report prepared by the LRS that addressed the Program's operation and assessed its adequacy, and effectiveness of implementation for the period from January 1, 2022, through December 31, 2022, as required under the Liquidity Rule.The report concluded that the Program operated effectively and was adequately and effectively implemented in all material aspects, and that the relevant controls and safeguards were appropriately designed to enable the LRS to administer the Program in compliance with the Liquidity Rule.

In accordance with the Program, the LRS assessed each Fund's liquidity risk no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents and borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Fund portfolio investment is classified into one of four liquidity categories, which classification is assessed at least monthly by the LRS. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. Liquidity classification determinations take into account various market, trading and investment-specific considerations, as well as market depth, and in some cases utilize third-party vendor data.

The Liquidity Rule limits a fund's investments in illiquid investments to 15% of its net assets and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or "HLIM"). The LRS believes that the Program includes provisions reasonably designed to review, monitor and comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement, as applicable.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.

22

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2023

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended December 31, 2023.

The Fund designated and paid approximately $2,837,000 as a long-term capital gain distribution.

For federal income tax purposes, the following information is furnished with respect to the Fund's earnings for its taxable year ended December 31, 2023.

The Fund intends to pass through foreign tax credits of approximately $809,000 and has derived net income from sources within foreign countries amounting to approximately $4,951,000.

In January, the Fund provides tax information to shareholders for the preceding calendar year.

23

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2023

Important Notices (unaudited)

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semi-annual and annual reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley non-money market fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters as an attachment to Form N-PORT and monthly holding for each money market fun on Form N-MFP. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, but makes the complete schedule of portfolio holdings for the fund's first and third fiscal quarters available on its public website. The holdings for each money market fund are also posted to the Morgan Stanley public website. You may, however, obtain Form N-PORT filings (as well as the Form N-CSR, N-CSRS and N-MFP filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov).

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 869-6397 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is submitted for the general information of the shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Company's Statement of Additional Information contains additional information about the Fund, including its Directors. It is available, without charge, by calling 1 (800) 869-6397.

Householding Notice

To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents, including shareholder reports, prospectuses and proxy materials, to investors with the same last name who reside at the same address. Your participation in this program will continue for an unlimited period of time unless you instruct us otherwise. You can request multiple copies of these documents by calling 1 (800) 869-6397, 8:00 a.m. to 6:00 p.m., ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

Tailored Shareholder Reports

Effective January 24, 2023, the SEC adopted rule and form amendments to require open-end mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semi-annual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semi-annual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Morgan Stanley Funds.

24

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2023

Directors and Officers Information (unaudited)

Independent Directors:

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Frank L. Bowman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1944	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mèrite by the French Government; elected to the National Academy of Engineering (2009).

				87

Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a former member of the CNA Military Advisory Board; Chairman of the Board of Trustees of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; Director of other various nonprofit organizations; formerly, Director of BP, plc (November 2010-May 2019).

Frances L. Cashman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1961	Director	Since February 2022	Chief Executive Officer, Asset Management Portfolio, Delinian Ltd. (financial information) (May 2021-Present); Executive Vice President and various other roles, Legg Mason & Co. (asset management) (2010-2020); Managing Director, Stifel Nicolaus (2005-2010).	88

Formerly, Trustee and Investment Committee Member, GeorgiaTech Foundation (since June 2019); Trustee and Chair of Marketing Committee, and Member of Investment Committee, Loyola Blakefield (2017-2023); Trustee, MMI Gateway Foundation (2017-2023); Director and Investment Committee Member, Catholic Community Foundation Board (2012-2018); Director and Investment Committee Member, St. Ignatius Loyola Academy (2011-2017).

Kathleen A. Dennis c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1953	Director	Since August 2006	Chairperson of the Governance Committee (since January 2021), Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006); Senior Vice President, Chase Bank (1984-1993).	87	Board Member, University of Albany Foundation (2012-present); Board Member, Mutual Funds Directors Forum (2014-present); Director of various non-profit organizations.
Nancy C. Everett c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1955	Director	Since January 2015	Chairperson of the Equity Investment Committee (since January 2021); Director or Trustee of various Morgan Stanley Funds (since January 2015); Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013) and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	88

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

25

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2023

Directors and Officers Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Eddie A. Grier c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1955	Director	Since February 2022	Dean, Santa Clara University Leavey School of Business (since July 2021); Dean, Virginia Commonwealth University School of Business (2010-2021); President and various other roles, Walt Disney Company (entertainment and media) (1981-2010).	88

Director, Witt/Keiffer, Inc. (executive search) (since 2016); Director, NuStar GP, LLC (energy) (since August 2021); Director, Sonida Senior Living, Inc. (residential community operator) (2016-2021); Director, NVR, Inc. (homebuilding) (2013-2020); Director, Middleburg Trust Company (wealth management) (2014-2019); Director, Colonial Williamsburg Company (2012-2021); Regent, University of Massachusetts Global (since 2021); Director and Chair, ChildFund International (2012-2021); Trustee, Brandman University (2010-2021); Director, Richmond Forum (2012-2019).

Jakki L. Haussler c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1957	Director	Since January 2015	Chairperson of the Audit Committee (since January 2023) and Director or Trustee of various Morgan Stanley Funds (since January 2015); Chairman, Opus Capital Group (since 1996); formerly, Chief Executive Officer, Opus Capital Group (1996-2019); Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	88

Director, Vertiv Holdings Co. (VRT) (since August 2022); Director of Cincinnati Bell Inc. and Member, Audit Committee and Chairman, Governance and Nominating Committee (2008-2021); Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director, Barnes Group Inc. (since July 2021); Member of Chase College of Law Center for Law and Entrepreneurship Board of Advisors; Director of Best Transport (2005-2019); Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee.

Dr. Manuel H. Johnson c/o Johnson Smick International, Inc. 220 I Street, NE Suite 200 Washington, D.C. 20002 Birth Year: 1949	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Fixed Income, Liquidity and Alternatives Investment Committee (since January 2021), Chairperson of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	87	Director of NVR, Inc. (home construction).
Joseph J. Kearns c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1942	Director	Since August 1994 (Retired December 31, 2023)	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (2006-2022) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006); CFO of the J. Paul Getty Trust (1982-1999).	88	Director, Rubicon Investments (since February 2019); Prior to August 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.

26

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2023

Directors and Officers Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Michael F. Klein c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1958	Director	Since August 2006

Chairperson of the Risk Committee (since January 2021); Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				87	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia A. Maleski c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1960	Director	Since January 2017	Director or Trustee of various Morgan Stanley Funds (since January 2017); Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer — Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	88	Formerly, Trustee (January 2022 to March 2023), Treasurer (January 2023 to March 2023), and Finance Committee (January 2022 to March 2023).
W. Allen Reed c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1947	Chair of the Board and Director	Chair of the Board since August 2020 and Director since August 2006	Chair of the Boards of various Morgan Stanley Funds (since August 2020); Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Vice Chair of the Boards of various Morgan Stanley Funds (January 2020-August 2020); President and Chief Executive Officer of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	87	Formerly, Director of Legg Mason, Inc. (2006-2019); and Director of the Auburn University Foundation (2010-2015).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2023) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Directors at any time during the past five years.

27

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2023

Directors and Officers Information (unaudited) (cont'd)

Executive Officers:

Name, Address and Birth Year of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon 1585 Broadway New York, NY 10036 Birth Year: 1963	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser.

Deidre A. Downes 1633 Broadway New York, NY 10019 Birth Year: 1977	Chief Compliance Officer	Since November 2021

Executive Director of the Adviser (since January 2021) and Chief Compliance Officer of various Morgan Stanley Funds (since November 2021). Formerly, Vice President and Corporate Counsel at PGIM and Prudential Financial (October 2016-December 2020).

Francis J. Smith 750 Seventh Avenue New York, NY 10019 Birth Year: 1965	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin 1633 Broadway New York, NY 10019 Birth Year: 1967	Secretary	Since June 1999	Managing Director of the Adviser and various entities affiliated with the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key 1585 Broadway New York, NY 10036 Birth Year: 1979	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Managing Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

The Fund's statement of additional information includes further information about the Fund's Directors and Officers, and is available without charge by visiting www.morganstanley.com/im or upon request by calling 1 (800) 869-6397.

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves an indefinite term, until his or her successor is elected.

28

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2023

Adviser and Administrator

Morgan Stanley Investment Management Inc.
1585 Broadway
New York, New York 10036

Sub-Adviser

Morgan Stanley Investment Management Company
23 Church Street
16-01 Capital Square, Singapore 049481

Distributor

Morgan Stanley Distribution, Inc.
1585 Broadway
New York, New York 10036

Dividend Disbursing and Transfer Agent

SS&C Global Investor & Distribution Solutions, Inc.
P.O. Box 219804
Kansas City, Missouri 64121-9804

Co-Transfer Agent

Eaton Vance Management
Two International Place
Boston, Massachusetts 02110

Custodian

State Street Bank and Trust Company
One Congress Street
Boston, Massachusetts 02114

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
1155 Avenue of the Americas,
22nd Floor
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

UIFEMEANN
6301646 EXP 02.28.25

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2023

Global Infrastructure Portfolio

The Fund is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2023

Table of Contents (unaudited)

Expense Example	2
Investment Overview	3
Portfolio of Investments	6
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	10
Financial Highlights	11
Notes to Financial Statements	13
Report of Independent Registered Public Accounting Firm	20
Liquidity Risk Management Program	21
Federal Tax Notice	22
Important Notices	23
Directors and Officers Information	24

1

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2023

Expense Example (unaudited)

Global Infrastructure Portfolio

As a shareholder of the Global Infrastructure Portfolio (the "Fund"), you incur two types of costs: (1) insurance company charges; and (2) ongoing costs, which may include advisory fees, administration fees, distribution (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2023 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any insurance company charges. Therefore, the table below is useful in comparing ongoing costs, but will not help you determine the relative total cost of owning different funds. In addition, if these insurance company charges were included, your costs would have been higher.

	Beginning Account Value 7/1/23	Actual Ending Account Value 12/31/23	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Global Infrastructure Portfolio Class I	$1,000.00	$1,010.80	$1,020.92	$4.31	$4.33	0.85%
Global Infrastructure Portfolio Class II	1,000.00	1,009.20	1,019.66	5.57	5.60	1.10

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 184/365 (to reflect the most recent one-half year period).

  Refer to Note B in the Notes to Financial Statements for discussion of prior period transfer agency fees that were reimbursed in the current period.

**  Annualized.

2

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2023

Investment Overview (unaudited)

Global Infrastructure Portfolio

The Fund seeks both capital appreciation and current income.

Performance

For the fiscal year ended December 31, 2023, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of 4.55%, net of fees, and 4.27%, net of fees, for Class II shares. The Fund's Class I shares outperformed and Class II shares underperformed the Fund's benchmark, the Dow Jones Brookfield Global Infrastructure IndexSM (the "Index"), which returned 4.51%.

Factors Affecting Performance

•  Infrastructure shares gained 4.51% in the year ending December 31, 2023, as measured by the Index. From a sector perspective, airports, diversified, European regulated utilities, gas midstream and toll roads outperformed the Index, while other utilities, water & waste, gas distribution utilities, pipeline companies, ports, communications, and electricity transmission & distribution underperformed.

•  The year 2023 was strong for the global equity markets, despite lingering concerns over the level of inflation and the ability of the U.S. Federal Reserve and other major central banks to orchestrate a soft landing in their economies following many years of monetary policy easing. Unfortunately, 2023 was not similarly strong for listed infrastructure securities, as the asset class suffered alongside other defensive parts of the equity markets, such as consumer staples and health care. Indeed, listed infrastructure securities' relative outperformance of 2022 versus the broader global equity markets was more than eroded by the relative underperformance in 2023. Underscoring the challenges of 2023 was the performance of utilities, in particular those domiciled in the United States. Despite the fundamental tailwinds afforded due to the transition to clean energy and related infrastructure needs, U.S. utilities had their worst performance relative to the S&P 500 Index in roughly 50 years.(i) Looking at the other infrastructure sectors, outside of the transportation sector, returns were generally lackluster to poor in the one-year period.

•  For the full-year 2023, the Fund's Class I shares modestly outperformed and Class II shares modestly underperformed the Index, with positive bottom-up stock selection offset by negative top-down sector allocation. From a bottom-up perspective, the Fund benefited from favorable stock selection in the water & waste, communications, other utilities, gas midstream, pipeline companies, diversified, airports and toll roads sectors; this was modestly offset by adverse stock selection in the gas distribution utilities, electricity transmission & distribution, and European regulated utilities sectors. From a top-down perspective, the Fund benefited from underweights to pipeline companies, electricity transmission & distribution and ports, and an overweight to airports. This was offset by overweight positioning in other utilities and water & waste; an underweight in gas midstream; an overweight in gas distribution utilities; and underweights in diversified, European regulated utilities, communications and toll roads.

Management Strategies

•  We remain committed to our core investment philosophy as an infrastructure value investor. As a value-oriented, bottom-up driven investor, our investment perspective is that over the medium and long term, the key factor in determining the performance of infrastructure securities will be underlying infrastructure asset values. Given the large and growing private infrastructure market, we believe that there are limits as to the level of premium or discount at which the public sector should trade relative to its underlying private infrastructure value. These limits can be viewed as the point at which the arbitrage opportunity between owning infrastructure in the private versus public markets becomes compelling. In aiming to achieve core infrastructure exposure in a cost-effective manner, we invest in equity securities of publicly listed infrastructure companies that we believe offer the best value relative to their underlying infrastructure value and growth prospects.

•  As of the end of the reporting period, our research currently led us to an overweighting in the Fund to a group of companies in other utilities, water & waste, communications, airports and gas distribution utilities, and an underweighting to companies in the electricity transmission & distribution, pipeline companies, gas midstream, European regulated utilities, diversified, toll roads and ports sectors. Finally, we continued to retain out-of-benchmark positions in renewables.

(i)  The Standard & Poor's 500® Index (S&P 500® Index) measures the performance of the large cap segment of the U.S. equities market, covering approximately 80% of the U.S. equities market. The Index includes 500 leading companies in leading industries of the U.S. economy. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

3

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2023

Investment Overview (unaudited) (cont'd)

Global Infrastructure Portfolio

•  For 2024, we are constructive on listed infrastructure, predominantly due to the material adverse relative performance witnessed in 2023. That is not to dilute our favorable view on fundamentals as well. While there are areas to monitor — most notably political interference associated with elections and customer affordability for some infrastructure services — we view the fundamental backdrop as a whole to be relatively solid in the context of a softening global economic backdrop. Furthermore, we believe some infrastructure areas that had a challenging 2023 from a fundamental perspective, such as the communications sector, look to be lapping such challenges and entering 2024 and beyond in a much better position.

4

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2023

Investment Overview (unaudited) (cont'd)

Global Infrastructure Portfolio

*  Performance shown for the Fund's Class I shares reflects the performance of the Class X shares of VIS Global Infrastructure for periods prior to April 28, 2014.

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class II shares will vary from the performance of Class I shares based upon its different inception date and will be negatively impacted by additional fees assessed to that class.

Performance Compared to the Dow Jones Brookfield Global Infrastructure IndexSM(1)

	Period Ended December 31, 2023
	Total Returns(2)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(4)
Fund – Class I(3)	4.55%	6.86%	5.25%	7.58%
Dow Jones Brookfield Global Infrastructure IndexSM	4.51	6.97	5.29	8.51
Fund – Class II(3)	4.27	6.55	4.98	4.75
Dow Jones Brookfield Global Infrastructure IndexSM	4.51	6.97	5.29	6.80

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please contact the issuing insurance company or speak with your financial advisor. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance shown does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower. Fund's total returns are calculated based on the net asset value as of the last business day of the period.

(1)  The Dow Jones Brookfield Global Infrastructure IndexSM is a float-adjusted market capitalization weighted index that measures the stock performance of companies that exhibit strong infrastructure characteristics. The Index intends to measure all sectors of the infrastructure market. The Index was first published in July 2008; however, back-tested hypothetical performance information is available for this Index since December 31, 2002. Returns are calculated using the return data of the S&P Global BMI Index (index is a broad market index designed to capture exposure to equities in all countries in the world that meet minimum size and liquidity requirements) through December 31, 2002 and the return data of the Dow Jones Brookfield Global Infrastructure IndexSM for periods thereafter. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  Total returns for the Fund reflect fees waived and expenses reimbursed, if applicable, by the Adviser (as defined herein). Without such waivers and reimbursements, total returns would have been lower.

(3)  On April 28, 2014, the Variable Insurance Fund, Inc. (formerly Universal Institutional Funds, Inc.,) on behalf of the Fund, acquired substantially all of the assets and liabilities of Morgan Stanley Select Dimensions Investment Series — Global Infrastructure Portfolio ("SD Global Infrastructure") and Morgan Stanley Variable Investment Series — Global Infrastructure Portfolio ("VIS Global Infrastructure") in exchange for shares of the Fund. The Fund adopted the financial and performance history of VIS Global Infrastructure. As a result, performance shown for Class I shares and Class II shares reflects the performance history of VIS Global Infrastructure's Class X shares and Class Y shares, respectively, for periods prior to April 28, 2014. VIS Global Infrastructure's Class X shares commenced operations on March 1, 1990 and Class Y shares commenced operations on June 5, 2000.

(4)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Fund, not the inception of the Index.

5

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2023

Portfolio of Investments

Global Infrastructure Portfolio

	Shares	Value (000)
Common Stocks (97.8%)
Australia (2.7%)
Transurban Group (Units) (a)	213,905	$1,999
Canada (18.1%)
Enbridge, Inc.	87,505	3,150
Fortis, Inc. (b)	17,118	704
GFL Environmental, Inc.	133,718	4,615
Keyera Corp. (b)	27,445	663
Pembina Pipeline Corp.	66,449	2,288
TC Energy Corp. (b)	51,364	2,006
		13,426
China (2.3%)
China Gas Holdings Ltd. (c)	1,756,200	1,735
France (4.3%)
Aeroports de Paris	2,026	263
Getlink SE	14,487	266
Vinci SA	21,346	2,686
		3,215
Italy (3.7%)
Infrastrutture Wireless Italiane SpA	136,304	1,726
Snam SpA	14,681	75
Terna — Rete Elettrica Nazionale	110,477	922
		2,723
Mexico (2.1%)
Grupo Aeroportuario del Pacifico SAB de CV, Class B	60,728	1,065
Grupo Aeroportuario del Sureste SAB de CV, Class B	16,309	478
		1,543
New Zealand (0.6%)
Auckland International Airport Ltd.	79,754	444
Portugal (0.5%)
EDP Renovaveis SA	17,460	357
Spain (7.3%)
Aena SME SA	7,783	1,413
Cellnex Telecom SA (d)	39,242	1,545
Ferrovial SE	34,635	1,264
Iberdrola SA	89,358	1,172
		5,394
Switzerland (0.9%)
Flughafen Zurich AG (Registered)	3,223	673
United Kingdom (7.1%)
National Grid PLC	254,917	3,434
Pennon Group PLC	34,144	327
Severn Trent PLC	33,259	1,094
United Utilities Group PLC	29,981	405
		5,260
	Shares	Value (000)
United States (48.2%)
American Electric Power Co., Inc.	22,428	$1,822
American Tower Corp. REIT	23,038	4,973
American Water Works Co., Inc.	11,759	1,552
Atmos Energy Corp.	10,246	1,188
CenterPoint Energy, Inc.	66,433	1,898
Cheniere Energy, Inc.	12,777	2,181
CMS Energy Corp.	3,083	179
Crown Castle, Inc. REIT	16,049	1,849
Edison International	20,491	1,465
Essential Utilities, Inc.	4,906	183
Eversource Energy	22,379	1,381
Exelon Corp.	46,229	1,660
Kinder Morgan, Inc.	34,910	616
NiSource, Inc.	47,669	1,266
ONEOK, Inc.	28,730	2,017
PG&E Corp.	88,919	1,603
SBA Communications Corp. REIT	10,762	2,730
Sempra	40,429	3,021
Southern Co.	3,108	218
Targa Resources Corp.	19,801	1,720
WEC Energy Group, Inc.	7,420	625
Williams Cos., Inc.	37,562	1,308
Xcel Energy, Inc.	2,920	181
		35,636
Total Common Stocks (Cost $66,961)		72,405
Short-Term Investments (3.4%)
Investment Company (1.9%)
Morgan Stanley Institutional Liquidity Funds — Treasury Portfolio — Institutional Class (See Note H) (Cost $1,360)	1,360,364	1,360
Securities held as Collateral on Loaned Securities (1.5%)
Investment Company (1.2%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note H)	925,578	926
	Face Amount (000)
Repurchase Agreements (0.3%)
Citigroup, Inc., (5.33%, dated 12/29/23, due 1/2/24; proceeds $68; fully collateralized by U.S. Government obligations; 0.25% - 3.00% due 5/15/24 - 11/15/49; valued at $69)	$68	68
HSBC Securities USA, Inc., (5.33%, dated 12/29/23, due 1/2/24; proceeds $68; fully collateralized by a U.S. Government obligation; 0.00% due 8/15/27; valued at $69)	68	68

The accompanying notes are an integral part of the financial statements.
6

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2023

Portfolio of Investments (cont'd)

Global Infrastructure Portfolio

	Face Amount (000)	Value (000)
Repurchase Agreements (cont'd)
Merrill Lynch & Co., Inc., (5.31%, dated 12/29/23, due 1/2/24; proceeds $68; fully collateralized by a U.S. Government obligation; 4.75% due 11/15/53; valued at $69)	$68	$68
		204
Total Securities held as Collateral on Loaned Securities (Cost $1,130)		1,130
Total Short-Term Investments (Cost $2,490)		2,490
Total Investments (101.2%) (Cost $69,451) Including $3,229 of Securities Loaned (e)(f)		74,895
Liabilities in Excess of Other Assets (–1.2%)		(907)
Net Assets (100.0%)		$73,988

Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Fund's prospectus and/or statement of additional information relating to geographic classifications.

(a)  Consists of one or more classes of securities traded together as a unit; stocks with attached warrants.

(b)  All or a portion of this security was on loan at December 31, 2023.

(c)  Security trades on the Hong Kong exchange.

(d)  Non-income producing security.

(e)  The approximate fair value and percentage of net assets, $21,800,000 and 29.5%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to Financial Statements.

(f)  At December 31, 2023, the aggregate cost for federal income tax purposes is approximately $71,318,000. The aggregate gross unrealized appreciation is approximately $7,502,000 and the aggregate gross unrealized depreciation is approximately $3,925,000, resulting in net unrealized appreciation of approximately $3,577,000.

REIT  Real Estate Investment Trust.

Portfolio Composition*

Classification	Percentage of Total Investments
Oil & Gas Storage & Transportation	31.5%
Communications	17.4
Electricity Transmission & Distribution	15.1
Diversified	12.0
Other**	9.7
Others	8.4
Airports	5.9
Total Investments	100.0%

*  Percentages indicated are based upon total investments (excluding Securities held as Collateral on Loaned Securities) as of December 31, 2023.

**  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2023

Global Infrastructure Portfolio

Statement of Assets and Liabilities	December 31, 2023 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value(1) (Cost $67,165)	$72,609
Investment in Security of Affiliated Issuer, at Value (Cost $2,286)	2,286
Total Investments in Securities, at Value (Cost $69,451)	74,895
Foreign Currency, at Value (Cost $71)	71
Dividends Receivable	224
Receivable for Fund Shares Sold	70
Tax Reclaim Receivable	11
Receivable from Affiliate	7
Receivable for Investments Sold	2
Receivable from Securities Lending Income	1
Other Assets	8
Total Assets	75,289
Liabilities:
Collateral on Securities Loaned, at Value	1,130
Payable for Fund Shares Redeemed	44
Payable for Advisory Fees	38
Payable for Servicing Fees	38
Payable for Professional Fees	16
Payable for Custodian Fees	12
Payable for Distribution Fees — Class II Shares	10
Payable for Administration Fees	5
Payable for Transfer Agency Fees	1
Other Liabilities	7
Total Liabilities	1,301
NET ASSETS	$73,988
Net Assets Consist of:
Paid-in-Capital	$72,900
Total Distributable Earnings	1,088
Net Assets	$73,988
CLASS I:
Net Assets	$27,517
Net Asset Value, Offering and Redemption Price Per Share Applicable to 4,503,287 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$6.11
CLASS II:
Net Assets	$46,471
Net Asset Value, Offering and Redemption Price Per Share Applicable to 7,687,653 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$6.04
(1) Including:
Securities on Loan, at Value:	$3,229

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2023

Global Infrastructure Portfolio

Statement of Operations	Year Ended December 31, 2023 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $145 of Foreign Taxes Withheld)	$2,580
Dividends from Security of Affiliated Issuer (Note H)	88
Income from Securities Loaned — Net	12
Total Investment Income	2,680
Expenses:
Advisory Fees (Note B)	647
Professional Fees	159
Distribution Fees — Class II Shares (Note E)	119
Servicing Fees (Note D)	115
Administration Fees (Note C)	61
Custodian Fees (Note G)	34
Shareholder Reporting Fees	15
Transfer Agency Fees (Note F)	9
Directors' Fees and Expenses	7
Pricing Fees	3
Registration Fees	— @
Other Expenses	14
Total Expenses	1,183
Waiver of Advisory Fees (Note B)	(400)
Reimbursement of Transfer Agency Fees (Note B)	(5)
Rebate from Morgan Stanley Affiliate (Note H)	(3)
Net Expenses	775
Net Investment Income	1,905
Realized Loss:
Investments Sold	(2,028)
Foreign Currency Translation	(1)
Net Realized Loss	(2,029)
Change in Unrealized Appreciation (Depreciation):
Investments	3,433
Foreign Currency Translation	3
Net Change in Unrealized Appreciation (Depreciation)	3,436
Net Realized Loss and Change in Unrealized Appreciation (Depreciation)	1,407
Net Increase in Net Assets Resulting from Operations	$3,312

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2023

Global Infrastructure Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2023 (000)	Year Ended December 31, 2022 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$1,905	$1,878
Net Realized Gain (Loss)	(2,029)	7,968
Net Change in Unrealized Appreciation (Depreciation)	3,436	(16,971)
Net Increase (Decrease) in Net Assets Resulting from Operations	3,312	(7,125)
Dividends and Distributions to Shareholders:
Class I	(4,695)	(2,843)
Class II	(7,601)	(4,465)
Total Dividends and Distributions to Shareholders	(12,296)	(7,308)
Capital Share Transactions:(1)
Class I:
Subscribed	1,825	2,567
Distributions Reinvested	4,695	2,843
Redeemed	(5,809)	(6,055)
Class II:
Subscribed	5,947	34,260
Distributions Reinvested	7,601	4,465
Redeemed	(11,686)	(33,678)
Net Increase in Net Assets Resulting from Capital Share Transactions	2,573	4,402
Total Decrease in Net Assets	(6,411)	(10,031)
Net Assets:
Beginning of Period	80,399	90,430
End of Period	$73,988	$80,399
(1) Capital Share Transactions:
Class I:
Shares Subscribed	274	325
Shares Issued on Distributions Reinvested	786	404
Shares Redeemed	(875)	(795)
Net Increase (Decrease) in Class I Shares Outstanding	185	(66)
Class II:
Shares Subscribed	925	4,640
Shares Issued on Distributions Reinvested	1,286	639
Shares Redeemed	(1,760)	(4,555)
Net Increase in Class II Shares Outstanding	451	724

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2023

Financial Highlights

Global Infrastructure Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2023		2022		2021		2020		2019
Net Asset Value, Beginning of Period	$7.00		$8.34		$7.76		$8.12		$6.80
Income (Loss) from Investment Operations:
Net Investment Income(1)	0.17		0.18		0.17		0.15		0.20
Net Realized and Unrealized Gain (Loss)	0.12		(0.84)		0.92		(0.26)		1.69
Total from Investment Operations	0.29		(0.66)		1.09		(0.11)		1.89
Distributions from and/or in Excess of:
Net Investment Income	(0.18)		(0.23)		(0.21)		(0.13)		(0.22)
Net Realized Gain	(1.00)		(0.45)		(0.30)		(0.12)		(0.35)
Total Distributions	(1.18)		(0.68)		(0.51)		(0.25)		(0.57)
Net Asset Value, End of Period	$6.11		$7.00		$8.34		$7.76		$8.12
Total Return(2)	4.55	%(3)	(8.02)%		14.26%		(1.15)%		28.30%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$27,517		$30,227		$36,573		$35,868		$42,162
Ratio of Expenses Before Expense Limitation	1.40%		1.41%		1.38%		1.36%		1.33%
Ratio of Expenses After Expense Limitation	0.86	%(4)(5)	0.88	%(5)(6)	0.87	%(5)	0.87	%(5)	0.87	%(5)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A		0.87	%(5)	N/A		N/A		N/A
Ratio of Net Investment Income	2.66	%(4)(5)	2.32	%(5)	2.11	%(5)	2.06	%(5)	2.58	%(5)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(7)	0.00	%(7)	0.00	%(7)	0.00	%(7)	0.00	%(7)
Portfolio Turnover Rate	31%		89%		59%		62%		30%

(1)  Per share amount is based on average shares outstanding.

(2)  Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

(3)  Refer to Note B in the Notes to Financial Statements for discussion of prior period transfer agency fees that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and the impact was less than 0.005% to the total return of Class I shares.

(4)  If the Fund had not received the reimbursement of transfer agency fees from the Adviser, the Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income, would have been as follows for Class I shares:

Period Ended	Expense Ratio	Net Investment Income Ratio
December 31, 2023	0.87%	2.65%

(5)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(6)  Ratio is above the expense limitation due to interest expenses, which are not included in the determination of the expense limitation. Refer to Footnote B in the Notes to Financial Statements.

(7)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2023

Financial Highlights

Global Infrastructure Portfolio

	Class II
	Year Ended December 31,
Selected Per Share Data and Ratios	2023		2022		2021		2020		2019
Net Asset Value, Beginning of Period	$6.93		$8.27		$7.70		$8.06		$6.76
Income (Loss) from Investment Operations:
Net Investment Income(1)	0.16		0.15		0.15		0.13		0.18
Net Realized and Unrealized Gain (Loss)	0.11		(0.83)		0.92		(0.26)		1.67
Total from Investment Operations	0.27		(0.68)		1.07		(0.13)		1.85
Distributions from and/or in Excess of:
Net Investment Income	(0.16)		(0.21)		(0.20)		(0.11)		(0.20)
Net Realized Gain	(1.00)		(0.45)		(0.30)		(0.12)		(0.35)
Total Distributions	(1.16)		(0.66)		(0.50)		(0.23)		(0.55)
Net Asset Value, End of Period	$6.04		$6.93		$8.27		$7.70		$8.06
Total Return(2)	4.27	%(3)	(8.32)%		14.00%		(1.43)%		27.87%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$46,471		$50,172		$53,857		$41,277		$46,055
Ratio of Expenses Before Expense Limitation	1.65%		1.66%		1.63%		1.61%		1.58%
Ratio of Expenses After Expense Limitation	1.11	%(4)(5)	1.13	%(5)(6)	1.12	%(5)	1.12	%(5)	1.12	%(5)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A		1.12	%(5)	N/A		N/A		N/A
Ratio of Net Investment Income	2.41	%(4)(5)	2.07	%(5)	1.86	%(5)	1.81	%(5)	2.33	%(5)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(7)	0.00	%(7)	0.00	%(7)	0.00	%(7)	0.00	%(7)
Portfolio Turnover Rate	31%		89%		59%		62%		30%

(1)  Per share amount is based on average shares outstanding.

(2)  Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

(3)  Refer to Note B in the Notes to Financial Statements for discussion of prior period transfer agency fees that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and the impact was less than 0.005% to the total return of Class II shares.

(4)  If the Fund had not received the reimbursement of transfer agency fees from the Adviser, the Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income, would have been as follows for Class II shares:

Period Ended	Expense Ratio	Net Investment Income Ratio
December 31, 2023	1.12%	2.40%

(5)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(6)  Ratio is above the expense limitation due to interest expenses, which are not included in the determination of the expense limitation. Refer to Footnote B in the Notes to Financial Statements.

(7)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2023

Notes to Financial Statements

Morgan Stanley Variable Insurance Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of eight separate active, diversified and non-diversified funds (individually referred to as a "Fund," collectively as the "Funds").

The Company applies investment company accounting and reporting guidance Accounting Standards Codification ("ASC") Topic 946. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the Fund's Statement of Assets and Liabilities through the date that the financial statements were issued.

The accompanying financial statements relates to the Global Infrastructure Portfolio. The Fund seeks both capital appreciation and current income. The Fund has issued two classes of shares — Class I and Class II. Both classes of shares have identical voting rights (except that shareholders of a Class have exclusive voting rights regarding any matter relating solely to that Class of shares), dividend, liquidation and other rights.

The Company is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. If only bid prices are available then the latest bid price may be used. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers/dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers/dealers; (3) fixed income securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. If Morgan Stanley Investment Management Inc. (the "Adviser") a wholly-owned subsidiary of Morgan Stanley, determines that the price provided by the outside pricing service/vendor does not reflect the security's fair value or is unable to provide a price, prices from reputable brokers/dealers may also be utilized. In these circumstances, the value of the security will be the mean of bid and asked prices obtained from reputable brokers/dealers; (4) when market quotations are not readily available, as defined by Rule 2a-5 under the Act, including circumstances under which the Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures approved by and under the general supervision of the Directors. Each business day, the Fund uses a third-party pricing service approved by the Directors to assist with the valuation of foreign equity securities. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities to more accurately reflect their fair value as of the close of regular trading on the NYSE; (5) foreign exchange transactions ("spot contracts") and foreign exchange forward contracts ("forward contracts") are valued daily using an independent pricing vendor at the spot and forward rates, respectively, as of the close of the NYSE; and (6) investments in mutual funds, including the Morgan Stanley Institutional

13

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2023

Notes to Financial Statements (cont'd)

Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

In connection with Rule 2a-5 of the Act, the Directors have designated the Company's Adviser as its valuation designee. The valuation designee has responsibility for determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser, as valuation designee, has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") ASC 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the price that would be received to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs); and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2023:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Airports	$1,543	$2,793	$—	$4,336
Communications	9,552	3,271	—	12,823
Diversified	3,720	5,122	—	8,842
Electricity Transmission & Distribution	6,813	4,356	—	11,169
Oil & Gas Storage & Transportation	21,424	1,810	—	23,234
Others	5,818	357	—	6,175
Toll Roads	—	2,265	—	2,265
Water	1,735	1,826	—	3,561
Total Common Stocks	50,605	21,800	—	72,405
Short-Term Investments
Investment Company	2,286	—	—	2,286
Repurchase Agreements	—	204	—	204
Total Short-Term Investments	2,286	204	—	2,490
Total Assets	$52,891	$22,004	$—	$74,895

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

3.  Repurchase Agreements: The Fund may enter into repurchase agreements under which the Fund lends cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is

14

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2023

Notes to Financial Statements (cont'd)

marked-to-market on a daily basis to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest as earned. If such a decrease occurs, additional collateral will be requested and, when received, will be added to the account to maintain full collateralization. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral proceeds may be subject to cost and delays. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

4.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

—  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

—  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. The change in unrealized currency gains (losses) on foreign currency transactions for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in U.S. companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

5.  Securities Lending: The Fund lends securities to qualified financial institutions, such as broker/dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Fund. The Fund would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned — Net" in the Fund's Statement of Operations. Risks in securities lending transactions are

15

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2023

Notes to Financial Statements (cont'd)

that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The Fund has the right under the securities lending agreement to recover the securities from the borrower on demand.

The following table presents financial instruments that are subject to enforceable netting arrangements as of December 31, 2023:

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Gross Asset Amount Presented in the Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received (000)		Net Amount (not less than $0) (000)
$3,229	(a)	$—	$(3,229	)(b)(c)	$0

(a)  Represents market value of loaned securities at year end.

(b)  The Fund received cash collateral of approximately $1,130,000, which was subsequently invested in Repurchase Agreements and Morgan Stanley Institutional Liquidity Funds as reported in the Portfolio of Investments. In addition, the Fund received non-cash collateral of approximately $2,262,000 in the form of U.S. Government obligations, which the Fund cannot sell or repledge, and accordingly are not reflected in the Portfolio of Investments.

(c)  The actual collateral received is greater than the amount shown here due to overcollateralization.

FASB ASC 860, "Transfers & Servicing: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures", is intended to provide increased transparency about the types of collateral pledged in securities lending transactions and other similar transactions that are accounted for as secured borrowings.

The following table displays a breakdown of transactions accounted for as secured borrowings, the gross obligations by class of collateral pledged and the remaining contractual maturity of those transactions as of December 31, 2023:

Remaining Contractual Maturity of the Agreements
	Overnight and Continuous (000)	<30 days (000)	Between 30 & 90 days (000)	>90 Days (000)	Total (000)
Securities Lending Transactions
Common Stocks	$1,130	$—	$—	$—	$1,130
Total Borrowings	$1,130	$—	$—	$—	$1,130
Gross amount of recognized liabilities for securities lending transactions					$1,130

6.  Indemnifications: The Company enters into contracts that contain a variety of indemnification clauses. The Company's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

7.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded as non-cash dividend income at fair value. Interest income is recognized on the accrual basis (except where collection is in doubt) net of applicable withholding taxes. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

Settlement and registration of foreign securities transactions may be subject to significant risks not normally associated with investments in the United States. In certain markets, ownership of shares is defined according to entries in the issuer's share register. It is possible that a Fund holding these securities could lose its share registration through fraud, negligence or even mere oversight. In addition, shares being delivered for sales and cash being paid for purchases may be delivered before the exchange is complete. This may subject the Fund to further risk of loss in the event of a failure to complete the transaction by the counterparty.

8.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at an annual rate of 0.85% of the daily net assets of the Fund.

16

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2023

Notes to Financial Statements (cont'd)

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual Fund operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.87% for Class I shares and 1.12% for Class II shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2023, approximately $400,000 of advisory fees were waived pursuant to this arrangement.

The Adviser agreed to reimburse the Fund for prior years overpayment of transfer agency fees. This was reflected as "Reimbursement of Transfer Agency Fees" in the Statement of Operations.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Servicing Fees: The Company accrues daily and pays quarterly a servicing fee of up to 0.17% of the average daily value of shares of the Fund held in an insurance company's account. Certain insurance companies have entered into a servicing agreement with the Company to provide administrative and other contract-owner related services on behalf of the Fund.

E. Distribution Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Distributor of the Fund and provides the Fund's Class II shareholders with distribution services pursuant to a Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the Act. Under the Plan, the Fund is authorized to pay the Distributor a distribution fee, which is accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class II shares.

F. Dividend Disbursing and Transfer/Co-Transfer Agent: The Company's dividend disbursing and transfer agent is SS&C Global Investor & Distribution Solutions, Inc. ("SS&C GIDS"). Pursuant to a Transfer Agency Agreement, the Company pays SS&C GIDS a fee based on the number of classes, accounts and transactions relating to the Funds of the Company.

Eaton Vance Management ("EVM"), an affiliate of Morgan Stanley, provides co-transfer agency and related services to the Fund pursuant to a Co-Transfer Agency Services Agreement. For the year ended December 31, 2023, co-transfer agency fees and expenses incurred to EVM, included in "Transfer Agency Fees" in the Statement of Operations, amounted to less than $500.

G. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

H. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2023, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments were approximately $23,060,000 and $32,116,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2023.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds (the "Liquidity Fund"), an open-end management investment company managed by the Adviser, both directly and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Fund. For the year ended December 31, 2023, advisory fees paid were reduced by approximately $3,000 relating to the Fund's investment in the Liquidity Fund.

A summary of the Fund's transactions in shares of affiliated investments during the year ended December 31, 2023 is as follows:

Affiliated Investment Company	Value December 31, 2022 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$678	$19,877	$18,269	$88
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value December 31, 2023 (000)
Liquidity Funds	$—	$—	$2,286

17

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2023

Notes to Financial Statements (cont'd)

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2023, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

I. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2023 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2023 and 2022 was as follows:

2023 Distributions Paid From:		2022 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$1,775	$10,521	$3,242	$4,066

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

The Fund had no permanent differences causing reclassifications among the components of net assets for the year ended December 31, 2023.

At December 31, 2023, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$1,896	$—

At December 31, 2023, the Fund had available for federal income tax purposes unused short-term and long-term capital losses of approximately $847,000 and $3,542,000, respectively, that do not have an expiration date.

To the extent that capital loss carryforwards are used to offset any future capital gains realized, no capital gains tax liability will be incurred by the Fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

J. Credit Facility: The Company and other Morgan Stanley funds participated in a $300,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. Effective April 17, 2023, the committed line amount increased to $500,000,000. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate for any funds drawn will be based on the federal funds rate or overnight bank funding rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility, which is allocated among participating funds based on relative net assets. During the year ended

18

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2023

Notes to Financial Statements (cont'd)

December 31, 2023, the Fund did not have any borrowings under the Facility.

K. Other: At December 31, 2023, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 80.7%.

L. Market Risk: The value of an investment in the Fund is based on the values of the Fund's investments, which change due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. The risks associated with these developments may be magnified if certain social, political, economic and other conditions and events adversely interrupt the global economy and financial markets. Securities in the Fund's portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters and extreme weather events, health emergencies (such as epidemics and pandemics), terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, health emergencies, social and political (including geopolitical) discord and tensions or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. It is difficult to predict when events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects (which may last for extended periods). These events may negatively impact broad segments of businesses and populations and have a significant and rapid negative impact on the performance of the Fund's investments, and exacerbate pre-existing risks to the Fund. The occurrence, duration and extent of these or other types of adverse economic and market conditions and uncertainty over the long term cannot be reasonably projected or estimated at this time. The ultimate impact of public health emergencies or other adverse economic or market developments and the extent to which the associated conditions impact the Fund and its investments will also depend on other future developments, which are highly uncertain, difficult to accurately predict and subject to change at any time. The financial performance of the Fund's investments (and, in turn, the Fund's investment results) as well as their liquidity may be adversely affected because of these and similar types of factors and developments, which may in turn impact valuation, the Fund's ability to sell securities and/or its ability to meet redemptions.

19

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2023

Report of Independent Registered Public Accounting Firm

To the Shareholders of Global Infrastructure Portfolio
and the Board of Directors of
Morgan Stanley Variable Insurance Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Global Infrastructure Portfolio (the "Fund") (one of the funds constituting Morgan Stanley Variable Insurance Fund, Inc. (the "Company")), including the portfolio of investments, as of December 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Morgan Stanley Variable Insurance Fund, Inc.) at December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
February 22, 2024

20

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2023

Liquidity Risk Management Program (unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the "Liquidity Rule"), the Fund has adopted and implemented a liquidity risk management program (the "Program"), which is reasonably designed to assess and manage the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors' interests in the Fund (i.e., liquidity risk). The Fund's Board of Directors (the "Board") previously approved the designation of the Liquidity Risk Subcommittee (the "LRS") as Program administrator. The LRS is comprised of representatives from various divisions within Morgan Stanley Investment Management.

At a meeting held on March 1-2, 2023, the Board reviewed a written report prepared by the LRS that addressed the Program's operation and assessed its adequacy, and effectiveness of implementation for the period from January 1, 2022, through December 31, 2022, as required under the Liquidity Rule. The report concluded that the Program operated effectively and was adequately and effectively implemented in all material aspects, and that the relevant controls and safeguards were appropriately designed to enable the LRS to administer the Program in compliance with the Liquidity Rule.

In accordance with the Program, the LRS assessed each Fund's liquidity risk no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents and borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Fund portfolio investment is classified into one of four liquidity categories, which classification is assessed at least monthly by the LRS. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. Liquidity classification determinations take into account various market, trading and investment-specific considerations, as well as market depth, and in some cases utilize third-party vendor data.

The Liquidity Rule limits a fund's investments in illiquid investments to 15% of its net assets and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or "HLIM"). The LRS believes that the Program includes provisions reasonably designed to review, monitor and comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement, as applicable.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.

21

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2023

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended December 31, 2023.

The Fund designated and paid approximately $10,521,000 as a long-term capital gain distribution.

In January, the Fund provides tax information to shareholders for the preceding calendar year.

22

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2023

Important Notices (unaudited)

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semi-annual and annual reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley non-money market fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters as an attachment to Form N-PORT and monthly holding for each money market fun on Form N-MFP. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, but makes the complete schedule of portfolio holdings for the fund's first and third fiscal quarters available on its public website. The holdings for each money market fund are also posted to the Morgan Stanley public website. You may, however, obtain Form N-PORT filings (as well as the Form N-CSR, N-CSRS and N-MFP filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov).

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 869-6397 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is submitted for the general information of the shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Company's Statement of Additional Information contains additional information about the Fund, including its Directors. It is available, without charge, by calling 1 (800) 869-6397.

Householding Notice

To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents, including shareholder reports, prospectuses and proxy materials, to investors with the same last name who reside at the same address. Your participation in this program will continue for an unlimited period of time unless you instruct us otherwise. You can request multiple copies of these documents by calling 1 (800) 869-6397, 8:00 a.m. to 6:00 p.m., ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

Tailored Shareholder Reports

Effective January 24, 2023, the SEC adopted rule and form amendments to require open-end mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semi-annual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semi-annual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Morgan Stanley Funds.

23

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2023

Directors and Officers Information (unaudited)

Independent Directors:

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Frank L. Bowman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1944	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mèrite by the French Government; elected to the National Academy of Engineering (2009).

				87

Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a former member of the CNA Military Advisory Board; Chairman of the Board of Trustees of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; Director of other various nonprofit organizations; formerly, Director of BP, plc (November 2010-May 2019).

Frances L. Cashman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1961	Director	Since February 2022	Chief Executive Officer, Asset Management Portfolio, Delinian Ltd. (financial information) (May 2021-Present); Executive Vice President and various other roles, Legg Mason & Co. (asset management) (2010-2020); Managing Director, Stifel Nicolaus (2005-2010).	88

Formerly, Trustee and Investment Committee Member, GeorgiaTech Foundation (since June 2019); Trustee and Chair of Marketing Committee, and Member of Investment Committee, Loyola Blakefield (2017-2023); Trustee, MMI Gateway Foundation (2017-2023); Director and Investment Committee Member, Catholic Community Foundation Board (2012-2018); Director and Investment Committee Member, St. Ignatius Loyola Academy (2011-2017).

Kathleen A. Dennis c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1953	Director	Since August 2006	Chairperson of the Governance Committee (since January 2021), Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006); Senior Vice President, Chase Bank (1984-1993).	87	Board Member, University of Albany Foundation (2012-present); Board Member, Mutual Funds Directors Forum (2014-present); Director of various non-profit organizations.
Nancy C. Everett c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1955	Director	Since January 2015	Chairperson of the Equity Investment Committee (since January 2021); Director or Trustee of various Morgan Stanley Funds (since January 2015); Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013) and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	88

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

24

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2023

Directors and Officers Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Eddie A. Grier c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1955	Director	Since February 2022	Dean, Santa Clara University Leavey School of Business (since July 2021); Dean, Virginia Commonwealth University School of Business (2010-2021); President and various other roles, Walt Disney Company (entertainment and media) (1981-2010).	88

Director, Witt/Keiffer, Inc. (executive search) (since 2016); Director, NuStar GP, LLC (energy) (since August 2021); Director, Sonida Senior Living, Inc. (residential community operator) (2016-2021); Director, NVR, Inc. (homebuilding) (2013-2020); Director, Middleburg Trust Company (wealth management) (2014-2019); Director, Colonial Williamsburg Company (2012-2021); Regent, University of Massachusetts Global (since 2021); Director and Chair, ChildFund International (2012-2021); Trustee, Brandman University (2010-2021); Director, Richmond Forum (2012-2019).

Jakki L. Haussler c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1957	Director	Since January 2015	Chairperson of the Audit Committee (since January 2023) and Director or Trustee of various Morgan Stanley Funds (since January 2015); Chairman, Opus Capital Group (since 1996); formerly, Chief Executive Officer, Opus Capital Group (1996-2019); Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	88

Director, Vertiv Holdings Co. (VRT) (since August 2022); Director of Cincinnati Bell Inc. and Member, Audit Committee and Chairman, Governance and Nominating Committee (2008-2021); Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director, Barnes Group Inc. (since July 2021); Member of Chase College of Law Center for Law and Entrepreneurship Board of Advisors; Director of Best Transport (2005-2019); Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee.

Dr. Manuel H. Johnson c/o Johnson Smick International, Inc. 220 I Street, NE Suite 200 Washington, D.C. 20002 Birth Year: 1949	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Fixed Income, Liquidity and Alternatives Investment Committee (since January 2021), Chairperson of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	87	Director of NVR, Inc. (home construction).
Joseph J. Kearns c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1942	Director	Since August 1994 (Retired December 31, 2023)	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (2006-2022) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006); CFO of the J. Paul Getty Trust (1982-1999).	88	Director, Rubicon Investments (since February 2019); Prior to August 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.

25

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2023

Directors and Officers Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Michael F. Klein c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1958	Director	Since August 2006

Chairperson of the Risk Committee (since January 2021); Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				87	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia A. Maleski c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1960	Director	Since January 2017	Director or Trustee of various Morgan Stanley Funds (since January 2017); Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer — Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	88	Formerly, Trustee (January 2022 to March 2023), Treasurer (January 2023 to March 2023), and Finance Committee (January 2022 to March 2023).
W. Allen Reed c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1947	Chair of the Board and Director	Chair of the Board since August 2020 and Director since August 2006	Chair of the Boards of various Morgan Stanley Funds (since August 2020); Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Vice Chair of the Boards of various Morgan Stanley Funds (January 2020-August 2020); President and Chief Executive Officer of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	87	Formerly, Director of Legg Mason, Inc. (2006-2019); and Director of the Auburn University Foundation (2010-2015).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2023) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Directors at any time during the past five years.

26

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2023

Directors and Officers Information (unaudited) (cont'd)

Executive Officers:

Name, Address and Birth Year of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon 1585 Broadway New York, NY 10036 Birth Year: 1963	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser.

Deidre A. Downes 1633 Broadway New York, NY 10019 Birth Year: 1977	Chief Compliance Officer	Since November 2021

Executive Director of the Adviser (since January 2021) and Chief Compliance Officer of various Morgan Stanley Funds (since November 2021). Formerly, Vice President and Corporate Counsel at PGIM and Prudential Financial (October 2016-December 2020).

Francis J. Smith 750 Seventh Avenue New York, NY 10019 Birth Year: 1965	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin 1633 Broadway New York, NY 10019 Birth Year: 1967	Secretary	Since June 1999	Managing Director of the Adviser and various entities affiliated with the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key 1585 Broadway New York, NY 10036 Birth Year: 1979	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Managing Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

The Fund's statement of additional information includes further information about the Fund's Directors and Officers, and is available without charge by visiting www.morganstanley.com/im or upon request by calling 1 (800) 869-6397.

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves an indefinite term, until his or her successor is elected.

27

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2023

Adviser and Administrator

Morgan Stanley Investment Management Inc.
1585 Broadway
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
1585 Broadway
New York, New York 10036

Dividend Disbursing and Transfer Agent

SS&C Global Investor & Distribution Solutions, Inc.
P.O. Box 219804
Kansas City, Missouri 64121-9804

Co-Transfer Agent

Eaton Vance Management
Two International Place
Boston, Massachusetts 02110

Custodian

State Street Bank and Trust Company
One Congress Street
Boston, Massachusetts 02114

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
1155 Avenue of the Americas,
22nd Floor
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

UIFGINANN
6301669 EXP 02.28.25

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2023

Global Real Estate Portfolio

The Fund is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2023

Table of Contents (unaudited)

Expense Example	2
Investment Overview	3
Portfolio of Investments	6
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	10
Financial Highlights	11
Notes to Financial Statements	12
Report of Independent Registered Public Accounting Firm	19
Liquidity Risk Management Program	20
Federal Tax Notice	21
Important Notices	22
Directors and Officers Information	23

1

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2023

Expense Example (unaudited)

Global Real Estate Portfolio

As a shareholder of the Global Real Estate Portfolio (the "Fund"), you incur two types of costs: (1) insurance company charges; and (2) ongoing costs, which include advisory fees, administration fees, distribution (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2023 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any insurance company charges. Therefore, the table below is useful in comparing ongoing costs, but will not help you determine the relative total cost of owning different funds. In addition, if these insurance company charges were included, your costs would have been higher.

	Beginning Account Value 7/1/23	Actual Ending Account Value 12/31/23	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Global Real Estate Portfolio Class II	$1,000.00	$1,084.40	$1,019.00	$6.46	$6.26	1.23%

*  Expenses are calculated using the Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 184/365 (to reflect the most recent one-half year period).

  Refer to Note B in the Notes to Financial Statements for discussion of prior period transfer agency fees that were reimbursed in the current period.

**  Annualized.

2

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2023

Investment Overview (unaudited)

Global Real Estate Portfolio

The Fund seeks to provide current income and capital appreciation.

Performance

For the fiscal year ended December 31, 2023, the Fund's Class II shares had a total return based on net asset value and reinvestment of distributions per share of 10.47%, net of fees. The Fund's Class II shares outperformed the Fund's benchmark, the FTSE EPRA Nareit Developed Net Total Return Index (the "Index"), which returned 9.67%.

Factors Affecting Performance

•  Global real estate securities gained 9.67% during the 12-month period ending December 31, 2023, as measured by the Index. 2023 was a year marred by concerns of a recession that never came as economic data remained surprisingly resilient even while inflation hovered stubbornly above central banks' targets for much of the year. While real estate securities lagged equities for the full year, real estate displayed outsized strength in the fourth quarter of 2023. More specifically, the real estate market rallied in November and December 2023, propelled by strong indications that the Federal Reserve (Fed) and other big central banks are winning the battle against inflation, interest rate cuts in 2024 are likely, and a "soft landing" in their economies may be achievable.

•  North American property stocks rose 11.60% for the year as measured by the FTSE EPRA Nareit North America Net Total Return Index,(i) outperforming the broader real estate market.

o  After four 25-basis point(ii) interest rate hikes from the beginning of the year through July 2023, the Fed held interest rates steady the remainder of the year and signaled it may begin cutting interest rates as early as the first half of 2024 amid recent favorable inflation data and an increasing belief that the Fed may achieve a soft landing. Within the Index, seniors housing health care was a top-performing sector for the year, as it benefited from the long-term secular tailwind of an aging U.S. population and the necessity-based nature of seniors housing demand. The mall sector was also a key outperformer, bolstered by the lack of new supply of retail real estate and increased demand from retailers for prime storefronts, creating upward pressure on rents. The data center sector outperformed, as it benefited from favorable secular demand trends driven by data growth and digital transformation combined with limited new supply growth. The hotel sector was another outperformer, primarily a beneficiary of

"risk-on" markets and a more optimistic view on the economy in the fourth quarter of 2023. A key underperformer for the year was the life science health care sector, which faced supply headwinds coupled with lower demand for space. Retail net lease was another underperformer due to the higher interest rate environment and narrowing investment spreads. Apartments also underperformed, as third quarter 2023 earnings results were below expectations and a deceleration in rents in September and October 2023 that was worse than anticipated.

o  The Fund's sector overweight to seniors housing health care and data centers, the sector underweight to life science health care, and security selection in apartments were the top relative contributors for the year. Key relative performance detractors included the underweight to skilled nursing health care, security selection in the industrial and retail net lease sectors, and the weighting to apartments.

•  Within Asia, property stocks declined 1.15% for the year, as measured by the FTSE EPRA Nareit Developed Asia Net Total Return Index,(i) significantly underperforming the broader real estate market for the year.

o  The year was characterized by substantial volatility in bond and equity markets. Elevated global yields, high company leverage ratios and mainland China economic concerns were the focus for much of 2023. However, global yields reversed sharply in November and December 2023 as investors factored in rate cuts in 2024. Yield compression in the fourth quarter of 2023 was a material tailwind for Australian real estate investment trusts (REITs), helping drive relative outperformance over the Asian index for the full year. Japan REITs underperformed for most of 2023 due to higher global bond yields, and did not benefit as much as other Asian REIT markets toward the end of the year due to concerns stemming from tighter domestic monetary policy and the Bank of Japan potentially

(i)  The FTSE EPRA Nareit North America Net Total Return Index is a subset of the FTSE EPRA Nareit Developed Net Total Return Index and is a free float-adjusted market capitalization weighted index composed of listed real estate securities in the North American (U.S. and Canada) real estate market. The FTSE EPRA Nareit Developed Asia Net Total Return Index is a subset of the FTSE EPRA Nareit Developed Net Total Return Index and is a free float-adjusted market capitalization weighted index composed of listed real estate securities in the Asian real estate markets. The FTSE EPRA Nareit Developed Europe Net Total Return Index is a subset of the FTSE EPRA Nareit Developed Net Total Return Index and is a free float-adjusted market capitalization weighted index composed of listed real estate securities in the European real estate markets. The performance of the indexes is listed in U.S. dollars and assumes reinvestment of net dividends. The indexes are unmanaged, and their returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index. Data as of December 31, 2023.

(ii)  One basis point = 0.01%

3

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2023

Investment Overview (unaudited) (cont'd)

Global Real Estate Portfolio

exiting its negative interest rate policy. However, Japan developers were among the best-performing stocks in 2023 as they are perceived as inflation proxies. Despite the initial jump in economic activity in Hong Kong after the reopening of its borders at the beginning of 2023, the economic recovery in the second half of the year was softer than expected due to a sharp slowdown in the mainland Chinese economy and a mix of both cyclical and structural factors, including international monetary policy and geopolitical tensions. Even though Hong Kong authorities announced a slew of domestic fiscal stimulus policies, including the lowering of housing stamp duties and the re-launch of Hong Kong's investment immigration scheme, Hong Kong was a significant underperformer in 2023. Singapore REITs closed the year with outperformance relative to the Asian index, with strength in the final quarter of the year as global bond yields retreated. Singapore property developers had weakened after the government announced punitive stamp duty measures in April 2023, but share prices recovered modestly toward year-end.

o  The Fund's security selection in Japan and Australia were top relative contributors for the year. Key relative performance detractors included the country overweight to and security selection within Hong Kong, the weighting to Japan, and security selection in Singapore.

•  European property stocks gained 20.42% for the year, as measured by the FTSE EPRA Nareit Developed Europe Net Index,(i) substantially outperforming the broader real estate market.

o  European real estate performance during 2023 was dominated by volatility related to inflation and the interest rate outlook. The peak and subsequent sharp fall in inflation in the second half of the year ultimately drove increased optimism on how quickly central banks may cut interest rates. Financial leverage was a key factor in Europe's relative performance versus global real estate in the year. Relative to global listed real estate, European stocks' relatively high levels of financial leverage led to a weak first half of the year, with a much stronger second half as markets rallied and Europe outperformed. Within Europe, German residential stocks outperformed, unwinding some underperformance from 2022, as did Sweden, particularly in the second half of the year, both driven by more highly leveraged balance sheets. The office sector underperformed, particularly in the U.K., due to continuing structural and cyclical concerns.

o  The Fund's security selection in the U.K. and country underweight to Germany were the top relative contributors for the year. Key relative performance detractors included security selection in France and the country underweight to Sweden.

Management Strategies

•  The team uses internal proprietary research to invest in public real estate companies that we believe offer the best value relative to their underlying assets and growth prospects. The team combines a bottom-up approach, assessing the intrinsic value, equity multiples and growth prospects of each security, with a top-down view that incorporates fundamental inflection points, macroeconomic considerations, and geopolitical and country risk. By incorporating both an equity market valuation and a more traditional real estate valuation with a top-down overlay, we believe the Fund will be better prepared to identify securities with the best expected total returns.

•  Given the stabilization in interest rates across the globe and the increasing likelihood of interest rate cuts, we believe forecasted returns for the asset class have improved. Moreover, we believe relative strength in cash flows can be expected given the unique nature of listed real estate. Specifically, the contracted rental streams with inflation-linked escalations and the necessity-based nature of real estate — the listed real estate market evolves and grows with the broader needs of society and the economy and sits at the epicenter of how people live, work, shop and communicate — coupled with limited new real estate supply additions in the vast majority of sectors, should result in cash flow growth. Additionally, we believe the relative valuation of real estate securities is attractive, specifically when compared to direct property investment and the broader equities market, and is presenting an interesting pricing arbitrage opportunity for investors.

(i)  The FTSE EPRA Nareit North America Net Total Return Index is a subset of the FTSE EPRA Nareit Developed Net Total Return Index and is a free float-adjusted market capitalization weighted index composed of listed real estate securities in the North American (U.S. and Canada) real estate market. The FTSE EPRA Nareit Developed Asia Net Total Return Index is a subset of the FTSE EPRA Nareit Developed Net Total Return Index and is a free float-adjusted market capitalization weighted index composed of listed real estate securities in the Asian real estate markets. The FTSE EPRA Nareit Developed Europe Net Total Return Index is a subset of the FTSE EPRA Nareit Developed Net Total Return Index and is a free float-adjusted market capitalization weighted index composed of listed real estate securities in the European real estate markets. The performance of the indexes is listed in U.S. dollars and assumes reinvestment of net dividends. The indexes are unmanaged, and their returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index. Data as of December 31, 2023.

4

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2023

Investment Overview (unaudited) (cont'd)

Global Real Estate Portfolio

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested.

Performance Compared to the FTSE EPRA Nareit Developed Net Total Return Index(1)

	Period Ended December 31, 2023
	Total Returns(2)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(4)
Fund – Class II(3)	10.47%	0.30%	1.69%	2.47%
FTSE EPRA Nareit Developed Net Total Return Index	9.67	2.81	3.57	3.17

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please contact the issuing insurance company or speak with your financial advisor. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance shown does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower. Fund's total returns are calculated based on the net asset value as of the last business day of the period.

(1)  The FTSE EPRA Nareit Developed Net Total Return Index is a free float-adjusted market capitalization weighted index designed to reflect the stock performance of companies engaged in the North American, European and Asian real estate markets. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  Total returns for the Fund reflect fees waived and expenses reimbursed, if applicable, by the Adviser (as defined herein). Without such waivers and reimbursements, total returns would have been lower.

(3)  Commenced operations on April 28, 2006.

(4)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Fund, not the inception of the Index.

5

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2023

Portfolio of Investments

Global Real Estate Portfolio

	Shares	Value (000)
Common Stocks (98.7%)
Australia (3.7%)
Goodman Group REIT	24,026	$414
National Storage REIT	137,157	214
Region RE Ltd. REIT	192,798	297
Stockland REIT	122,655	372
		1,297
Belgium (1.7%)
Aedifica SA REIT	2,514	176
Montea NV REIT	2,388	227
Shurgard Self Storage Ltd. REIT	4,296	213
		616
Canada (2.5%)
Boardwalk REIT	6,401	345
Chartwell Retirement Residences (Units) (a)	25,613	226
InterRent REIT	32,235	322
		893
France (2.3%)
Carmila SA REIT (b)	12,315	212
Gecina SA REIT	1,147	140
Klepierre SA REIT	6,148	168
Unibail-Rodamco-Westfield REIT (b)	3,839	284
		804
Germany (2.6%)
LEG Immobilien SE (b)	4,093	358
Vonovia SE	17,943	564
		922
Hong Kong (2.9%)
Link REIT	88,527	497
Sun Hung Kai Properties Ltd.	34,393	372
Wharf Real Estate Investment Co. Ltd.	50,420	171
		1,040
Japan (10.7%)
Comforia Residential, Inc. REIT	63	141
Heiwa Real Estate, Inc. REIT	165	157
Hulic Co. Ltd. (c)	28,200	295
Invincible Investment Corp. REIT	1,004	434
Japan Hotel REIT Investment Corp.	479	235
Japan Metropolitan Fund Invest REIT	199	144
Japan Real Estate Investment Corp. REIT	67	277
Mitsubishi Estate Co. Ltd.	8,500	116
Mitsui Fudosan Co. Ltd.	33,700	824
Mitsui Fudosan Logistics Park, Inc. REIT	46	149
Nippon Building Fund, Inc. REIT (c)	49	212
Nippon Prologis, Inc. REIT	107	206
Sumitomo Realty & Development Co. Ltd.	20,400	605
		3,795
	Shares	Value (000)
Netherlands (0.5%)
CTP NV	10,430	$176
Singapore (1.3%)
CapitaLand Integrated Commercial Trust REIT	153,600	239
Frasers Centrepoint Trust REIT	137,200	235
		474
Spain (0.8%)
Merlin Properties Socimi SA REIT	26,677	296
Sweden (1.6%)
Castellum AB (b)	23,887	339
Pandox AB	16,038	240
		579
Switzerland (0.4%)
PSP Swiss Property AG (Registered)	1,039	145
United Kingdom (4.2%)
Impact Healthcare PLC REIT	108,545	125
LondonMetric Property PLC REIT	72,374	176
Segro PLC REIT	49,466	558
Sirius Real Estate Ltd. REIT	91,019	109
UNITE Group PLC REIT	28,067	373
Workspace Group PLC REIT	19,828	143
		1,484
United States (63.5%)
Agree Realty Corp. REIT	7,261	457
Alexandria Real Estate Equities, Inc. REIT	4,930	625
American Homes 4 Rent, Class A REIT	26,493	953
American Tower Corp. REIT	1,589	343
Americold Realty Trust, Inc. REIT	13,989	423
AvalonBay Communities, Inc. REIT	5,266	986
CareTrust REIT, Inc.	15,831	354
Digital Realty Trust, Inc. REIT	7,997	1,076
EastGroup Properties, Inc. REIT	1,882	345
Equinix, Inc. REIT	2,396	1,930
Essex Property Trust, Inc. REIT	3,372	836
Extra Space Storage, Inc. REIT	7,477	1,199
Federal Realty Investment Trust REIT	4,238	437
Hilton Worldwide Holdings, Inc.	1,190	217
Host Hotels & Resorts, Inc. REIT	22,473	438
Iron Mountain, Inc. REIT	2,085	146
Kilroy Realty Corp. REIT	12,549	500
Kimco Realty Corp. REIT	29,555	630
Kite Realty Group Trust REIT	14,917	341
Mid-America Apartment Communities, Inc. REIT	3,833	515
Prologis, Inc. REIT	16,872	2,249
Public Storage REIT	3,976	1,213
Realty Income Corp. REIT	17,893	1,027
Rexford Industrial Realty, Inc. REIT	9,410	528
Simon Property Group, Inc. REIT	7,727	1,102

The accompanying notes are an integral part of the financial statements.
6

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2023

Portfolio of Investments (cont'd)

Global Real Estate Portfolio

	Shares	Value (000)
United States (cont'd)
Sun Communities, Inc. REIT	3,844	$514
Urban Edge Properties REIT	12,433	228
Ventas, Inc. REIT	6,062	302
VICI Properties, Inc. REIT	27,079	863
Welltower, Inc. REIT	19,465	1,755
		22,532
Total Common Stocks (Cost $31,303)		35,053
Short-Term Investment (1.1%)
Investment Company (1.1%)
Morgan Stanley Institutional Liquidity Funds — Treasury Portfolio — Institutional Class (See Note H) (Cost $389)	388,885	389
Total Investments (99.8%) (Cost $31,692) Including $497 of Securities Loaned (d)(e)		35,442
Other Assets in Excess of Liabilities (0.2%)		69
Net Assets (100.0%)		$35,511

Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Fund's prospectus and/or statement of additional information relating to geographic classifications.

(a)  Consists of one or more classes of securities traded together as a unit; stocks with attached warrants.

(b)  Non-income producing security.

(c)  All or a portion of this security was on loan at December 31, 2023.

(d)  The approximate fair value and percentage of net assets, $11,628,000 and 32.7%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to Financial Statements.

(e)  At December 31, 2023, the aggregate cost for federal income tax purposes is approximately $32,314,000. The aggregate gross unrealized appreciation is approximately $4,797,000 and the aggregate gross unrealized depreciation is approximately $1,668,000, resulting in net unrealized appreciation of approximately $3,129,000.

REIT  Real Estate Investment Trust.

Portfolio Composition

Classification	Percentage of Total Investments
Residential	16.7%
Retail	15.3
Industrial	14.9
Diversified	11.9
Other*	11.1
Data Centers	8.5
Health Care	8.3
Self Storage	8.0
Office	5.3
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2023

Global Real Estate Portfolio

Statement of Assets and Liabilities	December 31, 2023 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value(1) (Cost $31,303)	$35,053
Investment in Security of Affiliated Issuer, at Value (Cost $389)	389
Total Investments in Securities, at Value (Cost $31,692)	35,442
Foreign Currency, at Value (Cost $20)	20
Dividends Receivable	154
Tax Reclaim Receivable	23
Receivable from Affiliate	1
Receivable from Securities Lending Income	—	@
Other Assets	9
Total Assets	35,649
Liabilities:
Payable for Fund Shares Redeemed	42
Deferred Capital Gain Country Tax	30
Payable for Professional Fees	15
Payable for Advisory Fees	11
Payable for Servicing Fees	10
Payable for Custodian Fees	7
Payable for Distribution Fees — Class II Shares	7
Payable for Administration Fees	2
Payable for Transfer Agency Fees	—	@
Other Liabilities	14
Total Liabilities	138
NET ASSETS	$35,511
Net Assets Consist of:
Paid-in-Capital	$39,020
Total Accumulated Loss	(3,509)
Net Assets	$35,511
CLASS II:
Net Asset Value, Offering and Redemption Price Per Share Applicable to 4,711,621 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$7.54
(1) Including:
Securities on Loan, at Value:	$497

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2023

Global Real Estate Portfolio

Statement of Operations	Year Ended December 31, 2023 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $48 of Foreign Taxes Withheld)	$1,231
Dividends from Security of Affiliated Issuer (Note H)	12
Income from Securities Loaned — Net	2
Total Investment Income	1,245
Expenses:
Advisory Fees (Note B)	281
Professional Fees	148
Distribution Fees — Class II Shares (Note E)	89
Servicing Fees (Note D)	60
Administration Fees (Note C)	28
Custodian Fees (Note G)	21
Shareholder Reporting Fees	12
Directors' Fees and Expenses	6
Transfer Agency Fees (Note F)	6
Pricing Fees	5
Other Expenses	13
Total Expenses	669
Waiver of Advisory Fees (Note B)	(228)
Reimbursement of Transfer Agency Fees (Note B)	(2)
Rebate from Morgan Stanley Affiliate (Note H)	(— @)
Net Expenses	439
Net Investment Income	806
Realized Loss:
Investments Sold	(3,196)
Foreign Currency Translation	(6)
Net Realized Loss	(3,202)
Change in Unrealized Appreciation (Depreciation):
Investments	5,824
Foreign Currency Translation	1
Net Change in Unrealized Appreciation (Depreciation)	5,825
Net Realized Loss and Change in Unrealized Appreciation (Depreciation)	2,623
Net Increase in Net Assets Resulting from Operations	$3,429

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2023

Global Real Estate Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2023 (000)	Year Ended December 31, 2022 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$806	$737
Net Realized Loss	(3,202)	(3,518)
Net Change in Unrealized Appreciation (Depreciation)	5,825	(11,373)
Net Increase (Decrease) in Net Assets Resulting from Operations	3,429	(14,154)
Dividends and Distributions to Shareholders:
Class II	(689)	(3,736)
Capital Share Transactions:(1)
Class II:
Subscribed	2,137	3,822
Distributions Reinvested	689	3,736
Redeemed	(7,294)	(10,706)
Net Decrease in Net Assets Resulting from Capital Share Transactions	(4,468)	(3,148)
Total Decrease in Net Assets	(1,728)	(21,038)
Net Assets:
Beginning of Period	37,239	58,277
End of Period	$35,511	$37,239
(1) Capital Share Transactions:
Class II:
Shares Subscribed	305	486
Shares Issued on Distributions Reinvested	99	503
Shares Redeemed	(1,040)	(1,264)
Net Decrease in Class II Shares Outstanding	(636)	(275)

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2023

Financial Highlights

Global Real Estate Portfolio

	Class II
	Year Ended December 31,
Selected Per Share Data and Ratios	2023		2022		2021		2020		2019
Net Asset Value, Beginning of Period	$6.96		$10.36		$8.56		$10.80		$9.87
Income (Loss) from Investment Operations:
Net Investment Income(1)	0.16		0.14		0.18		0.16		0.18
Net Realized and Unrealized Gain (Loss)	0.56		(2.81)		1.85		(1.86)		1.58
Total from Investment Operations	0.72		(2.67)		2.03		(1.70)		1.76
Distributions from and/or in Excess of:
Net Investment Income	(0.14)		(0.39)		(0.23)		(0.37)		(0.29)
Net Realized Gain	—		(0.34)		—		(0.17)		(0.54)
Total Distributions	(0.14)		(0.73)		(0.23)		(0.54)		(0.83)
Net Asset Value, End of Period	$7.54		$6.96		$10.36		$8.56		$10.80
Total Return(2)	10.47	%(3)	(26.20)%		23.83%		(14.85)%		18.06%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$35,511		$37,239		$58,277		$53,254		$70,426
Ratio of Expenses Before Expense Limitation	1.88%		1.80%		1.81%		1.81%		1.64%
Ratio of Expenses After Expense Limitation	1.23	%(4)(5)(6)	1.25	%(5)	1.25	%(5)	1.25	%(5)	1.25	%(5)
Ratio of Net Investment Income	2.27	%(5)(6)	1.65	%(5)	1.89	%(5)	1.89	%(5)	1.67	%(5)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(7)	0.00	%(7)	0.00	%(7)	0.00	%(7)	0.00	%(7)
Portfolio Turnover Rate	73%		88%		123%		53%		24%

(1)  Per share amount is based on average shares outstanding.

(2)  Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

(3)  Refer to Note B in the Notes to Financial Statements for discussion of prior period transfer agency fees that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and the impact was less than 0.005% to the total return of Class II shares.

(4)  Effective December 11, 2023, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.10% for Class II shares. Prior to December 11, 2023, the maximum ratio was 1.25% for Class II shares.

(5)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(6)  If the Fund had not received the reimbursement of transfer agency fees from the Adviser, the Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income, would have been as follows for Class II shares:

Period Ended	Expense Ratio	Net Investment Income Ratio
December 31, 2023	1.24%	2.26%

(7)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2023

Notes to Financial Statements

Morgan Stanley Variable Insurance Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of eight separate active, diversified and non-diversified funds (individually referred to as a "Fund," collectively as the "Funds").

The Company applies investment company accounting and reporting guidance Accounting Standards Codification ("ASC") Topic 946. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the Fund's Statement of Assets and Liabilities through the date that the financial statements were issued.

The accompanying financial statements relates to the Global Real Estate Portfolio. The Fund seeks to provide current income and capital appreciation. The Fund currently offers Class II shares only, although Class I shares may be offered in the future.

The Company is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. If only bid prices are available then the latest bid price may be used. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers/dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers/dealers; (3) fixed income securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. If Morgan Stanley Investment Management Inc. (the "Adviser") or Morgan Stanley Investment Management Limited ("MSIM Limited") and Morgan Stanley Investment Management Company ("MSIM Company") (together, the "Sub-Advisers"), each a wholly-owned subsidiary of Morgan Stanley, determines that the price provided by the outside pricing service/vendor does not reflect the security's fair value or is unable to provide a price, prices from reputable brokers/dealers may also be utilized. In these circumstances, the value of the security will be the mean of bid and asked prices obtained from reputable brokers/dealers; (4) when market quotations are not readily available, as defined by Rule 2a-5 under the Act, including circumstances under which the Adviser or the Sub-Advisers determine that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures approved by and under the general supervision of the Directors. Each business day, the Fund uses a third-party pricing service approved by the Directors to assist with the valuation of foreign equity securities. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities to more accurately reflect their fair value as of the close of regular trading on the NYSE; (5) foreign exchange transactions ("spot contracts") and foreign exchange forward contracts ("forward contracts") are valued daily using an independent pricing vendor at the spot and forward rates, respectively, as of the close of the NYSE; and (6) investments in mutual

12

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2023

Notes to Financial Statements (cont'd)

funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

In connection with Rule 2a-5 of the Act, the Directors have designated the Company's Adviser as its valuation designee. The valuation designee has responsibility for determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser, as valuation designee, has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

The Fund invests a significant portion of its assets in securities of REITs. The market's perception of prospective declines in private real estate values and other financial assets may result in increased volatility of market prices that can negatively impact the valuation of certain issuers held by the Fund.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") ASC 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the price that would be received to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs); and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2023:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Data Centers	$3,006	$—	$—	$3,006
Diversified	—	4,233	—	4,233
Health Care	2,637	301	—	2,938
Industrial	3,545	1,730	—	5,275
Industrial/Office Mixed	—	624	—	624
Lodging/Resorts	655	909	—	1,564
Office	1,125	772	—	1,897
Residential	4,471	1,436	—	5,907
Retail	4,222	1,196	—	5,418
Self Storage	2,412	427	—	2,839
Specialty	1,009	—	—	1,009
Telecommunications REITs	343	—	—	343
Total Common Stocks	23,425	11,628	—	35,053
Short-Term Investment
Investment Company	389	—	—	389
Total Assets	$23,814	$11,628	$—	$35,442

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

13

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2023

Notes to Financial Statements (cont'd)

3.  Repurchase Agreements: The Fund may enter into repurchase agreements under which the Fund lends cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest as earned. If such a decrease occurs, additional collateral will be requested and, when received, will be added to the account to maintain full collateralization. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral proceeds may be subject to cost and delays. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

4.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

—  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

—  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. The change in unrealized currency gains (losses) on foreign currency transactions for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in U.S. companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

5.  Securities Lending: The Fund lends securities to qualified financial institutions, such as broker/dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Fund. The Fund would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily by State Street Bank and Trust Company ("State Street"), the securities lending agent, to

14

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2023

Notes to Financial Statements (cont'd)

ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned — Net" in the Fund's Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The Fund has the right under the securities lending agreement to recover the securities from the borrower on demand.

The following table presents financial instruments that are subject to enforceable netting arrangements as of December 31, 2023:

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Gross Asset Amount Presented in the Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received (000)		Net Amount (not less than $0) (000)
$497	(a)	$—	$(497	)(b)(c)	$0

(a)  Represents market value of loaned securities at year end.

(b)  The Fund received non-cash collateral of approximately $520,000 in the form of U.S. Government obligations, which the Fund cannot sell or repledge, and accordingly are not reflected in the Portfolio of Investments.

(c)  The actual collateral received is greater than the amount shown here due to overcollateralization.

6.  Indemnifications: The Company enters into contracts that contain a variety of indemnification clauses. The Company's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

7.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded as non-cash dividend income at fair value. Interest income is recognized on the accrual basis (except where collection is in doubt) net of applicable withholding taxes. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

The Fund owns shares of REITs which report information on the source of their distributions annually in the following calendar year. A portion of distributions received from REITs during the year is estimated to be a return of capital and is recorded as a reduction of their cost.

Settlement and registration of foreign securities transactions may be subject to significant risks not normally associated with investments in the United States. In certain markets, ownership of shares is defined according to entries in the issuer's share register. It is possible that a Fund holding these securities could lose its share registration through fraud, negligence or even mere oversight. In addition, shares being delivered for sales and cash being paid for purchases may be delivered before the exchange is complete. This may subject the Fund to further risk of loss in the event of a failure to complete the transaction by the counterparty.

8.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

B. Advisory/Sub-Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at an annual rate of 0.80% of the daily net assets of the Fund.

Effective December 11, 2023, the Adviser provides the Fund with advisory services under the terms of an Investment

15

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2023

Notes to Financial Statements (cont'd)

Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $2 billion	Over $2 billion
0.65%	0.60%

For the year ended December 31, 2023, the advisory fee rate (net of waiver/rebate) was equivalent to an annual effective rate of 0.15% of the Fund's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual Fund operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.25% for Class II shares. Effective December 11, 2023, the Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual Fund operating expenses will not exceed 1.10% for Class II shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2023, approximately $228,000 of advisory fees were waived pursuant to this arrangement.

The Adviser has entered into Sub-Advisory Agreements with the Sub-Advisers, each a wholly-owned subsidiary of Morgan Stanley. The Sub-Advisers provide the Fund with advisory services subject to the overall supervision of the Adviser and the Company's Officers and Directors. The Adviser pays the Sub-Advisers on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund.

The Adviser agreed to reimburse the Fund for prior years overpayment of transfer agency fees. This was reflected as "Reimbursement of Transfer Agency Fees" in the Statement of Operations.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Servicing Fees: The Company accrues daily and pays quarterly a servicing fee of up to 0.17% of the average daily value of shares of the Fund held in an insurance company's account. Certain insurance companies have entered into a servicing agreement with the Company to provide administrative and other contract-owner related services on behalf of the Fund.

E. Distribution Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Distributor of the Fund and provides the Fund's Class II shareholders with distribution services pursuant to a Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the Act. Under the Plan, the Fund is authorized to pay the Distributor a distribution fee, which is accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class II shares.

F. Dividend Disbursing and Transfer/Co-Transfer Agent: The Company's dividend disbursing and transfer agent is SS&C Global Investor & Distribution Solutions, Inc. ("SS&C GIDS"). Pursuant to a Transfer Agency Agreement, the Company pays SS&C GIDS a fee based on the number of classes, accounts and transactions relating to the Funds of the Company.

Eaton Vance Management ("EVM"), an affiliate of Morgan Stanley, provides co-transfer agency and related services to the Fund pursuant to a Co-Transfer Agency Services Agreement. For the year ended December 31, 2023, co-transfer agency fees and expenses incurred to EVM, included in "Transfer Agency Fees" in the Statement of Operations, amounted to less than $500.

G. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

H. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2023, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments were approximately $25,919,000 and $30,444,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2023.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds (the "Liquidity Fund"), an open-end management investment company managed by the Adviser, both directly and as a portion of the securities

16

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2023

Notes to Financial Statements (cont'd)

held as collateral on loaned securities. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Fund. For the year ended December 31, 2023, advisory fees paid were reduced by less than $500 relating to the Fund's investment in the Liquidity Fund.

A summary of the Fund's transactions in shares of affiliated investments during the year ended December 31, 2023 is as follows:

Affiliated Investment Company	Value December 31, 2022 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Fund	$558	$7,555	$7,724	$12
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value December 31, 2023 (000)
Liquidity Fund	$—	$—	$389

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2023, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

I. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2023 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2023 and 2022 was as follows:

2023 Distributions Paid From:		2022 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$689	$—	$3,531	$205

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

The Fund had no permanent differences causing reclassifications among the components of net assets for the year ended December 31, 2023.

17

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2023

Notes to Financial Statements (cont'd)

At December 31, 2023, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$669	$—

At December 31, 2023, the Fund had available for federal income tax purposes unused short-term and long-term capital losses of approximately $4,564,000 and $2,738,000, respectively, that do not have an expiration date.

To the extent that capital loss carryforwards are used to offset any future capital gains realized, no capital gains tax liability will be incurred by the Fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

J. Credit Facility: The Company and other Morgan Stanley funds participated in a $300,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. Effective April 17, 2023, the committed line amount increased to $500,000,000. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate for any funds drawn will be based on the federal funds rate or overnight bank funding rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility, which is allocated among participating funds based on relative net assets. During the year ended December 31, 2023, the Fund did not have any borrowings under the Facility.

K. Other: At December 31, 2023, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 96.5%.

L. Market Risk: The value of an investment in the Fund is based on the values of the Fund's investments, which change due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. The risks associated with these developments may be magnified if certain social, political, economic and other conditions and events adversely interrupt the global economy and financial markets. Securities in the Fund's portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters and extreme weather events, health emergencies (such as epidemics and pandemics), terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, health emergencies, social and political (including geopolitical) discord and tensions or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. It is difficult to predict when events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects (which may last for extended periods). These events may negatively impact broad segments of businesses and populations and have a significant and rapid negative impact on the performance of the Fund's investments, and exacerbate pre-existing risks to the Fund. The occurrence, duration and extent of these or other types of adverse economic and market conditions and uncertainty over the long term cannot be reasonably projected or estimated at this time. The ultimate impact of public health emergencies or other adverse economic or market developments and the extent to which the associated conditions impact the Fund and its investments will also depend on other future developments, which are highly uncertain, difficult to accurately predict and subject to change at any time. The financial performance of the Fund's investments (and, in turn, the Fund's investment results) as well as their liquidity may be adversely affected because of these and similar types of factors and developments, which may in turn impact valuation, the Fund's ability to sell securities and/or its ability to meet redemptions.

18

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2023

Report of Independent Registered Public Accounting Firm

To the Shareholders of Global Real Estate Portfolio
and the Board of Directors of
Morgan Stanley Variable Insurance Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Global Real Estate Portfolio (the "Fund") (one of the funds constituting Morgan Stanley Variable Insurance Fund, Inc. (the "Company")), including the portfolio of investments, as of December 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Morgan Stanley Variable Insurance Fund, Inc.) at December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
February 22, 2024

19

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2023

Liquidity Risk Management Program (unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the "Liquidity Rule"), the Fund has adopted and implemented a liquidity risk management program (the "Program"), which is reasonably designed to assess and manage the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors' interests in the Fund (i.e., liquidity risk). The Fund's Board of Directors (the "Board") previously approved the designation of the Liquidity Risk Subcommittee (the "LRS") as Program administrator. The LRS is comprised of representatives from various divisions within Morgan Stanley Investment Management.

At a meeting held on March 1-2, 2023, the Board reviewed a written report prepared by the LRS that addressed the Program's operation and assessed its adequacy, and effectiveness of implementation for the period from January 1, 2022, through December 31, 2022, as required under the Liquidity Rule. The report concluded that the Program operated effectively and was adequately and effectively implemented in all material aspects, and that the relevant controls and safeguards were appropriately designed to enable the LRS to administer the Program in compliance with the Liquidity Rule.

In accordance with the Program, the LRS assessed each Fund's liquidity risk no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents and borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Fund portfolio investment is classified into one of four liquidity categories, which classification is assessed at least monthly by the LRS. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. Liquidity classification determinations take into account various market, trading and investment-specific considerations, as well as market depth, and in some cases utilize third-party vendor data.

The Liquidity Rule limits a fund's investments in illiquid investments to 15% of its net assets and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or "HLIM"). The LRS believes that the Program includes provisions reasonably designed to review, monitor and comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement, as applicable.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.

20

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2023

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended December 31, 2023.

The Fund designated approximately $425,000 of its distributions paid as qualified business income.

For federal income tax purposes, the following information is furnished with respect to the Fund's earnings for its taxable year ended December 31, 2023. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designated up to a maximum of approximately $249,000 as taxable at this lower rate.

In January, the Fund provides tax information to shareholders for the preceding calendar year.

21

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2023

Important Notices (unaudited)

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semi-annual and annual reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley non-money market fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters as an attachment to Form N-PORT and monthly holding for each money market fun on Form N-MFP. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, but makes the complete schedule of portfolio holdings for the fund's first and third fiscal quarters available on its public website. The holdings for each money market fund are also posted to the Morgan Stanley public website. You may, however, obtain Form N-PORT filings (as well as the Form N-CSR, N-CSRS and N-MFP filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov).

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 869-6397 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is submitted for the general information of the shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Company's Statement of Additional Information contains additional information about the Fund, including its Directors. It is available, without charge, by calling 1 (800) 869-6397.

Householding Notice

To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents, including shareholder reports, prospectuses and proxy materials, to investors with the same last name who reside at the same address. Your participation in this program will continue for an unlimited period of time unless you instruct us otherwise. You can request multiple copies of these documents by calling 1 (800) 869-6397, 8:00 a.m. to 6:00 p.m., ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

Tailored Shareholder Reports

Effective January 24, 2023, the SEC adopted rule and form amendments to require open-end mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semi-annual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semi-annual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Morgan Stanley Funds.

22

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2023

Directors and Officers Information (unaudited)

Independent Directors:

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Frank L. Bowman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1944	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mèrite by the French Government; elected to the National Academy of Engineering (2009).

				87

Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a former member of the CNA Military Advisory Board; Chairman of the Board of Trustees of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; Director of other various nonprofit organizations; formerly, Director of BP, plc (November 2010-May 2019).

Frances L. Cashman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1961	Director	Since February 2022	Chief Executive Officer, Asset Management Portfolio, Delinian Ltd. (financial information) (May 2021-Present); Executive Vice President and various other roles, Legg Mason & Co. (asset management) (2010-2020); Managing Director, Stifel Nicolaus (2005-2010).	88

Formerly, Trustee and Investment Committee Member, GeorgiaTech Foundation (since June 2019); Trustee and Chair of Marketing Committee, and Member of Investment Committee, Loyola Blakefield (2017-2023); Trustee, MMI Gateway Foundation (2017-2023); Director and Investment Committee Member, Catholic Community Foundation Board (2012-2018); Director and Investment Committee Member, St. Ignatius Loyola Academy (2011-2017).

Kathleen A. Dennis c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1953	Director	Since August 2006	Chairperson of the Governance Committee (since January 2021), Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006); Senior Vice President, Chase Bank (1984-1993).	87	Board Member, University of Albany Foundation (2012-present); Board Member, Mutual Funds Directors Forum (2014-present); Director of various non-profit organizations.
Nancy C. Everett c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1955	Director	Since January 2015	Chairperson of the Equity Investment Committee (since January 2021); Director or Trustee of various Morgan Stanley Funds (since January 2015); Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013) and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	88

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

23

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2023

Directors and Officers Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Eddie A. Grier c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1955	Director	Since February 2022	Dean, Santa Clara University Leavey School of Business (since July 2021); Dean, Virginia Commonwealth University School of Business (2010-2021); President and various other roles, Walt Disney Company (entertainment and media) (1981-2010).	88

Director, Witt/Keiffer, Inc. (executive search) (since 2016); Director, NuStar GP, LLC (energy) (since August 2021); Director, Sonida Senior Living, Inc. (residential community operator) (2016-2021); Director, NVR, Inc. (homebuilding) (2013-2020); Director, Middleburg Trust Company (wealth management) (2014-2019); Director, Colonial Williamsburg Company (2012-2021); Regent, University of Massachusetts Global (since 2021); Director and Chair, ChildFund International (2012-2021); Trustee, Brandman University (2010-2021); Director, Richmond Forum (2012-2019).

Jakki L. Haussler c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1957	Director	Since January 2015	Chairperson of the Audit Committee (since January 2023) and Director or Trustee of various Morgan Stanley Funds (since January 2015); Chairman, Opus Capital Group (since 1996); formerly, Chief Executive Officer, Opus Capital Group (1996-2019); Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	88

Director, Vertiv Holdings Co. (VRT) (since August 2022); Director of Cincinnati Bell Inc. and Member, Audit Committee and Chairman, Governance and Nominating Committee (2008-2021); Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director, Barnes Group Inc. (since July 2021); Member of Chase College of Law Center for Law and Entrepreneurship Board of Advisors; Director of Best Transport (2005-2019); Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee.

Dr. Manuel H. Johnson c/o Johnson Smick International, Inc. 220 I Street, NE Suite 200 Washington, D.C. 20002 Birth Year: 1949	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Fixed Income, Liquidity and Alternatives Investment Committee (since January 2021), Chairperson of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	87	Director of NVR, Inc. (home construction).
Joseph J. Kearns c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1942	Director	Since August 1994 (Retired December 31, 2023)	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (2006-2022) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006); CFO of the J. Paul Getty Trust (1982-1999).	88	Director, Rubicon Investments (since February 2019); Prior to August 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.

24

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2023

Directors and Officers Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Michael F. Klein c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1958	Director	Since August 2006

Chairperson of the Risk Committee (since January 2021); Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				87	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia A. Maleski c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1960	Director	Since January 2017	Director or Trustee of various Morgan Stanley Funds (since January 2017); Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer — Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	88	Formerly, Trustee (January 2022 to March 2023), Treasurer (January 2023 to March 2023), and Finance Committee (January 2022 to March 2023).
W. Allen Reed c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1947	Chair of the Board and Director	Chair of the Board since August 2020 and Director since August 2006	Chair of the Boards of various Morgan Stanley Funds (since August 2020); Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Vice Chair of the Boards of various Morgan Stanley Funds (January 2020-August 2020); President and Chief Executive Officer of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	87	Formerly, Director of Legg Mason, Inc. (2006-2019); and Director of the Auburn University Foundation (2010-2015).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2023) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Directors at any time during the past five years.

25

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2023

Directors and Officers Information (unaudited) (cont'd)

Executive Officers:

Name, Address and Birth Year of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon 1585 Broadway New York, NY 10036 Birth Year: 1963	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser.

Deidre A. Downes 1633 Broadway New York, NY 10019 Birth Year: 1977	Chief Compliance Officer	Since November 2021

Executive Director of the Adviser (since January 2021) and Chief Compliance Officer of various Morgan Stanley Funds (since November 2021). Formerly, Vice President and Corporate Counsel at PGIM and Prudential Financial (October 2016-December 2020).

Francis J. Smith 750 Seventh Avenue New York, NY 10019 Birth Year: 1965	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin 1633 Broadway New York, NY 10019 Birth Year: 1967	Secretary	Since June 1999	Managing Director of the Adviser and various entities affiliated with the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key 1585 Broadway New York, NY 10036 Birth Year: 1979	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Managing Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

The Fund's statement of additional information includes further information about the Fund's Directors and Officers, and is available without charge by visiting www.morganstanley.com/im or upon request by calling 1 (800) 869-6397.

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves an indefinite term, until his or her successor is elected.

26

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2023

Adviser and Administrator

Morgan Stanley Investment Management Inc.
1585 Broadway
New York, New York 10036

Sub-Advisers

Morgan Stanley Investment Management Limited
25 Cabot Square, Canary Wharf
London, E14 4QA, England

Morgan Stanley Investment Management Company
23 Church Street
16-01 Capital Square, Singapore 049481

Distributor

Morgan Stanley Distribution, Inc.
1585 Broadway
New York, New York 10036

Dividend Disbursing and Transfer Agent

SS&C Global Investor & Distribution Solutions, Inc.
P.O. Box 219804
Kansas City, Missouri 64121-9804

Co-Transfer Agent

Eaton Vance Management
Two International Place
Boston, Massachusetts 02110

Custodian

State Street Bank and Trust Company
One Congress Street
Boston, Massachusetts 02114

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
1155 Avenue of the Americas,
22nd Floor
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

UIFGREANN

6301704 EXP 02.28.25

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2023

Global Strategist Portfolio

The Fund is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2023

Table of Contents (unaudited)

Consolidated Expense Example	2
Investment Overview	3
Consolidated Portfolio of Investments	9
Consolidated Statement of Assets and Liabilities	38
Consolidated Statement of Operations	39
Consolidated Statements of Changes in Net Assets	40
Consolidated Financial Highlights	41
Notes to Consolidated Financial Statements	43
Report of Independent Registered Public Accounting Firm	56
Liquidity Risk Management Program	57
Important Notices	58
Directors and Officers Information	59

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2023

Consolidated Expense Example (unaudited)

Global Strategist Portfolio

As a shareholder of the Global Strategist Portfolio (the "Fund"), you incur two types of costs: (1) insurance company charges; and (2) ongoing costs, which may include advisory fees, administration fees, distribution (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2023 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any insurance company charges. Therefore, the table below is useful in comparing ongoing costs, but will not help you determine the relative total cost of owning different funds. In addition, if these insurance company charges were included, your costs would have been higher.

	Beginning Account Value 7/1/23	Actual Ending Account Value 12/31/23	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Global Strategist Portfolio Class I	$1,000.00	$1,061.50	$1,020.92	$4.42	$4.33	0.85%
Global Strategist Portfolio Class II	1,000.00	1,061.00	1,020.42	4.94	4.84	0.95

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 184/365 (to reflect the most recent one-half year period).

Refer to Note B in the Notes to Consolidated Financial Statements for discussion of prior period transfer agency fees that were reimbursed in the current period.

**  Annualized.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2023

Investment Overview (unaudited)

Global Strategist Portfolio

The Fund seeks total return.

Performance

For the fiscal year ended December 31, 2023, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of 14.07%, net of fees, and 13.94%, net of fees, for Class II shares. The Fund's Class I and Class II shares underperformed the Fund's benchmark, the MSCI All Country World Index (the "Index" or "MSCI ACWI"), which returned 22.20%, and also underperformed the Customized MSIM Global Allocation Index (the "Customized Index"), which returned 15.43%. The Fund and benchmark index performance is in U.S. dollar ("USD") terms, unless otherwise noted.

Factors Affecting Performance*(i)

•  Global markets rallied in 2023 (MSCI ACWI +22.2% in USD), recovering nearly all of their losses from the steep 2022 sell-off (–0.3% for the two-year period ending December 31, 2023). Equities surged at the start of the year but were temporarily interrupted by significant turmoil in the U.S. regional banking system that led to the collapse of Silicon Valley Bank and First Republic Bank. The rally resumed in May 2023 due to growing excitement about the potential growth impact of artificial intelligence (AI) following a blowout earnings report by Nvidia. As growth and the labor market remained persistently strong over the summer of 2023, the market narrative shifted toward expectations that interest rates might have to stay higher for longer. This pushed government bond yields higher, with the 10-year U.S. Treasury briefly reaching 5% in October 2023, to the detriment of stock and bond prices. Sentiment turned more optimistic in November and December 2023 as increasing economic evidence indicated that a soft landing, in which inflation falls to target (2%) without causing a recession, had become more likely. A series of falling inflation reports encouraged the market to price in rate cuts as early as the second quarter of 2024, which was ultimately validated after the Federal Reserve (Fed) announced its dovish pivot in December 2023 and signaled 75 basis points (bps) of rate cuts in 2024.

•  Within equities, the rally was led by U.S. tech stocks (Nasdaq Composite +44.7%), which benefited from the AI-frenzy and rising valuations due to lower interest rates. U.S. equities gained 26.3% (S&P 500 Index), supported by a 107% advance from the "Magnificent Seven" (Apple, Amazon, Alphabet, Nvidia, Meta, Microsoft and Tesla). The breadth of the rally was the narrowest since 1987, as only 27% of stocks in the S&P 500 outperformed the index. The equal-weighted S&P 500 Index underperformed the cap-weighted S&P 500 Index by –12.4%. Although small caps underperformed large caps in 2023 (Russell 2000 Index +16.6%), they significantly outperformed large caps toward the end of the year, adding to investor excitement for the group going into 2024.

•  Global bonds appeared to be heading toward their third straight year of losses but reversed course in the last two months of the year, bringing 2023 performance into positive territory for the first time since 2020 (Bloomberg Global Aggregate Bond Index +5.7% in USD). Having peaked at 5% in October 2023, U.S. 10-year yields fell –105 bps over the November-December 2023 period. Both the Fed and the European Central Bank kept rates on hold in the fourth quarter of 2023 and gradually shifted toward a more dovish stance. By the end of the period, markets priced in –138 bps of cuts in 2024 in the U.S. and –155 bps of cuts in the eurozone.

*  Certain of the Fund's investment themes may, in whole or part, be implemented through the use of derivatives, including the purchase and sale of futures, options, swaps, structured investments (including commodity-linked notes) and other related instruments and techniques. The Fund may also invest in foreign currency forward exchange contracts, which are also derivatives, in connection with its investments in foreign securities. The Fund may use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. As a result, the use of derivatives had a material effect on the Fund's performance during the period.

(i)  Source: Morgan Stanley Investment Management (MSIM) Global Multi-Asset Team analysis; market data sourced from Bloomberg. The MSCI All Country World Net Index (ACWI) is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed and emerging markets. The Nasdaq Composite is a broad-market index measuring nearly all of the stocks traded on the Nasdaq market. The Standard & Poor's 500(r) Index (S&P 500(r)) measures the performance of the large cap segment of the U.S. equities market, covering approximately 80% of the U.S. equities market. The Index includes 500 leading companies in leading industries of the U.S. economy. The S&P 500(r) Equal Weight Index (EWI) is the equal-weight version of the widely-used S&P 500, which includes the same constituents as the capitalization weighted S&P 500, but each company in the S&P 500 EWI is allocated a fixed weight — or 0.2% of the index total at each quarterly rebalance. The Russell 2000 Index measures the performance of the U.S. small-cap stock market. The Bloomberg Global Aggregate Index provides a broad-based measure of the global investment grade fixed-rate debt markets. The S&P GSCI Commodity Index is a composite index of commodity sector returns, representing an unleveraged, long only investment in commodity futures that is broadly diversified across the spectrum of commodities. Topix is a capitalization-weighted index measure the companies traded on First Section of the Tokyo Stock Exchange. The U.S. Dollar Index (DXY) is an index of the value of the United States dollar relative to a basket of foreign currencies, often referred to as a basket of U.S. trade partners' currencies. The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. The Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe. The indexes do not include any expenses, fees or sales charges, which would lower performance. The indexes are unmanaged and should not be considered an investment. It is not possible to invest directly in an index. One basis point = 0.01%.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2023

Investment Overview (unaudited) (cont'd)

Global Strategist Portfolio

•  Commodities and the U.S. dollar were the two notable exceptions to the broad market rally in 2023 (S&P GSCI Index –3.1%, DXY Index –2.4%). The dollar fell versus all G10 currencies except for the Japanese yen, as interest rate differentials narrowed compared to the U.S. The yen fell –5.7% versus the dollar as the Bank of Japan maintained its loose monetary policy despite above-target inflation. Within emerging markets (EM), the Argentine peso lost –78.9% of its value as the newly elected government announced major spending cuts including a 50% devaluation of the country's currency. Within commodities, oil prices finished the year in negative territory (Brent spot –6.3%) for the first time since 2020 despite production cuts by the Organization of the Petroleum Exporting Countries and its allies (known as OPEC+). Gold was the positive outlier in commodities (+13.1%) as investors priced in the increasing likelihood of Fed rate cuts (and therefore lower real rates) in 2024.

•  The Fund's asset allocation mix of an average overweight in both equities and fixed income had a positive impact on performance.

•  Active positions within equities detracted from performance. Detractors included overweight positions in U.S. Value vs. Anti-Value stocks; in U.S. exploration and production stocks and in defense stocks, both vs. U.S. equities; and an underweight in U.S. cyclical stocks vs. U.S. defensive stocks. An overweight position in iron ore miner stocks vs. global equities also detracted. Contributors included overweight positions in European Union (EMU), Japan and Korea Value vs. Anti-Value stocks and a directional overweight in eurozone equities. Underweight positions in luxury and Macau gaming stocks, both vs. global equities, also contributed.

•  Active positions within fixed income contributed to performance. Contributors included an overweight in Brazil 2-, 3- and 4-year bonds vs. U.S. 5-year Treasurys, and directional overweights in Chinese 10-year bonds and Australia 10-year bonds. Detractors included overweights in Mexican bonds vs. U.S. Treasurys and Australia 10-year bonds vs. Japan 10-year bonds.

•  Active positions within commodities had a positive impact on performance as overweights in gold and oil contributed.

•  Active currency positions detracted from performance. Detractors during the period included overweight positions in the Japanese yen and developed market currencies both vs. the U.S. dollar. Underweight positions in the New Zealand dollar vs. a developed market currency basket and vs. the Australian dollar also detracted. An overweight position in the Brazilian real vs. the U.S. dollar was the primary contributor during this period.

Management Strategies(ii)

•  2023 was a year that confounded many market participants and pundits. The "most anticipated recession ever" never happened. The Fed tightened by 100 bps more than expected, driving bond yields to the highest levels since the 2000s. And, all the while, the U.S. stock market bent but did not break during the record bond sell-off, led to the upside not by a new acronym like FAANG or FANMAG but by the Magnificent Seven, while most other global equity markets underperformed, notably China. The year-end rally saw broad participation by smaller cap stocks, Value and non-U.S. stocks as well.

•  As we enter 2024, we present the key themes we expect to see develop across the global economy and global financial markets over the course of the year.

Goldilocks Eventually Morphs Into Growth Slump

•  In early 2023, we wrote that, despite widespread consensus expectations for a recession, we "expect[ed] a soft landing in 2023, followed by a deep recession in 2024." The first is what happened; the second has now become less likely.

•  A "Goldilocks" economy is theoretically characterized by growth that is neither too cold (stall or recession), nor too hot that it generates inflation. In short, it shows decent, trend-like growth with inflation at target levels. This is exactly where we are currently: after a 2022 growth slump, the economy recovered strongly in 2023 and currently looks to be growing at around a 2% pace with core personal consumption expenditure (PCE) inflation also running around 2% in the past six months. That combination is nirvana for stocks markets and risk assets generally, which explains the monster risk-assets rally from October to year-end 2023.

•  The key question going forward is how long this nirvana-like environment will last. Our base case is that growth will eventually slump below trend by the end of the year. The key factors driving this view are:

o  Tightest Fed policy in 15 years, with policy rates nearly 300 bps above inflation, much higher than real potential growth of 1.8%

(ii)  Source: Morgan Stanley Investment Management (MSIM) Global Multi-Asset Team analysis; market data sourced from Bloomberg; consensus estimates sourced from Thomson Reuters I/B/E/S.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2023

Investment Overview (unaudited) (cont'd)

Global Strategist Portfolio

o  Fiscal policy turning modestly contractionary after an unexpectedly stimulative 2023

o  Excess savings exhausted for most households (except the top quintile)

•  However, we recognize that this cycle is different from some of the more recent ones and will be cushioned by the following factors:

o  No private sector excesses: In the late 1990s, the corporate sector massively overinvested, causing a big retrenchment in 2001. Then, in the 2000s, households massively overborrowed and overinvested in houses, causing the housing bust and financial crisis in 2008-09. In this current cycle, neither households nor corporates are particularly stretched (i.e., overleveraged and overspending). Rather, it is the government that has overborrowed and overspent, which leads to a different dynamic.

o  No energy shock: Most post-war recessions have been accompanied by an oil shock, which hits households' purchasing power right at the time the central bank is taking away the punch bowl. This time, gasoline prices skyrocketed in 2021-22 to $5.00 a gallon but have since reversed to $3.25, thus freeing up households to spend on other goods and services.

o  Decent real income growth: With inflation collapsing to a 2% run rate and wages still running at 4% annualized rate, households are experiencing positive real wage growth (after a tough two-year period). And because firms are still hiring 175,000 new employees each month, aggregate real income is growing nearly 3% — a level sufficient to fuel real spending and modestly increasing savings.

•  Net-net: Growth is likely to slow because of tight money and modestly tighter fiscal policy, but for now, there are still many positive offsets, making a growth slump more likely than an immediate contraction.

•  Slumping growth will mean an end to Goldilocks (i.e., growth will get too cold) but will likely keep inflation relatively close to target, allowing the Fed to ease policy by the summer. Policy will be easing but not easy, as the Fed will have massively lagged the drop in inflation. If the Fed eases by 100 bps by December 2024, but inflation drops to 2% year-on-year, real policy rates will still be +240 bps — way above neutral, i.e. still tight.

•  The appealing aspect of this baseline scenario is that, unlike last year, it is counter to market expectations for benign economic growth and +11% earnings per share (EPS) growth for S&P 500 companies. Of course, we recognize other scenarios are also plausible: with the consumer continuing to spend and firm profits recovering, a new cycle of hiring could restart, leading to above-trend growth and renewed inflation worries — i.e. overheating, prompting the Fed to hold off on cuts (or even consider hikes). Conversely, the Goldilocks environment could persist as unexpectedly low inflation seen in recent months allows the Fed to perfectly thread the needle and ease policy back to neutral quickly.

The Great Speculative Era Endures — For How Long?

•  After the bond yield-driven rally in the fourth quarter, U.S. stocks are currently trading at nearly 20x forward earnings (or 25x trailing reported EPS, not that anyone looks at that anymore). The last time real long-term rates averaged 1.75% (as today) was from 2003 to 2005. At that time, stocks were trading at 16x forward earnings, 20% cheaper than today, and earnings, having fallen 30%+ in the dot-com bust, were in the midst of a +140% multiyear explosion — unlikely to be repeated today.

•  So, despite the nirvana-like Goldilocks macro environment currently in place, it is very hard to get excited about buying such expensive stocks. If Goldilocks persists, we could see stocks rise further, in theory, in line with approximately 10% EPS growth; though, in practice, when earnings rise, so do multiples, potentially leading to bubble-like valuations (25.2x in 2000 and 23.2x in 2020).

•  However, whether the "Great Speculative Era" endures depends on a historically unlikely macro environment persisting. Our baseline of slumping economic growth by year-end 2024 would significantly challenge the profit outlook, a key underpinning of sky-high multiples. Conversely, an "Overheating" scenario could lead to a 2022 redux (simultaneous stock and bond sell-off). As a result, we are inclined to stay cautious on stocks, and maintain a very unheroic neutral allocation to stocks, while focusing on the many regional and thematic opportunities we see, as described below.

After U.S. and Japan in 2023, Eurozone Stocks to Lead in 2024

•  Japanese stocks were the surprise outperformers in 2023, returning 28% (Topix), driven by a very weak yen, ripping

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2023

Investment Overview (unaudited) (cont'd)

Global Strategist Portfolio

Japanese banks stocks (+34%) as well as deflation — and optimism for the Bank of Japan's exit from its yield curve control policy. Note that unhedged (i.e., in U.S. dollars) Japanese stocks were actually only up 19% (less than the eurozone and EM ex-China in U.S. dollars).

•  In 2024, we expect eurozone stocks to broadly outperform U.S., Japan and global equities. Why? After all, the eurozone has been a perennial disappointer for the past two decades, and on the surface, little appears to have changed. However, three factors lead us to conclude eurozone stocks will likely outperform:

o  It is now generally accepted that, apart from a very small number of stocks, such as ASML, Hermes, Nestle, Unilever and L'Oreal, the eurozone has very few truly high-growth companies and just a few high quality companies. If you want good growth companies (and that's the only way to pick stocks, of course), there is really only the U.S. Not only are there few growth and quality companies in eurozone, but the economies there barely grow. The perception has returned to the late 1990s when the late Byron Wien quipped that Europe had become just "a vast open-air museum." From a contrarian perspective, this kind of wholesale rejection of an entire continent is highly appealing.

o  Interestingly, this kind of pessimism has reached a crescendo recently because of a relapse in EMU gross domestic product (GDP) growth while U.S. growth has kept surprising to the upside. However, we think the consensus is missing how much of an impact the collapse in inflation will have on households' psychology and willingness to spend. We expect headline inflation to drop to a 1% run rate over the next six months as utility prices catch "down" to natural gas and power prices. With hourly wages running at more than 4%, real wages are actually growing by +3% — the best in a couple of decades. The past few months have seen an improvement in consumer and business confidence, reflecting these new conditions. In the meantime, U.S. growth has been strong, but, as discussed above, is likely to slump in 2024 and will likely undershoot EMU growth for the first time in 10 years. Better EMU GDP will mean better EPS growth, particularly for EMU domestic stocks.

o  Because of all the pessimism on EMU stocks and the economy, EMU domestic stocks are trading at 13.7x forward EPS versus 20.1x for U.S. domestic stocks. This 35% discount is double the usual 17% discount of

EMU versus U.S. domestics, a testament to the skepticism about the prospect for the eurozone domestic economy.

•  Net-net: Near-record cheap eurozone stocks in an economy experiencing a reverse-energy shock amid widespread skepticism are likely to outperform "exceptional" but pricey U.S. stocks in a slumping U.S. economy. Of course, this may only last a year like most of Europe's (relative) rallies but could generate strong outperformance (more if the euro appreciates as we expect).

EM ex-China Finally Catches a Break Amid US Dollar Bear Market

•  From its nadir in the summer of 2008 in the midst of the Global Financial Crisis, the U.S. dollar appreciated 60% until its October 2022 peak. One of the three major dollar bull markets since the U.S. dollar discontinued the gold standard in 1971. The recent U.S. dollar bear market began in October 2022 when the first Fed pivot occurred (from 75 bp hikes to 50 bp hikes). Since then, the dollar has depreciated 10%. U.S. dollar bear markets usually last a decade and see a 30%-50% depreciation over that time frame.

•  We expect the beginning of the Fed rate-cutting cycle to accelerate the decline in the U.S. dollar, particularly if it is associated with a homegrown slump in economic growth. The U.S.'s exceptionalism will appear less so, particularly with deficits twice as large as those of Europe, a worsening net international investment position, and continued central bank reserve diversification away from the U.S. dollar.

•  One significant beneficiary of a weaker dollar has historically been emerging markets; so much so that the EM equity outperformance cycle has become almost indistinguishable from the U.S. dollar cycle. A weaker dollar is usually associated with easier Fed policy and greater risk-taking, which facilitates flow into capital-hungry emerging markets. Here we focus on EM ex-China, as China has entered a balance sheet recession cycle and does not appear ready yet to apply appropriate economic policies to solve the multitude of problems. (We have advocated for an all-of-the-above approach including easier monetary policy, weaker currency, fiscal policy stimulus, restructurings/defaults and fiscally-driven capital injections.)

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2023

Investment Overview (unaudited) (cont'd)

Global Strategist Portfolio

•  Stocks in EM ex-China — particularly away from the darlings (India) and heavyweights (Taiwan and Korea) — are attractively cheap, though not as depressed as in the early 2000s after the Asian crisis. However, the economies are generally in better shape than in previous decades (with some exceptions such as Turkey and Argentina, but even there, policy has shifted to orthodoxy) with inflation under control, appropriately tight monetary policy, and modest budget deficits (especially compared to the United States). We expect these markets to outperform U.S. stocks, particularly if the U.S. dollar does depreciate, giving investors "two-for-the-price-of-one" (i.e., stock appreciation in an appreciating currency).

Value Bull Market Continues

•  Even though Value indexes in the U.S. underperformed Growth indexes by a significant margin in 2023 (by 31% using Russell 1000 Value and Growth Indexes), Value stocks outperformed in Japan, Europe and emerging markets. And even in the U.S., if using "pure style indexes" such as our GMA Value stocks baskets, one can clearly see that underneath the hood Value continues its outperformance cycle that started in August 2020.

•  With Value stocks 25%–30% cheaper than normal compared to Growth (or Anti-Value) stocks, we expect Value stocks to keep outperforming over 2024 and in coming years in the U.S., Europe, Japan and emerging markets.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2023

Investment Overview (unaudited) (cont'd)

Global Strategist Portfolio

In accordance with SEC regulations, the Fund's performance shown assumes that  all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class II shares will vary from the performance of Class I shares based upon its different inception date and will be negatively impacted by additional fees assessed to that class.

Performance Compared to the MSCI All Country World Index(1) and the Customized MSIM Global Allocation Index(2)

	Period Ended December 31, 2023
	Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(6)
Fund – Class I(4)	14.07%	6.05%	3.93%	4.12%
MSCI All Country World Index	22.20	11.72	7.93	6.82
Customized MSIM Global Allocation Index	15.43	7.01	4.77	N/A
Fund – Class II(5)	13.94	5.94	3.81	4.86
MSCI All Country World Index	22.20	11.72	7.93	8.56
Customized MSIM Global Allocation Index	15.43	7.01	4.77	5.25

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please contact the issuing insurance company or speak with your financial advisor. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance shown does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower. Fund's total returns are calculated based on the net asset value as of the last business day of the period.

(1)  The MSCI All Country World Index is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed and emerging markets. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. Returns, including periods prior to January 1, 2001, are calculated using the return data of the MSCI All Country World Index (gross dividends) through December 31, 2000 and the return data of the MSCI All Country World Index (net dividends) after December 31, 2000. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Customized MSIM Global Allocation Index is a performance linked benchmark comprised of 60% MSCI All Country World Index and 40% Bloomberg Global Aggregate Index for periods after May 31, 2017. Prior to May 31, 2017, the Customized MSIM Global Allocation Index consisted of 60% MSCI All Country World Index (benchmark that measures the equity market performance of developed and emerging markets), 30% Bloomberg Global Aggregate Index (benchmark that provides a broadbased measure of the global investment grade fixed-rate debt markets), 5% S&P GSCI Light Energy Index (benchmark for investment performance in the energy commodity market) and 5% ICE BofA U.S. Dollar 1-Month LIBID Average Index (benchmark that tracks the performance of a basket of synthetic assets paying LIBID to a stated maturity). The Customized MSIM Global Allocation Index was added as the Fund benchmark on October 2, 2013 and is provided for comparative purposes only. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)  Total returns for the Fund reflect fees waived and expenses reimbursed, if applicable, by the Adviser (as defined herein). Without such waivers and reimbursements, total returns would have been lower.

(4)  Commenced operations on January 2, 1997.

(5)  Commenced offering on March 15, 2011.

(6)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Fund, not the inception of the Index.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2023

Consolidated Portfolio of Investments

Global Strategist Portfolio

	Face Amount (000)		Value (000)
Fixed Income Securities (46.3%)
Agency Fixed Rate Mortgages (3.9%)
United States (3.9%)
Federal Home Loan Mortgage Corporation, Conventional Pools: 2.00%, 6/1/52		$621	$508
3.00%, 11/1/52		100	88
4.50%, 1/1/49		12	12
Gold Pools: 3.50%, 2/1/45 - 6/1/45		160	149
4.50%, 1/1/49		8	8
Federal National Mortgage Association, 6.50%, 10/1/53		25	26
Conventional Pools: 2.50%, 10/1/51		288	246
3.00%, 4/1/52		393	349
3.50%, 1/1/51		413	383
4.00%, 11/1/41 - 1/1/46		162	156
4.50%, 3/1/41 - 11/1/44		65	64
5.00%, 1/1/41 - 3/1/41		26	27
6.00%, 1/1/38		5	5
January TBA: 2.50%, 1/1/54 (a)		310	264
3.00%, 1/1/54 (a)		100	89
4.00%, 1/1/54 (a)		70	66
4.50%, 1/1/54 (a)		100	97
5.00%, 1/1/54 (a)		400	396
5.50%, 1/1/54 (a)		75	75
6.00%, 1/1/54 (a)		220	224
Government National Mortgage Association, Various Pools:
4.00%, 7/15/44		11	10
5.00%, 2/20/49		3	3
Total Agency Fixed Rate Mortgages (Cost $3,342)			3,245
Asset-Backed Securities (0.3%)
Ireland (0.1%)
European Residential Loan Securitisation 2019-NPL1 DAC, Class A 1 Month EURIBOR + 3.25%, 7.13%, 7/24/54 (b)	EUR	80	87
United States (0.2%)
Renaissance Home Equity Loan Trust, 1 Month Term SOFR + 0.87%, 6.23%, 12/25/32 (b)		$82	76
SLM Student Loan Trust, 3 Month EURIBOR + 0.55%, 4.51%, 7/25/39 (b)	EUR	62	64
			140
Total Asset-Backed Securities (Cost $223)			227
Commercial Mortgage-Backed Securities (0.6%)
United States (0.6%)
BPR Trust, 1 Month Term SOFR + 3.00%, 8.36%, 5/15/39 (b)(c)		$100	100
	Face Amount (000)		Value (000)
Commercial Mortgage Trust, 3.96%, 3/10/47		$60	$60
4.24%, 2/10/47 (b)		11	11
4.73%, 7/15/47 (b)(c)		100	90
Credit Suisse Mortgage Trust, 1 Month Term SOFR + 3.14%, 8.50%, 9/9/24 (b)(c)		100	101
WFRBS Commercial Mortgage Trust, 4.65%, 9/15/46 (b)(c)		102	93
Total Commercial Mortgage-Backed Securities (Cost $464)			455
Corporate Bonds (10.2%)
Australia (0.5%)
NBN Co. Ltd., 2.63%, 5/5/31 (c)		200	172
Transurban Finance Co. Pty. Ltd., 2.00%, 8/28/25	EUR	100	108
Westpac Banking Corp., 2.67%, 11/15/35		$125	102
			382
Brazil (0.3%)
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc., 2.50%, 1/15/27		225	207
Canada (0.6%)
Enbridge, Inc., 6.70%, 11/15/53		75	88
Province of Ontario Canada, 2.30%, 6/15/26		190	181
Province of Quebec Canada, 0.00%, 10/29/30	EUR	210	193
Rogers Communications, Inc., 3.80%, 3/15/32		$75	69
			531
France (0.8%)
AXA SA, 3.25%, 5/28/49	EUR	100	106
BNP Paribas SA, 1.13%, 6/11/26		225	237
BPCE SA, 5.15%, 7/21/24 (c)		$200	198
Orange SA, 5.00%, 10/1/26 (d)	EUR	100	113
			654
Germany (0.5%)
Kreditanstalt fuer Wiederaufbau, 0.38%, 4/23/30	EUR	340	330
Volkswagen International Finance NV, Series 10Y 1.88%, 3/30/27		100	106
			436
Ireland (0.2%)
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 6.45%, 4/15/27 (c)		$150	155

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2023

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Face Amount (000)		Value (000)
Corporate Bonds (cont'd)
Italy (0.1%)
Assicurazioni Generali SpA, 5.50%, 10/27/47	EUR	100	$115
Japan (0.2%)
NTT Finance Corp., 1.59%, 4/3/28 (c)		$200	177
Korea, Republic of (0.5%)
Korea Electric Power Corp., 2.50%, 6/24/24 (c)		200	197
Korea Southern Power Co. Ltd., 0.75%, 1/27/26 (c)		200	184
			381
Luxembourg (0.1%)
Blackstone Property Partners Europe Holdings SARL, 1.25%, 4/26/27	EUR	100	97
Netherlands (0.1%)
ASR Nederland NV, 5.00%, 9/30/24 (d)		100	111
Spain (0.4%)
Banco Santander SA, 3.13%, 1/19/27		100	110
5.18%, 11/19/25		$200	198
			308
Sweden (0.1%)
Akelius Residential Property Financing BV, 1.13%, 1/11/29	EUR	100	91
United Arab Emirates (0.2%)
Galaxy Pipeline Assets Bidco Ltd., 2.63%, 3/31/36 (c)		$225	187
United Kingdom (0.8%)
BAT Capital Corp., 3.56%, 8/15/27		58	55
HSBC Holdings PLC, 2.26%, 11/13/26	GBP	100	121
6.16%, 3/9/29		$225	233
Lloyds Banking Group PLC, 2.25%, 10/16/24	GBP	100	124
NGG Finance PLC, 5.63%, 6/18/73		100	126
			659
United States (4.8%)
Amazon.com, Inc., 3.10%, 5/12/51		$50	37
3.88%, 8/22/37		75	70
AT&T, Inc., 1.80%, 9/5/26	EUR	100	107
2.90%, 12/4/26	GBP	100	122
3.65%, 6/1/51		$75	57
Bank of America Corp., 2.69%, 4/22/32		50	42
4.38%, 4/27/28		100	98
4.57%, 4/27/33		50	48
	Face Amount (000)		Value (000)
CDW LLC/CDW Finance Corp., 2.67%, 12/1/26		$25	$23
Celanese U.S. Holdings LLC, 6.17%, 7/15/27		75	77
Centene Corp., 2.50%, 3/1/31		175	146
Charles Schwab Corp., 5.85%, 5/19/34		65	67
Charter Communications Operating LLC/Charter Communications Operating Capital, 6.38%, 10/23/35		75	76
Citigroup, Inc., 3.06%, 1/25/33		50	43
3.79%, 3/17/33		225	202
Comcast Corp., 1.95%, 1/15/31		125	106
Energy Transfer LP, 2.90%, 5/15/25		150	145
Enterprise Products Operating LLC, 3.95%, 1/31/60		50	41
5.35%, 1/31/33		25	26
Georgia-Pacific LLC, 2.30%, 4/30/30 (c)		175	152
Global Payments, Inc., 4.45%, 6/1/28		100	97
Goldman Sachs Group, Inc., 2.62%, 4/22/32		150	126
JPMorgan Chase & Co., 2.55%, 11/8/32		175	146
5.35%, 6/1/34		50	51
Lowe's Cos., Inc., 1.30%, 4/15/28		75	66
1.70%, 10/15/30		100	83
Marriott International, Inc., 4.90%, 4/15/29		25	25
Medtronic Global Holdings SCA, 1.00%, 7/2/31	EUR	100	96
Metropolitan Life Global Funding I, 2.95%, 4/9/30 (c)		$150	133
Microsoft Corp., 1.35%, 9/15/30 (c)		175	146
NextEra Energy Capital Holdings, Inc., 2.75%, 11/1/29		175	157
ONEOK, Inc., 5.65%, 11/1/28		75	78
PNC Financial Services Group, Inc., 6.88%, 10/20/34		50	55
Prologis Euro Finance LLC, 1.88%, 1/5/29	EUR	100	103
Republic Services, Inc., 5.00%, 4/1/34		$50	51
Thermo Fisher Scientific, Inc., 0.88%, 10/1/31	EUR	100	94
Truist Financial Corp., 5.87%, 6/8/34		$100	102
U.S. Bancorp, 5.78%, 6/12/29		75	77
5.84%, 6/12/34		75	77

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2023

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Face Amount (000)		Value (000)
Corporate Bonds (cont'd)
Upjohn Finance BV, 1.91%, 6/23/32	EUR	100	$93
Verizon Communications, Inc., 1.13%, 11/3/28	GBP	100	110
2.36%, 3/15/32		$50	42
3.40%, 3/22/41		50	40
Vontier Corp., 2.40%, 4/1/28		50	44
Warnermedia Holdings, Inc., 4.28%, 3/15/32		150	137
5.05%, 3/15/42		25	22
			3,936
Total Corporate Bonds (Cost $8,934)			8,427
Mortgages — Other (1.4%)
Germany (0.0%)‡
Berg Finance DAC, 3 Month EURIBOR + 1.05%, 5.05%, 4/22/33 (b)	EUR	15	16
United Kingdom (0.1%)
Landmark Mortgage Securities No. 3 PLC, 3 Month GBP SONIA + 2.22%, 7.44%, 4/17/44 (b)	GBP	56	68
United States (1.3%)
Bayview Opportunity Master Fund VIA Trust, 3.00%, 1/25/52 (b)(c)		$89	76
BX Commercial Mortgage Trust, 1 Month Term SOFR + 2.28%, 7.64%, 6/15/40 (b)(c)		100	100
Federal Home Loan Mortgage Corp. Whole Loan Securities Trust, 3.00%, 9/25/45		16	14
3.00%, 7/25/46		8	7
3.00%, 12/25/46		29	25
3.00%, 5/25/47		36	31
3.50%, 5/25/45		7	6
3.50%, 9/25/45		16	14
3.50%, 7/25/46		10	9
4.00%, 5/25/45		2	2
Hundred Acre Wood Trust, 2.50%, 12/25/51 (b)(c)		87	71
JP Morgan Mortgage Trust, 3.00%, 4/25/52 (b)(c)		159	136
3.00%, 9/25/52 (b)(c)		173	148
3.25%, 7/25/52 (b)(c)		86	73
PRKCM 2023-AFC1 Trust, Class A1 6.60%, 2/25/58 (c)		84	86
PRMI Securitization Trust, 2.50%, 4/25/51 (b)(c)		83	68
Seasoned Credit Risk Transfer Trust, 3.00%, 11/25/57		78	68
3.00%, 7/25/58		83	73
	Face Amount (000)		Value (000)
3.00%, 10/25/58		$13	$11
4.00%, 10/25/58		12	11
			1,029
Total Mortgages — Other (Cost $1,239)			1,113
Sovereign (23.7%)
Australia (0.4%)
Australia Government Bond, 1.25%, 5/21/32	AUD	580	321
Austria (0.1%)
Republic of Austria Government Bond, 0.00%, 2/20/30	EUR	70	67
Belgium (0.3%)
Kingdom of Belgium Government Bond, 0.90%, 6/22/29		30	31
1.70%, 6/22/50		90	74
Series 99 3.45%, 6/22/43		100	116
			221
Brazil (2.1%)
Brazil Notas do Tesouro Nacional, 10.00%, 1/1/27	BRL	8,262	1,708
Canada (0.0%)‡
Canadian Government Bond, 2.00%, 12/1/51	CAD	20	12
China (7.5%)
Agricultural Development Bank of China, 2.25%, 4/22/25	CNY	770	109
3.79%, 10/26/30		740	111
China Development Bank, 3.07%, 3/10/30		1,410	203
3.34%, 7/14/25		740	106
China Government Bond, 2.37%, 1/20/27		3,200	452
2.40%, 7/15/28		1,000	141
2.76%, 5/15/32		23,850	3,407
2.80%, 11/15/32		1,600	229
3.13%, 11/21/29		4,390	641
3.27%, 11/19/30		2,140	317
3.52%, 4/25/46		410	64
3.53%, 10/18/51		200	32
3.81%, 9/14/50		300	49
3.86%, 7/22/49		1,270	210
Export-Import Bank of China, 2.93%, 3/2/25		740	105
			6,176
Colombia (0.1%)
Colombian TES, Series B 7.00%, 3/26/31	COP	268,000	60
Czech Republic (0.1%)
Czech Republic Government Bond, 1.20%, 3/13/31	CZK	1,200	45

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2023

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Face Amount (000)		Value (000)
Sovereign (cont'd)
Denmark (0.1%)
Denmark Government Bond, 0.50%, 11/15/27	DKK	630	$88
Finland (0.1%)
Finland Government Bond, 1.13%, 4/15/34	EUR	70	67
France (1.7%)
Agence Francaise de Developpement EPIC, 1.50%, 10/31/34		100	97
Banque Federative du Credit Mutuel SA, 1.25%, 12/5/25	GBP	100	119
French Republic Government Bond OAT, 0.00%, 11/25/29	EUR	940	911
2.00%, 5/25/48		200	183
SNCF Reseau, 1.88%, 3/30/34		100	100
			1,410
Germany (1.9%)
Bundesrepublik Deutschland Bundesanleihe, 0.00%, 8/15/31 - 8/15/50		748	692
0.25%, 2/15/29		240	244
1.70%, 8/15/32		110	119
4.25%, 7/4/39		120	167
Series G 1.80%, 8/15/53		28	28
State of North Rhine-Westphalia Germany, 1.65%, 2/22/38		290	276
			1,526
Greece (1.8%)
Hellenic Republic Government Bonds, 4.25%, 6/15/33		1,212	1,469
Hungary (0.1%)
Hungary Government Bond, Series 30/A 3.00%, 8/21/30	HUF	8,480	21
Series 32/A 4.75%, 11/24/32		18,110	48
Series 32/G 4.50%, 5/27/32		10,410	28
			97
Indonesia (0.4%)
Indonesia Treasury Bond, 8.25%, 5/15/29	IDR	839,000	59
8.38%, 3/15/34		2,425,000	176
Series FR96 7.00%, 2/15/33		2,000,000	135
			370
Ireland (0.1%)
Ireland Government Bond, 0.20%, 10/18/30	EUR	80	77
	Face Amount (000)		Value (000)
Italy (0.6%)
Italy Buoni Poliennali Del Tesoro, 0.45%, 2/15/29	EUR	50	$49
2.50%, 12/1/32		220	224
4.45%, 9/1/43		199	227
			500
Japan (2.4%)
Japan Government Ten Year Bond, 0.10%, 6/20/29 - 6/20/31	JPY	104,800	729
Japan Government Thirty Year Bond, 0.30%, 6/20/46		34,300	188
0.40%, 9/20/49		21,900	117
0.60%, 6/20/50		29,000	161
1.70%, 6/20/33		35,300	276
Japan Government Twenty Year Bond, 0.40%, 6/20/41		77,000	472
			1,943
Korea, Republic of (0.4%)
Export-Import Bank of Korea, 0.63%, 2/9/26		$200	184
Korea Development Bank, 0.80%, 7/19/26		200	181
			365
Malaysia (0.2%)
Malaysia Government Bond, Series 0219 3.89%, 8/15/29	MYR	440	96
Series 0122 3.58%, 7/15/32		200	43
			139
Mexico (0.2%)
Mexican Bonos, Series M 7.50%, 6/3/27	MXN	1,700	95
8.50%, 5/31/29		800	46
			141
Netherlands (0.2%)
Netherlands Government Bond, 0.00%, 7/15/30	EUR	190	183
2.75%, 1/15/47		20	23
			206
Norway (0.0%)‡
Norway Government Bond, 2.13%, 5/18/32	NOK	190	17
Poland (0.0%)‡
Republic of Poland Government Bond, Series 0432 1.75%, 4/25/32	PLN	200	39
Singapore (0.1%)
Singapore Government Bond, 2.63%, 8/1/32	SGD	70	53

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2023

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Face Amount (000)		Value (000)
Sovereign (cont'd)
Slovenia (0.2%)
Slovenia Government International Bond, 5.00%, 9/19/33 (c)		$200	$204
Spain (1.1%)
Spain Government Bond, 0.00%, 5/31/25 - 1/31/28	EUR	360	379
2.70%, 10/31/48		40	38
3.45%, 7/30/66		21	22
3.55%, 10/31/33		434	502
			941
Sweden (0.1%)
Sweden Government Bond, Series 1065 1.75%, 11/11/33	SEK	800	77
Thailand (0.1%)
Thailand Government Bond, 2.00%, 12/17/31	THB	4,000	112
United Kingdom (1.3%)
United Kingdom Gilt, 0.63%, 10/22/50	GBP	350	197
0.88%, 7/31/33		240	240
1.63%, 10/22/28		50	59
3.50%, 10/22/25 - 1/22/45		480	597
			1,093
Total Sovereign (Cost $20,452)			19,544
Supranational (0.7%)
Asian Development Bank, 2.13%, 5/19/31	NZD	60	32
European Financial Stability Facility, 3.00%, 9/4/34	EUR	110	125
European Investment Bank, 0.00%, 1/14/31		180	167
International Bank for Reconstruction & Development, 4.25%, 9/18/30	CAD	340	267
Total Supranational (Cost $554)			591
U.S. Treasury Securities (5.5%)
United States (5.5%)
U.S. Treasury Bonds, 1.13%, 5/15/40		$790	510
1.75%, 8/15/41		600	418
2.50%, 2/15/45		300	227
2.75%, 8/15/47		90	70
2.88%, 5/15/49		166	132
U.S. Treasury Notes, 0.38%, 12/31/25		1,800	1,668
1.50%, 2/15/30		30	26
1.88%, 2/15/32		630	542
3.38%, 5/15/33		940	903
Total U.S. Treasury Securities (Cost $4,648)			4,496
Total Fixed Income Securities (Cost $39,856)			38,098
	Shares	Value (000)
Common Stocks (39.3%)
Australia (1.0%)
Ampol Ltd.	152	$4
ANZ Group Holdings Ltd.	2,563	45
APA Group	925	5
Aristocrat Leisure Ltd.	367	10
ASX Ltd.	121	5
Aurizon Holdings Ltd.	1,166	3
BHP Group Ltd.	3,204	109
BlueScope Steel Ltd.	288	5
Brambles Ltd.	883	8
CAR Group Ltd.	226	5
Cochlear Ltd.	42	9
Coles Group Ltd.	883	10
Commonwealth Bank of Australia	1,371	104
Computershare Ltd.	337	6
CSL Ltd.	312	61
Dexus REIT	687	4
Endeavour Group Ltd.	988	3
Fortescue Ltd.	1,058	21
Goodman Group REIT	1,081	19
GPT Group REIT	1,222	4
IDP Education Ltd.	174	2
IGO Ltd.	448	3
Insurance Australia Group Ltd.	1,539	6
James Hardie Industries PLC (e)	279	11
Lottery Corp. Ltd.	1,398	5
Macquarie Group Ltd.	232	29
Medibank Pvt Ltd.	1,769	4
Mineral Resources Ltd.	111	5
Mirvac Group REIT	2,566	4
National Australia Bank Ltd.	2,640	55
Northern Star Resources Ltd.	739	7
Orica Ltd.	292	3
Origin Energy Ltd.	1,242	7
Pilbara Minerals Ltd.	1,855	5
Qantas Airways Ltd. (e)	551	2
QBE Insurance Group Ltd.	942	10
Ramsay Health Care Ltd.	119	4
REA Group Ltd.	33	4
Reece Ltd.	145	2
Rio Tinto Ltd.	234	22
Santos Ltd.	2,033	11
Scentre Group REIT	3,256	7
SEEK Ltd.	232	4
Sonic Healthcare Ltd.	290	6
South32 Ltd.	2,889	6
Stockland REIT	1,504	5
Suncorp Group Ltd.	800	8
Telstra Group Ltd.	3,236	9
Transurban Group (Units)	1,936	18
Treasury Wine Estates Ltd.	537	4
Vicinity Ltd. REIT	2,474	3

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2023

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Shares	Value (000)
Australia (cont'd)
Washington H Soul Pattinson & Co. Ltd.	149	$3
Wesfarmers Ltd.	707	27
Westpac Banking Corp.	2,877	45
WiseTech Global Ltd.	104	5
Woodside Energy Group Ltd.	1,178	25
Woolworths Group Ltd.	803	20
Xero Ltd. (e)	91	7
		843
Austria (0.1%)
Erste Group Bank AG	1,055	43
OMV AG	121	5
Verbund AG	62	6
Voestalpine AG	94	3
		57
Belgium (0.2%)
Ageas SA	117	5
Anheuser-Busch InBev SA	660	43
Argenx SE (e)	43	17
D'ieteren Group	16	3
Elia Group SA	25	3
Groupe Bruxelles Lambert NV	65	5
KBC Group NV	745	48
Sofina SA	11	3
Syensqo SA (e)	57	6
UCB SA	93	8
Umicore SA	154	4
Warehouses De Pauw CVA REIT	129	4
		149
Canada (1.8%)
Agnico Eagle Mines Ltd.	368	20
Air Canada (e)	131	2
Algonquin Power & Utilities Corp.	556	4
Alimentation Couche-Tard, Inc.	571	34
AltaGas Ltd.	239	5
ARC Resources Ltd.	467	7
Bank of Montreal	667	66
Bank of Nova Scotia	1,116	54
Barrick Gold Corp. (LSE)	1,247	23
Barrick Gold Corp. (NYSE)	57	1
BCE, Inc.	68	3
Brookfield Asset Management Ltd., Class A	257	10
Brookfield Corp.	1,030	41
Brookfield Renewable Corp., Class A	115	3
BRP, Inc.	26	2
CAE, Inc. (e)	233	5
Cameco Corp.	314	14
Canadian Apartment Properties REIT	61	2
Canadian Imperial Bank of Commerce	850	41
Canadian National Railway Co.	411	52
Canadian Natural Resources Ltd.	819	54
Canadian Pacific Kansas City Ltd.	678	54
	Shares	Value (000)
Canadian Tire Corp. Ltd., Class A	39	$4
Canadian Utilities Ltd., Class A	113	3
CCL Industries, Inc., Class B	111	5
Cenovus Energy, Inc.	1,075	18
CGI, Inc. (e)	152	16
Constellation Software, Inc.	15	37
Descartes Systems Group, Inc. (e)	63	5
Dollarama, Inc.	209	15
Element Fleet Management Corp.	297	5
Emera, Inc.	229	9
Empire Co. Ltd., Class A	113	3
Enbridge, Inc.	1,577	57
Fairfax Financial Holdings Ltd.	16	15
First Quantum Minerals Ltd.	446	4
FirstService Corp.	29	5
Fortis, Inc.	409	17
Franco-Nevada Corp.	146	16
George Weston Ltd.	48	6
GFL Environmental, Inc.	167	6
Gildan Activewear, Inc.	128	4
Great-West Lifeco, Inc.	204	7
Hydro One Ltd.	276	8
IA Financial Corp., Inc.	76	5
IGM Financial, Inc.	63	2
Imperial Oil Ltd.	148	8
Intact Financial Corp.	131	20
Ivanhoe Mines Ltd., Class A (e)	456	4
Keyera Corp.	173	4
Kinross Gold Corp.	910	5
Loblaw Cos. Ltd.	121	12
Lundin Mining Corp.	494	4
Magna International, Inc.	201	12
Manulife Financial Corp.	1,310	29
MEG Energy Corp. (e)	218	4
Metro, Inc.	178	9
National Bank of Canada	314	24
Northland Power, Inc.	221	4
Nutrien Ltd.	371	21
Onex Corp.	51	4
Open Text Corp.	197	8
Pan American Silver Corp.	278	5
Parkland Corp.	108	3
Pembina Pipeline Corp.	405	14
Power Corp. of Canada	420	12
Quebecor, Inc., Class B	141	3
RB Global, Inc.	133	9
Restaurant Brands International, Inc.	208	16
RioCan Real Estate Investment Trust REIT	114	2
Rogers Communications, Inc., Class B	322	15
Royal Bank of Canada	1,289	130
Saputo, Inc.	197	4
Shopify, Inc., Class A (e)	892	69
Stantec, Inc.	81	6
The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2023

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Shares	Value (000)
Canada (cont'd)
Sun Life Financial, Inc.	430	$22
Suncor Energy, Inc.	975	31
TC Energy Corp.	762	30
Teck Resources Ltd., Class B	337	14
TELUS Corp.	434	8
TFI International, Inc.	61	8
Thomson Reuters Corp.	116	17
TMX Group Ltd.	206	5
Toromont Industries Ltd.	62	5
Toronto-Dominion Bank	1,703	110
Tourmaline Oil Corp.	247	11
West Fraser Timber Co. Ltd.	43	4
Wheaton Precious Metals Corp.	337	17
WSP Global, Inc.	91	13
		1,524
China (0.0%)
China Common Rich Renewable Energy Investments Ltd. (e)	18,000	—
Denmark (0.5%)
AP Moller — Maersk AS Series B	6	11
Carlsberg AS Series B	75	9
Chr Hansen Holding AS	77	6
Coloplast AS Series B	101	12
Danske Bank AS	508	14
Demant AS (e)	75	3
DSV AS	137	24
Genmab AS (e)	51	16
Novo Nordisk AS, Class B	2,476	257
Novozymes AS Series B	150	8
Orsted AS	153	8
Pandora AS	62	9
Rockwool AS, Class B	7	2
Tryg AS	255	6
Vestas Wind Systems AS (e)	748	24
		409
Finland (0.3%)
Elisa OYJ	126	6
Fortum OYJ	368	5
Kesko OYJ, Class B	208	4
Kone OYJ, Class B	244	12
Metso OYJ	479	5
Neste OYJ	304	11
Nokia OYJ	3,837	13
Nordea Bank Abp	8,866	110
Orion OYJ, Class B	80	4
Sampo OYJ, Class A	325	14
Stora Enso OYJ, Class R	429	6
UPM-Kymmene OYJ	395	15
Wartsila OYJ Abp	347	5
		210
	Shares	Value (000)
France (1.9%)
Accor SA	137	$5
Aeroports de Paris	24	3
Air Liquide SA	364	71
Airbus SE	416	64
Alstom SA	203	3
Amundi SA	43	3
ArcelorMittal SA	352	10
Arkema SA	41	5
AXA SA	1,261	41
BioMerieux	30	3
BNP Paribas SA	2,884	200
Bollore SE	516	3
Bouygues SA	133	5
Bureau Veritas SA	205	5
Capgemini SE	109	23
Carrefour SA	422	8
Cie de Saint-Gobain SA	314	23
Cie Generale des Etablissements Michelin SCA	473	17
Covivio SA REIT	35	2
Credit Agricole SA	3,168	45
Danone SA	468	30
Dassault Aviation SA	15	3
Dassault Systemes SE	464	23
Edenred SE	174	10
Eiffage SA	51	5
Engie SA	1,437	25
EssilorLuxottica SA	210	42
Eurazeo SE	30	2
Eurofins Scientific SE	96	6
Euronext NV	59	5
Gecina SA REIT	32	4
Getlink SE	250	5
Hermes International	22	47
Ipsen SA	27	3
Kering SA	52	23
Klepierre SA REIT	150	4
L'Oreal SA	175	87
La Francaise des Jeux SAEM	73	3
Legrand SA	185	19
LVMH Moet Hennessy Louis Vuitton SE	193	157
Orange SA	1,605	18
Pernod Ricard SA	150	27
Publicis Groupe SA	159	15
Remy Cointreau SA	17	2
Renault SA	134	6
Safran SA	238	42
Sanofi	810	81
Sartorius Stedim Biotech	20	5
Schneider Electric SE	379	76
SEB SA	17	2
Societe Generale SA	2,170	58
Sodexo SA	61	7

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2023

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Shares	Value (000)
France (cont'd)
STMicroelectronics NV	476	$24
Teleperformance SE	41	6
Thales SA	74	11
TotalEnergies SE	1,585	108
Unibail-Rodamco-Westfield REIT (e)	82	6
Veolia Environnement SA	531	17
Vinci SA	355	45
Vivendi SE	469	5
Worldline SA (e)	169	3
		1,606
Germany (1.3%)
adidas AG	120	24
Allianz SE (Registered)	299	80
BASF SE	655	35
Bayer AG (Registered)	751	28
Bayerische Motoren Werke AG	235	26
Bayerische Motoren Werke AG (Preference)	43	4
Bechtle AG	62	3
Beiersdorf AG	77	12
Brenntag SE	103	9
Carl Zeiss Meditec AG	28	3
Commerzbank AG	3,149	37
Continental AG	82	7
Covestro AG (e)	144	8
Daimler Truck Holding AG	392	15
Delivery Hero SE (e)	134	4
Deutsche Bank AG (Registered)	1,434	20
Deutsche Boerse AG	140	29
Deutsche Lufthansa AG (Registered) (e)	445	4
Deutsche Post AG (Registered)	730	36
Deutsche Telekom AG (Registered)	2,941	71
Dr Ing hc F Porsche AG (Preference)	84	7
E.ON SE	1,854	25
Evonik Industries AG	171	4
Fresenius Medical Care AG & Co. KGaA	155	6
Fresenius SE & Co. KGaA	317	10
GEA Group AG	122	5
Hannover Rueck SE (Registered)	44	11
Heidelberg Materials AG	102	9
HelloFresh SE (e)	121	2
Henkel AG & Co. KGaA	79	6
Henkel AG & Co. KGaA (Preference)	130	10
Infineon Technologies AG	962	40
Knorr-Bremse AG	54	3
LEG Immobilien SE (e)	55	5
Mercedes-Benz Group AG (Registered)	592	41
Merck KGaA	100	16
MTU Aero Engines AG	41	9
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Registered)	101	42
Nemetschek SE	42	4
Porsche Automobil Holding SE (Preference)	113	6
	Shares	Value (000)
Puma SE	78	$4
QIAGEN NV (e)	173	8
Rational AG	4	3
Rheinmetall AG	32	10
RWE AG	521	24
SAP SE	774	119
Sartorius AG (Preference)	19	7
Scout24 SE	55	4
Siemens AG (Registered)	564	106
Siemens Energy AG (e)	392	5
Siemens Healthineers AG	213	12
Symrise AG	98	11
Talanx AG	47	3
Telefonica Deutschland Holding AG	151	—	@
Volkswagen AG	22	3
Volkswagen AG (Preference)	152	19
Vonovia SE	539	17
Wacker Chemie AG	14	2
Zalando SE (e)	167	4
		1,077
Hong Kong (0.2%)
AIA Group Ltd.	4,815	42
BOC Hong Kong Holdings Ltd.	2,263	6
Budweiser Brewing Co. APAC Ltd.	783	1
CK Asset Holdings Ltd.	814	4
CK Hutchison Holdings Ltd.	1,141	6
CK Infrastructure Holdings Ltd.	319	2
CLP Holdings Ltd.	837	7
ESR Group Ltd.	937	1
Futu Holdings Ltd. ADR (e)	23	1
Galaxy Entertainment Group Ltd.	930	5
Hang Lung Properties Ltd.	743	1
Hang Seng Bank Ltd.	319	4
Henderson Land Development Co. Ltd.	597	2
HKT Trust & HKT Ltd.	2,244	3
Hong Kong & China Gas Co. Ltd.	5,659	4
Hong Kong Exchanges & Clearing Ltd.	509	17
Hongkong Land Holdings Ltd.	449	2
Jardine Matheson Holdings Ltd.	67	3
Link REIT	1,096	6
MTR Corp. Ltd.	645	3
New World Development Co. Ltd.	627	1
Power Assets Holdings Ltd.	697	4
Sands China Ltd. (e)	1,009	3
Sino Land Co. Ltd.	1,567	2
SITC International Holdings Co. Ltd.	569	1
Sun Hung Kai Properties Ltd.	603	7
Swire Pacific Ltd., Class A	176	1
Swire Properties Ltd.	490	1
Techtronic Industries Co. Ltd.	567	7
WH Group Ltd.	3,895	3
Wharf Holdings Ltd.	457	1

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2023

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Shares	Value (000)
Hong Kong (cont'd)
Wharf Real Estate Investment Co. Ltd.	703	$2
Xinyi Glass Holdings Ltd.	701	1
		154
Ireland (0.2%)
AIB Group PLC	4,327	19
Bank of Ireland Group PLC	2,902	26
CRH PLC	549	38
Flutter Entertainment PLC (e)	124	22
Kerry Group PLC, Class A	111	10
Kingspan Group PLC	108	9
Smurfit Kappa Group PLC	183	7
		131
Israel (0.1%)
Azrieli Group Ltd.	33	2
Bank Hapoalim BM	1,218	11
Bank Leumi Le-Israel BM	1,463	12
Check Point Software Technologies Ltd. (e)	72	11
CyberArk Software Ltd. (e)	32	7
Elbit Systems Ltd.	20	4
Global-e Online Ltd. (e)	69	2
ICL Group Ltd.	594	3
Israel Discount Bank Ltd., Class A	950	5
Mizrahi Tefahot Bank Ltd.	149	6
Monday.com Ltd. (e)	20	4
Nice Ltd. (e)	49	10
Teva Pharmaceutical Industries Ltd. ADR (e)	883	9
Wix.com Ltd. (e)	42	5
		91
Italy (0.5%)
Amplifon SpA	42	1
Assicurazioni Generali SpA	332	7
Banco BPM SpA	2,867	15
Davide Campari-Milano NV	189	2
DiaSorin SpA	7	1
Enel SpA	3,375	25
Eni SpA	775	13
EXOR NV	163	16
Ferrari NV	41	14
FinecoBank Banca Fineco SpA	1,579	24
Infrastrutture Wireless Italiane SpA	168	2
Intesa Sanpaolo SpA	39,881	117
Leonardo SpA	133	2
Mediobanca Banca di Credito Finanziario SpA	1,419	18
Moncler SpA	67	4
Nexi SpA (e)	193	1
Poste Italiane SpA	171	2
Prysmian SpA	86	4
Recordati Industria Chimica e Farmaceutica SpA	36	2
Snam SpA	839	4
Stellantis NV	722	17
Telecom Italia SpA (Milano) (e)	4,974	2
	Shares	Value (000)
Tenaris SA	155	$3
Terna — Rete Elettrica Nazionale	582	5
UniCredit SpA	4,158	113
		414
Japan (0.1%)
Aeon Co. Ltd.	21	1
Ajinomoto Co., Inc.	15	1
Asahi Group Holdings Ltd.	16	1
Asahi Intecc Co. Ltd.	4	—	@
Astellas Pharma, Inc.	33	—	@
Chiba Bank Ltd.	101	1
Chubu Electric Power Co., Inc.	58	1
Chugai Pharmaceutical Co. Ltd.	12	1
Concordia Financial Group Ltd.	203	1
Daiichi Sankyo Co. Ltd.	34	1
Eisai Co. Ltd.	5	—	@
Japan Post Bank Co. Ltd.	277	3
Kansai Electric Power Co., Inc.	63	1
Kao Corp.	15	1
KDDI Corp.	253	8
Kikkoman Corp.	4	—	@
Kirin Holdings Co. Ltd.	25	—	@
Kobayashi Pharmaceutical Co. Ltd.	2	—	@
Kobe Bussan Co. Ltd.	5	—	@
Kose Corp.	1	—	@
Kyowa Kirin Co. Ltd.	5	—	@
M3, Inc.	8	—	@
MatsukiyoCocokara & Co.	11	—	@
MEIJI Holdings Co. Ltd.	8	—	@
Mizuho Financial Group, Inc.	461	8
Nippon Telegraph & Telephone Corp.	5,060	6
Nissin Foods Holdings Co. Ltd.	6	—	@
Olympus Corp.	23	—	@
Ono Pharmaceutical Co. Ltd.	7	—	@
Osaka Gas Co. Ltd.	34	1
Otsuka Holdings Co. Ltd.	7	—	@
Resona Holdings, Inc.	409	2
Seven & i Holdings Co. Ltd.	25	1
Shionogi & Co. Ltd.	5	—	@
Shiseido Co. Ltd.	13	—	@
Shizuoka Financial Group, Inc.	89	1
SoftBank Corp.	487	6
SoftBank Group Corp.	174	8
Sumitomo Mitsui Financial Group, Inc.	243	12
Sumitomo Mitsui Trust Holdings, Inc.	126	2
Suntory Beverage & Food Ltd.	5	—	@
Sysmex Corp.	3	—	@
Takeda Pharmaceutical Co. Ltd.	29	1
Terumo Corp.	12	—	@
Tokyo Electric Power Co. Holdings, Inc. (e)	137	1
Tokyo Gas Co. Ltd.	35	1
Unicharm Corp.	13	1

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2023

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Shares	Value (000)
Japan (cont'd)
Yakult Honsha Co. Ltd.	8	$—	@
		72
Netherlands (0.9%)
ABN AMRO Bank NV CVA	1,408	21
Adyen NV (e)	16	21
Aegon Ltd.	1,210	7
AerCap Holdings NV (e)	150	11
Akzo Nobel NV	127	11
ASM International NV	35	18
ASML Holding NV	298	225
ASR Nederland NV	120	6
Basic-Fit NV (e)	788	25
BE Semiconductor Industries NV	57	9
Coca-Cola Europacific Partners PLC	161	11
DSM BV (e)	148	15
DSM-Firmenich AG	138	14
Heineken Holding NV	96	8
Heineken NV	213	22
IMCD NV	43	7
ING Groep NV	10,819	162
JDE Peet's NV	76	2
Koninklijke Ahold Delhaize NV	747	21
Koninklijke KPN NV	3,041	10
Koninklijke Philips NV	598	14
NN Group NV	202	8
OCI NV	81	2
Prosus NV (e)	1,094	33
Randstad NV	82	5
Universal Music Group NV	606	17
Wolters Kluwer NV	183	26
		731
New Zealand (0.0%) ‡
Auckland International Airport Ltd.	1,019	6
EBOS Group Ltd.	121	3
Fisher & Paykel Healthcare Corp. Ltd.	456	7
Mercury NZ Ltd.	600	2
Meridian Energy Ltd.	1,090	4
Spark New Zealand Ltd.	1,727	5
		27
Norway (0.1%)
Adevinta ASA (e)	249	3
Aker BP ASA	226	7
DNB Bank ASA	656	14
Equinor ASA	642	20
Gjensidige Forsikring ASA	141	3
Kongsberg Gruppen ASA	62	3
Mowi ASA	340	6
Norsk Hydro ASA	922	6
Orkla ASA	518	4
Salmar ASA	53	3
	Shares	Value (000)
Telenor ASA	572	$6
Yara International ASA	118	4
		79
Portugal (0.0%) ‡
EDP — Energias de Portugal SA	2,487	13
EDP Renovaveis SA	245	5
Galp Energia SGPS SA	318	5
Jeronimo Martins SGPS SA	209	5
		28
Singapore (0.2%)
CapitaLand Ascendas REIT	2,402	5
CapitaLand Integrated Commercial Trust REIT	3,433	5
CapitaLand Investment Ltd.	1,735	4
City Developments Ltd.	323	2
DBS Group Holdings Ltd.	1,516	38
Genting Singapore Ltd.	3,898	3
Grab Holdings Ltd., Class A (e)	1,241	4
Jardine Cycle & Carriage Ltd.	66	1
Keppel Corp. Ltd.	940	5
Mapletree Logistics Trust REIT	2,241	3
Mapletree Pan Asia Commercial Trust REIT	1,514	2
Oversea-Chinese Banking Corp. Ltd.	2,838	28
Sea Ltd. ADR (e)	249	10
Seatrium Ltd. (e)	28,712	3
Sembcorp Industries Ltd.	658	3
Singapore Airlines Ltd.	950	5
Singapore Exchange Ltd.	554	4
Singapore Technologies Engineering Ltd.	1,007	3
Singapore Telecommunications Ltd.	6,694	13
United Overseas Bank Ltd.	1,057	23
UOL Group Ltd.	310	1
Wilmar International Ltd.	1,324	4
		169
Spain (0.6%)
Acciona SA	14	2
ACS Actividades de Construccion y Servicios SA	97	4
Aena SME SA	35	7
Amadeus IT Group SA	212	15
Banco Bilbao Vizcaya Argentaria SA	16,172	148
Banco Santander SA	43,800	183
CaixaBank SA	11,190	46
Cellnex Telecom SA (e)	363	14
Corp. ACCIONA Energias Renovables SA	37	1
Enagas SA	138	2
Endesa SA	177	4
Ferrovial SE	241	9
Grifols SA (e)	145	3
Iberdrola SA	3,380	44
Industria de Diseno Textil SA	512	22
Naturgy Energy Group SA	70	2
Redeia Corp. SA	227	4

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2023

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Shares	Value (000)
Spain (cont'd)
Repsol SA	604	$9
Telefonica SA	3,305	13
		532
Sweden (0.5%)
Alfa Laval AB	210	8
Assa Abloy AB, Class B	729	21
Atlas Copco AB, Class A	3,103	51
Beijer Ref AB	289	4
Boliden AB (e)	200	6
Epiroc AB, Class A	762	15
EQT AB	266	8
Essity AB, Class B	460	11
Evolution AB	134	16
Fastighets AB Balder, Class B (e)	491	3
Getinge AB, Class B	176	4
H & M Hennes & Mauritz AB, Class B	471	8
Hexagon AB, Class B	1,513	18
Holmen AB, Class B	60	3
Husqvarna AB, Class B	262	2
Industrivarden AB, Class A	206	7
Indutrade AB	201	5
Investment AB Latour, Class B	110	3
Investor AB, Class B	1,254	29
L E Lundbergforetagen AB, Class B	57	3
Lifco AB, Class B	176	4
Nibe Industrier AB, Class B	1,121	8
Saab AB, Class B	58	4
Sagax AB, Class B	145	4
Sandvik AB	781	17
Securitas AB, Class B	368	4
Skandinaviska Enskilda Banken AB, Class A	1,444	20
Skanska AB, Class B	249	5
SKF AB, Class B	247	5
Svenska Cellulosa AB SCA, Class B	455	7
Svenska Handelsbanken AB, Class A	1,053	11
Swedbank AB, Class A	615	12
Swedish Orphan Biovitrum AB (e)	148	4
Tele2 AB, Class B	487	4
Telefonaktiebolaget LM Ericsson, Class B	2,096	13
Telia Co. AB	2,118	5
Volvo AB, Class A	1,244	33
Volvo Car AB, Class B (e)	449	1
		386
Switzerland (1.5%)
ABB Ltd. (Registered)	1,187	53
Adecco Group AG (Registered)	118	6
Alcon, Inc.	374	29
Avolta AG (Registered) (e)	71	3
Bachem Holding AG	26	2
Baloise Holding AG (Registered)	34	5
Banque Cantonale Vaudoise (Registered)	28	4
Barry Callebaut AG (Registered)	3	5
	Shares	Value (000)
BKW AG	17	$3
Chocoladefabriken Lindt & Spruengli AG	1	12
Cie Financiere Richemont SA, Class A (Registered)	386	53
Clariant AG (Registered) (e)	159	2
EMS-Chemie Holding AG (Registered)	5	4
Geberit AG (Registered)	25	16
Givaudan SA (Registered)	7	29
Helvetia Holding AG (Registered)	28	4
Holcim AG (e)	383	30
Julius Baer Group Ltd.	154	9
Kuehne & Nagel International AG (Registered)	39	13
Logitech International SA (Registered)	121	11
Lonza Group AG (Registered)	56	24
Nestle SA (Registered)	2,052	238
Novartis AG (Registered)	1,548	156
Partners Group Holding AG	17	25
Roche Holding AG	25	8
Roche Holding AG (Genusschein)	529	154
Sandoz Group AG (e)	307	10
Schindler Holding AG	30	8
Schindler Holding AG (Registered)	17	4
SGS SA (Registered)	111	10
SIG Group AG (e)	227	5
Sika AG (Registered)	112	37
Sonova Holding AG (Registered)	38	12
Straumann Holding AG (Registered)	83	13
Swatch Group AG	22	6
Swatch Group AG (Registered)	39	2
Swiss Life Holding AG (Registered)	22	15
Swiss Prime Site AG (Registered)	57	6
Swiss Re AG	223	25
Swisscom AG (Registered)	23	14
Temenos AG (Registered)	47	4
UBS Group AG (Registered) (e)	2,437	76
VAT Group AG	20	10
Zurich Insurance Group AG	108	56
		1,211
United Kingdom (2.3%)
3i Group PLC	755	23
abrdn PLC	1,543	3
Admiral Group PLC	210	7
Anglo American PLC	1,004	25
Antofagasta PLC	305	6
Ashtead Group PLC	340	24
Associated British Foods PLC	281	8
AstraZeneca PLC	1,212	163
Auto Trader Group PLC	717	7
Aviva PLC	2,131	12
BAE Systems PLC	2,345	33
Barclays PLC	14,708	29
Barratt Developments PLC	753	5
Berkeley Group Holdings PLC	83	5
BP PLC	13,232	78

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2023

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Shares	Value (000)
United Kingdom (cont'd)
British American Tobacco PLC	1,653	$48
BT Group PLC	6,343	10
Bunzl PLC	260	11
Burberry Group PLC	284	5
Centrica PLC	4,761	9
Coca-Cola HBC AG (e)	173	5
Compass Group PLC	1,311	36
Croda International PLC	109	7
DCC PLC	77	6
Diageo PLC	1,808	66
Endeavour Mining PLC	144	3
Entain PLC	498	6
Evraz PLC (e)	464	—
Experian PLC	711	29
G4S Ltd. (e)	2,164	7
Glencore PLC	8,083	49
GSK PLC	3,230	60
Haleon PLC	4,472	18
Halma PLC	296	9
Hargreaves Lansdown PLC	301	3
Hikma Pharmaceuticals PLC	133	3
HSBC Holdings PLC	15,087	122
Imperial Brands PLC	666	15
Informa PLC	1,067	11
InterContinental Hotels Group PLC	128	12
Intertek Group PLC	126	7
J Sainsbury PLC	1,346	5
JD Sports Fashion PLC	2,038	4
Kingfisher PLC	1,492	5
Land Securities Group PLC REIT	551	5
Legal & General Group PLC	4,590	15
Lloyds Banking Group PLC	61,952	38
London Stock Exchange Group PLC	323	38
M&G PLC	1,759	5
Melrose Industries PLC	1,065	8
Mondi PLC	383	7
National Grid PLC	3,168	43
NatWest Group PLC	5,620	16
Next PLC	93	10
Ocado Group PLC (e)	464	4
Paragon Offshore PLC (e)(f)	67	—
Pearson PLC	500	6
Persimmon PLC	251	4
Phoenix Group Holdings PLC	587	4
Prudential PLC	2,173	24
Reckitt Benckiser Group PLC	575	40
RELX PLC (LSE)	1,455	58
Rentokil Initial PLC	1,974	11
Rio Tinto PLC	856	64
Rolls-Royce Holdings PLC (e)	6,498	25
Sage Group PLC	795	12
Schroders PLC	637	3
	Shares	Value (000)
Segro PLC REIT	909	$10
Severn Trent PLC	236	8
Shell PLC	5,121	168
Smith & Nephew PLC	694	9
Smiths Group PLC	271	6
Spirax-Sarco Engineering PLC	57	8
SSE PLC	941	22
St. James's Place PLC	439	4
Standard Chartered PLC	2,240	19
Taylor Wimpey PLC	2,751	5
Tesco PLC	5,748	21
Unilever PLC CVA	1,939	94
United Utilities Group PLC	597	8
Vodafone Group PLC	18,193	16
Whitbread PLC	150	7
Wise PLC Class A (e)	487	5
WPP PLC	841	8
		1,857
United States (25.0%)
3M Co.	266	29
A O Smith Corp.	59	5
Abbott Laboratories	856	94
AbbVie, Inc.	865	134
Accenture PLC, Class A	300	105
Adobe, Inc. (e)	217	129
Advanced Micro Devices, Inc. (e)	750	111
AECOM	63	6
AES Corp.	383	7
Aflac, Inc.	268	22
Agilent Technologies, Inc.	145	20
Air Products & Chemicals, Inc.	107	29
Airbnb, Inc., Class A (e)	208	28
Akamai Technologies, Inc. (e)	73	9
Albemarle Corp.	56	8
Albertsons Cos., Inc., Class A	178	4
Alexandria Real Estate Equities, Inc. REIT	81	10
Align Technology, Inc. (e)	37	10
Allegion PLC	42	5
Alliant Energy Corp.	144	7
Allstate Corp.	124	17
Ally Financial, Inc.	128	4
Alnylam Pharmaceuticals, Inc. (e)	61	12
Alphabet, Inc., Class A (e)	5,372	753
Altria Group, Inc.	846	34
Amazon.com, Inc. (e)	4,415	671
Amcor PLC	704	7
Ameren Corp.	150	11
American Electric Power Co., Inc.	295	24
American Express Co.	295	55
American Financial Group, Inc.	34	4
American Homes 4 Rent, Class A REIT	156	6
American International Group, Inc.	334	23
American Tower Corp. REIT	224	48

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2023

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Shares	Value (000)
United States (cont'd)
American Water Works Co., Inc.	111	$15
Ameriprise Financial, Inc.	49	19
AMETEK, Inc.	108	18
Amgen, Inc.	264	76
Amphenol Corp., Class A	284	28
Analog Devices, Inc.	239	47
Annaly Capital Management, Inc. REIT	237	5
ANSYS, Inc. (e)	41	15
Aon PLC, Class A	97	28
APA Corp.	151	5
Apollo Global Management, Inc.	189	18
Apple, Inc.	7,461	1,436
Applied Materials, Inc.	394	64
Aptiv PLC (e)	137	12
Arch Capital Group Ltd. (e)	177	13
Archer-Daniels-Midland Co.	277	20
Ares Management Corp., Class A	77	9
Arista Networks, Inc. (e)	124	29
Arthur J Gallagher & Co.	103	23
Aspen Technology, Inc. (e)	14	3
Assurant, Inc.	25	4
AT&T, Inc.	4,653	78
Atlassian Corp., Class A (e)	75	18
Atmos Energy Corp.	84	10
Autodesk, Inc. (e)	102	25
Automatic Data Processing, Inc.	196	46
AutoZone, Inc. (e)	9	23
AvalonBay Communities, Inc. REIT	68	13
Avantor, Inc. (e)	334	8
Avery Dennison Corp.	39	8
Axon Enterprise, Inc. (e)	34	9
Baker Hughes Co.	490	17
Ball Corp.	153	9
Bank of America Corp.	4,798	162
Bank of New York Mellon Corp.	368	19
Bath & Body Works, Inc.	103	4
Baxter International, Inc.	251	10
Becton Dickinson & Co.	143	35
Bentley Systems, Inc., Class B	103	5
Berkshire Hathaway, Inc., Class B (e)	620	221
Best Buy Co., Inc.	95	7
Bill Holdings, Inc. (e)	47	4
Biogen, Inc. (e)	72	19
BioMarin Pharmaceutical, Inc. (e)	92	9
Bio-Rad Laboratories, Inc., Class A (e)	11	4
Bio-Techne Corp.	78	6
BlackRock, Inc.	71	58
Blackstone, Inc.	339	44
Block, Inc., Class A (e)	263	20
Boeing Co. (e)	272	71
Booking Holdings, Inc. (e)	17	60
Booz Allen Hamilton Holding Corp.	63	8
	Shares	Value (000)
BorgWarner, Inc.	113	$4
Boston Properties, Inc. REIT	73	5
Boston Scientific Corp. (e)	719	42
Bristol-Myers Squibb Co.	1,046	54
Broadcom, Inc.	206	230
Broadridge Financial Solutions, Inc.	56	12
Brown & Brown, Inc.	115	8
Brown-Forman Corp., Class B	159	9
Builders FirstSource, Inc. (e)	60	10
Bunge Global SA	78	8
Burlington Stores, Inc. (e)	31	6
Cadence Design Systems, Inc. (e)	128	35
Caesars Entertainment, Inc. (e)	105	5
Camden Property Trust REIT	51	5
Campbell Soup Co.	98	4
Capital One Financial Corp.	179	23
Cardinal Health, Inc.	122	12
Carlisle Cos., Inc.	24	8
Carlyle Group, Inc.	103	4
CarMax, Inc. (e)	77	6
Carnival Corp. (e)	481	9
Carrier Global Corp.	400	23
Catalent, Inc. (e)	89	4
Caterpillar, Inc.	245	72
Cboe Global Markets, Inc.	50	9
CBRE Group, Inc., Class A (e)	150	14
CDW Corp.	64	15
Celanese Corp.	50	8
Celsius Holdings, Inc. (e)	74	4
Cencora, Inc.	85	17
Centene Corp. (e)	258	19
CenterPoint Energy, Inc.	360	10
Ceridian HCM Holding, Inc. (e)	72	5
CF Industries Holdings, Inc.	95	8
CH Robinson Worldwide, Inc.	56	5
Charles River Laboratories International, Inc. (e)	25	6
Charles Schwab Corp.	719	49
Charter Communications, Inc., Class A (e)	47	18
Cheniere Energy, Inc.	116	20
Chesapeake Energy Corp.	55	4
Chevron Corp.	877	131
Chipotle Mexican Grill, Inc. (e)	13	30
Chubb Ltd.	193	44
Church & Dwight Co., Inc.	125	12
Cigna Group	147	44
Cincinnati Financial Corp.	75	8
Cintas Corp.	44	27
Cisco Systems, Inc.	1,938	98
Citigroup, Inc.	1,295	67
Citizens Financial Group, Inc.	322	11
Cleveland-Cliffs, Inc. (e)	247	5
Clorox Co.	63	9
Cloudflare, Inc., Class A (e)	133	11

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2023

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Shares	Value (000)
United States (cont'd)
CME Group, Inc.	172	$36
CMS Energy Corp.	167	10
CNH Industrial NV	489	6
Coca-Cola Co.	2,094	123
Cognizant Technology Solutions Corp., Class A	242	18
Coinbase Global, Inc., Class A (e)	81	14
Colgate-Palmolive Co.	400	32
Comcast Corp., Class A	1,968	86
Conagra Brands, Inc.	246	7
Confluent, Inc., Class A (e)	89	2
ConocoPhillips	578	67
Consolidated Edison, Inc.	197	18
Constellation Brands, Inc., Class A	80	19
Constellation Energy Corp.	184	22
Cooper Cos., Inc.	25	9
Copart, Inc. (e)	415	20
Corning, Inc.	391	12
Corteva, Inc.	348	17
CoStar Group, Inc. (e)	197	17
Costco Wholesale Corp.	226	149
Coterra Energy, Inc.	370	9
Crowdstrike Holdings, Inc., Class A (e)	108	28
Crown Castle, Inc. REIT	209	24
Crown Holdings, Inc.	59	5
CSX Corp.	959	33
Cummins, Inc.	69	17
CVS Health Corp.	634	50
Danaher Corp.	350	81
Darden Restaurants, Inc.	58	10
Darling Ingredients, Inc. (e)	84	4
Datadog, Inc., Class A (e)	121	15
DaVita, Inc. (e)	27	3
Deckers Outdoor Corp. (e)	13	9
Deere & Co.	132	53
Dell Technologies, Inc., Class C	123	9
Delta Air Lines, Inc.	76	3
Dentsply Sirona, Inc.	4	—	@
Devon Energy Corp.	317	14
Dexcom, Inc. (e)	191	24
Diamondback Energy, Inc.	83	13
Dick's Sporting Goods, Inc.	30	4
Digital Realty Trust, Inc. REIT	145	20
Discover Financial Services	118	13
DocuSign, Inc. (e)	94	6
Dollar General Corp.	114	16
Dollar Tree, Inc. (e)	107	15
Dominion Energy, Inc.	480	23
Domino's Pizza, Inc.	17	7
DoorDash, Inc., Class A (e)	122	12
Dover Corp.	67	10
Dow, Inc.	340	19
DR Horton, Inc.	145	22
	Shares	Value (000)
DraftKings, Inc., Class A (e)	201	$7
Dropbox, Inc., Class A (e)	123	4
DTE Energy Co.	117	13
Duke Energy Corp.	439	43
DuPont de Nemours, Inc.	222	17
Dynatrace, Inc. (e)	119	7
Eastman Chemical Co.	57	5
Eaton Corp. PLC	189	46
eBay, Inc.	261	11
Ecolab, Inc.	122	24
Edison International	220	16
Edwards Lifesciences Corp. (e)	299	23
Electronic Arts, Inc.	122	17
Elevance Health, Inc.	114	54
Eli Lilly & Co.	403	235
Emerson Electric Co.	274	27
Enphase Energy, Inc. (e)	70	9
Entegris, Inc.	72	9
Entergy Corp.	121	12
EOG Resources, Inc.	281	34
EPAM Systems, Inc. (e)	28	8
EQT Corp.	191	7
Equifax, Inc.	58	14
Equinix, Inc. REIT	45	36
Equitable Holdings, Inc.	165	5
Equity Lifestyle Properties, Inc. REIT	85	6
Equity Residential REIT	173	11
Erie Indemnity Co., Class A	12	4
Essential Utilities, Inc.	143	5
Essex Property Trust, Inc. REIT	31	8
Estee Lauder Cos., Inc., Class A	119	17
Etsy, Inc. (e)	59	5
Everest Group Ltd.	20	7
Evergy, Inc.	131	7
Eversource Energy	201	12
Exact Sciences Corp. (e)	90	7
Exelon Corp.	568	20
Expedia Group, Inc. (e)	68	10
Expeditors International of Washington, Inc.	71	9
Extra Space Storage, Inc. REIT	102	16
Exxon Mobil Corp.	1,942	194
F5, Inc. (e)	28	5
FactSet Research Systems, Inc.	18	9
Fair Isaac Corp. (e)	12	14
Fastenal Co.	274	18
FedEx Corp.	113	29
Ferguson PLC	98	19
Fidelity National Financial, Inc.	124	6
Fidelity National Information Services, Inc.	289	17
Fifth Third Bancorp	458	16
First Citizens BancShares, Inc., Class A	7	10
First Horizon Corp.	102	1

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2023

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Shares	Value (000)
United States (cont'd)
First Republic Bank	76	$—	@
First Solar, Inc. (e)	52	9
FirstEnergy Corp.	312	11
Fiserv, Inc. (e)	291	39
FleetCor Technologies, Inc. (e)	34	10
FMC Corp.	61	4
Ford Motor Co.	1,861	23
Fortinet, Inc. (e)	309	18
Fortive Corp.	169	12
Fortune Brands Innovations, Inc.	60	5
Fox Corp., Class A	192	6
Franklin Resources, Inc.	139	4
Freeport-McMoRan, Inc.	691	29
Gaming and Leisure Properties, Inc. REIT	125	6
Garmin Ltd.	73	9
Gartner, Inc. (e)	38	17
GE HealthCare Technologies, Inc.	204	16
Gen Digital, Inc.	275	6
General Dynamics Corp.	110	29
General Electric Co.	514	66
General Mills, Inc.	297	19
General Motors Co.	652	23
Genuine Parts Co.	68	9
Gilead Sciences, Inc.	612	50
Global Payments, Inc.	123	16
Globe Life, Inc.	45	5
GoDaddy, Inc., Class A (e)	67	7
Goldman Sachs Group, Inc.	157	61
Graco, Inc.	81	7
Halliburton Co.	440	16
Hartford Financial Services Group, Inc.	145	12
Hasbro, Inc.	65	3
HCA Healthcare, Inc.	102	28
Healthpeak Properties, Inc. REIT	269	5
HEICO Corp.	57	9
Henry Schein, Inc. (e)	64	5
Hershey Co.	78	15
Hess Corp.	132	19
Hewlett Packard Enterprise Co.	624	11
HF Sinclair Corp.	78	4
Hilton Worldwide Holdings, Inc.	124	23
Hologic, Inc. (e)	121	9
Home Depot, Inc.	474	164
Honeywell International, Inc.	315	66
Hormel Foods Corp.	155	5
Host Hotels & Resorts, Inc. REIT	336	7
Howmet Aerospace, Inc.	187	10
HP, Inc.	428	13
Hubbell, Inc.	25	8
HubSpot, Inc. (e)	22	13
Humana, Inc.	61	28
Huntington Bancshares, Inc.	974	12
	Shares	Value (000)
Huntington Ingalls Industries, Inc.	19	$5
Hyatt Hotels Corp., Class A	22	3
IDEX Corp.	36	8
IDEXX Laboratories, Inc. (e)	41	23
Illinois Tool Works, Inc.	143	37
Illumina, Inc. (e)	79	11
Incyte Corp. (e)	87	5
Ingersoll Rand, Inc.	193	15
Insulet Corp. (e)	34	7
Intel Corp.	2,040	103
Intercontinental Exchange, Inc.	270	35
International Business Machines Corp.	430	70
International Flavors & Fragrances, Inc.	124	10
International Paper Co.	161	6
Interpublic Group of Cos., Inc.	186	6
Intuit, Inc.	133	83
Intuitive Surgical, Inc. (e)	173	58
Invitation Homes, Inc. REIT	293	10
IQVIA Holdings, Inc. (e)	91	21
Iron Mountain, Inc. REIT	139	10
J M Smucker Co.	53	7
Jabil, Inc.	63	8
Jack Henry & Associates, Inc.	35	6
Jacobs Solutions, Inc.	60	8
Jazz Pharmaceuticals PLC (e)	29	4
JB Hunt Transport Services, Inc.	40	8
Johnson & Johnson	1,196	187
Johnson Controls International PLC	350	20
JPMorgan Chase & Co.	1,937	329
Juniper Networks, Inc.	154	5
Kellanova	141	8
Kenvue, Inc.	875	19
Keurig Dr Pepper, Inc.	535	18
KeyCorp	633	9
Keysight Technologies, Inc. (e)	85	14
Kimberly-Clark Corp.	171	21
Kimco Realty Corp. REIT	300	6
Kinder Morgan, Inc.	982	17
KKR & Co., Inc.	274	23
KLA Corp.	65	38
Knight-Swift Transportation Holdings, Inc.	77	4
Kraft Heinz Co.	436	16
Kroger Co.	355	16
L3Harris Technologies, Inc.	91	19
Laboratory Corp. of America Holdings	44	10
Lam Research Corp.	64	50
Lamb Weston Holdings, Inc.	74	8
Las Vegas Sands Corp.	182	9
Lattice Semiconductor Corp. (e)	66	5
Lear Corp.	28	4
Leidos Holdings, Inc.	63	7
Lennar Corp., Class A	120	18
Lennox International, Inc.	15	7

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2023

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Shares	Value (000)
United States (cont'd)
Liberty Broadband Corp., Class C (e)	58	$5
Liberty Global Ltd., Class C (e)	153	3
Liberty Media Corp.-Liberty Formula One, Class C (e)	95	6
Liberty Media Corp.-Liberty SiriusXM, Class C (e)	78	2
Linde PLC	226	93
Live Nation Entertainment, Inc. (e)	76	7
LKQ Corp.	131	6
Lockheed Martin Corp.	107	48
Loews Corp.	91	6
Lowe's Cos., Inc.	275	61
LPL Financial Holdings, Inc.	36	8
Lucid Group, Inc. (e)	486	2
Lululemon Athletica, Inc. (e)	56	29
LyondellBasell Industries NV, Class A	126	12
M&T Bank Corp.	112	15
Manhattan Associates, Inc. (e)	30	6
Marathon Oil Corp.	300	7
Marathon Petroleum Corp.	193	29
Markel Group, Inc. (e)	6	9
MarketAxess Holdings, Inc.	18	5
Marriott International, Inc., Class A	121	27
Marsh & McLennan Cos., Inc.	234	44
Martin Marietta Materials, Inc.	29	14
Marvell Technology, Inc.	418	25
Masco Corp.	108	7
Mastercard, Inc., Class A	400	171
Match Group, Inc. (e)	135	5
McCormick & Co., Inc.	129	9
McDonald's Corp.	347	103
McKesson Corp.	67	31
Medtronic PLC	658	54
MercadoLibre, Inc. (e)	22	35
Merck & Co., Inc.	1,257	137
Meta Platforms, Inc., Class A (e)	1,049	371
MetLife, Inc.	303	20
Mettler-Toledo International, Inc. (e)	10	12
MGM Resorts International (e)	135	6
Microchip Technology, Inc.	262	24
Micron Technology, Inc.	527	45
Microsoft Corp.	3,366	1,266
Mid-America Apartment Communities, Inc. REIT	56	8
Moderna, Inc. (e)	169	17
Molina Healthcare, Inc. (e)	28	10
Molson Coors Beverage Co., Class B	91	6
Mondelez International, Inc., Class A	694	50
MongoDB, Inc. (e)	34	14
Monolithic Power Systems, Inc.	22	14
Monster Beverage Corp. (e)	401	23
Moody's Corp.	79	31
Mosaic Co.	164	6
Motorola Solutions, Inc.	80	25
MSCI, Inc.	38	21
	Shares	Value (000)
Nasdaq, Inc.	166	$10
NetApp, Inc.	102	9
Netflix, Inc. (e)	212	103
Neurocrine Biosciences, Inc. (e)	48	6
Newmont Corp. (TSX)	562	23
News Corp., Class A	184	5
NextEra Energy, Inc.	1,178	72
NIKE, Inc., Class B	583	63
NiSource, Inc.	235	6
Nordson Corp.	25	7
Norfolk Southern Corp.	109	26
Northern Trust Corp.	100	8
Northrop Grumman Corp.	69	32
NRG Energy, Inc.	130	7
Nucor Corp.	120	21
NVIDIA Corp.	1,171	580
NVR, Inc. (e)	2	14
NXP Semiconductors NV	123	28
Occidental Petroleum Corp.	326	19
Okta, Inc. (e)	72	7
Old Dominion Freight Line, Inc.	47	19
Omnicom Group, Inc.	95	8
ON Semiconductor Corp. (e)	212	18
ONEOK, Inc.	286	20
Oracle Corp.	883	93
O'Reilly Automotive, Inc. (e)	29	28
Otis Worldwide Corp.	197	18
Ovintiv, Inc.	128	6
Owens Corning	43	6
PACCAR, Inc.	251	25
Packaging Corp. of America	44	7
Palantir Technologies, Inc., Class A (e)	906	16
Palo Alto Networks, Inc. (e)	144	42
Paramount Global, Class B	248	4
Parker-Hannifin Corp.	61	28
Paychex, Inc.	155	18
Paycom Software, Inc.	26	5
Paylocity Holding Corp. (e)	22	4
PayPal Holdings, Inc. (e)	504	31
Pentair PLC	79	6
PepsiCo, Inc.	701	119
Pfizer, Inc.	2,804	81
PG&E Corp.	1,141	21
Philip Morris International, Inc.	747	70
Phillips 66	215	29
Pinterest, Inc., Class A (e)	273	10
Pioneer Natural Resources Co.	112	25
PNC Financial Services Group, Inc.	267	41
Pool Corp.	19	8
PPG Industries, Inc.	112	17
PPL Corp.	422	11
Principal Financial Group, Inc.	116	9
Procter & Gamble Co.	1,203	176

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2023

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Shares	Value (000)
United States (cont'd)
Progressive Corp.	277	$44
Prologis, Inc. REIT	443	59
Prudential Financial, Inc.	172	18
PTC, Inc. (e)	57	10
Public Service Enterprise Group, Inc.	285	17
Public Storage REIT	77	23
PulteGroup, Inc.	106	11
Qorvo, Inc. (e)	47	5
QUALCOMM, Inc.	533	77
Quanta Services, Inc.	69	15
Quest Diagnostics, Inc.	54	7
Raymond James Financial, Inc.	94	10
Realty Income Corp. REIT	339	19
Regency Centers Corp. REIT	80	5
Regeneron Pharmaceuticals, Inc. (e)	53	47
Regions Financial Corp.	635	12
Reliance Steel & Aluminum Co.	28	8
Repligen Corp. (e)	26	5
Republic Services, Inc.	105	17
ResMed, Inc.	72	12
Revvity, Inc.	62	7
Rivian Automotive, Inc., Class A (e)	335	8
Robert Half, Inc.	52	5
Robinhood Markets, Inc., Class A (e)	206	3
ROBLOX Corp., Class A (e)	198	9
Rockwell Automation, Inc.	54	17
Roku, Inc. (e)	61	6
Rollins, Inc.	139	6
Roper Technologies, Inc.	51	28
Ross Stores, Inc.	162	22
Royal Caribbean Cruises Ltd. (e)	116	15
Royalty Pharma PLC, Class A	191	5
RPM International, Inc.	62	7
RTX Corp.	701	59
S&P Global, Inc.	155	68
Salesforce, Inc. (e)	460	121
SBA Communications Corp. REIT	53	13
Schlumberger NV	685	36
Seagate Technology Holdings PLC	95	8
SEI Investments Co.	54	3
Sempra	356	27
ServiceNow, Inc. (e)	97	69
Sherwin-Williams Co.	116	36
Simon Property Group, Inc. REIT	156	22
Sirius XM Holdings, Inc.	362	2
Skyworks Solutions, Inc.	77	9
Snap, Inc., Class A (e)	488	8
Snap-on, Inc.	25	7
Snowflake, Inc., Class A (e)	134	27
Southern Co.	623	44
Southwest Airlines Co.	71	2
Splunk, Inc. (e)	77	12
	Shares	Value (000)
SS&C Technologies Holdings, Inc.	107	$7
Stanley Black & Decker, Inc.	74	7
Starbucks Corp.	549	53
State Street Corp.	151	12
Steel Dynamics, Inc.	77	9
Steris PLC	49	11
Stryker Corp.	170	51
Sun Communities, Inc. REIT	60	8
Super Micro Computer, Inc. (e)	23	7
Synchrony Financial	198	8
Synopsys, Inc. (e)	72	37
Sysco Corp.	259	19
T Rowe Price Group, Inc.	106	11
Take-Two Interactive Software, Inc. (e)	80	13
Targa Resources Corp.	104	9
Target Corp.	237	34
TE Connectivity Ltd.	150	21
Teledyne Technologies, Inc. (e)	23	10
Teleflex, Inc.	23	6
Teradyne, Inc.	74	8
Tesla, Inc. (e)	1,392	346
Texas Instruments, Inc.	440	75
Texas Pacific Land Corp.	3	5
Textron, Inc.	95	8
Thermo Fisher Scientific, Inc.	191	101
TJX Cos., Inc.	545	51
T-Mobile U.S., Inc.	342	55
Toast, Inc., Class A (e)	161	3
Toro Co.	51	5
Tractor Supply Co.	53	11
Trade Desk, Inc., Class A (e)	216	16
Tradeweb Markets, Inc., Class A	52	5
Trane Technologies PLC	108	26
TransDigm Group, Inc.	26	26
TransUnion	92	6
Travelers Cos., Inc.	109	21
Trimble, Inc. (e)	119	6
Truist Financial Corp.	897	33
Twilio, Inc., Class A (e)	82	6
Tyler Technologies, Inc. (e)	20	8
Tyson Foods, Inc., Class A	148	8
Uber Technologies, Inc. (e)	874	54
UDR, Inc. REIT	149	6
U-Haul Holding Co.	47	3
UiPath, Inc., Class A (e)	186	5
Ulta Beauty, Inc. (e)	23	11
Union Pacific Corp.	288	71
United Parcel Service, Inc., Class B	345	54
United Rentals, Inc.	32	18
United Therapeutics Corp. (e)	23	5
UnitedHealth Group, Inc.	458	241
Unity Software, Inc. (e)	119	5
Universal Health Services, Inc., Class B	31	5

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2023

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Shares	Value (000)
United States (cont'd)
US Bancorp	1,030	$45
Vail Resorts, Inc.	19	4
Valero Energy Corp.	172	22
Veeva Systems, Inc., Class A (e)	76	15
Ventas, Inc. REIT	195	10
Veralto Corp.	113	9
VeriSign, Inc. (e)	44	9
Verisk Analytics, Inc.	69	16
Verizon Communications, Inc.	2,736	103
Vertex Pharmaceuticals, Inc. (e)	128	52
Vertiv Holdings Co.	160	8
VF Corp.	163	3
Viatris, Inc.	598	6
VICI Properties, Inc. REIT	486	15
Visa, Inc., Class A	761	198
Vistra Corp.	187	7
Vulcan Materials Co.	63	14
W R Berkley Corp.	98	7
Walgreens Boots Alliance, Inc.	373	10
Walmart, Inc.	756	119
Walt Disney Co.	880	79
Warner Bros Discovery, Inc. (e)	1,132	13
Waste Connections, Inc.	121	18
Waste Management, Inc.	191	34
Waters Corp. (e)	29	10
Watsco, Inc.	16	7
Webster Financial Corp.	34	2
WEC Energy Group, Inc.	182	15
Wells Fargo & Co.	2,421	119
Welltower, Inc. REIT	248	22
West Pharmaceutical Services, Inc.	36	13
Western Digital Corp. (e)	155	8
Westinghouse Air Brake Technologies Corp.	86	11
Westlake Corp.	19	3
Westrock Co.	124	5
Weyerhaeuser Co. REIT	356	12
Williams Cos., Inc.	591	21
Willis Towers Watson PLC	50	12
Workday, Inc., Class A (e)	99	27
WP Carey, Inc. REIT	103	7
WW Grainger, Inc.	22	18
Wynn Resorts Ltd.	49	4
Xcel Energy, Inc.	315	20
Xylem, Inc.	114	13
Yum! Brands, Inc.	133	17
Zebra Technologies Corp., Class A (e)	25	7
Zillow Group, Inc., Class C (e)	72	4
Zimmer Biomet Holdings, Inc.	105	13
Zoetis, Inc.	227	45
	Shares	Value (000)
Zoom Video Communications, Inc., Class A (e)	116	$8
Zscaler, Inc. (e)	41	9
		20,634
Total Common Stocks (Cost $25,980)		32,391
	No. of Rights
Right (0.0%)‡
United States (0.0%)‡
Contra Abiomed, Inc. (e) (Cost $—@)	14	—	@
	No. of Warrants
Warrants (0.0%)‡
Canada (0.0%)‡
Constellation Software, Inc. expires 3/31/40 (e) (Cost $—)	16	—	@
	Face Amount (000)
Short-Term Investments (14.6%)
U.S. Treasury Securities (3.6%)
U.S. Treasury Bill, 5.33%, 4/18/24 (g)(h)	$660	650
5.36%, 2/1/24 (g)(h)	300	299
5.39%, 2/1/24 (g)(h)	770	766
5.53%, 4/18/24 (g)(h)	1,266	1,246
Total U.S. Treasury Securities (Cost $2,961)		2,961
	Shares
Investment Company (11.0%)
Morgan Stanley Institutional Liquidity Funds — Government Portfolio — Institutional Class (See Note H) (Cost $9,089)	9,088,897	9,089
Total Short-Term Investments (Cost $12,050)		12,050
Total Investments (100.2%) (Cost $77,886) (i)(j)(k)		82,539
Liabilities in Excess of Other Assets (–0.2%)		(172)
Net Assets (100.0%)		$82,367

Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Fund's prospectus and/or statement of additional information relating to geographic classifications.

@  Value is less than $500.

‡  Amount is less than 0.05%.

(a)  Security is subject to delayed delivery.

(b)  Floating or variable rate securities: The rates disclosed are as of December 31, 2023. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description in the Consolidated Portfolio of Investments. Certain variable rate securities may not be based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description in the Consolidated Portfolio of Investments.

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2023

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

(c)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(d)  Perpetual — One or more securities do not have a predetermined maturity date. Rates for these securities are fixed for a period of time after which they revert to a floating rate. Interest rates in effect are as of December 31, 2023.

(e)  Non-income producing security.

(f)  At December 31, 2023, the Fund held a fair valued security at $0, representing 0.0% of net assets. This security has been fair valued using significant unobservable inputs as determined in good faith under procedures established by and under the general supervision of the Company's (as defined herein) Directors.

(g)  Rate shown is the yield to maturity at December 31, 2023.

(h)  All or a portion of the security was pledged to cover margin requirements for swap agreements.

(i)  The approximate fair value and percentage of net assets, $10,119,000 and 12.3%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to Consolidated Financial Statements.

(j)  Securities are available for collateral in connection with securities purchased on a forward commitment basis, open foreign currency forward exchange contracts, futures contracts and swap agreements.

(k)  At December 31, 2023, the aggregate cost for federal income tax purposes is approximately $79,955,000. The aggregate gross unrealized appreciation is approximately $10,948,000 and the aggregate gross unrealized depreciation is approximately $10,170,000, resulting in net unrealized appreciation of approximately $778,000.

ADR  American Depositary Receipt.

CVA  Certificaten Van Aandelen.

DAC  Designated Activity Company.

EURIBOR  Euro Interbank Offered Rate.

IO  Interest Only Security.

LSE  London Stock Exchange.

NYSE  New York Stock Exchange.

OAT  Obligations Assimilables du Trésor (French Treasury Obligation).

REIT  Real Estate Investment Trust.

SOFR  Secured Overnight Financing Rate.

SONIA  Sterling Overnight Index Average.

TBA  To Be Announced.

TSX  Toronto Stock Exchange.

Foreign Currency Forward Exchange Contracts:

The Fund had the following foreign currency forward exchange contracts open at December 31, 2023:

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Delivery Date	Unrealized Appreciation (Depreciation) (000)
Australia & New Zealand Banking Group Ltd.		$392	AUD	609	2/8/24	$23
Bank of America NA	CNH	2,334		$326	3/14/24	(3)
Bank of America NA	GBP	732		$900	2/8/24	(32)
Bank of America NA	PLN	67		$17	3/14/24	(— @)
Bank of America NA		$6	ILS	22	3/14/24	— @
Barclays Bank PLC	CNY	370		$52	2/8/24	(1)
Barclays Bank PLC	EUR	72		$78	2/8/24	(1)
Barclays Bank PLC	EUR	369		$399	3/14/24	(9)
Barclays Bank PLC	GBP	143		$182	2/8/24	(1)
Barclays Bank PLC	NZD	349		$209	2/8/24	(12)
Barclays Bank PLC		$24	AUD	35	3/14/24	(— @)
Barclays Bank PLC		$48	JPY	7,081	2/8/24	2
Barclays Bank PLC		$925	JPY	134,436	2/8/24	34
Barclays Bank PLC		$67	MXN	1,169	3/14/24	2
Barclays Bank PLC		$13	NOK	145	2/8/24	1
Barclays Bank PLC		$1	SEK	14	2/8/24	— @
BNP Paribas SA	AUD	56		$37	3/14/24	(1)
BNP Paribas SA	CAD	91		$67	3/14/24	(2)
BNP Paribas SA	DKK	117		$17	3/14/24	(— @)
BNP Paribas SA	EUR	60		$64	2/8/24	(2)
BNP Paribas SA	EUR	97		$106	3/14/24	(2)
BNP Paribas SA	GBP	16		$20	2/8/24	(— @)
BNP Paribas SA	GBP	16		$20	2/8/24	(— @)
BNP Paribas SA	GBP	29		$37	3/14/24	(1)
BNP Paribas SA	IDR	767,631		$50	2/7/24	(— @)
BNP Paribas SA	IDR	521,937		$34	2/7/24	(— @)
BNP Paribas SA	IDR	1,180,325		$76	2/7/24	(1)
BNP Paribas SA	IDR	369,018		$24	2/7/24	(— @)

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2023

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

Foreign Currency Forward Exchange Contracts (cont'd):

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Delivery Date	Unrealized Appreciation (Depreciation) (000)
BNP Paribas SA	JPY	6,437		$45	3/14/24	$(1)
BNP Paribas SA	JPY	7,049		$50	3/14/24	(—	@)
BNP Paribas SA	SEK	207		$20	3/14/24	(1)
BNP Paribas SA	TWD	242		$8	3/14/24	(—	@)
BNP Paribas SA		$97	AUD	141	3/14/24	(—	@)
BNP Paribas SA		$30	CAD	39	3/14/24	(—	@)
BNP Paribas SA		$40	CHF	33	3/14/24	(—	@)
BNP Paribas SA		$15	CLP	13,453	3/14/24	(—	@)
BNP Paribas SA		$12	COP	50,392	3/14/24	—	@
BNP Paribas SA		$25	HKD	198	3/14/24	—	@
BNP Paribas SA		$3	INR	210	3/14/24	—	@
BNP Paribas SA		$727	MXN	12,784	3/14/24	17
BNP Paribas SA		$23	PLN	94	2/8/24	1
BNP Paribas SA		$24	SGD	33	2/8/24	—	@
Citibank NA		$93	CHF	82	2/8/24	6
Citibank NA		$54	CNY	380	2/8/24	—	@
Citibank NA		$7	CZK	168	3/14/24	—	@
Citibank NA		$27	GBP	21	3/14/24	—	@
Citibank NA		$21	ILS	78	3/14/24	—	@
Goldman Sachs International	AUD	10		$7	3/14/24	(—	@)
Goldman Sachs International	BRL	6,149		$1,240	3/14/24	(17)
Goldman Sachs International	BRL	188		$38	3/14/24	(—	@)
Goldman Sachs International	COP	98,575		$24	2/8/24	(1)
Goldman Sachs International	DKK	11		$2	3/14/24	(—	@)
Goldman Sachs International	HUF	21,508		$60	2/8/24	(2)
Goldman Sachs International	MYR	120		$26	2/8/24	(—	@)
Goldman Sachs International	NOK	6		$1	3/14/24	(—	@)
Goldman Sachs International		$6	CHF	6	3/14/24	—	@
Goldman Sachs International		$436	CNY	3,127	2/8/24	6
Goldman Sachs International		$2	HUF	860	2/8/24	—	@
Goldman Sachs International		$4	JPY	546	2/8/24	—	@
Goldman Sachs International		$360	KRW	464,944	2/8/24	2
Goldman Sachs International		$6	MXN	99	2/8/24	—	@
Goldman Sachs International		$272	MXN	4,784	3/14/24	6
Goldman Sachs International		$45	MXN	778	3/14/24	(—	@)
Goldman Sachs International		$387	TRY	15,162	12/23/24	(11)
JPMorgan Chase Bank NA	CAD	179		$132	3/14/24	(4)
JPMorgan Chase Bank NA	CAD	338		$254	3/14/24	(1)
JPMorgan Chase Bank NA	CNH	683		$95	3/14/24	(1)
JPMorgan Chase Bank NA	DKK	141		$20	2/8/24	(1)
JPMorgan Chase Bank NA	DKK	53		$8	3/14/24	(—	@)
JPMorgan Chase Bank NA	EUR	842		$911	3/14/24	(21)
JPMorgan Chase Bank NA	EUR	148		$163	3/14/24	(1)
JPMorgan Chase Bank NA	GBP	137		$173	3/14/24	(2)
JPMorgan Chase Bank NA	GBP	200		$254	3/14/24	(1)
JPMorgan Chase Bank NA	MXN	336		$19	2/8/24	(1)
JPMorgan Chase Bank NA	NOK	19		$2	3/14/24	(—	@)
JPMorgan Chase Bank NA	NZD	31		$19	3/14/24	(1)
JPMorgan Chase Bank NA	SGD	30		$23	3/14/24	(—	@)
JPMorgan Chase Bank NA	THB	285		$8	2/8/24	(—	@)

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2023

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

Foreign Currency Forward Exchange Contracts (cont'd):

Counterparty	Contracts to Deliver (000)			In Exchange For (000)		Delivery Date	Unrealized Appreciation (Depreciation) (000)
JPMorgan Chase Bank NA		$7		CHF	6	3/14/24	$—	@
JPMorgan Chase Bank NA		$44		HKD	341	3/14/24	—	@
JPMorgan Chase Bank NA		$231		MXN	4,067	3/14/24	5
JPMorgan Chase Bank NA	ZAR	19			$1	3/14/24	(—	@)
State Street Bank and Trust Co.		$18		CLP	15,810	2/8/24	—	@
State Street Bank and Trust Co.		$—	@	HKD	1	3/14/24	—	@
UBS AG	AUD	329			$214	2/8/24	(10)
UBS AG	AUD	39			$26	2/8/24	(1)
UBS AG	CNY	20,090			$2,839	3/14/24	(14)
UBS AG	EUR	350			$379	3/14/24	(9)
UBS AG	EUR	175			$191	2/8/24	(3)
UBS AG	EUR	167			$182	3/14/24	(2)
UBS AG	EUR	50			$55	2/8/24	—	@
UBS AG	HKD	279			$36	3/14/24	(—	@)
UBS AG	IDR	441,166			$28	2/7/24	(—	@)
UBS AG	JPY	2,152			$15	3/14/24	(—	@)
UBS AG	JPY	15,499			$111	3/14/24	(—	@)
UBS AG	KRW	14,096			$11	3/14/24	(—	@)
UBS AG	NOK	285			$26	3/14/24	(2)
UBS AG	THB	608			$17	3/14/24	(1)
UBS AG		$2		AUD	3	2/8/24	—	@
UBS AG		$1,017		AUD	1,495	3/14/24	4
UBS AG		$443		CAD	609	2/8/24	18
UBS AG		$2		CAD	3	2/8/24	—	@
UBS AG		$164		CAD	219	2/8/24	1
UBS AG		$—	@	DKK	3	2/8/24	—	@
UBS AG		$127		EUR	115	3/14/24	(—	@)
UBS AG		$404		GBP	329	2/8/24	16
UBS AG		$237		GBP	194	2/8/24	9
UBS AG		$1		HKD	10	3/14/24	—	@
UBS AG		$1		HUF	419	3/14/24	—	@
UBS AG		$4		IDR	64,177	3/14/24	—	@
UBS AG		$635		JPY	93,806	2/8/24	33
UBS AG		$276		MXN	4,846	3/14/24	6
UBS AG		$242		NZD	394	2/8/24	7
UBS AG		$36		PEN	135	2/8/24	1
UBS AG		$26		RON	122	2/8/24	1
UBS AG		$63		SEK	682	2/8/24	5
UBS AG		$2		TRY	62	3/14/24	—	@
UBS AG	ZAR	327			$17	3/14/24	(1)
Westpac Banking Corp.		$199		EUR	185	2/8/24	6
							$34

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2023

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

Futures Contracts:

The Fund had the following futures contracts open at December 31, 2023:

	Number of Contracts	Expiration Date	Notional Amount (000)			Value (000)	Unrealized Appreciation (Depreciation) (000)
Long:
CAC 40 Index (France)	1	Jan-24	EUR	—	@	$83	$	(— @)
FTSE MIB Index (Italy)	1	Mar-24		—	@	168		(1)
German Euro-Bobl Index (Germany)	4	Mar-24		400		527		9
German Euro-BTP Index (Germany)	1	Mar-24		100		132		5
German Euro-Schatz Index (Germany)	7	Mar-24		700		823		6
Hang Seng Index (Hong Kong)	1	Jan-24	HKD	—	@	110		2
IBEX 35 Index (Spain)	1	Jan-24	EUR	—	@	111		(1)
KFE 10 yr. Treasury Bond Index (Korea, Republic of)	7	Mar-24	KRW	700,000		628		8
Long Gilt Index (United Kingdom)	2	Mar-24	GBP	200		262		14
SGX MSCI Singapore Index (Singapore)	1	Jan-24	SGD	—	@	22		1
SPI 200 Index (Australia)	1	Mar-24	AUD	—	@	129		3
U.S. Treasury 5 yr. Note (United States)	16	Mar-24		$1,600		1,740		32
U.S. Treasury 10 yr. Note (United States)	3	Mar-24		300		339		11
U.S. Treasury 10 yr. Ultra Note (United States)	14	Mar-24		1,400		1,652		68
U.S. Treasury Long Bond (United States)	1	Mar-24		100		125		9
U.S. Treasury Ultra Long Bond (United States)	5	Mar-24		500		668		65
Short:
Euro Stoxx 50 Index (Germany)	16	Mar-24	EUR	(—	@)	(802)		6
FTSE 100 Index (United Kingdom)	1	Mar-24	GBP	(—	@)	(99)		(2)
German Euro-BTP Index (Germany)	11	Mar-24	EUR	(1,100)		(1,447)		(34)
German Euro-Bund Index (Germany)	8	Mar-24		(800)		(1,212)		(37)
MSCI Emerging Market Index (United States)	7	Mar-24	$	(—	@)	(362)		(15)
Nikkei 225 Index (United States)	2	Mar-24	JPY	(1)		(236)		2
S&P 500 E Mini Index (United States)	5	Mar-24	$	(—	@)	(1,205)		(19)
TSE Japanese 10 yr. Bond Index (Japan)	7	Mar-24	JPY	(700,000)		(7,284)		(94)
U.S. Treasury 2 yr. Note (United States)	1	Mar-24		$(200)		(206)		(2)
U.S. Treasury 5 yr. Note (United States)	8	Mar-24		(800)		(870)		(22)
U.S. Treasury 10 yr. Note (United States)	7	Mar-24		(700)		(790)		(12)
U.S. Treasury 10 yr. Ultra Note (United States)	7	Mar-24		(700)		(826)		(36)
								$(34)

Centrally Cleared Interest Rate Swap Agreements:

The Fund had the following centrally cleared interest rate swap agreements open at December 31, 2023:

Swap Counterparty	Floating Rate Index	Pay/ Receive Floating Rate	Fixed Rate	Payment Frequency Paid/ Received	Maturity Date	Notional Amount (000)	Value (000)	Upfront Payment Paid (000)	Unrealized Appreciation (000)
Morgan Stanley & Co. LLC	1 Month CNRR	Pay	2.38%	Quarterly/ Quarterly	11/3/28	7,219	$6	$—	$6
Morgan Stanley & Co. LLC	1 Month CNRR	Pay	2.38	Quarterly/ Quarterly	11/3/28	7,219	6	—	6
Morgan Stanley & Co. LLC	1 Week CNY	Pay	2.56	Quarterly/ Quarterly	5/16/28	11,796	24	—	24
Morgan Stanley & Co. LLC	1 Week CNY	Pay	2.56	Quarterly/ Quarterly	5/16/28	11,796	23	—	23
							$59	$—	$59

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2023

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

Total Return Swap Agreements:

The Fund had the following total return swap agreements open at December 31, 2023:

Swap Counterparty	Index	Pay/ Receive Total Return of Reference Index	Floating Rate	Payment Frequency	Maturity Date	Notional Amount (000)		Value (000)	Upfront Payment Paid (000)	Unrealized Appreciation (Depreciation) (000)
Bank of America NA	MSCI USA Index	Receive	SOFR + 0.45%	Quarterly	7/16/24		$1,925	$176	$—	$176
Barclays Bank PLC	MSCI Daily Total Return World Gross Consumer Staples	Pay	SOFR + 0.10%	Quarterly	5/20/24		809	(30)	—	(30)
Barclays Bank PLC	MSCI World Tobacco Index	Receive	SOFR + 0.25%	Quarterly	5/20/24		834	(2)	—	(2)
BNP Paribas SA	EMU IMI Anti-Value Index††	Pay	ESTR – 0.02%	Quarterly	9/18/24	EUR	614	(21)	—	(21)
BNP Paribas SA	EMU IMI Anti-Value Index††	Pay	ESTR – 0.02%	Quarterly	9/18/24		627	(7)	—	(7)
BNP Paribas SA	EMU IMI Anti-Value Index††	Pay	ESTR – 0.02%	Quarterly	9/18/24		614	(5)	—	(5)
BNP Paribas SA	EMU IMI Anti-Value Index††	Pay	ESTR – 0.02%	Quarterly	9/18/24		612	(8)	—	(8)
BNP Paribas SA	EMU IMI Anti-Value Index††	Pay	ESTR – 0.02%	Quarterly	9/18/24		559	(3)	—	(3)
BNP Paribas SA	EMU IMI Value Index††	Receive	ESTR – 0.35%	Quarterly	9/18/24		612	23	—	23
BNP Paribas SA	EMU IMI Value Index††	Receive	ESTR – 0.35%	Quarterly	9/18/24		629	6	—	6
BNP Paribas SA	EMU IMI Value Index††	Receive	ESTR – 0.35%	Quarterly	9/18/24		616	2	—	2
BNP Paribas SA	EMU IMI Value Index††	Receive	ESTR – 0.35%	Quarterly	9/18/24		611	6	—	6
BNP Paribas SA	EMU IMI Value Index††	Receive	ESTR – 0.35%	Quarterly	9/18/24		558	3	—	3
BNP Paribas SA	MSCI EMU Index	Receive	ESTR – 0.19%	Quarterly	12/24/24		782	(4)	—	(4)
BNP Paribas SA	MSCI EMU Index	Receive	ESTR – 0.17%	Quarterly	12/24/24		777	1	—	1
BNP Paribas SA	MSCI Japan Net Total Return USD Index	Receive	SOFR – 0.01%	Quarterly	2/12/24		$2,821	252	—	252
BNP Paribas SA	Short Global Luxury Index††	Pay	SOFR + 0.24%	Quarterly	6/5/24		341	(13)	—	(13)
BNP Paribas SA	Short Global Luxury Index††	Pay	SOFR + 0.24%	Quarterly	6/5/24		123	(5)	—	(5)
BNP Paribas SA	Short Global Luxury Index††	Pay	SOFR + 0.24%	Quarterly	6/5/24		449	(18)	—	(18)
BNP Paribas SA	Short Global Luxury Index††	Pay	SOFR + 0.24%	Quarterly	6/5/24		195	(8)	—	(8)
Goldman Sachs International	MSCI Emerging Markets Net Total Return Index	Receive	SOFR + 0.21%	Quarterly	1/26/24		5,185	548	—	548
JPMorgan Chase Bank NA	Japan Growth Index††	Pay	SOFR – 0.19%	Quarterly	12/11/24		1,250	(71)	—	(71)
JPMorgan Chase Bank NA	Japan Value Index††	Receive	SOFR + 0.00%	Quarterly	12/11/24		1,248	20	—	20
JPMorgan Chase Bank NA	Korea Growth Index	Pay	SOFR + 0.30%	Quarterly	10/23/24		288	(49)	—	(49)
JPMorgan Chase Bank NA	Korea Value Index	Receive	SOFR + 0.16%	Quarterly	12/11/24		309	30	—	30
JPMorgan Chase Bank NA	MSCI AU Banks	Pay	BBSW + 0.03%	Quarterly	10/23/24	AUD	916	(44)	—	(44)
JPMorgan Chase Bank NA	MSCI AU Banks	Pay	BBSW + 0.03%	Quarterly	10/23/24		600	(34)	—	(34)
JPMorgan Chase Bank NA	MSCI Japan Gross Total Return	Pay	TONAR – 0.08%	Quarterly	12/24/24	JPY	124,399	(5)	—	(5)
JPMorgan Chase Bank NA	MSCI Japan Gross Total Return	Pay	TONAR – 0.06%	Quarterly	12/24/24		122,585	(12)	—	(12)
JPMorgan Chase Bank NA	SPX 1500 Growth Index††	Pay	SOFR + 0.05%	Quarterly	12/9/24		$430	(30)	—	(30)
The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2023

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

Total Return Swap Agreements (cont'd):

Swap Counterparty	Index	Pay/ Receive Total Return of Reference Index	Floating Rate	Payment Frequency	Maturity Date	Notional Amount (000)	Value (000)	Upfront Payment Paid (000)	Unrealized Appreciation (Depreciation) (000)
JPMorgan Chase Bank NA	SPX 1500 Growth Index††	Pay	SOFR + 0.05%	Quarterly	12/9/24	$511	$(34)	$—	$(34)
JPMorgan Chase Bank NA	SPX 1500 Growth Index††	Pay	SOFR + 0.05%	Quarterly	12/9/24	512	(34)	—	(34)
JPMorgan Chase Bank NA	SPX 1500 Value Index††	Receive	SOFR + 0.05%	Quarterly	12/9/24	428	38	—	38
JPMorgan Chase Bank NA	SPX 1500 Value Index††	Receive	SOFR + 0.05%	Quarterly	12/9/24	514	43	—	43
JPMorgan Chase Bank NA	SPX 1500 Value Index††	Receive	SOFR + 0.05%	Quarterly	12/9/24	515	41	—	41
JPMorgan Chase Bank NA	U.S. Broad Growth Index††	Pay	SOFR + 0.40%	Quarterly	12/9/24	1,201	(89)	—	(89)
JPMorgan Chase Bank NA	U.S. Broad Growth Index††	Pay	SOFR + 0.40%	Quarterly	12/9/24	1,427	(102)	—	(102)
JPMorgan Chase Bank NA	U.S. Broad Growth Index††	Pay	SOFR + 0.40%	Quarterly	12/9/24	1,436	(107)	—	(107)
JPMorgan Chase Bank NA	U.S. Broad Value Index††	Receive	SOFR + 0.40%	Quarterly	12/9/24	1,197	103	—	103
JPMorgan Chase Bank NA	U.S. Broad Value Index††	Receive	SOFR + 0.40%	Quarterly	12/9/24	1,435	117	—	117
JPMorgan Chase Bank NA	U.S. Broad Value Index††	Receive	SOFR + 0.40%	Quarterly	12/9/24	1,440	114	—	114
UBS AG	MSCI USA Index	Receive	SOFR + 0.46%	Quarterly	9/24/24	10,099	138	—	138
							$926	$—	$926

††  See tables below for details of the equity basket holdings underlying the swaps.

The following table represents the equity basket top 50 individual holdings underlying the total return swap with EMU IMI Anti-Value Index as of December 31, 2023:

Security Description	Shares	Value (000)	Percentage of Net Assets
EMU IMI Anti-Value Index
Adyen NV	10	$12	0.01%
Air Liquide SA	56	10	0.01
Akzo Nobel NV	138	10	0.01
Alfen NV	183	11	0.01
Amadeus IT Group SA	153	10	0.01
Arcadis NV	202	10	0.01
ASML Holding NV	14	9	0.01
BE Semiconductor Industries	67	9	0.01
Brembo SpA	854	9	0.01
Bureau Veritas SA	437	10	0.01
CA Immobilien Anlagen AG	508	16	0.02
Carl Zeiss Meditec AG	129	13	0.02
CTS Eventim Ag & Co KGaA	189	12	0.01
Dassault Systemes SE	253	11	0.01
Deutsche Boerse AG	69	13	0.02
DSM-Firmenich AG	115	11	0.01
Security Description	Shares	Value (000)	Percentage of Net Assets
EMU IMI Anti-Value Index (cont'd)
Edenred	235	$13	0.02%
Edp Renovaveis SA	589	11	0.01
Encavis AG	728	11	0.01
ERG SpA	368	11	0.01
Ferrovial SE	275	9	0.01
Fuchs SE — Pref	228	9	0.01
Gecina SA	112	12	0.02
IMCD NV	59	9	0.01
Inmobiliaria Colonial Socimi SA	1,930	13	0.02
Kingspan Group PLC	119	9	0.01
Kone OYJ — Class B	219	10	0.01
Mandatum OYJ	2,459	10	0.01
Mtu Aero Engines AG	48	9	0.01
Nemetschek SE	142	11	0.01
Neoen SA	304	9	0.01
Nokian Renkaat OYJ	1,153	10	0.01
Nordex SE	940	10	0.01
OCI NV	511	13	0.02

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2023

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

Security Description	Shares	Value (000)	Percentage of Net Assets
EMU IMI Anti-Value Index (cont'd)
Prosus NV	530	$14	0.02%
QT Group OYJ	170	11	0.01
Rational AG	13	9	0.01
Sampo OYJ — A Shares	230	9	0.01
SAP SE	77	11	0.01
Sartorius Stedim Biotech	38	9	0.01
Schneider Electric SE	50	9	0.01
Scout24 SE	181	12	0.01
SES-Imagotag	79	11	0.01
Siemens Healthineers AG	229	12	0.01
Solaria Energía y Medio Ambiente SA	581	11	0.01
Symrise AG	94	9	0.01
Universal Music Group NV	467	12	0.01
Upm-Kymmene OYJ	304	10	0.01
Warehouses De Pauw SCA	440	13	0.02
Wolters Kluwer	72	9	0.01

The following table represents the equity basket top 50 individual holdings underlying the total return swap with EMU IMI Value Index as of December 31, 2023:

Security Description	Shares	Value (000)	Percentage of Net Assets
EMU IMI Value Index
Acerinox SA	1,154	$12	0.01%
Air France-KLM	994	14	0.02
Aperam	375	12	0.01
Arcelormittal	483	12	0.02
Aroundtown SA	7,160	18	0.02
Atos SE	1,869	13	0.02
Bayer AG — Reg	399	13	0.02
Bollore SE	1,985	11	0.01
Bouygues SA	337	12	0.01
Buzzi SpA	425	12	0.01
CGG SA	15,661	9	0.01
Compagnie De Saint Gobain	192	13	0.02
Covivio	346	17	0.02
Daimler Truck Holding AG	371	13	0.02
Deutsche Bank AG-Registered	718	9	0.01
Deutsche Lufthansa — Reg	1,523	12	0.01
Deutsche Pfandbriefbank AG	1,467	9	0.01
D'Ieteren Group	82	15	0.02
Eiffage	125	12	0.01
Elis SA	617	12	0.01
Fresenius Medical Care AG	302	11	0.01
Fresenius SE & Co. KGaA	406	11	0.01
Heidelberg Materials AG	145	12	0.01
Indra Sistemas SA	835	12	0.01
Ipsen	123	13	0.02
Iveco Group NV	1,537	13	0.02
JDE Peet's NV	580	14	0.02
Kion Group AG	352	14	0.02
Security Description	Shares	Value (000)	Percentage of Net Assets
EMU IMI Value Index (cont'd)
Klepierre	659	$16	0.02%
Koninklijke Bam Groep NV	4,287	10	0.01
Leonardo SpA	876	13	0.02
Mercedes-Benz Group AG	166	10	0.01
Nn Group NV	250	9	0.01
Nokia OYJ	4,461	14	0.02
Outokumpu OYJ	2,692	12	0.01
OVS SpA	4,023	9	0.01
Prosiebensat.1 Media SE	2,241	12	0.02
Rexel SA	492	12	0.01
Sanofi	142	13	0.02
Siltronic AG	128	11	0.01
Sopra Steria Group	58	11	0.01
Stellantis NV	497	11	0.01
Stmicroelectronics NV	244	11	0.01
Teleperformance	135	18	0.02
Tenaris SA	565	9	0.01
Tietoevry OYJ	580	13	0.02
Unipol Gruppo SpA	3,028	16	0.02
Vallourec SA	691	10	0.01
Volkswagen AG	84	10	0.01
Volkswagen AG — Pref	91	10	0.01

The following table represents the equity basket holdings underlying the total return swap with Short Global Luxury Index as of December 31, 2023:

Security Description	Shares	Value (000)	Percentage of Net Assets
Short Global Luxury Index
Brunello Cucinelli SpA	199	$20	0.02%
Burberry Group PLC	1,109	20	0.02
Cie Financiere Richemo — Class A Reg	1,319	182	0.22
Hermes International	93	198	0.24
Hugo Boss AG	210	16	0.02
Kering	342	151	0.18
LVMH Moet Hennessy Louis Vuitton	239	194	0.24
Moncler SpA	813	50	0.06
Salvatore Ferragamo SpA	530	7	0.01
Swatch Group AG	150	41	0.05
Tapestry, Inc.	693	26	0.03
Tod's SpA	104	4	0.00

The following table represents the equity basket holdings underlying the total return swap with Japan Growth Index as of December 31, 2023:

Security Description	Shares	Value (000)	Percentage of Net Assets
Japan Growth Index
Advantest Corp.	7,517	$256	0.31%
Asahi Intecc Co. Ltd.	11,696	238	0.29
Baycurrent Consulting, Inc.	6,968	245	0.30
Capcom Co. Ltd.	6,775	219	0.27

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2023

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

Security Description	Shares	Value (000)	Percentage of Net Assets
Japan Growth Index (cont'd)
Daifuku Co. Ltd.	12,281	$249	0.30%
Daiichi Sankyo Co. Ltd.	7,917	218	0.26
Daikin Industries Ltd.	1,521	248	0.30
Disco Corp.	1,087	270	0.33
Fanuc Corp.	8,081	238	0.29
Fast Retailing Co. Ltd.	894	222	0.27
GLP J-REIT	241	240	0.29
Hoshizaki Corp.	6,985	256	0.31
Hoya Corp.	2,004	251	0.30
Japan Exchange Group, Inc.	11,274	239	0.29
JSR Corp.	8,358	239	0.29
Keisei Electric Railway Co.	5,395	255	0.31
Keyence Corp.	534	236	0.29
Kikkoman Corp.	3,603	221	0.27
Kobe Bussan Co. Ltd.	8,215	243	0.30
Lasertec Corp.	942	249	0.30
Makita Corp.	8,539	236	0.29
Mcdonald's Holdings Co.	5,332	231	0.28
Monotaro Co. Ltd.	22,701	248	0.30
Nexon Co. Ltd.	10,316	188	0.23
Nippon Building Fund, Inc.	54	233	0.28
Nippon Paint Holdings Co. Ltd.	29,994	243	0.29
Nippon Prologis REIT, Inc.	124	238	0.29
Nissan Chemical Corp.	6,337	248	0.30
Obic Co Ltd.	1,392	240	0.29
Oriental Land Co. Ltd.	6,446	240	0.29
Osaka Gas Co. Ltd.	11,570	242	0.29
Rakuten Group, Inc.	56,998	254	0.31
Recruit Holdings Co. Ltd.	6,176	262	0.32
SMC Corp.	451	243	0.29
Sompo Holdings, Inc.	4,829	236	0.29
T&D Holdings, Inc.	14,510	231	0.28
Toho Co. Ltd.	6,175	209	0.25
Tokio Marine Holdings, Inc.	8,901	223	0.27
Tokyo Electron Ltd.	1,428	256	0.31
Trend Micro, Inc.	3,956	212	0.26
Unicharm Corp.	6,896	250	0.30
Yaskawa Electric Corp.	6,176	258	0.31
Zensho Holdings Co. Ltd.	4,512	237	0.29
Zozo, Inc.	10,651	240	0.29

The following table represents the equity basket holdings underlying the total return swap with Japan Value Index as of December 31, 2023:

Security Description	Shares	Value (000)	Percentage of Net Assets
Japan Value Index
AGC, Inc.	6,659	$248	0.30%
Ana Holdings, Inc.	11,625	253	0.31
Asahi Group Holdings Ltd.	6,345	237	0.29
Brother Industries Ltd.	13,949	223	0.27
Security Description	Shares	Value (000)	Percentage of Net Assets
Japan Value Index (cont'd)
Canon, Inc.	9,202	$237	0.29%
Daiwa House Industry Co. Ltd.	8,073	245	0.30
Dentsu Group, Inc.	9,141	235	0.29
Hitachi Construction Machine	9,355	248	0.30
Honda Motor Co. Ltd.	23,260	242	0.29
Isuzu Motors Ltd.	18,251	235	0.29
Japan Post Insurance Co. Ltd.	13,390	238	0.29
JFE Holdings, Inc.	16,604	258	0.31
Kansai Electric Power Co., Inc.	17,505	233	0.28
Kddi Corp.	7,620	243	0.29
Kirin Holdings Co. Ltd.	16,708	245	0.30
Komatsu Ltd.	9,512	249	0.30
Marubeni Corp.	15,136	240	0.29
Mazda Motor Corp.	22,492	243	0.30
Mitsubishi Corp	15,267	244	0.30
Mitsui & Co. Ltd.	6,678	251	0.30
Mitsui Osk Lines Ltd.	8,540	274	0.33
Mizuho Financial Group, Inc.	14,474	248	0.30
NEC Corp.	4,319	256	0.31
Nippon Steel Corp.	10,209	234	0.28
Nippon Telegraph & Telephone	204,985	251	0.30
Nippon Yusen Kabushiki Kaisha	8,750	272	0.33
Nissan Motor Co. Ltd.	61,074	240	0.29
Nomura Real Estate Holdings	9,503	250	0.30
NTT Data Group Corp.	20,010	284	0.34
Oji Holdings Corp.	66,573	257	0.31
Ono Pharmaceutical Co. Ltd.	13,178	235	0.29
Orix Corp.	12,912	244	0.30
Otsuka Holdings Co. Ltd.	6,172	232	0.28
Panasonic Holdings Corp.	24,193	240	0.29
Ricoh Co. Ltd.	29,770	229	0.28
SBI Holdings, Inc.	11,109	250	0.30
Seiko Epson Corp.	16,442	246	0.30
Seven & I Holdings Co. Ltd.	6,039	240	0.29
Shionogi & Co. Ltd.	5,008	242	0.29
Subaru Corp.	13,067	240	0.29
Sumco Corp.	17,026	256	0.31
Sumitomo Corp.	11,234	245	0.30
Sumitomo Realty & Development Co. Ltd.	8,136	242	0.29
Toyota Tsusho Corp.	4,155	245	0.30

The following table represents the equity basket top 50 individual holdings underlying the total return swap with SPX 1500 Growth Index as of December 31, 2023:

Security Description	Shares	Value (000)	Percentage of Net Assets
SPX 1500 Growth Index
Aaon, Inc.	770	$57	0.07%
Arrowhead Pharmaceuticals, Inc.	1,991	61	0.07
Balchem Corp.	390	58	0.07
Bank of Hawaii Corp.	782	57	0.07

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2023

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

Security Description	Shares	Value (000)	Percentage of Net Assets
SPX 1500 Growth Index (cont'd)
Blackstone, Inc.	426	$56	0.07%
Burlington Stores, Inc.	280	54	0.07
Capitol Federal Financial, Inc.	8,600	55	0.07
Century Aluminum Company	6,082	74	0.09
Corcept Therapeutics, Inc.	1,858	60	0.07
Corvel Corp.	226	56	0.07
Cytokinetics, Inc.	1,460	122	0.15
Elf Beauty, Inc.	389	56	0.07
Exp World Holdings, Inc.	3,771	59	0.07
Floor & Decor Holdings, Inc. — Class A	499	56	0.07
Gentherm, Inc.	1,059	55	0.07
Glacier Bancorp, Inc.	1,350	56	0.07
Glaukos Corp.	777	62	0.07
Hilltop Holdings, Inc.	1,565	55	0.07
Illumina, Inc.	435	61	0.07
Installed Building Products	318	58	0.07
Insulet Corp.	257	56	0.07
Lattice Semiconductor Corp.	807	56	0.07
Lululemon Athletica, Inc.	107	55	0.07
Marketaxess Holdings, Inc.	196	58	0.07
Meta Platforms, Inc. — Class A	153	54	0.07
Mister Car Wash, Inc.	6,383	55	0.07
Monolithic Power Systems, Inc.	88	55	0.07
Mp Materials Corp.	3,011	60	0.07
News Corp. — Class A	2,268	56	0.07
Novanta, Inc.	337	57	0.07
Park National Corp.	414	55	0.07
Pebblebrook Hotel Trust	3,714	59	0.07
Penumbra, Inc.	220	55	0.07
Pra Group, Inc.	2,412	63	0.08
Quanta Services, Inc.	260	56	0.07
Repligen Corp.	318	57	0.07
Seacoast Banking Corp.	1,977	56	0.07
Servisfirst Bancshares, Inc.	884	59	0.07
Shake Shack, Inc. — Class A	798	59	0.07
Sherwin-Williams Co.	174	54	0.07
Sitime Corp.	462	56	0.07
Sl Green Realty Corp.	1,203	54	0.07
Techtarget	1,586	55	0.07
Tempur Sealy International, Inc.	1,123	57	0.07
Trex Company, Inc.	674	56	0.07
Triumph Financial, Inc.	700	56	0.07
Vicor Corp.	1,296	58	0.07
Wolfspeed, Inc.	1,256	55	0.07
Xpel. Inc.	1,019	55	0.07
Yeti Holdings, Inc.	1,093	57	0.07

The following table represents the equity basket top 50 individual holdings underlying the total return swap with SPX 1500 Value Index as of December 31, 2023:

Security Description	Shares	Value (000)	Percentage of Net Assets
SPX 1500 Value Index
Adeia, Inc.	5,163	$64	0.08%
Adtran Holdings, Inc.	8,089	59	0.07
Albemarle Corp.	423	61	0.07
Alpha & Omega Semiconductor	2,250	59	0.07
Amkor Technology, Inc.	1,728	57	0.07
Associated Banc-Corp.	2,618	56	0.07
Bloomin' Brands, Inc.	2,022	57	0.07
Bread Financial Holdings, Inc.	1,683	55	0.07
Cerence, Inc.	2,853	56	0.07
Citizens Financial Group	1,722	57	0.07
Coca-Cola Consolidated, Inc.	66	61	0.07
Consensus Cloud Solution, Inc.	2,179	57	0.07
Cushman & Wakefield PLC	5,680	61	0.07
Customers Bancorp, Inc.	999	58	0.07
Deluxe Corp.	2,596	56	0.07
Digital Turbine, Inc.	8,076	55	0.07
Dime Community Bancshares, Inc.	2,187	59	0.07
Diodes, Inc.	715	58	0.07
Eagle Bancorp, Inc.	1,914	58	0.07
Encore Wire Corp.	260	56	0.07
G-Iii Apparel Group Ltd.	1,680	57	0.07
Greenbrier Companies, Inc.	1,263	56	0.07
Hertz Global Holdings, Inc.	5,502	57	0.07
Hope Bancorp, Inc.	4,766	58	0.07
Hub Group, Inc. — Class A	619	57	0.07
Invesco Ltd.	3,321	59	0.07
M/I Homes, Inc.	444	61	0.07
Macy's, Inc.	2,917	59	0.07
Marinemax, Inc.	1,501	58	0.07
Mativ Holdings, Inc.	3,683	56	0.07
Meritage Homes Corp.	331	58	0.07
Nu Skin Enterprises, Inc. — Class A	2,850	55	0.07
ODP Corp.	1,058	60	0.07
Organon & Co.	4,255	61	0.07
Photronics, Inc.	2,374	74	0.09
Preferred Bank	762	56	0.07
PVH Corp.	470	57	0.07
Revvity, Inc.	542	59	0.07
Sally Beauty Holdings, Inc.	4,830	64	0.08
Sensata Technologies Holding	1,480	56	0.07
Skyworks Solutions, Inc.	499	56	0.07
Stonex Group, Inc.	757	56	0.07
Taylor Morrison Home Corp.	1,050	56	0.07
The Cigna Group	189	57	0.07
Tri Pointe Homes, Inc.	1,602	57	0.07
Viatris, Inc.	5,117	55	0.07
Virtus Investment Partners	241	58	0.07
Walgreens Boots Alliance, Inc.	2,376	62	0.08
Wk Kellogg Co.	4,255	56	0.07
Xerox Holdings Corp.	3,525	65	0.08

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2023

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

The following table represents the equity basket top 50 individual holdings underlying the total return swap with U.S. Broad Growth Index as of December 31, 2023:

Security Description	Shares	Value (000)	Percentage of Net Assets
U.S. Broad Growth Index
10X Genomics, Inc. — Class A	923	$52	0.06%
Aaon, Inc.	655	48	0.06
Affirm Holdings, Inc.	1,145	56	0.07
Agilon Health, Inc.	3,783	47	0.06
Atlassian Corp. — Class A	220	52	0.06
Balchem Corp.	333	50	0.06
Bank Of Hawaii Corp.	665	48	0.06
Biolife Solutions, Inc.	3,066	50	0.06
Blackstone, Inc.	362	47	0.06
Century Aluminum Company	5,185	63	0.08
Coinbase Global, Inc. — Class A	289	50	0.06
Corcept Therapeutics, Inc.	1,593	52	0.06
Corvel Corp.	193	48	0.06
Credit Acceptance Corp.	95	51	0.06
Cytokinetics, Inc.	1,237	103	0.13
ELF Beauty, Inc.	335	48	0.06
Freshpet, Inc.	576	50	0.06
Ginkgo Bioworks Holdings, Inc.	30,320	51	0.06
Glacier Bancorp, Inc.	1,150	48	0.06
Glaukos Corp.	667	53	0.06
Hubspot, Inc.	84	49	0.06
Inspire Medical Systems, Inc.	277	56	0.07
Installed Building Products	272	50	0.06
Insulet Corp.	218	47	0.06
Jetblue Airways Corp.	8,726	48	0.06
Keysight Technologies, In.	303	48	0.06
Lattice Semiconductor Corp.	687	47	0.06
Marketaxess Holdings, Inc.	167	49	0.06
Mp Materials Corp.	2,556	51	0.06
News Corp. — Class A	1,934	47	0.06
Novanta, Inc.	286	48	0.06
Pebblebrook Hotel Trust	3,137	50	0.06
Pra Group, Inc.	2,057	54	0.07
Procore Technologies, Inc.	690	48	0.06
Quanta Services, Inc.	222	48	0.06
Repligen Corp.	271	49	0.06
Roivant Sciences Ltd.	4,300	48	0.06
Seacoast Banking Corp.	1,678	48	0.06
Servisfirst Bancshares, Inc.	755	50	0.06
Shake Shack, Inc. — Class A	682	51	0.06
Siteone Landscape Supply, Inc.	291	47	0.06
Sitime Corp.	395	48	0.06
Sofi Technologies, Inc.	5,320	53	0.06
Southern Copper Corp.	579	50	0.06
Tempur Sealy International, Inc.	957	49	0.06
Toast, Inc. — Class A	2,819	51	0.06
Trex Company, Inc.	576	48	0.06
Triumph Financial, Inc.	598	48	0.06
Ultragenyx Pharmaceutical, Inc.	1,027	49	0.06
Vicor Corp.	1,101	49	0.06

The following table represents the equity basket top 50 individual holdings underlying the total return swap with U.S. Broad Value Index as of December 31, 2023:

Security Description	Shares	Value (000)	Percentage of Net Assets
U.S. Broad Value Index
Adeia, Inc.	4,418	$55	0.07%
Adtran Holdings, Inc.	6,927	51	0.06
Alpha & Omega Semiconductor	1,920	50	0.06
Amkor Technology, Inc.	1,485	49	0.06
Associated Banc-Corp	2,235	48	0.06
Bloomin' Brands, Inc.	1,730	49	0.06
Bread Financial Holdings, Inc.	1,443	48	0.06
Catalyst Pharmaceuticals, Inc.	2,841	48	0.06
Cerence, Inc.	2,454	48	0.06
Citizens Financial Group	1,470	49	0.06
Coca-Cola Consolidated, Inc.	56	52	0.06
Comerica, Inc.	864	48	0.06
Consensus Cloud Solution, Inc.	1,848	48	0.06
Cushman & Wakefield PLC	4,877	53	0.06
Customers Bancorp, Inc.	857	49	0.06
Dime Community Bancshares, Inc.	1,867	50	0.06
Diodes, Inc.	612	49	0.06
Eagle Bancorp, Inc.	1,641	49	0.06
Envestnet, Inc.	1,034	51	0.06
G-Iii Apparel Group Ltd.	1,448	49	0.06
Hertz Global Holdings, Inc.	4,685	49	0.06
Hope Bancorp, Inc.	4,074	49	0.06
Hub Group, Inc. — Class A	528	49	0.06
Incyte Corp.	764	48	0.06
Ingevity Corp.	1,071	51	0.06
Invesco Ltd.	2,841	51	0.06
Jones Lang Lasalle, Inc.	262	49	0.06
M/I Homes, Inc.	381	52	0.06
Macy's, Inc.	2,492	50	0.06
Maravai LifeSciences Holdings, Inc. — Class A	7,970	52	0.06
Marinemax, Inc.	1,282	50	0.06
Mativ Holdings, Inc.	3,129	48	0.06
Meritage Homes Corp.	284	49	0.06
Odp Corp.	909	51	0.06
Organon & Co.	3,616	52	0.06
Photronics, Inc.	2,032	64	0.08
PVH Corp.	403	49	0.06
Sally Beauty Holdings, Inc.	4,122	55	0.07
Sensata Technologies Holding	1,264	48	0.06
Skyworks Solutions, Inc.	428	48	0.06
Stonex Group, Inc.	648	48	0.06
Taylor Morrison Home Corp.	899	48	0.06
The Cigna Group	161	48	0.06
Tri Pointe Homes, Inc.	1,370	49	0.06
U-Haul Holding Co. — Non Voting	753	53	0.06
Ultra Clean Holdings, Inc.	1,500	51	0.06
Virtus Investment Partners	206	50	0.06
Walgreens Boots Alliance, Inc.	2,030	53	0.06
Western Alliance Bancorp	781	51	0.06
Xerox Holdings Corp.	3,023	55	0.07

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2023

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

@  Value/Notional amount is less than $500.

AGC  Assured Guaranty Corporation.

BBSW  Bank Bill Swap Rate.

CAC  Cotation Assistée en Continu.

EMU  European Economic and Monetary Union.

ESTR  Euro Short-Term Rate.

FTSE  Financial Times Stock Exchange.

IBEX  Índice Bursátil Español.

IMI  Investable Market Index.

KFE  Korean Futures Exchange.

MIB  Milano Indice di Borsa.

MSCI  Morgan Stanley Capital International.

REIT  Real Estate Investment Trust.

SGX  Singapore Exchange Ltd.

SOFR  Secured Overnight Financing Rate.

SPI  Schedule Performance Index.

TONAR  Tokyo Overnight Average Rate.

TSE  Toronto Stock Exchange.

USD  — United States Dollar

AUD  — Australian Dollar

BRL  — Brazilian Real

CAD  — Canadian Dollar

CNY  — Chinese Yuan Renminbi

COP  — Colombian Peso

CZK  — Czech Koruna

DKK  — Danish Krone

EUR  — Euro

GBP  — British Pound

HKD  — Hong Kong Dollar

HUF  — Hungarian Forint

IDR  — Indonesian Rupiah

JPY  — Japanese Yen

KRW  — South Korean Won

MXN  — Mexican Peso

MYR  — Malaysian Ringgit

NOK  — Norwegian Krone

NZD  — New Zealand Dollar

PLN  — Polish Zloty

SEK  — Swedish Krona

SGD  — Singapore Dollar

THB  — Thai Baht

USD  — United States Dollar

Portfolio Composition

Classification	Percentage of Total Investments
Fixed Income Securities	46.2%
Common Stocks	39.2
Short-Term Investments	14.6
Total Investments	100.0	%*

*  Does not include open futures contracts with a value of approximately $22,858,000 and net unrealized depreciation of approximately $34,000. Does not include open foreign currency forward exchange contracts with net unrealized appreciation of approximately $34,000. Also does not include open swap agreements with net unrealized appreciation of approximately $985,000.

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2023

Global Strategist Portfolio

Consolidated Statement of Assets and Liabilities	December 31, 2023 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $68,797)	$73,450
Investment in Security of Affiliated Issuer, at Value (Cost $9,089)	9,089
Total Investments in Securities, at Value (Cost $77,886)	82,539
Foreign Currency, at Value (Cost $432)	339
Unrealized Appreciation on Swap Agreements	1,661
Receivable for Variation Margin on Futures Contracts	526
Interest Receivable	326
Unrealized Appreciation on Foreign Currency Forward Exchange Contracts	212
Receivable for Investments Sold	151
Due from Broker	150
Receivable for Variation Margin on Swap Agreements	102
Receivable for Swap Agreements Termination	99
Tax Reclaim Receivable	39
Receivable from Affiliate	32
Due from Adviser	30
Dividends Receivable	28
Receivable for Fund Shares Sold	—	@
Other Assets	11
Total Assets	86,245
Liabilities:
Payable for Investments Purchased	1,382
Due to Broker	1,100
Unrealized Depreciation on Swap Agreements	735
Unrealized Depreciation on Foreign Currency Forward Exchange Contracts	178
Payable for Fund Shares Redeemed	134
Payable to Bank	99
Payable for Custodian Fees	57
Payable for Servicing Fees	27
Payable for Professional Fees	11
Payable for Administration Fees	6
Payable for Transfer Agency Fees	2
Payable for Distribution Fees — Class II Shares	1
Deferred Capital Gain Country Tax	—	@
Other Liabilities	146
Total Liabilities	3,878
NET ASSETS	$82,367
Net Assets Consist of:
Paid-in-Capital	$81,844
Total Distributable Earnings	523
Net Assets	$82,367
CLASS I:
Net Assets	$68,557
Net Asset Value, Offering and Redemption Price Per Share Applicable to 8,000,387 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$8.57
CLASS II:
Net Assets	$13,810
Net Asset Value, Offering and Redemption Price Per Share Applicable to 1,625,759 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$8.49

@  Amount is less than $500.

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2023

Global Strategist Portfolio

Consolidated Statement of Operations	Year Ended December 31, 2023 (000)
Investment Income:
Interest from Securities of Unaffiliated Issuers (Net of $11 of Foreign Taxes Withheld)	$1,225
Dividends from Securities of Unaffiliated Issuers (Net of $50 of Foreign Taxes Withheld)	667
Dividends from Security of Affiliated Issuer (Note H)	478
Total Investment Income	2,370
Expenses:
Advisory Fees (Note B)	607
Custodian Fees (Note G)	240
Professional Fees	151
Pricing Fees	128
Servicing Fees (Note D)	125
Administration Fees (Note C)	65
Distribution Fees — Class II Shares (Note E)	34
Shareholder Reporting Fees	16
Transfer Agency Fees (Note F)	14
Directors' Fees and Expenses	7
Registration Fees	— @
Other Expenses	16
Total Expenses	1,403
Waiver of Advisory Fees (Note B)	(607)
Expenses Reimbursed by Adviser (Note B)	(34)
Waiver of Distribution Fees — Class II Shares (Note E)	(21)
Rebate from Morgan Stanley Affiliate (Note H)	(16)
Reimbursement of Transfer Agency Fees (Note B)	(6)
Net Expenses	719
Net Investment Income	1,651
Realized Gain (Loss):
Investments Sold	(2,888)
Foreign Currency Forward Exchange Contracts	(566)
Foreign Currency Translation	(34)
Futures Contracts	(292)
Swap Agreements	3,608
Net Realized Loss	(172)
Change in Unrealized Appreciation (Depreciation):
Investments (Net of Decrease in Deferred Capital Gain Country Tax of $—@)	9,650
Foreign Currency Forward Exchange Contracts	(107)
Foreign Currency Translation	(84)
Futures Contracts	(199)
Swap Agreements	(158)
Net Change in Unrealized Appreciation (Depreciation)	9,102
Net Realized Loss and Change in Unrealized Appreciation (Depreciation)	8,930
Net Increase in Net Assets Resulting from Operations	$10,581

@  Amount is less than $500.

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2023

Global Strategist Portfolio

Consolidated Statements of Changes in Net Assets	Year Ended December 31, 2023 (000)	Year Ended December 31, 2022 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$1,651	$1,384
Net Realized Loss	(172)	(6,319)
Net Change in Unrealized Appreciation (Depreciation)	9,102	(12,479)
Net Increase (Decrease) in Net Assets Resulting from Operations	10,581	(17,414)
Dividends and Distributions to Shareholders:
Class I	(1,125)	(12,686)
Class II	(214)	(2,529)
Total Dividends and Distributions to Shareholders	(1,339)	(15,215)
Capital Share Transactions:(1)
Class I:
Subscribed	2,265	2,407
Distributions Reinvested	1,125	12,686
Redeemed	(8,572)	(10,441)
Class II:
Subscribed	951	1,579
Distributions Reinvested	214	2,529
Redeemed	(2,478)	(2,000)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(6,495)	6,760
Total Increase (Decrease) in Net Assets	2,747	(25,869)
Net Assets:
Beginning of Period	79,620	105,489
End of Period	$82,367	$79,620
(1) Capital Share Transactions:
Class I:
Shares Subscribed	280	240
Shares Issued on Distributions Reinvested	141	1,680
Shares Redeemed	(1,067)	(1,122)
Net Increase (Decrease) in Class I Shares Outstanding	(646)	798
Class II:
Shares Subscribed	120	178
Shares Issued on Distributions Reinvested	27	338
Shares Redeemed	(310)	(222)
Net Increase (Decrease) in Class II Shares Outstanding	(163)	294

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2023

Consolidated Financial Highlights

Global Strategist Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2023		2022		2021		2020		2019
Net Asset Value, Beginning of Period	$7.64		$11.30		$10.99		$10.91		$9.85
Income (Loss) from Investment Operations:
Net Investment Income(1)	0.17		0.14		0.10		0.09		0.16
Net Realized and Unrealized Gain (Loss)	0.89		(2.07)		0.81		0.95		1.56
Total from Investment Operations	1.06		(1.93)		0.91		1.04		1.72
Distributions from and/or in Excess of:
Net Investment Income	(0.13)		—		(0.21)		(0.16)		(0.20)
Net Realized Gain	—		(1.73)		(0.39)		(0.80)		(0.46)
Total Distributions	(0.13)		(1.73)		(0.60)		(0.96)		(0.66)
Net Asset Value, End of Period	$8.57		$7.64		$11.30		$10.99		$10.91
Total Return(2)	14.07	%(3)	(16.94)%		8.37%		10.92%		17.77%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$68,557		$66,072		$88,704		$88,563		$89,575
Ratio of Expenses Before Expense Limitation	1.69%		1.77%		1.52%		1.59%		1.49%
Ratio of Expenses After Expense Limitation	0.87	%(4)(5)	0.88	%(5)	0.90	%(5)	0.88	%(5)	0.88	%(5)
Ratio of Net Investment Income	2.06	%(4)(5)	1.59	%(5)	0.89	%(5)	0.89	%(5)	1.55	%(5)
Ratio of Rebate from Morgan Stanley Affiliates	0.02%		0.02%		0.00	%(6)	0.02%		0.02%
Portfolio Turnover Rate	102%		99%		111%		114%		124%

(1)  Per share amount is based on average shares outstanding.

(2)  Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

(3)  Refer to Note B in the Notes to Consolidated Financial Statements for discussion of prior period transfer agency fees that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and the impact was less than 0.005% to the total return of Class I shares.

(4)  If the Fund had not received the reimbursement of transfer agency fees from the Adviser, the Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income, would have been as follows for Class I shares:

Period Ended	Expense Ratio	Net Investment Income Ratio
December 31, 2023	0.88%	2.05%

(5)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(6)  Amount is less than 0.005%.
The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2023

Consolidated Financial Highlights

Global Strategist Portfolio

	Class II
	Year Ended December 31,
Selected Per Share Data and Ratios	2023		2022		2021		2020		2019
Net Asset Value, Beginning of Period	$7.58		$11.23		$10.93		$10.85		$9.79
Income (Loss) from Investment Operations:
Net Investment Income(1)	0.16		0.13		0.09		0.08		0.15
Net Realized and Unrealized Gain (Loss)	0.88		(2.05)		0.80		0.94		1.56
Total from Investment Operations	1.04		(1.92)		0.89		1.02		1.71
Distributions from and/or in Excess of:
Net Investment Income	(0.13)		—		(0.20)		(0.14)		(0.19)
Net Realized Gain	—		(1.73)		(0.39)		(0.80)		(0.46)
Total Distributions	(0.13)		(1.73)		(0.59)		(0.94)		(0.65)
Net Asset Value, End of Period	$8.49		$7.58		$11.23		$10.93		$10.85
Total Return(2)	13.94	%(3)	(17.07)%		8.22%		10.85%		17.74%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$13,810		$13,548		$16,785		$16,204		$16,589
Ratio of Expenses Before Expense Limitation	1.94%		2.02%		1.77%		1.84%		1.74%
Ratio of Expenses After Expense Limitation	0.97	%(4)(5)	0.98	%(5)	1.00	%(5)	0.98	%(5)	0.98	%(5)
Ratio of Net Investment Income	1.96	%(4)(5)	1.49	%(5)	0.79	%(5)	0.79	%(5)	1.45	%(5)
Ratio of Rebate from Morgan Stanley Affiliates	0.02%		0.02%		0.00	%(6)	0.02%		0.02%
Portfolio Turnover Rate	102%		99%		111%		114%		124%

(1)  Per share amount is based on average shares outstanding.

(2)  Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

(3)  Refer to Note B in the Notes to Consolidated Financial Statements for discussion of prior period transfer agency fees that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and the impact was less than 0.005% to the total return of Class II shares.

(4)  If the Fund had not received the reimbursement of transfer agency fees from the Adviser, the Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income, would have been as follows for Class II shares:

Period Ended	Expense Ratio	Net Investment Income Ratio
December 31, 2023	0.98%	1.95%

(5)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(6)  Amount is less than 0.005%.

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2023

Notes to Consolidated Financial Statements

Morgan Stanley Variable Insurance Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of eight separate active, diversified and non-diversified funds (individually referred to as a "Fund," collectively as the "Funds").

The Company applies investment company accounting and reporting guidance Accounting Standards Codification ("ASC") Topic 946. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the Fund's Consolidated Statement of Assets and Liabilities through the date that the financial statements were issued.

The accompanying consolidated financial statements relates to the Global Strategist Portfolio. The Fund seeks total return and has issued two classes of shares — Class I and Class II. Both classes of shares have identical voting rights (except that shareholders of a Class have exclusive voting rights regarding any matter relating solely to that Class of shares), dividend, liquidation and other rights.

The Company is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its consolidated financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the consolidated financial statements. Actual results may differ from those estimates.

The Fund may invest up to 25% of its total assets in a wholly-owned subsidiary of the Fund organized as a company under the laws of the Cayman Islands, VIF Global Strategist Cayman Portfolio, Ltd. (the "Subsidiary"). The Subsidiary may invest, directly or indirectly through the use of derivatives, in securities, commodities, commodity-related instruments and other investments, primarily futures, swaps and notes. The Fund is the sole shareholder of the Subsidiary, and it is not currently expected that shares of the Subsidiary will be sold or offered to other investors. The consolidated portfolio of investments and consolidated financial statements include the positions and accounts of the Fund and the Subsidiary. All intercompany accounts and transactions of the Fund and the Subsidiary have been eliminated in consolidation and all accounting policies of the Subsidiary are consistent with those of the Fund. As of December 31, 2023, the Subsidiary represented approximately $9,040,000 or approximately 10.98% of the total net assets of the Fund.

Investments in the Subsidiary are expected to provide the Fund with exposure to the commodity markets within the limitations of Subchapter M of the Code and recent Internal Revenue Service ("IRS") revenue rulings, which require that a mutual fund receive no more than ten percent of its gross income from such investments in order to receive favorable tax treatment as a regulated investment company ("RIC"). Tax treatment of the income received from the Subsidiary may potentially be affected by changes in legislation, regulations or other legally binding authority, which could affect the character, timing and amount of the Fund's taxable income and distributions. If such changes occur, the Fund may need to significantly change its investment strategy and recognize unrealized gains in order to remain qualified for taxation as a RIC, which could adversely affect the Fund.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. If only bid prices are available then the latest bid price may be used. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers/dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers/dealers; (3) fixed income securities may be valued by an outside pricing service/vendor approved by the

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2023

Notes to Consolidated Financial Statements (cont'd)

Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. If Morgan Stanley Investment Management Inc. (the "Adviser") or Morgan Stanley Investment Management Limited ("MSIM Limited") (the "Sub-Adviser"), each a wholly-owned subsidiary of Morgan Stanley, determines that the price provided by the outside pricing service/vendor does not reflect the security's fair value or is unable to provide a price, prices from reputable brokers/dealers may also be utilized. In these circumstances, the value of the security will be the mean of bid and asked prices obtained from reputable brokers/dealers; (4) futures are valued at the settlement price on the exchange on which they trade or, if a settlement price is unavailable, at the last sale price on the exchange; (5) OTC swaps may be valued by an outside pricing service approved by the Directors or quotes from a reputable broker/dealer. Swaps cleared on a clearinghouse or exchange may be valued using the closing price provided by the clearinghouse or exchange. Total return swaps may also be fair valued using direct accrual/return calculations if prices on the reference asset on the total return leg of the swap are available from a pricing service/vendor for such instrument. In the event that the reference asset on the total return leg of the swap is a benchmark index, then price of such reference asset may be obtained from a pricing service provider or from the benchmark index sponsor; (6) when market quotations are not readily available, as defined by Rule 2a-5 under the Act, including circumstances under which the Adviser or the Sub-Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures approved by and under the general supervision of the Directors. Each business day, the Fund uses a third-party pricing service approved by the Directors to assist with the valuation of foreign equity securities. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities to more accurately reflect their fair value as of the close of regular trading on the NYSE; (7) foreign exchange transactions ("spot contracts") and foreign exchange forward contracts ("forward contracts") are valued daily using an independent pricing vendor at the spot and forward rates, respectively, as of the close of the NYSE; and (8) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

In connection with Rule 2a-5 of the Act, the Directors have designated the Company's Adviser as its valuation designee. The valuation designee has responsibility for determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser, as valuation designee, has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") ASC 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the price that would be received to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs); and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2023

Notes to Consolidated Financial Statements (cont'd)

to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2023:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Fixed Income Securities
Agency Fixed Rate Mortgages	$—	$3,245	$—	$3,245
Asset-Backed Securities	—	227	—	227
Commercial Mortgage- Backed Securities	—	455	—	455
Corporate Bonds	—	8,427	—	8,427
Mortgages - Other	—	1,113	—	1,113
Sovereign	—	19,544	—	19,544
Supranational	—	591	—	591
U.S. Treasury Securities	—	4,496	—	4,496
Total Fixed Income Securities	—	38,098	—	38,098
Common Stocks
Aerospace & Defense	330	221	—	551
Air Freight & Logistics	97	60	—	157
Automobile Components	32	24	—	56
Automobiles	402	144	—	546
Banks	1,309	2,144	—	3,453
Beverages	332	190	—	522
Biotechnology	439	101	—	540
Broadline Retail	743	70	—	813
Building Products	122	80	—	202
Capital Markets	651	304	—	955
Chemicals	350	285	—	635
Commercial Services & Supplies	151	30	—	181
Communications Equipment	162	26	—	188
Construction & Engineering	40	73	—	113
Construction Materials	28	88	—	116
Consumer Finance	103	—	—	103
Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)		Level 3 Significant unobservable inputs (000)		Total (000)
Common Stocks (cont'd)
Consumer Staples Distribution & Retail	$446	$105		$—		$551
Containers & Packaging	52	12		—		64
Distributors	23	3		—		26
Diversified Consumer Services	—	8		—		8
Diversified REITs	7	20		—		27
Diversified Telecommunication Services	198	207		—		405
Electric Utilities	383	169		—		552
Electrical Equipment	124	181		—		305
Electronic Equipment, Instruments & Components	121	27		—		148
Energy Equipment & Services	69	3		—	†	72	†
Entertainment	263	20		—		283
Financial Services	760	113		—		873
Food Products	192	326		—		518
Gas Utilities	15	19		—		34
Ground Transportation	336	6		—		342
Health Care Equipment & Supplies	507	173		—		680
Health Care Providers & Services	564	30		—		594
Health Care REITs	37	—		—		37
Health Care Technology	15	—		—		15
Hotel & Resort REITs	7	—		—		7
Hotels, Restaurants & Leisure	458	184		—		642
Household Durables	74	21		—		95
Household Products	250	68		—		318
Independent Power & Renewable Electricity Producers	21	34		—		55
Industrial Conglomerates	161	140		—		301
Industrial REITs	59	41		—		100
Information Technology Services	398	26		—		424
Insurance	528	472		—		1,000
Interactive Media & Services	1,147	27		—		1,174
Investment Company	—	—	†	—		—	†
Leisure Products	5	—		—		5
Life Sciences Tools & Services	305	52		—		357
Machinery	364	227		—		591
Marine Transportation	—	25		—		25
Media	158	39		—		197
Metals & Mining	207	356	†	—		563	†
Multi-Utilities	157	122		—		279

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2023

Notes to Consolidated Financial Statements (cont'd)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)		Level 3 Significant unobservable inputs (000)		Total (000)
Common Stocks (cont'd)
Office REITs	$15	$8		$—		$23
Oil, Gas & Consumable Fuels	985	464		—		1,449
Paper & Forest Products	4	38		—		42
Passenger Airlines	7	11		—		18
Personal Care Products	36	212		—		248
Pharmaceuticals	777	946		—		1,723
Professional Services	178	158		—		336
Real Estate Management & Development	40	69		—		109
Residential REITs	83	—		—		83
Retail REITs	54	33		—		87
Semiconductors & Semiconductor Equipment	1,583	316		—		1,899
Software	2,264	184		—		2,448
Specialized REITs	223	—		—		223
Specialty Retail	398	46		—		444
Tech Hardware, Storage & Peripherals	1,501	11		—		1,512
Textiles, Apparel & Luxury Goods	108	334		—		442
Tobacco	104	63		—		167
Trading Companies & Distributors	96	57		—		153
Transportation Infrastructure	—	39		—		39
Water Utilities	20	16		—		36
Wireless Telecommunication Services	70	42		—		112
Total Common Stocks	22,248	10,143	†	—	†	32,391	†
Right	—	—	@	—		—	@
Warrants	—	—	@	—		—	@
Short-Term Investments
Investment Company	9,089	—		—		9,089
U.S. Treasury Securities	—	2,961		—		2,961
Total Short-Term Investments	9,089	2,961		—		12,050
Foreign Currency Forward Exchange Contracts	—	212		—		212
Futures Contracts	241	—		—		241
Interest Rate Swap Agreements	—	59		—		59
Total Return Swap Agreements	—	1,661		—		1,661
Total Assets	31,578	53,134	†	—	†	84,712	†
Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)		Total (000)
Liabilities:
Foreign Currency Forward Exchange Contracts	$—	$(178)	$—		$(178)
Futures Contracts	(275)	—	—		(275)
Total Return Swap Agreements	—	(735)	—		(735)
Total Liabilities	(275)	(913)	—		(1,188)
Total	$31,303	$52,221 †	$—	†	$83,524 †

†  Includes one or more securities valued at zero.

@  Value is less than $500.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Common Stock (000)
Beginning Balance	$—	††
Purchases	—
Sales	—
Transfers in	—
Transfers out	—
Corporate actions	—
Change in unrealized appreciation (depreciation)	—
Realized gains (losses)	—
Ending Balance	$—	††
Net change in unrealized appreciation (depreciation) from investments still held as of December 31, 2023	$—

††  Includes a security valued at zero.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

—  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

—  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2023

Notes to Consolidated Financial Statements (cont'd)

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. The change in unrealized currency gains (losses) on foreign currency transactions for the period is reflected in the Consolidated Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in U.S. companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Consolidated Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares"

market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

4.  Derivatives: The Fund may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid, risks arising from margin and payment requirements, risks arising from mispricing or valuation complexity and operational and legal risks. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Fund's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser and/or Sub-Adviser seek to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund used during the period and their associated risks:

Foreign Currency Forward Exchange Contracts: In connection with its investments in foreign securities, the Fund also entered into contracts with banks,

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2023

Notes to Consolidated Financial Statements (cont'd)

brokers/dealers to purchase or sell foreign currencies at a future date. A foreign currency forward exchange contract ("currency contract") is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. In addition, the Fund may use cross currency hedging or proxy hedging with respect to currencies in which the Fund has or expects to have portfolio or currency exposure. Cross currency hedges involve the sale of one currency against the positive exposure to a different currency and may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies. To the extent hedged by the use of currency contracts, the precise matching of the currency contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Furthermore, such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is additional risk to the extent that currency contracts create exposure to currencies in which the Fund's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. The use of currency contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract. A currency contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains (losses) when the currency contract is closed equal to the difference between the value of the currency contract at the time it was opened and the value at the time it was closed.

Futures: A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures contracts can be highly volatile, using futures contracts can lower total return and the potential loss from futures contracts can exceed the Fund's initial investment in such contracts. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time.

Swaps: The Fund may enter into OTC swap contracts or cleared swap transactions. A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indices, reference rates, currencies or other instruments. Typically swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Fund's obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each party. Cleared swap transactions may help reduce counterparty credit risk. In a cleared swap, the Fund's ultimate counterparty is a clearinghouse rather than a swap dealer, bank or other financial institution. OTC swap agreements are not entered into or traded on exchanges and often there is no central clearing or guaranty function for OTC swaps. These OTC swaps are often subject to credit risk or the risk of default or non-performance by the counterparty. Both OTC and cleared swaps could result in losses if interest rates, foreign currency exchange rates or other factors are not correctly anticipated by the Fund or if the reference index, security or investments do not perform as expected. During the period swap agreements are open, payments are received from or made to the counterparty or clearing-house based on changes in the value of the contract or variation margin, respectively. The Dodd-Frank Wall Street Reform and Consumer

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2023

Notes to Consolidated Financial Statements (cont'd)

Protection Act and related regulatory developments require the clearing and exchange-trading of certain standardized swap transactions. Mandatory exchange-trading and clearing is occurring on a phased-in basis based on the type of market participant and U.S. Commodities Futures Trading Commission ("CFTC") approval of contracts for central clearing and exchange trading.

The Fund may enter into total return swaps in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include, but not be limited to, a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swaps may be used to obtain long or short exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Total return swaps may effectively add leverage to the Fund's portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. Total return swaps are subject to the risk that a counterparty will default on its payment obligations to the Fund thereunder, and conversely, that the Fund will not be able to meet its obligation to the counterparty.

The Fund may enter into interest rate swaps which is an agreement between two parties to exchange their respective commitments to pay or receive interest. Interest rate swaps are generally entered into on a net basis. Interest rate swaps do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of market loss with respect to interest rate swaps is typically limited to the net amount of interest payments that the Fund is contractually obligated to make.

When the Fund has an unrealized loss on a swap agreement, the Fund has instructed the custodian to pledge cash or liquid securities as collateral with a value approximately equal to the amount of the unrealized loss. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate. If applicable, cash collateral is included with "Due from (to) Broker" in the Consolidated Statement of Assets and Liabilities.

Upfront payments paid or received by the Fund will be reflected as an asset or liability, respectively, in the Consolidated Statement of Assets and Liabilities.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund's financial position and results of operations.

The following tables set forth the fair value of the Fund's derivative contracts by primary risk exposure as of December 31, 2023:

	Asset Derivatives Consolidated Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Foreign Currency Forward Exchange Contracts	Unrealized Appreciation on Foreign Currency Forward Exchange Contracts	Currency Risk	$212
Futures Contracts	Variation Margin on Futures Contracts	Equity Risk	14	(a)
Futures Contracts	Variation Margin on Futures Contracts	Interest Rate Risk	227	(a)
Swap Agreements	Variation Margin on Swap Agreements	Interest Rate Risk	59	(a)
Swap Agreements	Unrealized Appreciation on Swap Agreements	Equity Risk	1,661
Total			$2,173
	Liability Derivatives Consolidated Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Foreign Currency Forward Exchange	Unrealized Depreciation on Foreign Currency Forward Exchange
Contracts	Contracts	Currency Risk	$(178)
Futures Contracts	Variation Margin on Futures Contracts	Equity Risk	(38	)(a)
Futures Contracts	Variation Margin on Futures Contracts	Interest Rate Risk	(237	)(a)
Swap Agreements	Unrealized Depreciation on Swap Agreements	Equity Risk	(735)
Total			$(1,188)

(a) This amount represents the cumulative appreciation (depreciation) as reported in the Consolidated Portfolio of Investments. The Consolidated Statement of Assets and Liabilities only reflects the current day's net variation margin.

The following tables set forth by primary risk exposure the Fund's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2023

Notes to Consolidated Financial Statements (cont'd)

for the year ended December 31, 2023 in accordance with ASC 815:

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contracts	$(566)
Commodity Risk	Futures Contracts	92
Equity Risk	Futures Contracts	(44)
Interest Rate Risk	Futures Contracts	(308)
Currency Risk	Futures Contracts	(32)
Equity Risk	Swap Agreements	5,077
Interest Rate Risk	Swap Agreements	(1,469)
Total		$2,750
Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contracts	$(107)
Commodity Risk	Futures Contracts	(4)
Equity Risk	Futures Contracts	(57)
Interest Rate Risk	Futures Contracts	(138)
Currency Risk	Futures Contracts	(— @)
Equity Risk	Swap Agreements	(360)
Interest Rate Risk	Swap Agreements	202
Total		$(464)

@  Value is less than $500.

At December 31, 2023, the Fund's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the Consolidated Statement of Assets and Liabilities
Derivatives(a)	Assets(b) (000)	Liabilities(b) (000)
Foreign Currency Forward Exchange Contracts	$212	$(178)
Swap Agreements	1,661	(735)
Total	$1,873	$(913)

(a)  Excludes exchange-traded derivatives.

(b)  Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Consolidated Statement of Assets and Liabilities.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Fund exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Fund's net liability may be delayed or denied.

The following tables present derivative financial instruments that are subject to enforceable netting arrangements as of December 31, 2023:

Gross Amounts Not Offset in the Consolidated Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in the Consolidated Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received(a) (000)	Net Amount (not less than $0) (000)
Australia & New Zealand Banking Group Ltd.	$23		$—	$—	$23
Bank of America NA	176		—	—	176
Barclays Bank PLC	39		(24)	—	15
BNP Paribas SA	311		(103)	(208)	0
Citibank NA	6		—	—	6
Goldman Sachs International	562		(14)	(548)	0
JPMorgan Chase Bank NA	511		(511)	—	0
State Street Bank and Trust Co.	—	@	—	—	—	@
UBS AG	239		(43)	(196)	0
Westpac Banking Corp.	6		—	—	6
Total	$1,873		$(695)	$(952)	$226

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2023

Notes to Consolidated Financial Statements (cont'd)

Gross Amounts Not Offset in the Consolidated Statement of Assets and Liabilities
Counterparty	Gross Liability Derivatives Presented in the Consolidated Statement of Assets and Liabilities (000)	Financial Instrument (000)	Collateral Pledged (000)	Net Amount (not less than $0) (000)
Bank of America NA	$35	$—	$—	$35
Barclays Bank PLC	56	(24)	—	32
BNP Paribas SA	103	(103)	—	0
Goldman Sachs International	31	(14)	—	17
JPMorgan Chase Bank NA	645	(511)	—	134
UBS AG	43	(43)	—	0
Total	$913	$(695)	$—	$218

@  Value is less than $500.

(a)  In some instances, the actual collateral received may be more than the amount shown here due to overcollateralization.

For the year ended December 31, 2023, the approximate average monthly amount outstanding for each derivative type is as follows:

Foreign Currency Forward Exchange Contracts:
Average monthly principal amount	$28,438,000
Futures Contracts:
Average monthly notional value	$31,684,000
Swap Agreements:
Average monthly notional amount	$22,396,000

5.  When-Issued/Delayed Delivery Securities: The Fund purchases and sells when-issued and delayed delivery securities. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Fund on such securities prior to delivery date. Payment and delivery for when-issued and delayed delivery securities can take place a month or more after the date of the transaction. When the Fund enters into a purchase transaction on a when-issued or delayed delivery basis, securities are available for collateral in an amount at least equal in value to the Fund's commitments to purchase such securities. Purchasing securities on a when- issued or delayed delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. Purchasing investments on a when-issued or delayed delivery basis may be considered a form of leverage which may increase the impact that gains (losses) may have on the Fund.

6.  Indemnifications: The Company enters into contracts that contain a variety of indemnification clauses. The Company's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

7.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded as non-cash dividend income at fair value. Interest income is recognized on the accrual basis (except where collection is in doubt) net of applicable withholding taxes. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

Settlement and registration of foreign securities transactions may be subject to significant risks not normally associated with investments in the United States. In certain markets, ownership of shares is defined according to entries in the issuer's share register. It is possible that a Fund holding these securities could lose its share registration through fraud, negligence or even mere oversight. In addition, shares being delivered for sales and cash being paid for purchases may be delivered before the exchange is complete. This may subject the Fund to further risk of loss in the event of a failure to complete the transaction by the counterparty.

8.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2023

Notes to Consolidated Financial Statements (cont'd)

B. Advisory/Sub-Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $500 million	Next $500 million	Over $1 billion
0.75%	0.70%	0.65%

For the year ended December 31, 2023, the advisory fee rate (net of waiver/rebate) was equivalent to an annual effective rate of 0.00% of the Fund's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual Fund operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.90% for Class I shares and 1.00% for Class II shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2023, approximately $607,000 of advisory fees were waived and approximately $34,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

The Adviser has entered into a Sub-Advisory Agreement with the Sub-Adviser, a wholly-owned subsidiary of Morgan Stanley. The Sub-Adviser provides the Fund with advisory services subject to the overall supervision of the Adviser and the Fund's Officers and Directors. The Adviser pays the Sub-Adviser on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund.

The Adviser provides investment advisory services to the Subsidiary pursuant to the Subsidiary Investment Management Agreement (the "Agreement"). Under the Agreement, the Subsidiary will pay the Adviser at the end of each fiscal quarter, calculated by applying a quarterly rate, based on the annual rate of 0.05%, to the average daily net assets of the Subsidiary.

The Adviser has agreed to waive its advisory fees by the amount of advisory fees it receives from the Subsidiary.

The Adviser agreed to reimburse the Fund for prior years overpayment of transfer agency fees. This was reflected as "Reimbursement of Transfer Agency Fees" in the Consolidated Statement of Operations.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Servicing Fees: The Company accrues daily and pays quarterly a servicing fee of up to 0.17% of the average daily value of shares of the Fund held in an insurance company's account. Certain insurance companies have entered into a servicing agreement with the Company to provide administrative and other contract-owner related services on behalf of the Fund.

E. Distribution Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Distributor of the Fund and provides the Fund's Class II shareholders with distribution services pursuant to a Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the Act. Under the Plan, the Fund is authorized to pay the Distributor a distribution fee, which is accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class II shares. The Distributor has agreed to waive 0.15% of the 0.25% distribution fee that it may receive. This fee waiver will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waiver when they deem such action is appropriate. For the year ended December 31, 2023, this waiver amounted to approximately $21,000.

F. Dividend Disbursing and Transfer/Co-Transfer Agent: The Company's dividend disbursing and transfer agent is SS&C Global Investor & Distribution Solutions, Inc. ("SS&C GIDS"). Pursuant to a Transfer Agency Agreement, the Company pays SS&C GIDS a fee based on the number of classes, accounts and transactions relating to the Funds of the Company.

Eaton Vance Management ("EVM"), an affiliate of Morgan Stanley, provides co-transfer agency and related services to the Fund pursuant to a Co-Transfer Agency Services Agreement. For the year ended December 31, 2023, co-transfer agency fees and expenses incurred to EVM, included in "Transfer Agency Fees" in the Consolidated Statement of Operations, amounted to less than $500.

G. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2023

Notes to Consolidated Financial Statements (cont'd)

and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

H. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2023, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments were approximately $29,477,000 and $33,184,000, respectively. For the year ended December 31, 2023, purchases and sales of long-term U.S. Government securities were approximately $40,573,000 and $35,984,000, respectively.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Government Portfolio (the "Liquidity Fund"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Fund. For the year ended December 31, 2023, advisory fees paid were reduced by approximately $16,000 relating to the Fund's investment in the Liquidity Fund.

A summary of the Fund's transactions in shares of affiliated investments during the year ended December 31, 2023 is as follows:

Affiliated Investment Company	Value December 31, 2022 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Fund	$12,170	$51,262	$54,343	$478
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value December 31, 2023 (000)
Liquidity Fund	$—	$—	$9,089

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2023, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent

Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

I. Federal Income Taxes: It is the Fund's intention to continue to qualify as a RIC and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the consolidated financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for consolidated financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the consolidated financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Consolidated Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2023 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2023 and 2022 was as follows:

2023 Distributions Paid From:		2022 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$1,339	$—	$5,286	$9,929

The amount and character of income and gains to be distributed are determined in accordance with income tax

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2023

Notes to Consolidated Financial Statements (cont'd)

regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to a net operating loss, resulted in the following reclassifications among the components of net assets at December 31, 2023:

Total Distributable Earnings (000)	Paid-in- Capital (000)
$1,225	$(1,225)

At December 31, 2023, the Fund had no distributable earnings on a tax basis.

At December 31, 2023, the Fund had available for federal income tax purposes unused short-term and long-term capital losses of approximately $385,000 and $1,091,000, respectively, that do not have an expiration date.

To the extent that capital loss carryforwards are used to offset any future capital gains realized, no capital gains tax liability will be incurred by the Fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders. During the year ended December 31, 2023, the Fund utilized capital loss carryforwards for U.S. federal income tax purposes of approximately $3,398,000.

J. Credit Facility: The Company and other Morgan Stanley funds participated in a $300,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. Effective April 17, 2023, the committed line amount increased to $500,000,000. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate for any funds drawn will be based on the federal funds rate or overnight bank funding rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility, which is allocated among participating funds based on relative net assets. During the year ended December 31, 2023, the Fund did not have any borrowings under the Facility.

K. Other: At December 31, 2023, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 79.4%.

L. Market Risk: The value of an investment in the Fund is based on the values of the Fund's investments, which change due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. The risks associated with these developments may be magnified if certain social, political, economic and other conditions and events adversely interrupt the global economy and financial markets. Securities in the Fund's portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters and extreme weather events, health emergencies (such as epidemics and pandemics), terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, health emergencies, social and political (including geopolitical) discord and tensions or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. It is difficult to predict when events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects (which may last for extended periods). These events may negatively impact broad segments of businesses and populations and have a significant and rapid negative impact on the performance of the Fund's investments, and exacerbate pre-existing risks to the Fund. The occurrence, duration and extent of these or other types of adverse economic and market conditions and uncertainty over the long term cannot be reasonably projected or estimated at this time. The ultimate impact of public health emergencies or other adverse economic or market developments and the extent to which the associated conditions impact the Fund and its investments will also depend on other future developments, which are highly uncertain, difficult to accurately predict and subject to change at any time. The financial performance of the Fund's investments (and, in turn, the Fund's investment results) as well as their liquidity may be adversely affected because of these and similar types of factors and developments, which may in turn impact valuation, the Fund's ability to sell securities and/or its ability to meet redemptions.

M. LIBOR Discontinuance or Unavailability Risk: The Fund's investments, payment obligations and financing terms may be based on floating rates, such as the London Interbank Offered Rates (collectively, "LIBOR"), Euro Interbank Offered Rate, Secured Overnight Financing Rate ("SOFR") and other similar types of reference rates (each, a "Reference Rate"). These Reference Rates are generally intended to represent the rate at which contributing banks may obtain short-term borrowings from each other within certain financial markets. London Interbank Offered Rate ("LIBOR") was the basic rate of interest used in lending transactions between

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2023

Notes to Consolidated Financial Statements (cont'd)

banks on the London interbank market and has been widely used as a reference for setting the interest rate on loans globally. As a result of benchmark reforms, publication of most LIBOR settings has ceased. Various financial industry groups have been planning for the transition from LIBOR and certain regulators and industry groups have taken actions to establish alternative reference rates (e.g., the SOFR, which measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities and is intended to replace U.S. dollar LIBORs with certain adjustments). These developments could negatively impact financial markets in general and present heightened risks, including with respect to the Fund's investments. As a result of the uncertainty and developments relating to the transition process, performance, price volatility, liquidity and value of the Fund and its assets may be adversely affected.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2023

Report of Independent Registered Public Accounting Firm

To the Shareholders of Global Strategist Portfolio
and the Board of Directors of
Morgan Stanley Variable Insurance Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of Global Strategist Portfolio (the "Fund") (one of the funds constituting Morgan Stanley Variable Insurance Fund, Inc. (the "Company")), including the consolidated portfolio of investments, as of December 31, 2023, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of the Fund (one of the funds constituting Morgan Stanley Variable Insurance Fund, Inc.) at December 31, 2023, the consolidated results of its operations for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended and its consolidated financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
February 22, 2024

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2023

Liquidity Risk Management Program (unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the "Liquidity Rule"), the Fund has adopted and implemented a liquidity risk management program (the "Program"), which is reasonably designed to assess and manage the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors' interests in the Fund (i.e., liquidity risk). The Fund's Board of Directors (the "Board") previously approved the designation of the Liquidity Risk Subcommittee (the "LRS") as Program administrator. The LRS is comprised of representatives from various divisions within Morgan Stanley Investment Management.

At a meeting held on March 1-2, 2023, the Board reviewed a written report prepared by the LRS that addressed the Program's operation and assessed its adequacy, and effectiveness of implementation for the period from January 1, 2022, through December 31, 2022, as required under the Liquidity Rule. The report concluded that the Program operated effectively and was adequately and effectively implemented in all material aspects, and that the relevant controls and safeguards were appropriately designed to enable the LRS to administer the Program in compliance with the Liquidity Rule.

In accordance with the Program, the LRS assessed each Fund's liquidity risk no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents and borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Fund portfolio investment is classified into one of four liquidity categories, which classification is assessed at least monthly by the LRS. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. Liquidity classification determinations take into account various market, trading and investment-specific considerations, as well as market depth, and in some cases utilize third-party vendor data.

The Liquidity Rule limits a fund's investments in illiquid investments to 15% of its net assets and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or "HLIM"). The LRS believes that the Program includes provisions reasonably designed to review, monitor and comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement, as applicable.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2023

Important Notices (unaudited)

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semi-annual and annual reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley non-money market fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters as an attachment to Form N-PORT and monthly holding for each money market fun on Form N-MFP. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, but makes the complete schedule of portfolio holdings for the fund's first and third fiscal quarters available on its public website. The holdings for each money market fund are also posted to the Morgan Stanley public website. You may, however, obtain Form N-PORT filings (as well as the Form N-CSR, N-CSRS and N-MFP filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov).

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 869-6397 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is submitted for the general information of the shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Company's Statement of Additional Information contains additional information about the Fund, including its Directors. It is available, without charge, by calling 1 (800) 869-6397.

Householding Notice

To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents, including shareholder reports, prospectuses and proxy materials, to investors with the same last name who reside at the same address. Your participation in this program will continue for an unlimited period of time unless you instruct us otherwise. You can request multiple copies of these documents by calling 1 (800) 869-6397, 8:00 a.m. to 6:00 p.m., ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

Tailored Shareholder Reports

Effective January 24, 2023, the SEC adopted rule and form amendments to require open-end mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semi-annual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semi-annual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Morgan Stanley Funds.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2023

Directors and Officers Information (unaudited)

Independent Directors:

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Frank L. Bowman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1944	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mèrite by the French Government; elected to the National Academy of Engineering (2009).

				87

Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a former member of the CNA Military Advisory Board; Chairman of the Board of Trustees of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; Director of other various nonprofit organizations; formerly, Director of BP, plc (November 2010-May 2019).

Frances L. Cashman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1961	Director	Since February 2022	Chief Executive Officer, Asset Management Portfolio, Delinian Ltd. (financial information) (May 2021-Present); Executive Vice President and various other roles, Legg Mason & Co. (asset management) (2010-2020); Managing Director, Stifel Nicolaus (2005-2010).	88

Formerly, Trustee and Investment Committee Member, GeorgiaTech Foundation (since June 2019); Trustee and Chair of Marketing Committee, and Member of Investment Committee, Loyola Blakefield (2017-2023); Trustee, MMI Gateway Foundation (2017-2023); Director and Investment Committee Member, Catholic Community Foundation Board (2012-2018); Director and Investment Committee Member, St. Ignatius Loyola Academy (2011-2017).

Kathleen A. Dennis c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1953	Director	Since August 2006	Chairperson of the Governance Committee (since January 2021), Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006); Senior Vice President, Chase Bank (1984-1993).	87	Board Member, University of Albany Foundation (2012-present); Board Member, Mutual Funds Directors Forum (2014-present); Director of various non-profit organizations.
Nancy C. Everett c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1955	Director	Since January 2015	Chairperson of the Equity Investment Committee (since January 2021); Director or Trustee of various Morgan Stanley Funds (since January 2015); Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013) and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	88

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2023

Directors and Officers Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Eddie A. Grier c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1955	Director	Since February 2022	Dean, Santa Clara University Leavey School of Business (since July 2021); Dean, Virginia Commonwealth University School of Business (2010-2021); President and various other roles, Walt Disney Company (entertainment and media) (1981-2010).	88

Director, Witt/Keiffer, Inc. (executive search) (since 2016); Director, NuStar GP, LLC (energy) (since August 2021); Director, Sonida Senior Living, Inc. (residential community operator) (2016-2021); Director, NVR, Inc. (homebuilding) (2013-2020); Director, Middleburg Trust Company (wealth management) (2014-2019); Director, Colonial Williamsburg Company (2012-2021); Regent, University of Massachusetts Global (since 2021); Director and Chair, ChildFund International (2012-2021); Trustee, Brandman University (2010-2021); Director, Richmond Forum (2012-2019).

Jakki L. Haussler c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1957	Director	Since January 2015	Chairperson of the Audit Committee (since January 2023) and Director or Trustee of various Morgan Stanley Funds (since January 2015); Chairman, Opus Capital Group (since 1996); formerly, Chief Executive Officer, Opus Capital Group (1996-2019); Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	88

Director, Vertiv Holdings Co. (VRT) (since August 2022); Director of Cincinnati Bell Inc. and Member, Audit Committee and Chairman, Governance and Nominating Committee (2008-2021); Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director, Barnes Group Inc. (since July 2021); Member of Chase College of Law Center for Law and Entrepreneurship Board of Advisors; Director of Best Transport (2005-2019); Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee.

Dr. Manuel H. Johnson c/o Johnson Smick International, Inc. 220 I Street, NE Suite 200 Washington, D.C. 20002 Birth Year: 1949	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Fixed Income, Liquidity and Alternatives Investment Committee (since January 2021), Chairperson of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	87	Director of NVR, Inc. (home construction).
Joseph J. Kearns c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1942	Director	Since August 1994 (Retired December 31, 2023)	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (2006-2022) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006); CFO of the J. Paul Getty Trust (1982-1999).	88	Director, Rubicon Investments (since February 2019); Prior to August 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2023

Directors and Officers Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Michael F. Klein c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1958	Director	Since August 2006

Chairperson of the Risk Committee (since January 2021); Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				87	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia A. Maleski c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1960	Director	Since January 2017	Director or Trustee of various Morgan Stanley Funds (since January 2017); Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer — Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	88	Formerly, Trustee (January 2022 to March 2023), Treasurer (January 2023 to March 2023), and Finance Committee (January 2022 to March 2023).
W. Allen Reed c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1947	Chair of the Board and Director	Chair of the Board since August 2020 and Director since August 2006	Chair of the Boards of various Morgan Stanley Funds (since August 2020); Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Vice Chair of the Boards of various Morgan Stanley Funds (January 2020-August 2020); President and Chief Executive Officer of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	87	Formerly, Director of Legg Mason, Inc. (2006-2019); and Director of the Auburn University Foundation (2010-2015).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2023) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Directors at any time during the past five years.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2023

Directors and Officers Information (unaudited) (cont'd)

Executive Officers:

Name, Address and Birth Year of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon 1585 Broadway New York, NY 10036 Birth Year: 1963	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser.

Deidre A. Downes 1633 Broadway New York, NY 10019 Birth Year: 1977	Chief Compliance Officer	Since November 2021

Executive Director of the Adviser (since January 2021) and Chief Compliance Officer of various Morgan Stanley Funds (since November 2021). Formerly, Vice President and Corporate Counsel at PGIM and Prudential Financial (October 2016-December 2020).

Francis J. Smith 750 Seventh Avenue New York, NY 10019 Birth Year: 1965	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin 1633 Broadway New York, NY 10019 Birth Year: 1967	Secretary	Since June 1999	Managing Director of the Adviser and various entities affiliated with the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key 1585 Broadway New York, NY 10036 Birth Year: 1979	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Managing Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

The Fund's statement of additional information includes further information about the Fund's Directors and Officers, and is available without charge by visiting www.morganstanley.com/im or upon request by calling 1 (800) 869-6397.

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves an indefinite term, until his or her successor is elected.

(This page has been left blank intentionally.)

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2023

Adviser and Administrator

Morgan Stanley Investment Management Inc.
1585 Broadway
New York, New York 10036

Sub-Adviser

Morgan Stanley Investment Management Limited
25 Cabot Square, Canary Wharf
London, E14 4QA, England

Distributor

Morgan Stanley Distribution, Inc.
1585 Broadway
New York, New York 10036

Dividend Disbursing and Transfer Agent

SS&C Global Investor & Distribution Solutions, Inc.
P.O. Box 219804
Kansas City, Missouri 64121-9804

Co-Transfer Agent

Eaton Vance Management
Two International Place
Boston, Massachusetts 02110

Custodian

State Street Bank and Trust Company
One Congress Street
Boston, Massachusetts 02114

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
1155 Avenue of the Americas,
22nd Floor
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

UIFIMANN
6301728 EXP 02.28.25

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2023

Growth Portfolio

The Fund is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2023

Table of Contents (unaudited)

Consolidated Expense Example	2
Investment Overview	3
Consolidated Portfolio of Investments	5
Consolidated Statement of Assets and Liabilities	7
Consolidated Statement of Operations	8
Consolidated Statements of Changes in Net Assets	9
Consolidated Financial Highlights	10
Notes to Consolidated Financial Statements	12
Report of Independent Registered Public Accounting Firm	23
Liquidity Risk Management Program	24
Important Notices	25
Directors and Officers Information	26

1

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2023

Consolidated Expense Example (unaudited)

Growth Portfolio

As a shareholder of the Growth Portfolio (the "Fund"), you incur two types of costs: (1) insurance company charges; and (2) ongoing costs, which may include advisory fees, administration fees, distribution (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2023 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any insurance company charges. Therefore, the table below is useful in comparing ongoing costs, but will not help you determine the relative total cost of owning different funds. In addition, if these insurance company charges were included, your costs would have been higher.

	Beginning Account Value 7/1/23	Actual Ending Account Value 12/31/23	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Growth Portfolio Class I	$1,000.00	$1,129.40	$1,022.38	$3.01	$2.85	0.56%
Growth Portfolio Class II	1,000.00	1,128.10	1,021.12	4.34	4.13	0.81

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 184/365 (to reflect the most recent one-half year period).

Refer to Note B in the Notes to Consolidated Financial Statements for discussion of prior period transfer agency fees that were reimbursed in the current period.

**  Annualized.

2

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2023

Investment Overview (unaudited)

Growth Portfolio

The Fund seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of large capitalization companies.

Performance

For the fiscal year ended December 31, 2023, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of 48.66%, net of fees, and 48.32%, net of fees, for Class II shares. The Fund's Class I and Class II shares outperformed the Fund's benchmark, the Russell 1000® Growth Index (the "Index"), which returned 42.68%.

Please keep in mind that double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

Factors Affecting Performance

•  Surprised by the economy's resilience amid rising interest rates and persistently high (but falling) inflation, U.S. stocks performed well in 2023. The year saw its share of uncertainty, with recession fears dominating the start of the year, a regional banking crisis triggered by high interest rates, concerns about the U.S. government's debt levels and budget, and multiple geopolitical flashpoints. However, by year-end, the U.S. Federal Reserve signaled it was likely finished lifting interest rates after pausing the hiking cycle halfway through the year. This triggered a stock market rally and retreat in long-term bond yields in the final two months of 2023. Additionally, excitement about artificial intelligence drove a narrow group of mega-cap technology stocks to significantly outperform, adding meaningfully to the broader market's gain in the year.

•  Large-cap growth equities, as measured by the Index, advanced over the year. All sectors in the Index were positive, led by information technology, communication services and consumer discretionary. Energy, utilities and consumer staples posted the smallest gains in the Index.

•  Counterpoint Global seeks high quality companies, which we define primarily as those with sustainable competitive advantages. We manage focused portfolios that are highly differentiated from the benchmark, with securities weighted on our assessment of the quality of the company and our conviction. The value added or detracted in any period of time will result from stock selection, given our philosophy and process.

•  The long-term investment horizon and conviction-weighted investment approach embraced by the team since 1998 can result in periods of performance deviation from the benchmark and peers. The Fund outperformed the Index in this reporting period due to favorable stock selection and sector allocations.

•  Stock selection in industrials was the greatest contributor to relative outperformance. A leading global ridesharing services platform that has leveraged its network, on-demand workforce and technology to establish additional marketplace solutions addressing product delivery was the leading contributor in the sector and across the portfolio. The company reported strong fundamental results characterized by continued healthy revenue growth, profit margin expansion and greater traction with new product offerings.

•  Stock selection in financials was another main contributor to relative performance. A technology platform specializing in consumer buy-now-pay-later point of sale financing and payment processing was the largest contributor in the sector and fifth largest in the portfolio. The company reported results that came in ahead of expectations, driven primarily by strong credit execution, including better-than-expected provisioning, as the company continued to proactively manage loan performance in an uncertain and volatile macroeconomic environment.

•  Stock selection in consumer discretionary added to relative performance. A leading food delivery company in the United States was the greatest contributor in the sector and third greatest in the portfolio. The company reported better-than-expected results driven by accelerating sales growth, operational efficiencies and disciplined expense management.

•  Conversely, stock selection and an average overweight in health care had the greatest negative impact on relative performance. One of the largest buyers of biopharmaceutical royalties and a leading funder of innovation across academic institutions, non-profits, biotechnology and pharmaceutical companies was the greatest detractor in the sector and second greatest across the portfolio. The company reported solid results, but its shares remained pressured due to investors' ongoing concerns around clinical trial results for a few of its partners' new therapies and the impact to potential related royalties.

•  The information technology sector was another detractor from relative performance due to both stock selection and

3

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2023

Investment Overview (unaudited) (cont'd)

Growth Portfolio

an average underweight in the sector. A leading provider of cloud-based software that helps small and medium-sized businesses with payments and financial-related operations was the top detractor in the sector and third greatest across the portfolio. Its shares languished due to investor concerns around weaker customer spend and the prospect of intensifying competition.

Management Strategies

•  As a team, we believe having a market outlook can be an anchor. Our focus is on assessing company prospects over a five-year horizon, and owning a portfolio of unique companies whose market value we believe can increase significantly for underlying fundamental reasons.

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class II shares will vary from the performance of Class I shares based upon its different inception date and will be negatively impacted by additional fees assessed to that class.

Performance Compared to the Russell 1000® Growth Index(1)

	Period Ended December 31, 2023
	Total Returns(2)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(5)
Fund – Class I(3)	48.66%	11.22%	11.90%	9.77%
Russell 1000® Growth Index	42.68	19.50	14.86	9.62
Fund – Class II(4)	48.32	10.95	11.62	11.34
Russell 1000® Growth Index	42.68	19.50	14.86	11.91

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please contact the issuing insurance company or speak with your financial advisor. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance shown does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower. Fund's total returns are calculated based on the net asset value as of the last business day of the period.

(1)  The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index is an index of approximately 1,000 of the largest U.S. companies based on a combination of market capitalization and current index membership. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  Total returns for the Fund reflect fees waived and expenses reimbursed, if applicable, by the Adviser (as defined herein). Without such waivers and reimbursements, total returns would have been lower.

(3)  Commenced operations on January 2, 1997.

(4)  Commenced offering on May 5, 2003.

(5)  For comparative purposes, average annual since inception returns listed for the Index refers to the inception date or initial offering of the respective share class of the Fund, not the inception of the Index.

4

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2023

Consolidated Portfolio of Investments

Growth Portfolio

	Shares	Value (000)
Common Stocks (93.1%)
Automobiles (5.1%)
Rivian Automotive, Inc., Class A (a)	48,118	$1,129
Tesla, Inc. (a)	100,593	24,995
		26,124
Biotechnology (1.1%)
Intellia Therapeutics, Inc. (a)	15,777	481
Moderna, Inc. (a)	3,644	363
ProKidney Corp. (a)	251,077	447
Roivant Sciences Ltd. (a)	375,446	4,216
		5,507
Broadline Retail (4.3%)
Global-e Online Ltd. (Israel) (a)	227,261	9,007
MercadoLibre, Inc. (a)	8,432	13,251
		22,258
Capital Markets (1.0%)
Coinbase Global, Inc., Class A (a)	28,694	4,990
Chemicals (0.3%)
Ginkgo Bioworks Holdings, Inc. (a)	851,540	1,439
Electronic Equipment, Instruments & Components (0.0%)
Magic Leap, Inc., Class A (a)(b)(c) (acquisition cost — $1,526; acquired 12/22/15)	3,138	—
Entertainment (6.1%)
ROBLOX Corp., Class A (a)	687,878	31,450
Financial Services (8.6%)
Adyen NV (Netherlands) (a)	15,159	19,569
Affirm Holdings, Inc. (a)	503,496	24,742
		44,311
Ground Transportation (7.6%)
Grab Holdings Ltd., Class A (Singapore) (a)	758,112	2,555
Uber Technologies, Inc. (a)	596,031	36,697
		39,252
Health Care Providers & Services (2.3%)
Agilon Health, Inc. (a)	949,571	11,917
Health Care Technology (0.6%)
Doximity, Inc., Class A (a)	107,299	3,009
Hotels, Restaurants & Leisure (11.2%)
Airbnb, Inc., Class A (a)	172,348	23,463
DoorDash, Inc., Class A (a)	345,452	34,162
		57,625
Information Technology Services (22.2%)
Cloudflare, Inc., Class A (a)	512,965	42,709
Shopify, Inc., Class A (Canada) (a)	466,530	36,342
Snowflake, Inc., Class A (a)	177,788	35,380
		114,431
Leisure Products (0.6%)
Peloton Interactive, Inc., Class A (a)	457,641	2,787
	Shares	Value (000)
Life Sciences Tools & Services (0.5%)
10X Genomics, Inc., Class A (a)	47,349	$2,650
Media (5.4%)
Trade Desk, Inc., Class A (a)	388,843	27,981
Pharmaceuticals (4.2%)
Royalty Pharma PLC, Class A	775,313	21,778
Software (8.4%)
Aurora Innovation, Inc. (a)	1,706,923	7,459
Bill Holdings, Inc. (a)	223,559	18,240
Gitlab, Inc., Class A (a)	95,959	6,042
MicroStrategy, Inc., Class A (a)	4,422	2,793
Samsara, Inc., Class A (a)	259,574	8,665
		43,199
Specialty Retail (3.6%)
Carvana Co. (a)	349,221	18,488
Total Common Stocks (Cost $466,360)		479,196
Preferred Stocks (2.3%)
Financial Services (0.2%)
Stripe, Inc., Series I (a)(b)(c) (acquisition cost — $1,061; acquired 3/17/23)	52,681	1,076
Software (2.1%)
Databricks, Inc., Series H (a)(b)(c) (acquisition cost — $8,310; acquired 8/31/21)	113,088	8,072
Databricks, Inc., Series I (a)(b)(c) (acquisition cost — $2,242; acquired 9/15/23)	30,506	2,178
Lookout, Inc., Series F (a)(b)(c) (acquisition cost — $1,618; acquired 6/17/14)	141,612	423
		10,673
Total Preferred Stocks (Cost $13,231)		11,749
Investment Company (2.4%)
Grayscale Bitcoin Trust (a) (Cost $12,825)	360,224	12,471
Short-Term Investment (2.4%)
Investment Company (2.4%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note H) (Cost $12,335)	12,334,683	12,335
Total Investments Excluding Purchased Options (100.2%) (Cost $504,751)		515,751
Total Purchased Options Outstanding (0.0%)‡ (Cost $1,328)		239
Total Investments (100.2%) (Cost $506,079) (d)(e)(f)		515,990
Liabilities in Excess of Other Assets (–0.2%)		(1,235)
Net Assets (100.0%)		$514,755

‡  Amount is less than 0.05%.

(a)  Non-income producing security.

The accompanying notes are an integral part of the consolidated financial statements.
5

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2023

Consolidated Portfolio of Investments (cont'd)

Growth Portfolio

(b)  Security cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules ("restricted security"). Acquisition date represents the day on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The Fund has registration rights for certain restricted securities. Any costs related to such registration are borne by the issuer. The aggregate value of restricted securities (excluding 144A holdings) at December 31, 2023 amounts to approximately $11,749,000 and represents 2.3% of net assets.

(c)  At December 31, 2023, the Fund held fair valued securities at approximately $11,749,000, representing 2.3% of net assets. These securities have been fair valued using significant unobservable inputs as determined in good faith under procedures established by and under the general supervision of the Company's (as defined herein)'s Directors.

(d)  The approximate fair value and percentage of net assets, $19,569,000 and 3.8%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to Consolidated Financial Statements.

(e)  Securities are available for collateral in connection with purchased options.

(f)  At December 31, 2023, the aggregate cost for federal income tax purposes is approximately $518,886,000. The aggregate gross unrealized appreciation is approximately $109,683,000 and the aggregate gross unrealized depreciation is approximately $112,581,000, resulting in net unrealized depreciation of approximately $2,898,000.

Call Options Purchased:

The Fund had the following call options purchased open at December 31, 2023:

Counterparty	Description	Strike Price		Expiration Date	Number of Contracts	Notional Amount (000)	Value (000)	Premiums Paid (000)	Unrealized Depreciation (000)
JPMorgan Chase Bank NA	USD/CNH	CNH	7.43	Jan-24	83,529,989	$83,530	$7	$393	$(386)
Standard Chartered Bank	USD/CNH	CNH	7.57	May-24	109,090,159	109,090	115	462	(347)
JPMorgan Chase Bank NA	USD/CNH	CNH	7.79	Aug-24	114,161,744	114,162	117	473	(356)
							$239	$1,328	$(1,089)

CNH  — Chinese Yuan Renminbi Offshore

USD  — United States Dollar

Portfolio Composition

Classification	Percentage of Total Investments
Other*	23.2%
Information Technology Services	22.2
Hotels, Restaurants & Leisure	11.2
Software	10.4
Financial Services	8.8
Ground Transportation	7.6
Entertainment	6.1
Media	5.4
Automobiles	5.1
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the consolidated financial statements.
6

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2023

Growth Portfolio

Consolidated Statement of Assets and Liabilities	December 31, 2023 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $493,744)	$503,655
Investment in Security of Affiliated Issuer, at Value (Cost $12,335)	12,335
Total Investments in Securities, at Value (Cost $506,079)	515,990
Foreign Currency, at Value (Cost $1)	1
Receivable for Fund Shares Sold	146
Receivable for Investments Sold	134
Receivable from Affiliate	71
Other Assets	38
Total Assets	516,380
Liabilities:
Payable for Fund Shares Redeemed	525
Due to Broker	460
Payable for Advisory Fees	320
Payable for Servicing Fees	162
Payable for Distribution Fees — Class II Shares	46
Payable for Administration Fees	34
Payable for Professional Fees	10
Payable for Directors' Fees and Expenses	10
Payable for Custodian Fees	8
Payable for Transfer Agency Fees	2
Other Liabilities	48
Total Liabilities	1,625
NET ASSETS	$514,755
Net Assets Consist of:
Paid-in-Capital	$684,946
Total Accumulated Loss	(170,191)
Net Assets	$514,755
CLASS I:
Net Assets	$296,798
Net Asset Value, Offering and Redemption Price Per Share Applicable to 22,232,620 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$13.35
CLASS II:
Net Assets	$217,957
Net Asset Value, Offering and Redemption Price Per Share Applicable to 21,519,987 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$10.13

The accompanying notes are an integral part of the consolidated financial statements.
7

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2023

Growth Portfolio

Consolidated Statement of Operations	Year Ended December 31, 2023 (000)
Investment Income:
Dividends from Security of Affiliated Issuer (Note H)	$627
Dividends from Securities of Unaffiliated Issuers (Net of $3 of Foreign Taxes Withheld)	526
Income from Securities Loaned — Net	107
Total Investment Income	1,260
Expenses:
Advisory Fees (Note B)	2,246
Servicing Fees (Note D)	619
Distribution Fees — Class II Shares (Note E)	480
Administration Fees (Note C)	359
Professional Fees	164
Custodian Fees (Note G)	27
Shareholder Reporting Fees	24
Transfer Agency Fees (Note F)	17
Directors' Fees and Expenses	12
Registration Fees	5
Pricing Fees	4
Other Expenses	37
Total Expenses	3,994
Waiver of Advisory Fees (Note B)	(955)
Rebate from Morgan Stanley Affiliate (Note H)	(25)
Reimbursement of Transfer Agency Fees (Note B)	(8)
Net Expenses	3,006
Net Investment Loss	(1,746)
Realized Gain (Loss):
Investments Sold	(86,942)
Foreign Currency Translation	— @
Net Realized Loss	(86,942)
Change in Unrealized Appreciation (Depreciation):
Investments	265,794
Foreign Currency Translation	(— @)
Net Change in Unrealized Appreciation (Depreciation)	265,794
Net Realized Loss and Change in Unrealized Appreciation (Depreciation)	178,852
Net Increase in Net Assets Resulting from Operations	$177,106

@  Amount is less than $500.

The accompanying notes are an integral part of the consolidated financial statements.
8

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2023

Growth Portfolio

Consolidated Statements of Changes in Net Assets	Year Ended December 31, 2023 (000)	Year Ended December 31, 2022 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Loss	$(1,746)	$(2,659)
Net Realized Loss	(86,942)	(94,624)
Net Change in Unrealized Appreciation (Depreciation)	265,794	(494,828)
Net Increase (Decrease) in Net Assets Resulting from Operations	177,106	(592,111)
Dividends and Distributions to Shareholders:
Class I	—	(161,329)
Class II	—	(120,205)
Total Dividends and Distributions to Shareholders	—	(281,534)
Capital Share Transactions:(1)
Class I:
Subscribed	16,451	21,161
Distributions Reinvested	—	161,329
Redeemed	(41,851)	(73,166)
Class II:
Subscribed	66,212	84,262
Distributions Reinvested	—	120,205
Redeemed	(77,778)	(70,611)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(36,966)	243,180
Total Increase (Decrease) in Net Assets	140,140	(630,465)
Net Assets:
Beginning of Period	374,615	1,005,080
End of Period	$514,755	$374,615
(1) Capital Share Transactions:
Class I:
Shares Subscribed	1,494	1,087
Shares Issued on Distributions Reinvested	—	15,277
Shares Redeemed	(3,791)	(3,850)
Net Increase (Decrease) in Class I Shares Outstanding	(2,297)	12,514
Class II:
Shares Subscribed	8,023	5,157
Shares Issued on Distributions Reinvested	—	14,951
Shares Redeemed	(9,129)	(4,909)
Net Increase (Decrease) in Class II Shares Outstanding	(1,106)	15,199

The accompanying notes are an integral part of the consolidated financial statements.
9

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2023

Consolidated Financial Highlights

Growth Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2023		2022		2021		2020(1)		2019(1)
Net Asset Value, Beginning of Period	$8.98		$53.72		$70.24		$35.80		$28.62
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.03)		(0.07)		(0.35)		(0.28)		(0.14)
Net Realized and Unrealized Gain (Loss)	4.40		(30.00)		2.53		40.32		9.23
Total from Investment Operations	4.37		(30.07)		2.18		40.04		9.09
Distributions from and/or in Excess of:
Net Realized Gain	—		(14.67)		(18.70)		(5.60)		(1.91)
Net Asset Value, End of Period	$13.35		$8.98		$53.72		$70.24		$35.80
Total Return(3)	48.66	%(4)	(60.07)%		0.10%		117.31%		31.81%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$296,798		$220,167		$645,473		$737,155		$386,720
Ratio of Expenses Before Expense Limitation	0.78%		0.78%		0.74%		0.74%		0.78%
Ratio of Expenses After Expense Limitation	0.56	%(5)	0.57	%(5)	0.57	%(5)	0.56	%(5)	0.61	%(5)(6)
Ratio of Net Investment Loss	(0.28	)%(5)	(0.39	)%(5)	(0.52	)%(5)	(0.55	)%(5)	(0.41	)%(5)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%		0.00	%(7)	0.00	%(7)	0.01%		0.01%
Portfolio Turnover Rate	33%		41%		59%		55%		95%

(1)  Not consolidated.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

(4)  Refer to Note B in the Notes to Consolidated Financial Statements for discussion of prior period transfer agency fees that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and the impact was less than 0.005% to the total return of Class I shares.

(5)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(6)  Effective April 29, 2019, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.57% for Class I shares. Prior to April 29, 2019, the maximum ratio was 0.80% for Class I shares.

(7)  Amount is less than 0.005%.

The accompanying notes are an integral part of the consolidated financial statements.
10

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2023

Consolidated Financial Highlights

Growth Portfolio

	Class II
	Year Ended December 31,
Selected Per Share Data and Ratios	2023		2022		2021		2020(1)		2019(1)
Net Asset Value, Beginning of Period	$6.83		$48.42		$65.09		$33.51		$26.95
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.04)		(0.09)		(0.46)		(0.38)		(0.21)
Net Realized and Unrealized Gain (Loss)	3.34		(26.83)		2.49		37.56		8.68
Total from Investment Operations	3.30		(26.92)		2.03		37.18		8.47
Distributions from and/or in Excess of:
Net Realized Gain	—		(14.67)		(18.70)		(5.60)		(1.91)
Net Asset Value, End of Period	$10.13		$6.83		$48.42		$65.09		$33.51
Total Return(3)	48.32	%(4)	(60.16)%		(0.15)%		116.76%		31.47%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$217,957		$154,448		$359,607		$388,580		$213,760
Ratio of Expenses Before Expense Limitation	1.03%		1.03%		0.99%		0.99%		1.03%
Ratio of Expenses After Expense Limitation	0.81	%(5)	0.82	%(5)	0.82	%(5)	0.81	%(5)	0.86	%(5)(6)
Ratio of Net Investment Loss	(0.53	)%(5)	(0.64	)%(5)	(0.77	)%(5)	(0.80	)%(5)	(0.66	)%(5)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%		0.00	%(7)	0.00	%(7)	0.01%		0.01%
Portfolio Turnover Rate	33%		41%		59%		55%		95%

(1)  Not consolidated.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

(4)  Refer to Note B in the Notes to Consolidated Financial Statements for discussion of prior period transfer agency fees that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and the impact was less than 0.005% to the total return of Class II shares.

(5)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(6)  Effective April 29, 2019, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.82% for Class II shares. Prior to April 29, 2019, the maximum ratio was 1.05% for Class II shares.

(7)  Amount is less than 0.005%.

The accompanying notes are an integral part of the consolidated financial statements.
11

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2023

Notes to Consolidated Financial Statements

Morgan Stanley Variable Insurance Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of eight separate active, diversified and non-diversified funds (individually referred to as a "Fund," collectively as the "Funds").

The Company applies investment company accounting and reporting guidance Accounting Standards Codification ("ASC") Topic 946. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the Fund's Consolidated Statement of Assets and Liabilities through the date that the financial statements were issued.

The accompanying consolidated financial statements relates to the Growth Portfolio. The Fund seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of large capitalization companies. The Fund has issued two classes of shares — Class I and Class II. Both classes of shares have identical voting rights (except that shareholders of a Class have exclusive voting rights regarding any matter relating solely to that Class of shares), dividend, liquidation and other rights.

The Company is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its consolidated financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the consolidated financial statements. Actual results may differ from those estimates.

The Fund may invest up to 25% of its total assets in a wholly-owned subsidiary of the Fund organized as a company under the laws of the Cayman Islands, VIF Growth Cayman Portfolio, Ltd. (the "Subsidiary"). The Subsidiary may invest in bitcoin indirectly through cash settled futures or indirectly through investments in Grayscale Bitcoin Trust (BTC) ("GBTC"), a privately offered investment vehicle that invests in bitcoin. The Fund is the sole shareholder of the Subsidiary, and it is not currently expected that shares of the Subsidiary will be sold or offered to other investors. The consolidated portfolio of investments and consolidated financial statements include the positions and accounts of the Fund and the Subsidiary. All intercompany accounts and transactions of the Fund and the Subsidiary have been eliminated in consolidation and all accounting policies of the Subsidiary are consistent with those of the Fund. As of December 31, 2023, the Subsidiary represented approximately $12,915,000 or approximately 2.51% of the net assets of the Fund.

Investments in the Subsidiary are expected to provide the Fund with exposure to bitcoin within the limitations of Subchapter M of the Code and recent Internal Revenue Service ("IRS") revenue rulings, which require that a mutual fund receive no more than ten percent of its gross income from such investments in order to receive favorable tax treatment as a regulated investment company ("RIC"). Tax treatment of the income received from the Subsidiary may potentially be affected by changes in legislation, regulations or other legally binding authority, which could affect the character, timing and amount of the Fund's taxable income and distributions. If such changes occur, the Fund may need to significantly change its investment strategy and recognize unrealized gains in order to remain qualified for taxation as a RIC, which could adversely affect the Fund.

In June 2022, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update (ASU) No. 2022-03, Fair Value Measurement (Topic 820): Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions ("ASU 2022-03"), which clarifies the guidance in ASC Topic No. 820 on the fair value measurement of an equity security that is subject to a contractual sale restriction and introduces new disclosures related to such equity security. ASU 2022-03 clarifies that a contractual sale restriction prohibiting the sale of an equity security is a characteristic of the reporting entity holding the equity security and is not included in the equity security's unit of account. Accordingly, an entity should not consider the contractual sale restriction when measuring the equity security's fair value (i.e., the entity should not apply a discount related to the contractual sale restriction, as stated in ASC 820-10-35-36B as amended by ASU 2022-03). In addition, ASU 2022-03 prohibits an entity from recognizing a contractual sale restriction as a separate unit of account. The new guidance is effective for public companies with annual reporting periods in fiscal years beginning after December 15, 2023, and interim periods in the following year, with early adoption permitted. An investment company that holds equity securities that are subject to contractual sale restrictions executed before the date at which the investment company first adopts ASU 2022-03 shall continue to account for that equity security using the accounting policy applied before the adoption of ASU 2022-03 until the contractual sale restriction expires or is modified.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official

12

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2023

Notes to Consolidated Financial Statements (cont'd)

exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. If only bid prices are available then the latest bid price may be used. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers/dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers/dealers; (3) listed options are valued at the last reported sales price on the exchange on which they are listed (or at the exchange official closing price if such exchange reports an official closing price). If an official closing price or last reported sales price is unavailable, the listed option should be fair valued at the mean between its latest bid and ask prices. Unlisted options are valued at the mean between their latest bid and ask prices from a reputable broker/dealer or valued by a pricing service/vendor; (4) fixed income securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. If Morgan Stanley Investment Management Inc. (the "Adviser"), a wholly-owned subsidiary of Morgan Stanley, determines that the price provided by the outside pricing service/vendor does not reflect the security's fair value or is unable to provide a price, prices from reputable brokers/dealers may also be utilized. In these circumstances, the value of the security will be the mean of bid and asked prices obtained from reputable brokers/dealers; (5) when market quotations are not readily available, as defined by Rule 2a-5 under the Act, including circumstances under which the Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures approved by and under the general supervision of the Directors. Each business day, the Fund uses a third-party pricing service approved by the Directors to assist with the valuation of foreign equity securities. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities to more accurately reflect their fair value as of the close of regular trading on the NYSE; (6) foreign exchange transactions ("spot contracts") and foreign exchange forward contracts ("forward contracts") are valued daily using an independent pricing vendor at the spot and forward rates, respectively, as of the close of the NYSE; and (7) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

In connection with Rule 2a-5 of the Act, the Directors have designated the Company's Adviser as its valuation designee. The valuation designee has responsibility for determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser, as valuation designee, has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

2.  Fair Value Measurement: FASB ASC 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the price that would be received to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs); and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information

13

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2023

Notes to Consolidated Financial Statements (cont'd)

available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2023:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)		Total (000)
Assets:
Common Stocks
Automobiles	$26,124	$—	$—		$26,124
Biotechnology	5,507	—	—		5,507
Broadline Retail	22,258	—	—		22,258
Capital Markets	4,990	—	—		4,990
Chemicals	1,439	—	—		1,439
Electronic Equipment, Instruments & Components	—	—	—	†	—	†
Entertainment	31,450	—	—		31,450
Financial Services	24,742	19,569	—		44,311
Ground Transportation	39,252	—	—		39,252
Health Care Providers & Services	11,917	—	—		11,917
Health Care Technology	3,009	—	—		3,009
Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)		Total (000)
Common Stocks (cont'd)
Hotels, Restaurants & Leisure	$57,625	$—	$—		$57,625
Information Technology Services	114,431	—	—		114,431
Leisure Products	2,787	—	—		2,787
Life Sciences Tools & Services	2,650	—	—		2,650
Media	27,981	—	—		27,981
Pharmaceuticals	21,778	—	—		21,778
Software	43,199	—	—		43,199
Specialty Retail	18,488	—	—		18,488
Total Common Stocks	459,627	19,569	—	†	479,196	†
Preferred Stocks
Financial Services	—	—	1,076		1,076
Software	—	—	10,673		10,673
Total Preferred Stocks	—	—	11,749		11,749
Investment Company	12,471	—	—		12,471
Call Options Purchased	—	239	—		239
Short-Term Investment
Investment Company	12,335	—	—		12,335
Total Assets	$484,433	$19,808	$11,749	†	$515,990	†

†  Includes a security valued at zero.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Common Stock (000)		Preferred Stocks (000)
Beginning Balance	$—	†	$6,887
Purchases	—		3,303
Sales	—		—
Transfers in	—		—
Transfers out	—		—
Corporate actions	—		—
Change in unrealized appreciation (depreciation)	—		1,559
Realized gains (losses)	—		—
Ending Balance	$—	†	$11,749
Net change in unrealized appreciation (depreciation) from investments still held as of December 31, 2023	$—		$1,559

†  Includes a security valued at zero.

14

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2023

Notes to Consolidated Financial Statements (cont'd)

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 as of December 31, 2023. Various valuation techniques were used in the valuation of certain investments and weighted based on the level of significance. The Fund calculated the weighted averages of the unobservable inputs relative to each investment's fair value as of December 31, 2023:

	Fair Value at December 31, 2023 (000)	Valuation Technique	Unobservable Input	Amount or Range/ Weighted Average*		Impact to Valuation from an Increase in Input**
Preferred Stocks	$11,749	Market Transaction Method	Transaction Price	$71.38		Increase
		Discounted Cash Flow	Weighted Average Cost of Capital	16.5%-18.5%/17.2%		Decrease
			Perpetual Growth Rate	3.0%-4.0%/3.5%		Increase
		Market Comparable Companies	Enterprise Value/ Revenue	1.2x-15.5x/8.7x		Increase
			Discount for Lack of Marketability	12.0%-15.0%/12.9%		Decrease
		Comparable Transactions	Enterprise Value/ Revenue	8.8	x	Increase

*  Amount is indicative of the weighted average.

**  Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

3.  Repurchase Agreements: The Fund may enter into repurchase agreements under which the Fund lends cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest as earned. If such a decrease occurs, additional collateral will be requested and, when received, will be added to the account to maintain full collateralization. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral proceeds may be subject to cost and delays. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

4.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

—  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

—  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains

15

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2023

Notes to Consolidated Financial Statements (cont'd)

and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. The change in unrealized currency gains (losses) on foreign currency transactions for the period is reflected in the Consolidated Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in U.S. companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Consolidated Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

5.  Derivatives: The Fund may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid, risks arising from margin and payment requirements, risks arising from mispricing or valuation complexity and operational and legal risks. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Fund's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund used during the period and their associated risks:

Options: With respect to options, the Fund is subject to equity risk, interest rate risk and foreign currency ex-change risk in the normal course of pursuing its investment objectives. If the Fund buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or foreign currency, or futures contract on the underlying instrument or foreign currency, at an agreed-upon price during a period of time or on a specified date typically in exchange for premiums paid by the Fund. The Fund may purchase and/or sell put and call options. Purchasing call options tends to increase the Fund's exposure to the underlying (or similar) instrument. Purchasing put options tends to decrease the Fund's exposure to the underlying (or similar) instrument. When entering into purchased option contracts, the Fund bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the purchased option contracts; however the risk of loss is limited to the premium paid. Purchased options are reported

16

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2023

Notes to Consolidated Financial Statements (cont'd)

as part of "Total Investments in Securities" in the Consolidated Statement of Assets and Liabilities. Premiums paid for purchasing options which expired are treated as realized losses. If the Fund sells an option, it sells to another party the right to buy from or sell to the Fund a specific amount of the underlying instrument or foreign currency, or futures contract on the underlying instrument or foreign currency, at an agreed-upon price during a period of time or on a specified date typically in exchange for a premium received by the Fund. When options are purchased OTC, the Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options may also be illiquid and the Fund may have difficulty closing out its position. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund's financial position and results of operations.

The following table sets forth the fair value of the Fund's derivative contracts by primary risk exposure as of December 31, 2023:

	Asset Derivatives Consolidated Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Purchased Options	Investments, at Value (Purchased Options)	Currency Risk	$239	(a)

(a)  Amounts are included in Investments in Securities in the Consolidated Statement of Assets and Liabilities.

The following tables set forth by primary risk exposure the Fund's realized gain (loss) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended December 31, 2023 in accordance with ASC 815:

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Investments (Purchased Options)	$(997	)(a)

(a)  Amounts are included in Realized Loss on Investments Sold in the Consolidated Statement of Operations.

Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Investments (Purchased Options)	$(728	)(a)

(a)  Amounts are included in Change in Unrealized Appreciation (Depreciation) on Investments in the Consolidated Statement of Operations.

At December 31, 2023, the Fund's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the Consolidated Statement of Assets and Liabilities
Derivatives	Assets(b) (000)		Liabilities(b) (000)
Purchased Options	$239	(a)	$—

(a)  Amounts are included in Investments in Securities in the Consolidated Statement of Assets and Liabilities.

(b)  Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Consolidated Statement of Assets and Liabilities.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Fund exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master

17

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2023

Notes to Consolidated Financial Statements (cont'd)

Agreement, the return of collateral with market value in excess of the Fund's net liability may be delayed or denied.

The following table presents derivative financial instruments that are subject to enforceable netting arrangements as of December 31, 2023:

Gross Amounts Not Offset in the Consolidated Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in the Consolidated Statement of Assets and Liabilities(a) (000)	Financial Instrument (000)	Collateral Received(b) (000)	Net Amount (not less than $0) (000)
JPMorgan Chase Bank NA	$124	$—	$(124)	$0
Standard Chartered Bank	115	—	(115)	0
Total	$239	$—	$(239)	$—

(a)  Amounts are included in Investments in Securities in the Consolidated Statement of Assets and Liabilities.

(b)  In some instances, the actual collateral received may be more than the amount shown here due to overcollateralization.

For the year ended December 31, 2023, the approximate average monthly amount outstanding for each derivative type is as follows:

Purchased Options:
Average monthly notional amount	319,461,000

6.  Securities Lending: The Fund lends securities to qualified financial institutions, such as broker/dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Fund. The Fund would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned — Net" in the Fund's Consolidated

Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The Fund has the right under the securities lending agreement to recover the securities from the borrower on demand.

At December 31, 2023, the Fund did not have any outstanding securities on loan.

7.  Restricted Securities: The Fund invests in unregistered or otherwise restricted securities. The term "restricted securities" refers to securities that are unregistered or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. As a result, restricted securities may be more difficult to value and the Fund may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, the Fund, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Fund can sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and the acquirer of the securities. The Fund would, in either case, bear market risks during that period. Restricted securities are identified in the Consolidated Portfolio of Investments.

8.  Indemnifications: The Company enters into contracts that contain a variety of indemnification clauses. The Company's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

9.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded as non-cash dividend income at fair value. Interest income is

18

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2023

Notes to Consolidated Financial Statements (cont'd)

recognized on the accrual basis (except where collection is in doubt) net of applicable withholding taxes. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

10.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $1 billion	Next $1 billion	Next $1 billion	Over $3 billion
0.50%	0.45%	0.40%	0.35%

For the year ended December 31, 2023, the advisory fee rate (net of waiver/rebate) was equivalent to an annual effective rate of 0.28% of the Fund's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual Fund operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.57% for Class I shares and 0.82% for Class II shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2023, approximately $955,000 of advisory fees were waived pursuant to this arrangement.

The Adviser provides investment advisory services to the Subsidiary pursuant to the Subsidiary Investment Management Agreement (the "Agreement"). Under the Agreement, the Subsidiary will pay the Adviser at the end of each fiscal quarter, calculated by applying a quarterly rate, based on the annual rate of 0.05%, to the average daily net assets of the Subsidiary.

The Adviser has agreed to waive its advisory fees by the amount of advisory fees it receives from the Subsidiary.

The Adviser agreed to reimburse the Fund for prior years overpayment of transfer agency fees. This was reflected as "Reimbursement of Transfer Agency Fees" in the Consolidated Statement of Operations.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Servicing Fees: The Company accrues daily and pays quarterly a servicing fee of up to 0.17% of the average daily value of shares of the Fund held in an insurance company's account. Certain insurance companies have entered into a servicing agreement with the Company to provide administrative and other contract-owner related services on behalf of the Fund.

E. Distribution Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Distributor of the Fund and provides the Fund's Class II shareholders with distribution services pursuant to a Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the Act. Under the Plan, the Fund is authorized to pay the Distributor a distribution fee, which is accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class II shares.

F. Dividend Disbursing and Transfer/Co-Transfer Agent: The Company's dividend disbursing and transfer agent is SS&C Global Investor & Distribution Solutions, Inc. ("SS&C GIDS"). Pursuant to a Transfer Agency Agreement, the Company pays SS&C GIDS a fee based on the number of classes, accounts and transactions relating to the Funds of the Company.

Eaton Vance Management ("EVM"), an affiliate of Morgan Stanley, provides co-transfer agency and related services to the Fund pursuant to a Co-Transfer Agency Services Agreement. For the year ended December 31, 2023, co-transfer agency fees and expenses incurred to EVM, included in "Transfer Agency Fees" in the Consolidated Statement of Operations, amounted to approximately $1,000.

G. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities

19

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2023

Notes to Consolidated Financial Statements (cont'd)

and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

H. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2023, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments were approximately $144,938,000 and $191,261,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2023.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio (the "Liquidity Fund"), an open-end management investment company managed by the Adviser, both directly and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Fund. For the year ended December 31, 2023, advisory fees paid were reduced by approximately $25,000 relating to the Fund's investment in the Liquidity Fund.

A summary of the Fund's transactions in shares of affiliated investments during the year ended December 31, 2023 is as follows:

Affiliated Investment Company	Value December 31, 2022 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Fund	$4,714	$137,687	$130,066	$627
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value December 31, 2023 (000)
Liquidity Fund	$—	$—	$12,335

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2023, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

I. Federal Income Taxes: It is the Fund's intention to continue to qualify as a RIC and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the consolidated financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for consolidated financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the consolidated financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Consolidated Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2023 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2023 and 2022 was as follows:

2023 Distributions Paid From:		2022 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$—	$—	$9,134	$272,400

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax

20

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2023

Notes to Consolidated Financial Statements (cont'd)

differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, due to a net operating loss, resulted in the following reclassifications among the components of net assets at December 31, 2023:

Total Accumulated Loss (000)	Paid-in- Capital (000)
$2,707	$(2,707)

At December 31, 2023, the Fund had no distributable earnings on a tax basis.

At December 31, 2023, the Fund had available for federal income tax purposes unused short-term and long-term capital losses of approximately $52,382,000 and $114,871,000, respectively, that do not have an expiration date.

To the extent that capital loss carryforwards are used to offset any future capital gains realized, no capital gains tax liability will be incurred by the Fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

J. Credit Facility: The Company and other Morgan Stanley funds participated in a $300,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. Effective April 17, 2023, the committed line amount increased to $500,000,000. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate for any funds drawn will be based on the federal funds rate or overnight bank funding rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility, which is allocated among participating funds based on relative net assets. During the year ended December 31, 2023, the Fund did not have any borrowings under the Facility.

K. Other: At December 31, 2023, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 84.3%.

L. Market Risk and Risks Relating to Certain Financial Instruments:

Bitcoin: The Fund may have exposure to cryptocurrencies indirectly through investments in GBTC, a privately offered investment vehicle that invests in bitcoin. Cryptocurrencies (also referred to as "virtual currencies" and "digital currencies") are digital assets designed to act as a medium of exchange. Although cryptocurrency is an emerging asset class, there are thousands of cryptocurrencies, the most well-known of which is bitcoin. Cryptocurrency facilitates decentralized, peer-to-peer financial exchange and value storage that is used like money, without the oversight of a central authority or banks. The value of cryptocurrency is not backed by any government, corporation, or other identified body. Similar to fiat currencies (i.e., a currency that is backed by a central bank or a national, supra-national or quasi-national organization), cryptocurrencies are susceptible to theft, loss and destruction. For example, the bitcoin held by GBTC (and the Fund's indirect exposure to such bitcoin) is also susceptible to these risks. The value of the GBTC investments in cryptocurrency is subject to fluctuations in the value of the cryptocurrency, which have been and may in the future be highly volatile. The value of cryptocurrencies is determined by the supply and demand for cryptocurrency in the global market for the trading of cryptocurrency, which consists primarily of transactions on electronic exchanges. The price of bitcoin could drop precipitously (including to zero) for a variety of reasons, including, but not limited to, regulatory changes, a crisis of confidence, flaw or operational issue in the bitcoin network or a change in user preference to competing cryptocurrencies. The GBTC exposure to cryptocurrency could result in substantial losses to the Fund.

Market: The value of an investment in the Fund is based on the values of the Fund's investments, which change due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. The risks associated with these developments may be magnified if certain social, political, economic and other conditions and events adversely interrupt the global economy and financial markets. Securities in the Fund's portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters and extreme weather events, health emergencies (such as epidemics and pandemics), terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, health emergencies, social and political (including geopolitical) discord and tensions or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. It is difficult to predict when events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects (which may last for extended periods). These events may negatively impact broad segments of businesses

21

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2023

Notes to Consolidated Financial Statements (cont'd)

and populations and have a significant and rapid negative impact on the performance of the Fund's investments, and exacerbate pre-existing risks to the Fund. The occurrence, duration and extent of these or other types of adverse economic and market conditions and uncertainty over the long term cannot be reasonably projected or estimated at this time. The ultimate impact of public health emergencies or other adverse economic or market developments and the extent to which the associated conditions impact the Fund and its investments will also depend on other future developments, which are highly uncertain, difficult to accurately predict and subject to change at any time. The financial performance of the Fund's investments (and, in turn, the Fund's investment results) as well as their liquidity may be adversely affected because of these and similar types of factors and developments, which may in turn impact valuation, the Fund's ability to sell securities and/or its ability to meet redemptions.

22

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2023

Report of Independent Registered Public Accounting Firm

To the Shareholders of Growth Portfolio
and the Board of Directors of
Morgan Stanley Variable Insurance Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of Growth Portfolio (the "Fund") (one of the funds constituting Morgan Stanley Variable Insurance Fund, Inc. (the "Company")), including the consolidated portfolio of investments, as of December 31, 2023, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the three years in the period then ended, the financial highlights for each of the two years in the period ended December 31, 2020 and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of the Fund (one of the funds constituting Morgan Stanley Variable Insurance Fund, Inc.) at December 31, 2023, the consolidated results of its operations for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended, its consolidated financial highlights for each of the three years in the period then ended and its financial highlights for each of the two years in the period ended December 31, 2020, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
February 22, 2024

23

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2023

Liquidity Risk Management Program (unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the "Liquidity Rule"), the Fund has adopted and implemented a liquidity risk management program (the "Program"), which is reasonably designed to assess and manage the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors' interests in the Fund (i.e., liquidity risk). The Fund's Board of Directors (the "Board") previously approved the designation of the Liquidity Risk Subcommittee (the "LRS") as Program administrator. The LRS is comprised of representatives from various divisions within Morgan Stanley Investment Management.

At a meeting held on March 1-2, 2023, the Board reviewed a written report prepared by the LRS that addressed the Program's operation and assessed its adequacy, and effectiveness of implementation for the period from January 1, 2022, through December 31, 2022, as required under the Liquidity Rule. The report concluded that the Program operated effectively and was adequately and effectively implemented in all material aspects, and that the relevant controls and safeguards were appropriately designed to enable the LRS to administer the Program in compliance with the Liquidity Rule.

In accordance with the Program, the LRS assessed each Fund's liquidity risk no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents and borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Fund portfolio investment is classified into one of four liquidity categories, which classification is assessed at least monthly by the LRS. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. Liquidity classification determinations take into account various market, trading and investment-specific considerations, as well as market depth, and in some cases utilize third-party vendor data.

The Liquidity Rule limits a fund's investments in illiquid investments to 15% of its net assets and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or "HLIM"). The LRS believes that the Program includes provisions reasonably designed to review, monitor and comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement, as applicable.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.

24

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2023

Important Notices (unaudited)

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semi-annual and annual reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley non-money market fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters as an attachment to Form N-PORT and monthly holding for each money market fun on Form N-MFP. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, but makes the complete schedule of portfolio holdings for the fund's first and third fiscal quarters available on its public website. The holdings for each money market fund are also posted to the Morgan Stanley public website. You may, however, obtain Form N-PORT filings (as well as the Form N-CSR, N-CSRS and N-MFP filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov).

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 869-6397 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is submitted for the general information of the shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Company's Statement of Additional Information contains additional information about the Fund, including its Directors. It is available, without charge, by calling 1 (800) 869-6397.

Householding Notice

To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents, including shareholder reports, prospectuses and proxy materials, to investors with the same last name who reside at the same address. Your participation in this program will continue for an unlimited period of time unless you instruct us otherwise. You can request multiple copies of these documents by calling 1 (800) 869-6397, 8:00 a.m. to 6:00 p.m., ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

Tailored Shareholder Reports

Effective January 24, 2023, the SEC adopted rule and form amendments to require open-end mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semi-annual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semi-annual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Morgan Stanley Funds.

25

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2023

Directors and Officers Information (unaudited)

Independent Directors:

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Frank L. Bowman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1944	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mèrite by the French Government; elected to the National Academy of Engineering (2009).

				87

Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a former member of the CNA Military Advisory Board; Chairman of the Board of Trustees of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; Director of other various nonprofit organizations; formerly, Director of BP, plc (November 2010-May 2019).

Frances L. Cashman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1961	Director	Since February 2022	Chief Executive Officer, Asset Management Portfolio, Delinian Ltd. (financial information) (May 2021-Present); Executive Vice President and various other roles, Legg Mason & Co. (asset management) (2010-2020); Managing Director, Stifel Nicolaus (2005-2010).	88

Formerly, Trustee and Investment Committee Member, GeorgiaTech Foundation (since June 2019); Trustee and Chair of Marketing Committee, and Member of Investment Committee, Loyola Blakefield (2017-2023); Trustee, MMI Gateway Foundation (2017-2023); Director and Investment Committee Member, Catholic Community Foundation Board (2012-2018); Director and Investment Committee Member, St. Ignatius Loyola Academy (2011-2017).

Kathleen A. Dennis c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1953	Director	Since August 2006	Chairperson of the Governance Committee (since January 2021), Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006); Senior Vice President, Chase Bank (1984-1993).	87	Board Member, University of Albany Foundation (2012-present); Board Member, Mutual Funds Directors Forum (2014-present); Director of various non-profit organizations.
Nancy C. Everett c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1955	Director	Since January 2015	Chairperson of the Equity Investment Committee (since January 2021); Director or Trustee of various Morgan Stanley Funds (since January 2015); Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013) and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	88

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

26

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2023

Directors and Officers Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Eddie A. Grier c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1955	Director	Since February 2022	Dean, Santa Clara University Leavey School of Business (since July 2021); Dean, Virginia Commonwealth University School of Business (2010-2021); President and various other roles, Walt Disney Company (entertainment and media) (1981-2010).	88

Director, Witt/Keiffer, Inc. (executive search) (since 2016); Director, NuStar GP, LLC (energy) (since August 2021); Director, Sonida Senior Living, Inc. (residential community operator) (2016-2021); Director, NVR, Inc. (homebuilding) (2013-2020); Director, Middleburg Trust Company (wealth management) (2014-2019); Director, Colonial Williamsburg Company (2012-2021); Regent, University of Massachusetts Global (since 2021); Director and Chair, ChildFund International (2012-2021); Trustee, Brandman University (2010-2021); Director, Richmond Forum (2012-2019).

Jakki L. Haussler c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1957	Director	Since January 2015	Chairperson of the Audit Committee (since January 2023) and Director or Trustee of various Morgan Stanley Funds (since January 2015); Chairman, Opus Capital Group (since 1996); formerly, Chief Executive Officer, Opus Capital Group (1996-2019); Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	88

Director, Vertiv Holdings Co. (VRT) (since August 2022); Director of Cincinnati Bell Inc. and Member, Audit Committee and Chairman, Governance and Nominating Committee (2008-2021); Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director, Barnes Group Inc. (since July 2021); Member of Chase College of Law Center for Law and Entrepreneurship Board of Advisors; Director of Best Transport (2005-2019); Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee.

Dr. Manuel H. Johnson c/o Johnson Smick International, Inc. 220 I Street, NE Suite 200 Washington, D.C. 20002 Birth Year: 1949	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Fixed Income, Liquidity and Alternatives Investment Committee (since January 2021), Chairperson of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	87	Director of NVR, Inc. (home construction).
Joseph J. Kearns c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1942	Director	Since August 1994 (Retired December 31, 2023)	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (2006-2022) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006); CFO of the J. Paul Getty Trust (1982-1999).	88	Director, Rubicon Investments (since February 2019); Prior to August 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.

27

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2023

Directors and Officers Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Michael F. Klein c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1958	Director	Since August 2006

Chairperson of the Risk Committee (since January 2021); Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				87	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia A. Maleski c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1960	Director	Since January 2017	Director or Trustee of various Morgan Stanley Funds (since January 2017); Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer — Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	88	Formerly, Trustee (January 2022 to March 2023), Treasurer (January 2023 to March 2023), and Finance Committee (January 2022 to March 2023).
W. Allen Reed c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1947	Chair of the Board and Director	Chair of the Board since August 2020 and Director since August 2006	Chair of the Boards of various Morgan Stanley Funds (since August 2020); Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Vice Chair of the Boards of various Morgan Stanley Funds (January 2020-August 2020); President and Chief Executive Officer of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	87	Formerly, Director of Legg Mason, Inc. (2006-2019); and Director of the Auburn University Foundation (2010-2015).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2023) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Directors at any time during the past five years.

28

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2023

Directors and Officers Information (unaudited) (cont'd)

Executive Officers:

Name, Address and Birth Year of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon 1585 Broadway New York, NY 10036 Birth Year: 1963	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser.

Deidre A. Downes 1633 Broadway New York, NY 10019 Birth Year: 1977	Chief Compliance Officer	Since November 2021

Executive Director of the Adviser (since January 2021) and Chief Compliance Officer of various Morgan Stanley Funds (since November 2021). Formerly, Vice President and Corporate Counsel at PGIM and Prudential Financial (October 2016-December 2020).

Francis J. Smith 750 Seventh Avenue New York, NY 10019 Birth Year: 1965	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin 1633 Broadway New York, NY 10019 Birth Year: 1967	Secretary	Since June 1999	Managing Director of the Adviser and various entities affiliated with the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key 1585 Broadway New York, NY 10036 Birth Year: 1979	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Managing Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

The Fund's statement of additional information includes further information about the Fund's Directors and Officers, and is available without charge by visiting www.morganstanley.com/im or upon request by calling 1 (800) 869-6397.

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves an indefinite term, until his or her successor is elected.

29

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2023

Adviser and Administrator

Morgan Stanley Investment Management Inc.
1585 Broadway
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
1585 Broadway
New York, New York 10036

Dividend Disbursing and Transfer Agent

SS&C Global Investor & Distribution Solutions, Inc.
P.O. Box 219804
Kansas City, Missouri 64121-9804

Co-Transfer Agent

Eaton Vance Management
Two International Place
Boston, Massachusetts 02110

Custodian

State Street Bank and Trust Company
One Congress Street
Boston, Massachusetts 02114

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
1155 Avenue of the Americas,
22nd Floor
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

UIFCGANN
6301773 EXP 02.28.25

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2023

U.S. Real Estate Portfolio

The Fund is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2023

Table of Contents (unaudited)

Expense Example	2
Investment Overview	3
Portfolio of Investments	5
Statement of Assets and Liabilities	6
Statement of Operations	7
Statements of Changes in Net Assets	8
Financial Highlights	9
Notes to Financial Statements	11
Report of Independent Registered Public Accounting Firm	17
Liquidity Risk Management Program	18
Important Notices	19
Directors and Officers Information	20

1

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2023

Expense Example (unaudited)

U.S. Real Estate Portfolio

As a shareholder of the U.S. Real Estate Portfolio (the "Fund"), you incur two types of costs: (1) insurance company charges; and (2) ongoing costs, which may include advisory fees, administration fees, distribution (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2023 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any insurance company charges. Therefore, the table below is useful in comparing ongoing costs, but will not help you determine the relative total cost of owning different funds. In addition, if these insurance company charges were included, your costs would have been higher.

	Beginning Account Value 7/1/23	Actual Ending Account Value 12/31/23	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
U.S. Real Estate Portfolio Class I	$1,000.00	$1,067.80	$1,021.12	$4.22	$4.13	0.81%
U.S. Real Estate Portfolio Class II	1,000.00	1,066.90	1,019.86	5.52	5.40	1.06

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 184/365 (to reflect the most recent one-half year period).

Refer to Note B in the Notes to Financial Statements for discussion of prior period transfer agency fees that were reimbursed in the current period.

**  Annualized.

2

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2023

Investment Overview (unaudited)

U.S. Real Estate Portfolio

The Fund seeks to provide above average current income and long-term capital appreciation by investing primarily in equity securities of companies in the U.S. real estate industry, including real estate investment trusts ("REITs").

Performance

For the fiscal year ended December 31, 2023, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of 14.52%, net of fees, and 14.22%, net of fees, for Class II shares. The Fund's Class I and Class II shares outperformed the Fund's benchmark, the FTSE Nareit Equity REITs Index (the "Index"), which returned 13.73%.

Factors Affecting Performance

•  After four 25-basis point(i) interest rate hikes from the beginning of the year through July 2023, the Federal Reserve (Fed) held interest rates steady the remainder of the year and signaled it may begin cutting interest rates as early as the first half of 2024 amid recent favorable inflation data and an increasing belief that the Fed may achieve a "soft landing" in the economy. Within the Index, seniors housing health care was a top-performing sector for the year, as it benefited from the long-term secular tailwind of an aging U.S. population and the necessity-based nature of seniors housing demand. The mall sector was also a key outperformer, bolstered by the lack of new supply of retail real estate and increased demand from retailers for prime storefronts, creating upward pressure on rents. The data center sector outperformed, as it benefited from favorable secular demand trends driven by data growth and digital transformation combined with limited new supply growth. The hotel sector was another outperformer, primarily a beneficiary of "risk-on" markets and a more optimistic view on the economy in the fourth quarter of 2023. A key underperformer for the year was the life science health care sector, which faced supply headwinds coupled with lower demand for space. Retail net lease was another underperformer due to the higher interest rate environment and narrowing investment spreads. Apartments also underperformed, as third quarter 2023 earnings results were below expectations and a deceleration in rents in September and October 2023 that was worse than anticipated.

•  The Fund's sector overweights to seniors housing health care and data centers, the sector underweight to life science health care, and security selection in storage and apartments were the top relative contributors for the year. Key detractors included security selection in the industrial sector, the underweight to skilled nursing health care, the overweight to and security selection within the retail net lease sector, and the weighting to apartments.

Management Strategies

•  The team uses internal proprietary research to invest in public real estate companies that we believe offer the best value relative to their underlying assets and growth prospects. The team combines a bottom-up approach, assessing the intrinsic value, equity multiples and growth prospects of each security, with a top-down view that incorporates fundamental inflection points, macroeconomic considerations, and geopolitical risk. By incorporating both an equity market valuation and a more traditional real estate valuation with a top-down overlay, we believe the Fund will be better prepared to identify securities with the best expected total returns.

•  Given the stabilization in interest rates across the globe and the increasing likelihood of interest rate cuts, forecasted returns for the asset class have improved. Moreover, we believe relative strength in cash flows can be expected given the unique nature of listed real estate. Specifically, the contracted rental streams with inflation-linked escalations and the necessity-based nature of real estate — the listed real estate market evolves and grows with the broader needs of society and the economy and sits at the epicenter of how people live, work, shop and communicate — coupled with limited new real estate supply additions in the vast majority of sectors, should result in cash flow growth. Additionally, we believe the relative valuation of real estate securities is attractive, specifically when compared to direct property investment and the broader equities market, and is presenting an interesting pricing arbitrage opportunity for investors.

(i)  One basis point = 0.01%

3

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2023

Investment Overview (unaudited) (cont'd)

U.S. Real Estate Portfolio

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class II shares will vary from the performance of Class I shares based upon its different inception date and will be negatively impacted by additional fees assessed to that class.

Performance Compared to the FTSE Nareit Equity REITs Index(1)

	Period Ended December 31, 2023
	Total Returns(2)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(5)
Fund – Class I(3)	14.52%	2.92%	4.52%	7.75%
FTSE Nareit Equity REITs Index	13.73	7.39	7.65	8.54
Fund – Class II(4)	14.22	2.66	4.26	7.87
FTSE Nareit Equity REITs Index	13.73	7.39	7.65	9.34

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please contact the issuing insurance company or speak with your financial advisor. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance shown does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower. Fund's total returns are calculated based on the net asset value as of the last business day of the period.

(1)  The FTSE Nareit (National Association of Real Estate Investment Trusts) Equity REITs Index is free float-adjusted market capitalization weighted index of tax-qualified REITs listed on the New York Stock Exchange, NYSE Amex and the NASDAQ National Market Systems. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  Total returns for the Fund reflect fees waived and expenses reimbursed, if applicable, by the Adviser (as defined herein). Without such waivers and reimbursements, total returns would have been lower.

(3)  Commenced operations on March 3, 1997.

(4)  Commenced offering on November 5, 2002.

(5)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Fund, not the inception of the Index.

4

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2023

Portfolio of Investments

U.S. Real Estate Portfolio

	Shares	Value (000)
Common Stocks (98.6%)
Apartments (10.1%)
AvalonBay Communities, Inc. REIT	60,066	$11,246
Essex Property Trust, Inc. REIT	38,350	9,508
Mid-America Apartment Communities, Inc. REIT	42,803	5,755
		26,509
Data Centers (12.9%)
Digital Realty Trust, Inc. REIT	94,009	12,652
Equinix, Inc. REIT	26,326	21,203
		33,855
Free Standing (7.1%)
Agree Realty Corp. REIT	93,976	5,916
NETSTREIT Corp. REIT	118,802	2,120
Realty Income Corp. REIT	182,666	10,489
		18,525
Gaming (4.0%)
VICI Properties, Inc. REIT	332,596	10,603
Health Care (9.6%)
CareTrust REIT, Inc.	205,480	4,599
Ventas, Inc. REIT	53,989	2,691
Welltower, Inc. REIT	197,289	17,789
		25,079
Industrial (15.1%)
Americold Realty Trust, Inc. REIT	132,220	4,002
EastGroup Properties, Inc. REIT	27,006	4,957
Prologis, Inc. REIT	193,737	25,825
Rexford Industrial Realty, Inc. REIT	86,026	4,826
		39,610
Lodging/Resorts (2.7%)
Hilton Worldwide Holdings, Inc.	10,005	1,822
Host Hotels & Resorts, Inc. REIT	265,631	5,172
		6,994
Manufactured Homes (2.6%)
Sun Communities, Inc. REIT	49,996	6,682
Office (5.2%)
Alexandria Real Estate Equities, Inc. REIT	58,556	7,423
Kilroy Realty Corp. REIT	153,553	6,118
		13,541
Regional Malls (4.7%)
Simon Property Group, Inc. REIT	85,763	12,233
Self Storage (9.9%)
Extra Space Storage, Inc. REIT	76,198	12,217
Public Storage REIT	44,820	13,670
		25,887
Shopping Centers (6.5%)
Federal Realty Investment Trust REIT	37,599	3,875
Kimco Realty Corp. REIT	318,562	6,788
	Shares	Value (000)
Kite Realty Group Trust REIT	165,120	$3,775
Urban Edge Properties REIT	143,496	2,626
		17,064
Single Family Homes (4.0%)
American Homes 4 Rent Class A REIT	289,541	10,412
Specialty (2.8%)
Iron Mountain, Inc. REIT	104,100	7,285
Telecommunications REITs (1.4%)
American Tower Corp. REIT	17,122	3,696
Total Common Stocks (Cost $224,043)		257,975
Short-Term Investment (1.2%)
Investment Company (1.2%)
Morgan Stanley Institutional Liquidity Funds — Treasury Portfolio — Institutional Class (See Note H) (Cost $3,193)	3,193,127	3,193
Total Investments (99.8%) (Cost $227,236) (a)		261,168
Other Assets in Excess of Liabilities (0.2%)		395
Net Assets (100.0%)		$261,563

(a)  At December 31, 2023, the aggregate cost for federal income tax purposes is approximately $230,910,000. The aggregate gross unrealized appreciation is approximately $38,958,000 and the aggregate gross unrealized depreciation is approximately $8,701,000, resulting in net unrealized appreciation of approximately $30,257,000.

REIT  Real Estate Investment Trust.

Portfolio Composition

Classification	Percentage of Total Investments
Other*	23.4%
Industrial	15.2
Data Centers	13.0
Apartments	10.1
Self Storage	9.9
Health Care	9.6
Free Standing	7.1
Shopping Centers	6.5
Office	5.2
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
5

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2023

U.S. Real Estate Portfolio

Statement of Assets and Liabilities	December 31, 2023 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $224,043)	$257,975
Investment in Security of Affiliated Issuer, at Value (Cost $3,193)	3,193
Total Investments in Securities, at Value (Cost $227,236)	261,168
Foreign Currency, at Value (Cost —@)	—	@
Dividends Receivable	1,163
Receivable for Fund Shares Sold	48
Receivable from Affiliate	9
Other Assets	22
Total Assets	262,410
Liabilities:
Payable for Fund Shares Redeemed	377
Payable for Advisory Fees	290
Payable for Servicing Fees	96
Payable for Distribution Fees — Class II Shares	24
Payable for Administration Fees	17
Payable for Professional Fees	10
Payable for Custodian Fees	3
Payable for Transfer Agency Fees	2
Other Liabilities	28
Total Liabilities	847
NET ASSETS	$261,563
Net Assets Consist of:
Paid-in-Capital	$251,902
Total Distributable Earnings	9,661
Net Assets	$261,563
CLASS I:
Net Assets	$144,487
Net Asset Value, Offering and Redemption Price Per Share Applicable to 9,938,783 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$14.54
CLASS II:
Net Assets	$117,076
Net Asset Value, Offering and Redemption Price Per Share Applicable to 8,108,939 Outstanding $0.001 Par Value Shares (Authorized 500,000,000 Shares)	$14.44

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
6

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2023

U.S. Real Estate Portfolio

Statement of Operations	Year Ended December 31, 2023 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers	$9,425
Dividends from Security of Affiliated Issuer (Note H)	154
Total Investment Income	9,579
Expenses:
Advisory Fees (Note B)	1,925
Servicing Fees (Note D)	411
Distribution Fees — Class II Shares (Note E)	354
Administration Fees (Note C)	223
Professional Fees	144
Shareholder Reporting Fees	18
Transfer Agency Fees (Note F)	18
Custodian Fees (Note G)	12
Directors' Fees and Expenses	11
Pricing Fees	2
Registration Fees	1
Other Expenses	20
Total Expenses	3,139
Waiver of Advisory Fees (Note B)	(505)
Reimbursement of Transfer Agency Fees (Note B)	(10)
Rebate from Morgan Stanley Affiliate (Note H)	(6)
Net Expenses	2,618
Net Investment Income	6,961
Realized Loss:
Investments Sold	(13,062)
Foreign Currency Translation	(1)
Net Realized Loss	(13,063)
Change in Unrealized Appreciation (Depreciation):
Investments	42,458
Foreign Currency Translation	1
Net Change in Unrealized Appreciation (Depreciation)	42,459
Net Realized Loss and Change in Unrealized Appreciation (Depreciation)	29,396
Net Increase in Net Assets Resulting from Operations	$36,357

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2023

U.S. Real Estate Portfolio

Statements of Changes in Net Assets	Year Ended December 31, 2023 (000)	Year Ended December 31, 2022 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$6,961	$4,437
Net Realized Loss	(13,063)	(16,988)
Net Change in Unrealized Appreciation (Depreciation)	42,459	(95,351)
Net Increase (Decrease) in Net Assets Resulting from Operations	36,357	(107,902)
Dividends and Distributions to Shareholders:
Class I	(3,051)	(35,265)
Class II	(3,071)	(40,499)
Total Dividends and Distributions to Shareholders	(6,122)	(75,764)
Capital Share Transactions:(1)
Class I:
Subscribed	7,883	16,407
Distributions Reinvested	3,051	35,265
Redeemed	(17,846)	(24,802)
Class II:
Subscribed	6,271	16,156
Distributions Reinvested	3,071	40,499
Redeemed	(61,710)	(25,646)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(59,280)	57,879
Total Decrease in Net Assets	(29,045)	(125,787)
Net Assets:
Beginning of Period	290,608	416,395
End of Period	$261,563	$290,608
(1) Capital Share Transactions:
Class I:
Shares Subscribed	591	1,005
Shares Issued on Distributions Reinvested	223	2,499
Shares Redeemed	(1,322)	(1,324)
Net Increase (Decrease) in Class I Shares Outstanding	(508)	2,180
Class II:
Shares Subscribed	476	1,021
Shares Issued on Distributions Reinvested	226	2,887
Shares Redeemed	(4,622)	(1,414)
Net Increase (Decrease) in Class II Shares Outstanding	(3,920)	2,494

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2023

Financial Highlights

U.S. Real Estate Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2023		2022		2021		2020		2019
Net Asset Value, Beginning of Period	$12.98		$23.47		$17.13		$21.93		$19.52
Income (Loss) from Investment Operations:
Net Investment Income(1)	0.35		0.25		0.27		0.35		0.51
Net Realized and Unrealized Gain (Loss)	1.51		(6.24)		6.49		(4.20)		3.15
Total from Investment Operations	1.86		(5.99)		6.76		(3.85)		3.66
Distributions from and/or in Excess of:
Net Investment Income	(0.30)		(0.24)		(0.42)		(0.48)		(0.42)
Net Realized Gain	—		(4.26)		—		(0.47)		(0.83)
Total Distributions	(0.30)		(4.50)		(0.42)		(0.95)		(1.25)
Net Asset Value, End of Period	$14.54		$12.98		$23.47		$17.13		$21.93
Total Return(2)	14.52	%(3)	(27.05)%		39.80%		(16.85)%		18.94%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$144,487		$135,581		$194,007		$169,291		$200,635
Ratio of Expenses Before Expense Limitation	1.00%		1.01%		0.98%		0.99%		0.97%
Ratio of Expenses After Expense Limitation	0.81	%(4)(5)(6)	0.82	%(6)	0.82	%(6)	0.82	%(6)	0.82	%(6)
Ratio of Net Investment Income	2.63	%(5)(6)	1.46	%(6)	1.36	%(6)	2.07	%(6)	2.36	%(6)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(7)	0.00	%(7)	0.00	%(7)	0.00	%(7)	0.00	%(7)
Portfolio Turnover Rate	56%		61%		129%		50%		20%

(1)  Per share amount is based on average shares outstanding.

(2)  Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

(3)  Refer to Note B in the Notes to Financial Statements for discussion of prior period transfer agency fees that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and the impact was less than 0.005% to the total return of Class I shares.

(4)  Effective December 11, 2023, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.80% for Class I shares. Prior to December 11, 2023, the maximum ratio was 0.82% for Class I shares.

(5)  If the Fund had not received the reimbursement of transfer agency fees from the Adviser, Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income, would have been as follows for Class I shares:

Period Ended	Expense Ratio	Net Investment Income Ratio
December 31, 2023	0.82%	2.63%

(6)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(7)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2023

Financial Highlights

U.S. Real Estate Portfolio

	Class II
	Year Ended December 31,
Selected Per Share Data and Ratios	2023		2022		2021		2020		2019
Net Asset Value, Beginning of Period	$12.89		$23.32		$17.03		$21.80		$19.40
Income (Loss) from Investment Operations:
Net Investment Income(1)	0.32		0.20		0.22		0.30		0.45
Net Realized and Unrealized Gain (Loss)	1.50		(6.18)		6.44		(4.17)		3.14
Total from Investment Operations	1.82		(5.98)		6.66		(3.87)		3.59
Distributions from and/or in Excess of:
Net Investment Income	(0.27)		(0.19)		(0.37)		(0.43)		(0.36)
Net Realized Gain	—		(4.26)		—		(0.47)		(0.83)
Total Distributions	(0.27)		(4.45)		(0.37)		(0.90)		(1.19)
Net Asset Value, End of Period	$14.44		$12.89		$23.32		$17.03		$21.80
Total Return(2)	14.22	%(3)	(27.22)%		39.44%		(17.10)%		18.68%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$117,076		$155,027		$222,388		$190,554		$228,085
Ratio of Expenses Before Expense Limitation	1.25%		1.26%		1.23%		1.24%		1.22%
Ratio of Expenses After Expense Limitation	1.06	%(4)(5)(6)	1.07	%(6)	1.07	%(6)	1.07	%(6)	1.07	%(6)
Ratio of Net Investment Income	2.38	%(5)(6)	1.21	%(6)	1.11	%(6)	1.82	%(6)	2.11	%(6)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(7)	0.00	%(7)	0.00	%(7)	0.00	%(7)	0.00	%(7)
Portfolio Turnover Rate	56%		61%		129%		50%		20%

(1)  Per share amount is based on average shares outstanding.

(2)  Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

(3)  Refer to Note B in the Notes to Financial Statements for discussion of prior period transfer agency fees that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and the impact was less than 0.005% to the total return of Class II shares.

(4)  Effective December 11, 2023, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.05% for Class II shares. Prior to December 11, 2023, the maximum ratio was 1.07% for Class II shares.

(5)  If the Fund had not received the reimbursement of transfer agency fees from the Adviser, Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income, would have been as follows for Class II shares:

Period Ended	Expense Ratio	Net Investment Income Ratio
December 31, 2023	1.07%	2.38%

(6)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(7)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2023

Notes to Financial Statements

Morgan Stanley Variable Insurance Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company is comprised of eight separate active, diversified and non-diversified funds (individually referred to as a "Fund," collectively as the "Funds").

The Company applies investment company accounting and reporting guidance Accounting Standards Codification ("ASC") Topic 946. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the Fund's Statement of Assets and Liabilities through the date that the financial statements were issued.

The accompanying financial statements relates to the U.S. Real Estate Portfolio. The Fund seeks to provide above average current income and long-term capital appreciation by investing primarily in equity securities of companies in the U.S. real estate industry, including real estate investment trusts ("REITs"). The Fund has issued two classes of shares — Class I and Class II. Both classes of shares have identical voting rights (except that shareholders of a Class have exclusive voting rights regarding any matter relating solely to that Class of shares), dividend, liquidation and other rights.

The Company is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Company in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. If only bid prices are available then the latest bid price may be used. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers/dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers/dealers; (3) fixed income securities may be valued by an outside pricing service/vendor approved by the Company's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. If Morgan Stanley Investment Management Inc. (the "Adviser"), a wholly-owned subsidiary of Morgan Stanley, determines that the price provided by the outside pricing service/vendor does not reflect the security's fair value or is unable to provide a price, prices from reputable brokers/dealers may also be utilized. In these circumstances, the value of the security will be the mean of bid and asked prices obtained from reputable brokers/dealers; (4) when market quotations are not readily available, as defined by Rule 2a-5 under the Act, including circumstances under which the Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures approved by and under the general supervision of the Directors. Each business day, the Fund uses a third-party pricing service approved by the Directors to assist with the valuation of foreign equity securities. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities to more accurately reflect their fair value as of the close of regular trading on the NYSE; (5) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

11

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2023

Notes to Financial Statements (cont'd)

In connection with Rule 2a-5 of the Act, the Directors have designated the Company's Adviser as its valuation designee. The valuation designee has responsibility for determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Company's Adviser, as valuation designee, has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Company's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Company to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

The Fund invests a significant portion of its assets in securities of REITs. The market's perception of prospective declines in private real estate values and other financial assets may result in increased volatility of market prices that can negatively impact the valuation of certain issuers held by the Fund.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") ASC 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the price that would be received to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs); and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2023:

Investment Type	Level 1 Unadjusted quoted prices (000)		Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks	$257,975	(1)	$—	$—	$257,975
Short-Term Investment
Investment Company	3,193		—	—	3,193
Total Assets	$261,168		$—	$—	$261,168

(1)  The level classification by major category of investments is the same as the category presentation in the Portfolio of Investments.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

—  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

—  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities

12

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2023

Notes to Financial Statements (cont'd)

sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. The change in unrealized currency gains (losses) on foreign currency transactions for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in U.S. companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

4.  Indemnifications: The Company enters into contracts that contain a variety of indemnification clauses. The Company's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

5.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis (except where collection is in doubt) net of applicable withholding taxes. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Company can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

The Fund owns shares of REITs which report information on the source of their distributions annually in the following calendar year. A portion of distributions received from REITs during the year is estimated to be a return of capital and is recorded as a reduction of their cost.

6.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $500 million	Next $500 million	Over $1 billion
0.70%	0.65%	0.60%

Effective December 11, 2023, the Adviser provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the daily net assets as follows:

First $500 million	Next $500 million	Over $1 billion
0.55%	0.50%	0.45%

13

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2023

Notes to Financial Statements (cont'd)

For the year ended December 31, 2023, the advisory fee rate (net of waiver/rebate) was equivalent to an annual effective rate of 0.51% of the Fund's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual Fund operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.82% for Class I shares and 1.07% for Class II shares. Effective December 11, 2023, the Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual Fund operating expenses will not exceed 0.80% for Class I shares and 1.05% for Class II shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Directors act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2023, approximately $505,000 of advisory fees were waived pursuant to this arrangement.

The Adviser agreed to reimburse the Fund for prior years overpayment of transfer agency fees. This was reflected as "Reimbursement of Transfer Agency Fees" in the Statement of Operations.

C. Administration Fees: The Adviser also serves as Administrator to the Company and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Company. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Servicing Fees: The Company accrues daily and pays quarterly a servicing fee of up to 0.17% of the average daily value of shares of the Fund held in an insurance company's account. Certain insurance companies have entered into a servicing agreement with the Company to provide administrative and other contract-owner related services on behalf of the Fund.

E. Distribution Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Distributor of the Fund and provides the Fund's

Class II shareholders with distribution services pursuant to a Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the Act. Under the Plan, the Fund is authorized to pay the Distributor a distribution fee, which is accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class II shares.

F. Dividend Disbursing and Transfer/Co-Transfer Agent: The Company's dividend disbursing and transfer agent is SS&C Global Investor & Distribution Solutions, Inc. ("SS&C GIDS"). Pursuant to a Transfer Agency Agreement, the Company pays SS&C GIDS a fee based on the number of classes, accounts and transactions relating to the Funds of the Company.

Eaton Vance Management ("EVM"), an affiliate of Morgan Stanley, provides co-transfer agency and related services to the Fund pursuant to a Co-Transfer Agency Services Agreement. For the year ended December 31, 2023, co-transfer agency fees and expenses incurred to EVM, included in "Transfer Agency Fees" in the Statement of Operations, amounted to approximately $1,000.

G. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Company in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Company as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

H. Security Transactions and Transactions with Affiliates: For the year ended December 31, 2023, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments were approximately $152,305,000 and $207,157,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2023.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds (the "Liquidity Fund"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Fund. For the year ended December 31, 2023, advisory fees paid were reduced by approximately $6,000 relating to the Fund's investment in the Liquidity Fund.

14

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2023

Notes to Financial Statements (cont'd)

A summary of the Fund's transactions in shares of affiliated investments during the year ended December 31, 2023 is as follows:

Affiliated Investment Company	Value December 31, 2022 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Fund	$5,503	$48,820	$51,130	$154
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value December 31, 2023 (000)
Liquidity Fund	$—	$—	$3,193

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2023, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

I. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended December 31, 2023 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2023 and 2022 was as follows:

2023 Distributions Paid From:		2022 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$6,122	$—	$32,241	$43,523

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

The Fund had no permanent differences causing reclassifications among the components of net assets for the year ended December 31, 2023.

At December 31, 2023, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$6,724	$—

At December 31, 2023, the Fund had available for federal income tax purposes unused short-term and long-term capital losses of approximately $19,213,000 and $8,091,000, respectively, that do not have an expiration date.

To the extent that capital loss carryforwards are used to offset any future capital gains realized, no capital gains tax liability will be incurred by the Fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

15

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2023

Notes to Financial Statements (cont'd)

J. Credit Facility: The Company and other Morgan Stanley funds participated in a $300,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. Effective April 17, 2023, the committed line amount increased to $500,000,000. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate for any funds drawn will be based on the federal funds rate or overnight bank funding rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility, which is allocated among participating funds based on relative net assets. During the year ended December 31, 2023, the Fund did not have any borrowings under the Facility.

K. Other: At December 31, 2023, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 72.0%.

L. Market Risk: The value of an investment in the Fund is based on the values of the Fund's investments, which change due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. The risks associated with these developments may be magnified if certain social, political, economic and other conditions and events adversely interrupt the global economy and financial markets. Securities in the Fund's portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters and extreme weather events, health emergencies (such as epidemics and pandemics), terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, health emergencies, social and political (including geopolitical) discord and tensions or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. It is difficult to predict when events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects (which may last for extended periods). These events may negatively impact broad segments of businesses and populations and have a significant and rapid negative impact on the performance of the Fund's investments, and exacerbate pre-existing risks to the Fund. The occurrence, duration and extent of these or other types of adverse economic and market conditions and uncertainty over the long term cannot be reasonably projected or estimated at this time. The ultimate impact of public health emergencies or other adverse economic or market developments and the extent to which the associated conditions impact the Fund and its investments will also depend on other future developments, which are highly uncertain, difficult to accurately predict and subject to change at any time. The financial performance of the Fund's investments (and, in turn, the Fund's investment results) as well as their liquidity may be adversely affected because of these and similar types of factors and developments, which may in turn impact valuation, the Fund's ability to sell securities and/or its ability to meet redemptions.

16

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2023

Report of Independent Registered Public Accounting Firm

To the Shareholders of U.S. Real Estate Portfolio
and the Board of Directors of
Morgan Stanley Variable Insurance Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of U.S. Real Estate Portfolio (the "Fund") (one of the funds constituting Morgan Stanley Variable Insurance Fund, Inc. (the "Company")), including the portfolio of investments, as of December 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Morgan Stanley Variable Insurance Fund, Inc.) at December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
February 22, 2024

17

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2023

Liquidity Risk Management Program (unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the "Liquidity Rule"), the Fund has adopted and implemented a liquidity risk management program (the "Program"), which is reasonably designed to assess and manage the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors' interests in the Fund (i.e., liquidity risk). The Fund's Board of Directors (the "Board") previously approved the designation of the Liquidity Risk Subcommittee (the "LRS") as Program administrator. The LRS is comprised of representatives from various divisions within Morgan Stanley Investment Management.

At a meeting held on March 1-2, 2023, the Board reviewed a written report prepared by the LRS that addressed the Program's operation and assessed its adequacy, and effectiveness of implementation for the period from January 1, 2022, through December 31, 2022, as required under the Liquidity Rule. The report concluded that the Program operated effectively and was adequately and effectively implemented in all material aspects, and that the relevant controls and safeguards were appropriately designed to enable the LRS to administer the Program in compliance with the Liquidity Rule.

In accordance with the Program, the LRS assessed each Fund's liquidity risk no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents and borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Fund portfolio investment is classified into one of four liquidity categories, which classification is assessed at least monthly by the LRS. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. Liquidity classification determinations take into account various market, trading and investment-specific considerations, as well as market depth, and in some cases utilize third-party vendor data.

The Liquidity Rule limits a fund's investments in illiquid investments to 15% of its net assets and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or "HLIM"). The LRS believes that the Program includes provisions reasonably designed to review, monitor and comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement, as applicable.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.

18

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2023

Important Notices (unaudited)

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semi-annual and annual reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley non-money market fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters as an attachment to Form N-PORT and monthly holding for each money market fun on Form N-MFP. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, but makes the complete schedule of portfolio holdings for the fund's first and third fiscal quarters available on its public website. The holdings for each money market fund are also posted to the Morgan Stanley public website. You may, however, obtain Form N-PORT filings (as well as the Form N-CSR, N-CSRS and N-MFP filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov).

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Company's Proxy Voting Policy and Procedures and information regarding how the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 869-6397 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is submitted for the general information of the shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Company's Statement of Additional Information contains additional information about the Fund, including its Directors. It is available, without charge, by calling 1 (800) 869-6397.

Householding Notice

To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents, including shareholder reports, prospectuses and proxy materials, to investors with the same last name who reside at the same address. Your participation in this program will continue for an unlimited period of time unless you instruct us otherwise. You can request multiple copies of these documents by calling 1 (800) 869-6397, 8:00 a.m. to 6:00 p.m., ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

Tailored Shareholder Reports

Effective January 24, 2023, the SEC adopted rule and form amendments to require open-end mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semi-annual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semi-annual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Morgan Stanley Funds.

19

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2023

Directors and Officers Information (unaudited)

Independent Directors:

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Frank L. Bowman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1944	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mèrite by the French Government; elected to the National Academy of Engineering (2009).

				87

Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a former member of the CNA Military Advisory Board; Chairman of the Board of Trustees of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; Director of other various nonprofit organizations; formerly, Director of BP, plc (November 2010-May 2019).

Frances L. Cashman c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1961	Director	Since February 2022	Chief Executive Officer, Asset Management Portfolio, Delinian Ltd. (financial information) (May 2021-Present); Executive Vice President and various other roles, Legg Mason & Co. (asset management) (2010-2020); Managing Director, Stifel Nicolaus (2005-2010).	88

Formerly, Trustee and Investment Committee Member, GeorgiaTech Foundation (since June 2019); Trustee and Chair of Marketing Committee, and Member of Investment Committee, Loyola Blakefield (2017-2023); Trustee, MMI Gateway Foundation (2017-2023); Director and Investment Committee Member, Catholic Community Foundation Board (2012-2018); Director and Investment Committee Member, St. Ignatius Loyola Academy (2011-2017).

Kathleen A. Dennis c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1953	Director	Since August 2006	Chairperson of the Governance Committee (since January 2021), Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006); Senior Vice President, Chase Bank (1984-1993).	87	Board Member, University of Albany Foundation (2012-present); Board Member, Mutual Funds Directors Forum (2014-present); Director of various non-profit organizations.
Nancy C. Everett c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1955	Director	Since January 2015	Chairperson of the Equity Investment Committee (since January 2021); Director or Trustee of various Morgan Stanley Funds (since January 2015); Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013) and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	88

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

20

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2023

Directors and Officers Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Eddie A. Grier c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1955	Director	Since February 2022	Dean, Santa Clara University Leavey School of Business (since July 2021); Dean, Virginia Commonwealth University School of Business (2010-2021); President and various other roles, Walt Disney Company (entertainment and media) (1981-2010).	88

Director, Witt/Keiffer, Inc. (executive search) (since 2016); Director, NuStar GP, LLC (energy) (since August 2021); Director, Sonida Senior Living, Inc. (residential community operator) (2016-2021); Director, NVR, Inc. (homebuilding) (2013-2020); Director, Middleburg Trust Company (wealth management) (2014-2019); Director, Colonial Williamsburg Company (2012-2021); Regent, University of Massachusetts Global (since 2021); Director and Chair, ChildFund International (2012-2021); Trustee, Brandman University (2010-2021); Director, Richmond Forum (2012-2019).

Jakki L. Haussler c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1957	Director	Since January 2015	Chairperson of the Audit Committee (since January 2023) and Director or Trustee of various Morgan Stanley Funds (since January 2015); Chairman, Opus Capital Group (since 1996); formerly, Chief Executive Officer, Opus Capital Group (1996-2019); Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	88

Director, Vertiv Holdings Co. (VRT) (since August 2022); Director of Cincinnati Bell Inc. and Member, Audit Committee and Chairman, Governance and Nominating Committee (2008-2021); Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director, Barnes Group Inc. (since July 2021); Member of Chase College of Law Center for Law and Entrepreneurship Board of Advisors; Director of Best Transport (2005-2019); Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee.

Dr. Manuel H. Johnson c/o Johnson Smick International, Inc. 220 I Street, NE Suite 200 Washington, D.C. 20002 Birth Year: 1949	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Fixed Income, Liquidity and Alternatives Investment Committee (since January 2021), Chairperson of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	87	Director of NVR, Inc. (home construction).
Joseph J. Kearns c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1942	Director	Since August 1994 (Retired December 31, 2023)	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (2006-2022) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006); CFO of the J. Paul Getty Trust (1982-1999).	88	Director, Rubicon Investments (since February 2019); Prior to August 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.

21

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2023

Directors and Officers Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Michael F. Klein c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1958	Director	Since August 2006

Chairperson of the Risk Committee (since January 2021); Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				87	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia A. Maleski c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1960	Director	Since January 2017	Director or Trustee of various Morgan Stanley Funds (since January 2017); Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer — Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	88	Formerly, Trustee (January 2022 to March 2023), Treasurer (January 2023 to March 2023), and Finance Committee (January 2022 to March 2023).
W. Allen Reed c/o Perkins Coie LLP Counsel to the Independent Directors 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1947	Chair of the Board and Director	Chair of the Board since August 2020 and Director since August 2006	Chair of the Boards of various Morgan Stanley Funds (since August 2020); Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Vice Chair of the Boards of various Morgan Stanley Funds (January 2020-August 2020); President and Chief Executive Officer of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	87	Formerly, Director of Legg Mason, Inc. (2006-2019); and Director of the Auburn University Foundation (2010-2015).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2023) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Directors at any time during the past five years.

22

Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2023

Directors and Officers Information (unaudited) (cont'd)

Executive Officers:

Name, Address and Birth Year of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon 1585 Broadway New York, NY 10036 Birth Year: 1963	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser.

Deidre A. Downes 1633 Broadway New York, NY 10019 Birth Year: 1977	Chief Compliance Officer	Since November 2021

Executive Director of the Adviser (since January 2021) and Chief Compliance Officer of various Morgan Stanley Funds (since November 2021). Formerly, Vice President and Corporate Counsel at PGIM and Prudential Financial (October 2016-December 2020).

Francis J. Smith 750 Seventh Avenue New York, NY 10019 Birth Year: 1965	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin 1633 Broadway New York, NY 10019 Birth Year: 1967	Secretary	Since June 1999	Managing Director of the Adviser and various entities affiliated with the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key 1585 Broadway New York, NY 10036 Birth Year: 1979	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Managing Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

The Fund's statement of additional information includes further information about the Fund's Directors and Officers, and is available without charge by visiting www.morganstanley.com/im or upon request by calling 1 (800) 869-6397.

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves an indefinite term, until his or her successor is elected.

23

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Morgan Stanley Variable Insurance Fund, Inc.

Annual Report – December 31, 2023

Adviser and Administrator

Morgan Stanley Investment Management Inc.
1585 Broadway
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
1585 Broadway
New York, New York 10036

Dividend Disbursing and Transfer Agent

SS&C Global Investor & Distribution Solutions, Inc.
P.O. Box 219804
Kansas City, Missouri 64121-9804

Co-Transfer Agent

Eaton Vance Management
Two International Place
Boston, Massachusetts 02110

Custodian

State Street Bank and Trust Company
One Congress Street
Boston, Massachusetts 02114

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Perkins Coie LLP
1155 Avenue of the Americas,
22nd Floor
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

UIFREIANN
6301816 EXP 02.28.25

Item 2. Code of Ethics.

(a) The registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) No information need be disclosed pursuant to this paragraph.

(c) Not applicable.

(d) Not applicable.

(e) Not applicable.

(f)

  (1) The registrant’s Code of Ethics is attached hereto as Exhibit 13 A.

  (2) Not applicable.

  (3) Not applicable.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Directors has determined that Jakki L. Haussler, an “independent” Trustee, is an “audit committee financial expert" serving on its audit committee. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Directors in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.

(a)(b)(c)(d) and (g). Based on fees billed for the periods shown:

2023

	Registrant		Covered Entities(1)
Audit Fees	$473,966		N/A
Non-Audit Fees
Audit-Related Fees	$—	(2)	$—	(2)
Tax Fees	$—	(3)	$—	(4)
All Other Fees	$—		$1,627,962	(5)
Total Non-Audit Fees	$—		$1,627,962
Total	$473,966		$1,627,962

2022

	Registrant		Covered Entities(1)
Audit Fees	$594,336		N/A
Non-Audit Fees
Audit-Related Fees	$—	(2)	$—	(2)
Tax Fees	$—	(3)	$—	(4)
All Other Fees	$—		$5,778,872	(5)
Total Non-Audit Fees	$—		$5,778,872
Total	$594,336		$5,778,872

1

N/A- Not applicable, as not required by Item 4.

(1)	Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.

(2)	Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities' and funds advised by the Adviser or its affiliates, specifically data verification and agreed-upon procedures related to asset securitizations and agreed-upon procedures engagements.

(3)	Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the preparation and review of the Registrant’s tax returns.

(4)	Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the review of Covered Entities' tax returns.

(5)	The fees included under “All Other Fees” are for services provided by Ernst & Young LLP related to surprise examinations for certain investment accounts to satisfy SEC Custody Rules and consulting services related to merger integration for sister entity to the Adviser.

(e)(1) The audit committee’s pre-approval policies and procedures are as follows:

AUDIT COMMITTEE
AUDIT AND NON-AUDIT SERVICES
PRE-APPROVAL POLICY AND PROCEDURES
OF THE
MORGAN STANLEY FUNDS

AS ADOPTED AND AMENDED JULY 23, 2004 AND JUNE 12 AND 13, 20193

 1. Statement of Principles

The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor’s independence from the Fund.

The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee’s administration of the engagement of the independent auditor. The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid. Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee or its delegate (“specific pre-approval”). The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors. As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee. The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise. The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval from the Audit Committee. The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities. It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the Independent Auditors to management.

The Fund’s Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors’ independence.

3 This Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the “Policy”), adopted as of the date above, supersedes and replaces all prior versions that may have been adopted from time to time.

2

 2. Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

 3. Audit Services

The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund’s financial statements. These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit. The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide. Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

The Audit Committee has pre-approved the Audit services in Appendix A. All other Audit services not listed in Appendix A must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

 4. Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements and, to the extent they are Covered Services, the Covered Entities or that are traditionally performed by the Independent Auditors. Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-CEN and/or N-CSR.

The Audit Committee has pre-approved the Audit-related services in Appendix A. All other Audit-related services not listed in Appendix A must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

 5. Tax Services

The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the Independent Auditors may provide such services.

Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix A. All Tax services in Appendix A must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

 6. All Other Services

The Audit Committee believes, based on the SEC’s rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The Audit Committee has pre-approved the All Other services in Appendix A. Permissible All Other services not listed in Appendix A must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

 7. Pre-Approval Fee Levels or Budgeted Amounts

Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee. Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services.

 8. Procedures

All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund’s Principal Financial and Accounting Officer and must include a detailed description of the services to be rendered. The Fund’s Principal Financial and Accounting Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors. Requests or applications to provide services that require specific approval by the Audit Committee or Chairperson of the Audit Committee will be submitted to the Audit Committee by the Fund’s Principal Financial and Accounting Officer, who, after consultation with the Independent Auditors, will discuss whether the request or application is consistent with the SEC’s rules on auditor independence.

3

The Audit Committee has designated the Fund’s Principal Financial and Accounting Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy. The Fund’s Principal Financial and Accounting Officer will report to the Audit Committee on a periodic basis on the results of its monitoring. Both the Fund’s Principal Financial and Accounting Officer and management will immediately report to the Chairperson of the Audit Committee any breach of this Policy that comes to the attention of the Fund’s Principal Financial and Accounting Officer or any member of management.

 9. Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor’s independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with the PCAOB’s Ethics and Independence Rule 3526, and discussing with the Independent Auditors its methods and procedures for ensuring independence.

 10. Covered Entities

Covered Entities include the Fund’s investment adviser(s) and any entity controlling, controlled by or under common control with the Fund’s investment adviser(s) that provides ongoing services to the Fund(s). Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund’s audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund. This list of Covered Entities would include:

 Morgan Stanley Funds

 Morgan Stanley & Co. LLC

 Morgan Stanley Investment Management Inc.

 Morgan Stanley Investment Management Limited

 Morgan Stanley Investment Management Private Limited

 Morgan Stanley Asset & Investment Trust Management Co., Limited

 Morgan Stanley Investment Management Company

 Morgan Stanley Services Company, Inc.

 Morgan Stanley Distribution, Inc.

 Morgan Stanley AIP GP LP

 Morgan Stanley Alternative Investment Partners LP

 Morgan Stanley Smith Barney LLC

 Morgan Stanley Capital Management LLC

 Morgan Stanley Asia Limited

 Morgan Stanley Services Group

(e)(2) Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Registrant. 100% of such services were pre-approved by the audit committee pursuant to the Audit Committee’s pre-approval policies and procedures (attached hereto).

(f) Not applicable.

(g) See table above.

(h) The audit committee of the Board of Directors has considered whether the provision of services other than audit services performed by the auditors to the Registrant and Covered Entities is compatible with maintaining the auditors' independence in performing audit services.

4

APPENDIX A

Pre-Approved Audit Services

Service	Range of Fees
	The Fund(s)	Covered Entities
Statutory audits or financial audits for the Funds	For a complete list of fees, please contact the legal department **	N/A
Services associated with SEC registration statements (including new fund filings/seed audits), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters for closed-end fund offerings, consents), and assistance in responding to SEC comment letters	*	*
Consultations by the Fund’s management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard setting bodies (Note: Under SEC rules, some consultations may be “audit related” services rather than “audit” services)	*	*

Pre-Approved Audit-Related Services

Service	Range of Fees
	The Fund(s)	Covered Entities
Attest procedures not required by statute or regulation	*	*
Due diligence services pertaining to potential fund mergers	*	*
Consultations by the Fund’s management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be “audit” services rather than “audit-related” services)	*	*
General assistance with implementation of the requirements of SEC rules or listing standards promulgated pursuant to the Sarbanes-Oxley Act	*	*

Pre-Approved Tax Services

Service	Range of Fees
	The Fund(s)	Covered Entities
U.S. federal, state and local tax planning and advice	*	*
U.S. federal, state and local tax compliance	*	*
International tax planning and advice	*	*
International tax compliance	*	*
Review/preparation of federal, state, local and international income, franchise, and other tax returns	$450,000 PwC	N/A
Identification of Passive Foreign Investment Companies	$175,000 PwC	*
PwC ITV Tool – assist in determining which Fund holdings have foreign capital gains tax exposure	$125,000 PwC	*
Foreign Tax Services - Preparation of local foreign tax returns and assistance with local tax compliance issues (including maintenance of transaction schedules, assistance in periodic tax remittances, tax registration, representing funds before foreign revenue authorities and assistance with assessment orders)	$500,000 PwC	*
Assistance with tax audits and appeals before the IRS and similar state, local and foreign agencies	*	*
Tax advice and assistance regarding statutory, regulatory or administrative developments (e.g., excise tax reviews, evaluation of Fund’s tax compliance function)	*	*

5

Pre-Approved All Other Services

Service	Range of Fees
	The Fund(s)	Covered Entities
Risk management advisory services, e.g., assessment and testing of security infrastructure controls	*	*

* Aggregate fees related to the pre-approved services will be limited to 10% of the 2023/2024 annual fees for audit and tax services.

** Audit and tax services for new funds/portfolios will be subject to the maximum audit and tax fee for a fund/portfolio on fee schedule distributed by the Auditors.

Prohibited Non-Audit Services

 ● Bookkeeping or other services related to the accounting records or financial statements of the audit client

 ● Financial information systems design and implementation

 ● Appraisal or valuation services, fairness opinions or contribution-in-kind reports

 ● Actuarial services

 ● Internal audit outsourcing services

 ● Management functions

 ● Human resources

 ● Broker-dealer, investment adviser or investment banking services

 ● Legal services

 ● Expert services unrelated to the audit

(i)           Not Applicable.

(j)           Not Applicable.

Item 5. Audit Committee of Listed Registrants.

(a) The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act whose members are:

Joseph J. Kearns, Nancy C. Everett, Eddie A. Grier and Jakki L. Haussler.

(b) Not applicable.

Item 6. Schedule of Investments

(a) Refer to Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Applicable only to reports filed by closed-end funds.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Applicable only to reports filed by closed-end funds.

Item 9. Closed-End Fund Repurchases

Applicable only to reports filed by closed-end funds.

Item 10. Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominee to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

6

Item 11. Controls and Procedures

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not Applicable

Item 13. Exhibits

(a) The Code of Ethics for Principal Executive and Senior Financial Officers.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as part of EX-99.CERT.

(c) Section 906 Certification

7

SIGNATURES

 Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Stanley Variable Insurance Fund, Inc.

/s/ John H. Gernon
John H. Gernon Principal Executive Officer February 20, 2024

 Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ John H. Gernon
John H. Gernon Principal Executive Officer February 20, 2024

/s/ Francis J. Smith
Francis J. Smith Principal Financial Officer February 20, 2024